UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

222 West Adams Street, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Michelle R. Seitz

William Blair Funds

222 West Adams Street, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1.	June 30, 2012 Annual Reports transmitted to shareholders.

William Blair Funds

Semiannual Report

June 30, 2012

June 30, 2012	William Blair Funds 1

The views expressed in the commentary for each Fund reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Statements involving predictions, assessments, analyses, or outlook for individual securities, industries, market sectors, and/or markets involve risks and uncertainties, and there is no guarantee they will come to pass.

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

2 Semi-Annual Report	June 30, 2012

PERFORMANCE AS OF JUNE 30, 2012—CLASS N SHARES (Unaudited)

	Year To Date	1 yr	3 yr	5 yr	10 yr (or since inception)	Inception Date	Overall Morningstar Rating
Growth Fund
Class N	8.95	1.11	12.88	2.07	5.51	3/20/1946	««« Among 1,510 Large Growth Funds
Morningstar Large Growth	9.23	0.81	14.83	0.96	5.19
Russell 3000® Growth	9.98	5.05	17.55	2.79	6.13
S&P’s 500	9.49	5.45	16.40	0.22	5.33

Large Cap Growth Fund
Class N	12.06	4.19	14.25	1.15	3.59	12/27/1999	««« Among 1,510 Large Growth Funds
Morningstar Large Growth	9.23	0.81	14.83	0.96	5.19
Russell 1000® Growth	10.08	5.76	17.50	2.87	6.03

Small Cap Growth Fund
Class N	9.19	(6.63)	10.25	(2.31)	7.15	12/27/1999	«« Among 662 Small Growth Funds
Morningstar Small Growth	7.67	(5.09)	17.34	0.94	6.70
Russell 2000® Growth	8.81	(2.71)	18.09	1.99	7.39

Mid Cap Growth Fund
Class N	7.03	(2.86)	17.28	3.99	5.81	2/1/2006	«««« Among 678 Mid-Cap Growth Funds
Morningstar Mid-Cap Growth	7.55	(4.31)	17.04	1.17	—
Russell MidCap® Growth	8.10	(2.99)	19.01	1.90	3.82

Small-Mid Cap Growth Fund
Class N	5.00	(6.10)	15.72	2.69	6.95	12/29/2003	«««« Among 678 Mid-Cap Growth Funds
Morningstar Mid-Cap Growth	7.55	(4.31)	17.04	1.17	—
Russell 2500TM Growth	8.44	(3.19)	19.38	2.35	6.65

Global Growth Fund
Class N	8.64	(1.24)	15.15	—	(2.52)	10/15/2007	«««« Among 706 World Stock Funds
Morningstar World Stock	5.38	(7.48)	10.79	—	—
MSCI All Country World IMI (net)	5.76	(6.91)	11.30	—	(3.70)

International Growth Fund
Class N	7.66	(9.74)	10.34	(4.53)	6.50	10/1/1992	««« Among 210 Foreign Large Growth Funds
Morningstar Foreign Large Growth	4.86	(11.51)	9.53	(3.38)	6.03
MSCI All Country World Ex-U.S. IMI (net)	2.93	(14.79)	7.36	(4.46)	7.19

International Equity Fund
Class N	4.55	(11.75)	6.80	(5.88)	2.76	5/24/2004	«« Among 210 Foreign Large Growth Funds
Morningstar Foreign Large Growth	4.86	(11.51)	9.53	(3.38)	—
MSCI World Ex-U.S. (net)	2.43	(14.13)	6.20	(5.67)	4.69

International Small Cap Growth Fund
Class N	6.16	(11.55)	13.91	(2.56)	4.59	11/1/2005	««« Among 96 Foreign Small/Mid Growth Funds
Morningstar Foreign Small/Mid Growth	7.36	(11.25)	12.80	(3.49)	—
MSCI All Country World Small Cap Ex-U.S. (net)	4.09	(16.43)	10.41	(3.74)	4.41

Emerging Markets Growth Fund
Class N	7.08	(10.81)	12.61	(2.96)	10.07	6/6/2005	««« Among 353 Diversified Emerging Markets Funds
Morningstar Diversified Emerging Markets	4.15	(16.10)	8.96	(2.02)	—
MSCI Emerging Markets IMI (net)	4.31	(16.29)	9.97	(0.01)	10.34

Please see the next page for important disclosure information.

June 30, 2012	William Blair Funds 3

PERFORMANCE AS OF JUNE 30, 2012—CLASS N SHARES (Unaudited)—CONTINUED

	Year To Date	1 yr	3 yr	5 yr	10 yr (or since inception)	Inception Date	Overall Morningstar Rating
Emerging Leaders Growth Fund
Class N	6.90	(11.87)	—	—	0.85	5/3/2010	Not rated.
Morningstar Diversified Emerging Markets	4.15	(16.10)	—	—	—
MSCI Emerging Markets Large Cap (net)	3.60	(15.51)	—	—	(0.63)

Emerging Markets Small Cap Growth Fund
Class N	14.29	—	—	—	11.20	10/24/2011	Not rated.
Morningstar Diversified Emerging Markets	4.15	—	—	—	—
MSCI EM (Emerging Markets) Small Cap	7.27	—	—	—	0.49

Large Cap Value Fund
Class N	9.15	—	—	—	8.93	10/24/2011	Not rated.
Morningstar Large Value	7.01	—	—	—	—
Russell 1000® Value	8.68	—	—	—	10.48

Small Cap Value Fund
Class N	5.46	(3.97)	17.74	1.31	5.62	12/23/1996	««« Among 284 Small Value Funds
Morningstar Small Value	6.53	(2.74)	17.37	(0.20)	7.34
Russell 2000® Value	8.23	(1.44)	17.43	(1.05)	6.50

Mid Cap Value Fund
Class N	4.68	(1.46)	—	—	5.82	5/3/2010	Not rated.
Morningstar Mid-Cap Value	6.95	(3.42)	—	—	—
Russell Midcap® Value	7.78	(0.37)	—	—	6.21

Small-Mid Cap Value Fund
Class N	4.59	—	—	—	9.30	12/15/2011	Not rated.
Morningstar Mid-Cap Value	6.16	—	—	—	—
Russell 2500® Value	8.15	—	—	—	12.69

Bond Fund
Class N	3.93	8.49	8.42	7.30	6.81	5/1/2007	«««« Among 1,015 Intermediate-Term Bond Funds
Morningstar Intermediate-Term Bond	3.46	6.57	8.31	6.20	—
Barclays Capital U.S. Aggregate Bond	2.37	7.47	6.93	6.79	6.35

Income Fund
Class N	2.94	5.68	6.30	4.37	3.91	10/1/1990	«««« Among 352 Short-Term Bond Funds
Morningstar Short-term Bond	1.86	2.05	4.11	3.50	3.36
Barclays Capital Intermediate	2.10	5.42	5.81	6.01	5.08
Govt./Credit Bond

Low Duration Fund
Class N	1.59	2.19	—	—	1.77	12/1/2009	Not rated.
Morningstar Ultra Short Bond	1.05	0.79	—	—	—
Merrill Lynch 1-Year U.S. Treasury Note	0.04	0.26	—	—	0.50

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Investing in smaller companies involves special risks, including higher

4 Semi-Annual Report	June 30, 2012

PERFORMANCE AS OF JUNE 30, 2012—CLASS N SHARES (Unaudited)—CONTINUED

volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. As interest rates rise, bond prices will fall and bond funds may become more volatile. Class N shares are available to the general public without a sales load.

Morningstar RatingsTM are as of 6/30/2012 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund ««/««««/««« and Large Cap Growth Fund «««/«««/««, out of 1,510/1,297/855 large growth funds; Small Cap Growth Fund «/««/«««, out of 662/574/378 small growth funds; Mid Cap Growth Fund «««/««««/NA and Small-Mid Cap Growth Fund «««/««««/NA out of 678/598/NA mid cap growth funds; Global Growth Fund ««««/NA/NA out of 706/NA/NA world stocks; International Growth Fund ««««/«««/««« and International Equity Fund ««/««/NA out of 210/171/96 foreign large growth funds; International Small Cap Growth Fund ««««/«««/NA out of 96/88/NA foreign small/mid growth funds; Emerging Markets Growth Fund ««««/««/NA and Emerging Leaders Growth Fund ««««/NA/NA, out of 353/243/NA diversified emerging markets growth funds; Small Cap Value Fund «««/««««/«« out of 284/253/150 small value funds; Income Fund «««««/««««/«««« out of 352/324/190 short-term bond funds; Bond Fund «««/««««/NA out of 1,015/880/NA intermediate-term bond fund.

Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

See accompanying Notes to Financial Statements.

June 30, 2012	William Blair Funds 5

David C. Fording

John F. Jostrand

GROWTH FUND

The Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Thus far in 2012, U.S. equity markets posted strong results; the Russell 3000® Growth Index rose 9.98%. However, performance varied widely in each quarter. Like the past several years, the familiar pattern of risk-on occurred during periods of optimism while risk-off occurred during periods of pessimism due to rising macro and political concerns. The period began with robust upward momentum as investors gained confidence in the strengthening U.S. economy and were comforted by stabilization in Europe; the Russell 3000® Growth Index climbed 14.58% in the first quarter. Notably, investors differentiated based on underlying company fundamentals, a sound environment for active managers. However, during the second quarter, markets reversed course due to worries over U.S. economic growth, the re-intensified European debt crisis and continued slowing growth in emerging markets; the Russell 3000® Growth Index fell 4.02% in the second quarter. In the latter period, volatility and stock correlations picked up; investors preferred low risk, defensives and domestically focused companies.

Portfolio Results

The William Blair Growth Fund Class N rose 8.95% modestly trailing its benchmark, the Russell 3000® Growth Index. The positive results occurred primarily in the first quarter. Importantly, most of our companies had good quarterly earnings reports, which assisted.

Our Health Care and Industrials stock selection was strong. In Health Care, we added HMS Holdings Corporation to the portfolio in April and it rallied sharply at the end of June when the Supreme Court upheld the Patient Protection and Affordable Care Act (PPACA), which potentially expands the Medicaid population by 10 million in 2014. HMS Holdings’ coordination of benefit business should benefit as it ensures Medicaid does not pay claims that should be covered by other parties. More broadly, we had a half dozen other outperforming Health Care stocks in the portfolio in the first half. In Industrials, TransDigm Group, Inc. – a designer, producer, and supplier of engineered aircraft components, and IHS, Inc. – the leading global provider of critical technical information, decision support tools, and related services, contributed nicely to results. TransDigm Group reported quarterly earnings that were above consensus due to strong growth in all end markets. In our view, it has a superior business model relative to peers focusing its design and acquisition efforts on complex, low volume, low dollar value parts within an aircraft. Once it has a design win, it is the sole source provider for the life of the aircraft (30 to 40 years per platform). IHS had healthy quarterly results with attractive organic revenue growth. We believe the firm should continue to benefit from strong subscription renewal trends, a robust new product pipeline, improved cross-selling initiatives, as well as cost and efficiency improvements projects. Lastly, in Information Technology, eBay, Inc. continued to be a standout as the best overall portfolio contributor. It continued to experience strong top line growth and margin expansion for the Paypal business as well as continued improvement for the Marketplace division. We believe Paypal should continue to benefit from market share gains and market growth online as well as in the fast growing mobile payments arena.

Our weakest sector was Consumer Discretionary due to positions in Gentex Corporation and McDonald’s Corporation. Gentex, a technology company serving the global automotive industry, came under pressure given another delay by the National Transportation Safety Board in providing guidance for how auto manufacturers are to comply with the government’s mandate for rear cameras in vehicles. This news disappointed investors as it

6 Semi-Annual Report	June 30, 2012

continues the uncertainty in regard to an avenue of growth for Gentex. We believe the firm has attractive long term growth prospects from both current and upcoming products. For McDonald’s, it was a strong performer in 2011 and investors took profits in 2012. In our view, it is one of highest quality investments that did not perform as well as comparable peers especially in the second quarter. Notably, we had trimmed this large position early in 2012 on valuation and added back to it later in the first quarter period at a more attractive price; we believe it is a well positioned long term winner. Another sector that lagged was Consumer Staples due to a position in Green Mountain Coffee Roasters, Inc. It came under pressure on weaker than expected sales growth driven by a K-cup attachment rate that appears to be slowing faster than expected. The many moving parts of the model, notably the shifting channels of distribution and evolving consumer behavior as single-serve coffee goes mainstream, led to wide variability in company results versus Wall Street expectations, and investors lost confidence. This coincides with concerns around long-term K-cup profitability as select K-cup related patents expire. We believe current valuation implies substantial cuts to estimates based on various negative scenarios, which we do not consider probable; therefore, we maintained our relatively small position.

Outlook

While U.S. equity markets oscillate between optimism and pessimism from quarter to quarter, these moves seem more based on the latest macro or political news release than a change in the long-term trajectory for the U.S. economy. The Federal Reserve remains accommodative and stands ready to enact additional measures if necessary, which should be supportive of businesses and consumers. While in the second quarter unemployment ticked up and manufacturing modestly declined due to Europe’s recessionary environment, U.S. housing sales improved. Corporate balance sheets and operating margins in aggregate remain healthy. Falling commodity prices should provide some relief; the price of oil traded from $99 to $85 per barrel in the first half of 2012.

Typically, markets crave certainty; until clarity appears, volatility will likely remain elevated. Investors remain concerned over further deterioration in the European debt crisis and slowing emerging market growth, which in turn impacts U.S. exports. Also, in the U.S., stability of economic growth remains a primary focus, along with the November elections and the outcome for the fiscal cliff (i.e., expiration of the Bush-era tax cuts, coupled with mandatory federal spending cuts.) Finally, with revenue growth broadly decelerating and operating margins at or near peak levels for the U.S. market as a whole, the ability of corporations to sustain high levels of earnings growth is of some concern.

As always, our concentration remains on our quality growth philosophy, disciplined investment process, and deep fundamental research. We believe strategically advantaged companies with unique products/services, strong business models and seasoned management teams can sustain growth over peers and the benchmark. In terms of valuation, quality growth stocks remain attractive if consensus earnings can be achieved, while perceived “safe” stocks are elevated relative to history. In general, we continue to find attractive investment opportunities and use volatility to our advantage to buy quality growth companies with strong risk/reward profiles.

June 30, 2012	William Blair Funds 7

Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2012

	Year To Date	1 Year	3 Year	5 Year	10 Year
Class N	8.95%	1.11%	12.88%	2.07%	5.51%
Class I	9.12	1.41	13.24	2.40	5.82
Russell 3000® Growth Index	9.98	5.05	17.55	2.79	6.13
S&P 500 Index	9.49	5.45	16.40	0.22	5.33

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on June 30, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

8 Semi-Annual Report	June 30, 2012

Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—34.5%
*Apple, Inc.	85,285	$49,806
*Cavium, Inc.	242,700	6,796
*eBay, Inc.	497,200	20,887
*Genpact, Ltd.†	805,418	13,394
*Google, Inc. Class “A”	44,905	26,048
Mastercard, Inc. Class “A”	39,200	16,860
*Monolithic Power Systems, Inc.	283,452	5,632
QUALCOMM, Inc.	402,740	22,425
*RealPage, Inc.	302,761	7,012
*Silicon Laboratories, Inc.	179,227	6,793
*SolarWinds, Inc.	184,500	8,037
Solera Holdings, Inc.	142,300	5,947
TE Connectivity, Ltd.†	383,500	12,238
*VeriSign, Inc.	220,000	9,585

		211,460

Industrials—16.4%
*BE Aerospace, Inc.	146,600	6,401
Fastenal Co.	223,458	9,008
*IHS, Inc. Class “A”	203,869	21,963
*Jacobs Engineering Group, Inc.	334,200	12,653
*Stericycle, Inc.	148,600	13,622
*TransDigm Group, Inc.	124,180	16,677
*Trimas Corporation	316,423	6,360
Union Pacific Corporation	116,900	13,947

		100,631

Health Care—15.2%
*Align Technology, Inc.	137,200	4,591
Allergan, Inc.	176,200	16,311
*Cerner Corporation	42,300	3,497
*DaVita, Inc.	80,300	7,886
*Gilead Sciences, Inc.	347,835	17,837
*Haemonetics Corporation	134,100	9,938
*HMS Holdings Corporation	302,100	10,063
*IDEXX Laboratories, Inc.	118,518	11,393
*Illumina, Inc.	115,900	4,681
*NxStage Medical, Inc.	442,090	7,409

		93,606

Consumer Discretionary—14.5%
*Amazon.com, Inc.	82,600	18,862
*Discovery Communications, Inc. Class “A”	176,600	9,536
Gentex Corporation	288,200	6,015
Harley-Davidson, Inc.	227,599	10,408
*K12, Inc.	212,299	4,947
Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Consumer Discretionary—(continued)
McDonald’s Corporation	267,764	$23,705
*Pandora Media, Inc.	568,000	6,174
*Teavana Holdings, Inc.	357,280	4,834
*Vera Bradley, Inc.	219,300	4,623

		89,104

Energy—6.6%
*Cameron International Corporation	148,147	6,327
Occidental Petroleum Corporation	157,500	13,509
Schlumberger, Ltd.†	314,900	20,440

		40,276

Materials—4.8%
Airgas, Inc.	150,700	12,660
Ecolab, Inc.	243,720	16,702

		29,362

Financials—3.7%
*IntercontinentalExchange, Inc.	118,000	16,046
LPL Financial Holdings, Inc.	197,500	6,669

		22,715

Consumer Staples—2.8%
*Green Mountain Coffee Roasters, Inc.	254,700	5,548
Mead Johnson Nutrition Co.	141,700	11,408

		16,956

Total Common Stocks—98.5% (cost $502,304)		604,110

Repurchase Agreement
Fixed Income Clearing Corporation, 0.100% dated 6/29/12, due 7/2/12, repurchase price $8,273, collateralized by FNMA, 5.00%, due 4/15/2015.	$8,272	8,272

Total Repurchase Agreement—1.3% (cost $8,273)		8,272

Total Investments—99.8% (cost $510,576)		612,382
Cash and other assets, less liabilities—0.2%		1,181

Net assets—100.0%		$613,563

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Portfolio of Investments.

June 30, 2012	William Blair Funds 9

James S. Golan

David P. Ricci

LARGE CAP GROWTH FUND

The Large Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Thus far in 2012, U.S. equity markets posted strong results; the Russell 1000® Growth Index rose 10.08%. However, performance varied widely in each quarter. Like the past several years, the familiar pattern of risk-on occurred during periods of optimism while risk-off occurred during periods of pessimism due to rising macro and political concerns. The period began with robust upward momentum as investors gained confidence in the strengthening U.S. economy and were comforted by stabilization in Europe; the Russell 1000® Growth Index climbed 14.69% in the first quarter. Notably, investors differentiated based on underlying company fundamentals, a sound environment for active managers. However, during the second quarter, markets reversed course due to worries over U.S. economic growth, the re-intensified European debt crisis and continued slowing growth in emerging markets; the Russell 1000® Growth Index fell 4.02% in the second quarter. In the latter period, volatility and stock correlations picked up; investors preferred low risk, defensives and domestically focused companies.

Portfolio Results

The William Blair Large Cap Growth Fund Class N rose 12.06% surpassing the benchmark, the Russell 1000® Growth Index. Stock selection in the first quarter drove the positive relative results. Importantly, most of our companies had good quarterly earnings reports, which assisted.

Our Information Technology (IT) stock selection contributed most to the overall return; eBay, Inc., Apple, Inc. and Citrix Systems, Inc. ranked among the best performers. eBay continued to experience strong top line growth and margin expansion for the Paypal business as well as continued improvement for the Marketplace division. We believe Paypal should continue to benefit from market share gains and market growth online as well as in the fast growing mobile payments arena. Apple also continued to gain ground due to healthy iPhone, iPad, and Mac sales. Additionally, the company launched the newest iPad and announced it is initiating a dividend as well as a share repurchase program. Citrix Systems benefited from above expectations revenues driven by strong desktop virtualization license growth, increased traction with its networking product and momentum with its SaaS (software-as-a-service) business. We believe Citrix is well positioned to take advantage of attractive trends in desktop virtualization, which is primarily driven by Windows 7 upgrades, desktop refreshes, security, disaster recovery planning, and a move to support a variety of client access devices due to the continued proliferation of smartphones and the emerging iPad/tablet category. Outside of IT, Whole Foods Market, Inc. contributed nicely delivering strong sales and margin leverage. The management team continues to execute at a high level in a robust market for health conscious consumers – a long-term secular trend. Going forward, we believe Whole Foods Market has the potential to triple the number of stores in North America based on underpenetrated geographies and smaller stores in smaller cities.

The portfolio had only a couple of notable stock detractors across various sectors. In Consumer Staples, Green Mountain Coffee Roasters, Inc. came under pressure on slowing sales growth, driven primarily by a K-cup attachment rate that is deteriorating as the user base evolves from high coffee consuming early adopters to mass market. Given the broader uncertainty on the company (patent expiration, and hence the emergence of potential competition), this new information severely rattled investors. We believe the current valuation is unusually punishing and a dire view of the situation; therefore, we maintained our

10 Semi-Annual Report	June 30, 2012

relatively small position. In IT, Google, Inc. trailed peers; it slightly missed revenues in its fourth quarter report, which disappointed investors. Also, with increased attention over the Facebook IPO, some investors had concerns over Google’s competitive position and a potential threat to its advertising revenues. In our view, Google should continue to be a beneficiary of advertisers shifting their spending to the internet and wireless applications. Lastly, in Consumer Discretionary, Nike, Inc.’s stock detracted in the second quarter. The company’s fiscal fourth quarter results disappointed due to lower than expected gross margin and a deceleration of futures orders in China. We believe these issues will not be secular in nature. Over the long-term, Nike should enjoy compelling global growth due to its strong brand, innovation and further expansion into emerging markets.

Outlook

While U.S. equity markets oscillate between optimism and pessimism from quarter to quarter, these moves seem more based on the latest macro or political news release than a change in the long-term trajectory for the U.S. economy. The Federal Reserve remains accommodative and stands ready to enact additional measures if necessary, which should be supportive of businesses and consumers. While in the second quarter unemployment ticked up and manufacturing modestly declined due to Europe’s recessionary environment, U.S. housing sales improved. Corporate balance sheets and operating margins in aggregate remain healthy. Falling commodity prices should provide some relief; the price of oil traded from $99 to $85 per barrel in the first half of 2012.

Typically, markets crave certainty; until clarity appears, volatility will likely remain elevated. Investors remain concerned over further deterioration in the European debt crisis and slowing emerging market growth, which in turn impacts U.S. exports. Also, in the U.S., stability of economic growth remains a primary focus, along with the November elections and the outcome for the fiscal cliff (i.e., expiration of the Bush-era tax cuts, coupled with mandatory federal spending cuts.) Finally, with revenue growth broadly decelerating and operating margins at or near peak levels for the U.S. market as a whole, the ability of corporations to sustain high levels of earnings growth is of some concern.

As always, our concentration remains on our quality growth philosophy, disciplined investment process, and deep fundamental research. We believe strategically advantaged companies with unique products/services, strong business models and seasoned management teams can sustain growth over peers and the benchmark. In terms of valuation, quality growth stocks remain attractive if consensus earnings can be achieved, while perceived “safe” stocks are elevated relative to history. In general, we continue to find attractive investment opportunities and use volatility to our advantage to buy quality growth companies with strong risk/reward profiles.

June 30, 2012	William Blair Funds 11

Large Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2012

	Year To Date	1 Year	3 Year	5 Year	10 Year
Class N	12.06%	4.19%	14.25%	1.15%	3.59%
Class I	12.38	4.40	14.52	1.43	3.83
Russell 1000® Growth Index	10.08	5.76	17.50	2.87	6.03

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

12 Semi-Annual Report	June 30, 2012

Large Cap Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—29.7%
Accenture plc Class “A”†	13,030	$783
*Apple, Inc.	4,680	2,733
*Broadcom Corporation Class “A”	7,730	261
*Citrix Systems, Inc.	10,170	854
*eBay, Inc.	24,410	1,026
*Google, Inc. Class “A”	1,483	860
Mastercard, Inc. Class “A”	940	404
QUALCOMM, Inc.	15,125	842
*Trimble Navigation, Ltd.	5,470	252

		8,015

Consumer Discretionary—15.5%
*Amazon.com, Inc.	2,680	612
*Discovery Communications, Inc. Class “A”	10,270	555
*Dollar General Corporation	7,350	400
Harley-Davidson, Inc.	14,860	679
NIKE, Inc. Class “B”	6,850	601
*priceline.com, Inc.	725	482
Starbucks Corporation	15,960	851

		4,180

Industrials—12.4%
Donaldson Co., Inc.	14,720	491
Precision Castparts Corporation	5,130	844
*Stericycle, Inc.	8,110	743
Union Pacific Corporation	5,110	610
W.W. Grainger, Inc.	3,450	660

		3,348

Consumer Staples—9.9%
Colgate-Palmolive Co.	8,930	929
*Green Mountain Coffee Roasters, Inc.	12,520	273
Mead Johnson Nutrition Co.	10,120	815
Whole Foods Market, Inc.	6,810	649

		2,666

Health Care—9.4%
Allergan, Inc.	8,155	755
*DaVita, Inc.	5,620	552
*Gilead Sciences, Inc.	18,380	942
*IDEXX Laboratories, Inc.	2,870	276

		2,525

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Financials—9.3%
*Affiliated Managers Group, Inc.	4,290	$470
American Express Co.	10,000	582
JPMorgan Chase & Co.	25,860	924
T Rowe Price Group, Inc.	8,350	526

		2,502

Energy—5.4%
National Oilwell Varco, Inc.	4,340	280
Occidental Petroleum Corporation	5,110	438
Schlumberger, Ltd.†	11,410	741

		1,459

Materials—4.4%
Praxair, Inc.	6,695	728
Syngenta AG—ADR	6,840	468

		1,196

Telecommunication Services—2.6%
*SBA Communications Corporation Class “A”	12,450	710

Total Common Stocks—98.6% (cost $20,696)		26,601

Repurchase Agreement
Fixed Income Clearing Corporation, 0.100% dated 6/29/12, due 7/2/12, repurchase price $467, collateralized by FNMA, 5.00%, due 4/15/2015	$467	467

Total Repurchase Agreement—1.7% (cost $467)		467

Total Investments—100.3% (cost $21,163)		27,068
Liabilities, plus cash and other assets—(0.3)%		(69)

Net assets—100.0%		$26,999

See accompanying Notes to Portfolio of Investments.

June 30, 2012	William Blair Funds 13

ADR = American Depository Receipt

† = U.S. listed foreign security

* Non-income producing securities

Michael P. Balkin

Karl W. Brewer

SMALL CAP GROWTH FUND

The Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Small Cap Growth Fund increased 9.19% on a total return basis (Class N shares) for the six months ended June 30, 2012. By comparison the Fund’s benchmark, the Russell 2000® Growth Index, increased 8.81%.

After a nearly 30% advance over the previous two quarters, U.S. equities corrected in the second quarter. Robust first quarter returns primarily were driven by improving economic data points in the U.S. and continued strength in the corporate sector. However, in the second quarter, investors refocused their attention on negative headline news from Europe. While news from Greece continued, the elevated fear in the market revolved around more substantial European economies. Investors focused on Europe’s efforts to stabilize the Spanish banking system and the potential risks to the Spanish government’s borrowing capacity. Essentially, investors grappled with the region’s ability to preserve the single-currency bloc.

The slowdown was felt worldwide; China’s growth notably decelerated, joined by other emerging economies, due in part to developed nations’ decreased demand for exports. The U.S. was not immune to the slowdown; U.S. companies with direct business exposure to these regions, combined with declining U.S. business confidence due to the barrage of negative global headlines, translated into slowing business investment and worsening economic data at home. A string of disappointing data points ensued: employment growth slowed significantly from earlier this year, consumer confidence declined, and manufacturing activity slowed.

Broadly speaking, investors’ risk appetite continued from last year during the first quarter, but they gravitated to stocks of companies with less economic sensitivity during the second quarter. From a sector perspective, the typically defensive Health Care and Consumer Staples sectors outperformed in both the second quarter and year-to-date period. Energy has been the standout underperformer in 2012 to date, in part due to the global slowdown’s impact on oil demand.

Year-to-date, the Fund gained 9.19%, surpassing its benchmark, the Russell 2000® Growth Index, which rose 8.81%. The Fund’s outperformance during the first half of 2012 is attributable to stock selection. Notably absent in 2012 as compared to recent years are meaningful style dynamics (i.e., neither tailwinds nor headwinds). From a stock selection perspective, two of the biggest contributors to relative return during the first half of the year were Kensey Nash and Catamaran (formerly SXC Health Solutions). Kensey Nash was one of the Fund’s worst performers in 2011 given royalty disputes with a partner, St. Jude Medical. The resolution of that issue lifted the stock in the first quarter. Then, in the second quarter, the stock rallied further after the company announced it was being acquired by a European biomedical company. The Fund sold its position after this announcement and prior to closing of the acquisition. Catamaran, a pharmacy benefit manager, has seen strong business momentum and announced the acquisition of a competitor, enabling the company to better compete with some of the largest pharmacy benefit managers in the world. On the other hand, Gentherm and Polypore have been the largest detractors from relative return this year. Gentherm has underperformed given complications relating to a German acquisition made in 2011. Polypore underperformed as investors questioned the proprietary nature of its battery separation processes and as the outlook for the electric vehicle market, a big growth driver for the company, became increasingly clouded.

Regarding the second quarter specifically, the Fund’s underperformance was attributable to stock selection. Gentherm and Office Depot were the two leading reasons for the quarter’s

14 Semi-Annual Report	June 30, 2012

underperformance. On the other hand, helping relative performance were Kensey Nash and Six Flags. While the recovery works to regain traction, there are a few positive developments to highlight: the stubborn housing market finally seems to be reversing course, as indicated by encouraging data on home prices and sales trends. Gas prices have declined from their April highs, although savings at the pump have yet to translate into higher confidence among consumers. Improving loan demand and banks’ willingness to lend are displaying some encouraging trends as well. Regarding the stock market specifically, while fundamentals are at a critical juncture given the current pause in business confidence, valuations appear attractive if estimated earnings growth materializes.

Today’s unresolved issues make for a cloudy outlook as the world waits to see how the next chapter of the euro zone will read. Much attention will be focused on U.S. politics leading up to the November elections, the potential “fiscal cliff” (i.e., expiration of the Bush-era tax cuts, coupled with mandatory federal spending cuts), and the overall pace of economic growth. While this quarter’s market pullback resembles the past two years’ mid-year slumps, the global easing cycle along with a strengthening housing market could serve as tailwinds unique to 2012.

In the end, while we factor various economic scenarios into our stock picking, we focus our time on constructing the Fund from a bottom-up perspective. We continue to find good ideas across sectors, and are confident the Fund consists of well-managed companies with solid competitive positions whose stocks are at attractive valuations compared to the expected growth and consistency of their business.

June 30, 2012	William Blair Funds 15

Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2012

	Year To Date	1 Year	3 Year	5 Year	10 Year
Class N	9.19%	(6.63)%	10.25%	(2.31)%	7.15%
Class I	9.33	(6.39)	10.57	(2.03)	7.44
Russell 2000® Growth Index	8.81	(2.71)	18.09	1.99	7.39

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Growth Index.

This report identifies the Fund’s investments on June 30, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

16 Semi-Annual Report	June 30, 2012

Small Cap Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—21.0%
*Bottomline Technologies, Inc.	413,073	$7,456
*Cardtronics, Inc.	79,340	2,397
*Cavium, Inc.	215,316	6,029
*Inuvo, Inc.	2,171,739	1,477
*Liquidity Services, Inc.	102,140	5,229
*MaxLinear, Inc. Class “A”	795,912	3,948
*Monolithic Power Systems, Inc.	456,571	9,072
*RealPage, Inc.	308,553	7,146
*Silicon Laboratories, Inc.	152,674	5,786
*SolarWinds, Inc.	160,280	6,982
*Stamps.com, Inc.	251,620	6,208
Syntel, Inc.	116,992	7,101
*Tangoe, Inc.	240,729	5,130
*TeleTech Holdings, Inc.	474,520	7,592
*Ultimate Software Group, Inc.	78,556	7,001
*ValueClick, Inc.	241,733	3,962
*Volterra Semiconductor Corporation	231,017	5,417
*WNS Holdings, Ltd.—ADR	789,008	7,677
*Wright Express Corp.	42,630	2,631

		108,241

Industrials—20.5%
*Acacia Research Corporation	116,010	4,320
Acorn Energy, Inc.	496,520	4,131
*CAI International, Inc.	537,020	10,676
*Cenveo, Inc.	2,090,976	4,036
*Clean Harbors, Inc.	141,875	8,005
*Encore Capital Group, Inc.	156,137	4,625
*Franklin Covey Co.	715,830	7,330
*Furmanite Corporation	670,735	3,260
Healthcare Services Group, Inc.	361,656	7,009
*Heritage-Crystal Clean, Inc.	317,291	5,188
*Huron Consulting Group, Inc.	219,442	6,945
*ICF International, Inc.	288,353	6,874
*Mistras Group, Inc.	281,818	7,406
*Navigant Consulting, Inc.	407,260	5,148
*On Assignment, Inc.	589,800	9,413
*Trimas Corporation	554,755	11,150

		105,516

Health Care—17.5%
*ABIOMED, Inc.	157,999	3,606
*Air Methods Corporation	57,525	5,652
*Brookdale Senior Living, Inc.	389,250	6,905
*Conceptus, Inc.	161,658	3,204
*Cyberonics, Inc.	142,509	6,404
*ExamWorks Group, Inc.	584,638	7,735
*Haemonetics Corporation	107,455	7,964
*HealthSouth Corporation	344,370	8,010
*HMS Holdings Corporation	138,807	4,624
*Natus Medical, Inc.	441,770	5,133
*NxStage Medical, Inc.	602,217	10,093
*Quidel Corporation	413,256	6,480
*The Providence Service Corporation	416,053	5,704

Issuer	Shares	Value

Common Stocks—(continued)
Health Care—(continued)
Trinity Biotech plc—ADR	744,674	$8,936

		90,450

Consumer Discretionary—16.6%
*Amerigon, Inc.	742,757	8,534
*Genesco, Inc.	91,257	5,489
*Grand Canyon Education, Inc.	375,834	7,870
Jarden Corporation	166,632	7,002
*K12, Inc.	247,544	5,768
*Mattress Firm Holding Corporation	85,731	2,599
*Office Depot, Inc.	2,066,151	4,463
*Pandora Media, Inc.	430,210	4,676
*Select Comfort Corporation	159,109	3,329
*Shuffle Master, Inc.	375,820	5,186
Six Flags Entertainment Corporation	232,950	12,621
*Steven Madden, Ltd.	121,545	3,859
Texas Roadhouse, Inc.	89,694	1,653
*U.S. Auto Parts Network, Inc.	1,116,362	4,666
*Vera Bradley, Inc.	237,022	4,997
*WMS Industries, Inc.	139,567	2,784

		85,496

Financials—11.3%
*Cowen Group, Inc.	2,741,550	7,293
*First Cash Financial Services, Inc.	297,050	11,932
*FirstService Corporation†	209,742	5,866
*FX Alliance, Inc.	142,455	2,238
GFI Group, Inc.	641,714	2,285
*ICG Group, Inc.	941,898	8,713
Manning & Napier, Inc.	437,183	6,221
Marlin Business Services Corporation	280,138	4,591
*National Financial Partners Corporation	695,076	9,314

		58,453

Energy—5.3%
*Atwood Oceanics, Inc.	155,090	5,868
*Hornbeck Offshore Services, Inc.	171,633	6,656
*Laredo Petroleum Holdings, Inc.	192,915	4,013
*Oil States International, Inc.	93,420	6,184
*PDC Energy, Inc.	178,253	4,371

		27,092

Materials—1.7%
*Horsehead Holding Corporation	426,220	4,245
*Stillwater Mining Co.	509,626	4,352

		8,597

Total Common Stocks—93.9% (cost $449,228)		483,845

Exchange-Traded Fund
iShares Russell 2000 Growth Index Fund	199,462	18,245

Total Exchange-Traded Fund—3.5% (cost $16,936)		18,245

See accompanying Notes to Portfolio of Investments.

June 30, 2012	William Blair Funds 17

Small Cap Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.100% dated 6/29/12, due 7/2/12, repurchase price $12,551, collateralized by U.S. Treasury Note, 4.250%, due 8/15/15;	$12,551	$12,551

Total Repurchase Agreement—2.4% (cost $12,551)		12,551

Total Investments—99.8% (cost $478,715)		514,641
Cash and other assets, less liabilities—0.2%		795

Net assets—100.0%		$515,436

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

If the Fund’s portfolio holdings represent ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the Investment Company Act of 1940. The Small Cap Growth Fund had the following transactions during the period ended June 30, 2012 with companies deemed affiliated during the period or at June 30, 2012.

		Share Activity				Period Ended June 30, 2012
						(in thousands)
Security Name		Balance 12/31/2011	Purchases	Sales	Balance 6/30/2012	Value	Dividends Included in Income
	Dreams, Inc.	2,671,926	119,643	2,791,569	—	$—	$—
	Inuvo, Inc.	861,747	1,309,992	—	2,171,739	1,477	—
	Kensey Nash Corporation	483,937	44,009	527,946	—	—	217
*	Vertro, Inc.	847,343	—	847,343	—	—	—

						$1,477	$217

* Vertro, Inc. was acquired by Inuvo, Inc. at a rate of 1.546 shares of Inuvo, Inc. for each share of Vertro, Inc. on March 2, 2012.

See accompanying Notes to Portfolio of Investments.

18 Semi-Annual Report	June 30, 2012

Robert C. Lanphier, IV

David P. Ricci

MID CAP GROWTH FUND

The Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Mid Cap Growth Fund posted a 7.03% increase on a total return basis (Class N Shares) for the six months ended June 30, 2012. By comparison, the Fund’s benchmark, the Russell Midcap® Growth Index, increased 8.10% during the period.

After a nearly 30% advance over the previous two quarters, U.S. equities corrected in the second quarter. Robust first quarter returns primarily were driven by improving economic data points in the U.S. and continued strength in the corporate sector. However, in the second quarter, investors refocused their attention on negative headline news from Europe. While news from Greece continued, the elevated fear in the market revolved around more substantial European economies. Investors focused on Europe’s efforts to stabilize the Spanish banking system and the potential risks to the Spanish government’s borrowing capacity. Essentially, investors grappled with the region’s ability to preserve the single-currency bloc.

The slowdown was felt worldwide; China’s growth notably decelerated, joined by other emerging economies, due in part to developed nations’ decreased demand for exports. The U.S. was not immune to the slowdown; U.S. companies with direct business exposure to these regions, combined with declining U.S. business confidence due to the barrage of negative global headlines, translated into slowing business investment and worsening economic data at home. A string of disappointing data points ensued: employment growth slowed significantly from earlier this year, consumer confidence declined, and manufacturing activity slowed.

Broadly speaking, investors’ risk appetite continued from last year during the first quarter, but they gravitated to stocks of companies with less economic sensitivity during the second quarter. From a sector perspective, the typically defensive Health Care and Consumer Staples sectors outperformed in both the second quarter and year-to-date period. Energy has been the standout underperformer in 2012 to date, in part due to the global slowdown’s impact on oil demand and rising natural gas supplies.

Year-to-date, the Fund gained 7.03%, closely trailing its benchmark, the Russell Midcap® Growth Index, which rose 8.10%. The Fund’s underperformance during the first half of 2012 is primarily attributable to style headwinds in the first quarter. Over 100% of our year-to-date underperformance occurred during the first quarter when the market was up nearly 15%, a robust environment not ideal for our style of investing. Detracting from performance were Green Mountain Coffee Roasters, Inc. and Gentex Corporation. While Green Mountain Coffee Roasters, Inc. continues to grow at a rapid pace, its rate of growth is slowing from the hyper levels of the past few years, in large part due to a greater-than-expected decrease in the amount of k-cups consumed per brewer as brewer sales expand beyond the early-adopters. Gentex Corporation has underperformed given uncertainty in its rear camera display division as governmental clarity on the issue is not expected until later this year. We continue to hold both of these detractors. From a stock-specific perspective, Illumina, Inc. has been the largest contributor to relative return in 2012 as the company announced it was being acquired by Roche Holdings (note: we liquidated our position on the announcement and the deal has since dissolved). TransDigm Group, Inc. has been the second largest contributor given continued business strength and its less-cyclical business model among aerospace-related companies.

For the second quarter specifically, the Fund’s outperformance was a result of style tailwinds and mixed stock selection. The Fund outpaced its benchmark during the second quarter declining 5.38% while the Russell Midcap® Growth Index declined 5.60%. In general, the

June 30, 2012	William Blair Funds 19

market’s preference for stocks with less economic sensitivity benefitted our Fund’s performance. From a stock selection perspective, HMS Holdings Corporation and TransDigm Group, Inc. Group were two of the strongest contributors to relative return. On the other hand, Green Mountain Coffee Roasters, Inc. and NetApp detracted from relative performance.

While the recovery works to regain traction, there are a few positive developments to highlight: the stubborn housing market finally seems to be reversing course, with encouraging data on home prices and sales trends. Gas prices have declined from their April highs, although savings at the pump have yet to translate into higher confidence among consumers. Improving loan demand and banks’ willingness to lend are displaying some encouraging trends as well. Regarding the stock market specifically, while fundamentals are at a critical juncture given the current pause in business confidence, valuations appear attractive if estimated earnings growth materializes.

Today’s unresolved issues make for a cloudy outlook as the world waits to see how the next chapter of the euro zone will read. Much attention will be focused on U.S. politics leading up to the November elections, the potential “fiscal cliff” (i.e., expiration of the Bush-era tax cuts, coupled with mandatory federal spending cuts), and the overall pace of economic growth. On the other hand, the current global easing cycle and a strengthening U.S. housing market could serve as buffers.

In the end, while we factor various economic scenarios into our stock picking, we focus our time on constructing the Fund from a bottom-up perspective. We continue to find good ideas across sectors, and are confident the Fund consists of well-managed companies with solid competitive positions whose stocks are at attractive valuations compared to the expected growth and consistency of their business.

20 Semi-Annual Report	June 30, 2012

Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2012

	Year To Date	1 Year	3 Year	5 Year	Since Inception(a)
Class N	7.03%	(2.86)%	17.28%	3.99%	5.81%
Class I	7.25	(2.53)	17.58	4.26	6.11
Russell MidCap® Growth Index	8.10	(2.99)	19.01	1.90	3.82
(a)	For the period from February 1, 2006 (Commencement of Operations) to June 30, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell MidCap® Growth Index is an index that is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

This report identifies the Fund’s investments on June 30, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2012	William Blair Funds 21

Mid Cap Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—20.4%
Amphenol Corporation	117,000	$6,426
*Aruba Networks, Inc.	383,100	5,766
*Cavium, Inc.	246,519	6,902
*Citrix Systems, Inc.	134,700	11,307
*Concur Technologies, Inc.	73,130	4,980
*Genpact, Ltd.†	190,207	3,163
*Informatica Corporation	35,100	1,487
*Silicon Laboratories, Inc.	186,780	7,079
*SolarWinds, Inc.	152,000	6,621
TE Connectivity, Ltd.†	160,851	5,133
*Trimble Navigation, Ltd.	112,104	5,158
*VeriSign, Inc.	178,200	7,764

		71,786

Consumer Discretionary—16.2%
*Bed Bath & Beyond, Inc.	123,960	7,661
*Chipotle Mexican Grill, Inc.	4,840	1,839
Dick’s Sporting Goods, Inc.	229,329	11,008
Gentex Corporation	147,080	3,069
Harley-Davidson, Inc.	169,800	7,765
Harman International Industries, Inc.	123,006	4,871
*Lululemon Athletica, Inc.	136,400	8,133
*O’Reilly Automotive, Inc.	92,480	7,747
*Select Comfort Corporation	175,700	3,676
Tractor Supply Co.	18,200	1,512

		57,281

Industrials—14.7%
*Clean Harbors, Inc.	110,200	6,218
Donaldson Co., Inc.	186,300	6,217
Fastenal Co.	82,462	3,324
Gardner Denver, Inc.	60,800	3,217
J.B. Hunt Transport Services, Inc.	146,800	8,749
*Jacobs Engineering Group, Inc.	127,100	4,812
*Polypore International, Inc.	50,300	2,032
*Stericycle, Inc.	97,230	8,913
*TransDigm Group, Inc.	61,350	8,239

		51,721

Health Care—13.0%
*Cerner Corporation	72,600	6,001
*HealthSouth Corporation	328,024	7,630
*HMS Holdings Corporation	373,300	12,435
*IDEXX Laboratories, Inc.	119,072	11,446
Perrigo Co.	72,200	8,514

		46,026

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Financials—9.9%
*Affiliated Managers Group, Inc.	48,775	$5,338
*First Republic Bank	172,700	5,803
LPL Financial Holdings, Inc.	311,700	10,526
*Signature Bank	102,600	6,256
T Rowe Price Group, Inc.	111,100	6,995

		34,918

Materials—6.2%
Airgas, Inc.	120,800	10,148
Ecolab, Inc.	168,600	11,554

		21,702

Consumer Staples—6.0%
*Green Mountain Coffee Roasters, Inc.	177,846	3,873
McCormick & Co., Inc.	139,000	8,430
Mead Johnson Nutrition Co.	109,000	8,776

		21,079

Energy—5.4%
*Cameron International Corporation	104,100	4,446
*Denbury Resources, Inc.	264,670	3,999
*FMC Technologies, Inc.	142,800	5,602
Range Resources Corporation	83,700	5,179

		19,226

Telecommunication Services—3.3%
*SBA Communications Corporation Class “A”	204,000	11,638

Total Common Stocks—95.1% (cost $317,572)		335,377

Repurchase Agreement
Fixed Income Clearing Corporation, 0.100% dated 6/29/12, due 7/2/12, repurchase price $19,372, collateralized by FNMA, 5.000%, due 4/15/15	$19,372	19,372

Total Repurchase Agreement—5.5% (cost $19,372)		19,372

Total Investments—100.6% (cost $336,944)		354,749
Liabilities, plus cash and other assets—(0.6)%		(2,182)

Net assets—100.0%		$352,567

See accompanying Notes to Portfolio of Investments.

22 Semi-Annual Report	June 30, 2012

* Non-income producing securities

† = U.S. listed foreign security

Karl W. Brewer

Robert C. Lanphier, IV

Matthew A. Litfin

SMALL-MID CAP GROWTH FUND

The Small-Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Small-Mid Cap Growth Fund increased 5.00% on a total return basis (Class N Shares) for the six months ended June 30, 2012. By comparison, the Fund’s benchmark, the Russell 2500TM Growth Index, increased 8.44% during the period.

After a nearly 30% advance over the previous two quarters, U.S. equities corrected in the second quarter. Robust first quarter returns primarily were driven by improving economic data points in the U.S. and continued strength in the corporate sector. However, in the second quarter, investors refocused their attention on negative headline news from Europe. While news from Greece continued, the elevated fear in the market revolved around more substantial European economies. Investors focused on Europe’s efforts to stabilize the Spanish banking system and the potential risks to the Spanish government’s borrowing capacity. Essentially, investors grappled with the region’s ability to preserve the single-currency bloc.

The slowdown was felt worldwide; China’s growth notably decelerated, joined by other emerging economies, due in part to developed nations’ decreased demand for exports. The U.S. was not immune to the slowdown; U.S. companies with direct business exposure to these regions, combined with declining U.S. business confidence due to the barrage of negative global headlines, translated into slowing business investment and worsening economic data at home. A string of disappointing data points ensued: employment growth slowed significantly from earlier this year, consumer confidence declined, and manufacturing activity slowed.

Broadly speaking, investors’ risk appetite continued from last year during the first quarter, but investors gravitated to stocks of companies with less economic sensitivity during the second quarter. From a sector perspective, the typically defensive Health Care and Consumer Staples sectors outperformed in both the second quarter and year-to-date period. Energy has been the standout underperformer in 2012 to date, in part due to the global slowdown’s impact on oil demand and rising natural gas supplies.

Year-to-date, the Fund gained 5.00%, trailing its benchmark, the Russell 2500TM Growth Index, which rose 8.44%. The Fund’s underperformance during the first half of 2012 is attributable to both style headwinds (in the first quarter) and stock selection (primarily in the second quarter). The majority of our year-to-date underperformance occurred during the first quarter when the market was up nearly 15%, a robust environment not ideal for our style of investing. From a stock-specific perspective, Green Mountain Coffee Roasters, Inc. and Tempur-Pedic were responsible for a considerable amount of the underperformance. While Green Mountain continues to grow at a rapid pace, its rate of growth is slowing from the hyper levels of the past few years. Tempur-Pedic announced a slowdown in business as the competitive environment shifted substantially. Contributing positively to performance were Catamaran (formerly SXC Health Solutions) and athenahealth Inc. Catamaran, a pharmacy benefit manager, has seen strong business momentum and announced the acquisition of a competitor, enabling the company to better compete with some of the largest pharmacy benefit managers in the world. Athenahealth outperformed as physicians and hospitals continue to demand the company’s business management software solutions.

Regarding the second quarter specifically, the Fund’s underperformance was attributable to stock selection. While style tailwinds existed, one stock, Tempur-Pedic, was a significant contributor to underperformance. Tempur-Pedic and Green Mountain Coffee Roasters, Inc. were the two leading detractors from return during the second quarter, for the same reasons

June 30, 2012	William Blair Funds 23

discussed above in the year-to-date comments. Conversely, Catamaran (formerly SXC Health Solutions) benefitted relative performance during the quarter. Stericycle was another positive standout during the quarter as investors flocked to its more economically-insulated business model.

While the recovery works to regain traction, there are a few positive developments to highlight: the stubborn housing market finally seems to be reversing course, with encouraging data on home prices and sales trends. Gas prices have declined from their April highs, although savings at the pump have yet to translate into higher confidence among consumers. Improving loan demand and banks’ willingness to lend are displaying some encouraging trends as well. Regarding the stock market specifically, while fundamentals are at a critical juncture given the current pause in business confidence, valuations appear attractive if estimated earnings growth materializes.

Today’s unresolved issues make for a cloudy outlook as the world waits to see how the next chapter of the euro zone will read. Much attention will be focused on U.S. politics leading up to the November elections, the potential “fiscal cliff” (i.e., expiration of the Bush-era tax cuts, coupled with mandatory federal spending cuts), and the overall pace of economic growth. While this quarter’s market pullback resembles the past two years’ mid-year slumps, the global easing cycle along with a strengthening housing market could serve as tailwinds unique to 2012.

In the end, while we factor various economic scenarios into our stock picking, we focus our time on constructing the Fund from a bottom-up perspective. We continue to find good ideas across sectors, and are confident the Fund consists of well-managed companies with solid competitive positions whose stocks are at attractive valuations compared to the expected growth and consistency of their business.

24 Semi-Annual Report	June 30, 2012

Small-Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2012

	Year To Date	1 Year	3 Year	5 Year	Since Inception(a)
Class N	5.00%	(6.10)%	15.72%	2.69%	6.95%
Class I	5.11	(5.91)	16.02	2.95	7.22
Russell 2500™ Growth Index	8.44	(3.19)	19.38	2.35	6.65
(a)	For the period from December 29, 2003 (Commencement of Operations) to June 30, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500™ Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2012	William Blair Funds 25

Small-Mid Cap Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—23.1%
*ANSYS, Inc.	85,100	$5,371
*Aruba Networks, Inc.	308,300	4,640
Booz Allen Hamilton Holding Corporation	185,218	2,830
*Cavium, Inc.	156,973	4,395
*Concur Technologies, Inc.	69,500	4,733
*Constant Contact, Inc.	199,500	3,567
*CoStar Group, Inc.	71,800	5,830
*Genpact, Ltd.†	331,100	5,506
*Guidewire Software, Inc.	110,100	3,096
*Informatica Corporation	114,200	4,838
*MICROS Systems, Inc.	71,363	3,654
NIC, Inc.	184,370	2,342
*RealPage, Inc.	237,000	5,489
*Riverbed Technology, Inc.	168,200	2,716
*SolarWinds, Inc.	101,300	4,413
*Trimble Navigation, Ltd.	63,700	2,931
*Ultimate Software Group, Inc.	58,825	5,242
*Wright Express Corp.	101,800	6,283

		77,876

Industrials—21.2%
*Allegiant Travel Co.	49,065	3,419
*BE Aerospace, Inc.	104,553	4,565
*Fortune Brands Home & Security, Inc.	292,800	6,521
Healthcare Services Group, Inc.	248,700	4,820
*Huron Consulting Group, Inc.	116,290	3,680
*ICF International, Inc.	189,838	4,526
Manpower, Inc.	83,750	3,069
*Portfolio Recovery Associates, Inc.	15,642	1,427
Robert Half International, Inc.	251,300	7,180
Roper Industries, Inc.	54,000	5,323
*Standard Parking Corporation	123,973	2,668
*Stericycle, Inc.	114,670	10,512
The Corporate Executive Board Co.	93,635	3,828
*TransDigm Group, Inc.	42,108	5,655
*Trimas Corporation	215,748	4,336

		71,529

Health Care—17.8%
*ABIOMED, Inc.	182,338	4,161
*athenahealth, Inc.	48,271	3,822
*BioMarin Pharmaceutical, Inc.	109,900	4,350
*Brookdale Senior Living, Inc.	155,976	2,767
*Cerner Corporation	19,636	1,623
*HealthSouth Corporation	261,100	6,073
*HMS Holdings Corporation	141,792	4,723
*Hologic, Inc.	394,800	7,122
*IDEXX Laboratories, Inc.	69,305	6,662
Perrigo Co.	72,800	8,585
*Sirona Dental Systems, Inc.	119,083	5,360
*SXC Health Solutions Corporation†	47,616	4,724

		59,972

Consumer Discretionary—15.2%
Dick’s Sporting Goods, Inc.	189,590	9,100
*Fossil, Inc.	53,300	4,079
Gentex Corporation	147,800	3,085

* Non-income producing securities

† = U.S. listed foreign security

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Consumer Discretionary—(continued)
*K12, Inc.	241,814	$5,634
*LKQ Corporation	123,500	4,125
Polaris Industries, Inc.	56,500	4,039
*Sally Beauty Holdings, Inc.	138,800	3,573
Strayer Education, Inc.	59,100	6,443
Texas Roadhouse, Inc.	162,943	3,003
Tractor Supply Co.	45,800	3,804
*Under Armour, Inc.	47,660	4,503

		51,388

Financials—5.6%
*Affiliated Managers Group, Inc.	57,109	6,251
*First Republic Bank	124,200	4,173
*FirstService Corporation†	129,837	3,632
Invesco, Ltd.†	12,091	273
Jones Lang LaSalle, Inc.	62,600	4,405

		18,734

Energy—5.1%
Cabot Oil & Gas Corporation	68,800	2,711
Core Laboratories N.V.†	30,600	3,546
Helmerich & Payne, Inc.	69,300	3,013
*KiOR, Inc.	211,499	1,893
Oceaneering International, Inc.	64,200	3,073
*Oil States International, Inc.	47,100	3,118

		17,354

Materials—3.6%
Airgas, Inc.	70,062	5,886
Celanese Corporation	93,300	3,230
Rockwood Holdings, Inc.	69,100	3,065

		12,181

Telecommunication Services—2.9%
*SBA Communications Corporation Class “A”	173,600	9,904

Consumer Staples—1.0%
*Green Mountain Coffee Roasters, Inc.	157,623	3,433

Total Common Stocks—95.5% (cost $301,990)		322,371

Repurchase Agreement
Fixed Income Clearing Corporation, 0.100% dated 6/29/12, due 7/2/12, repurchase price $13,237, collateralized by FNMA, 5.000%, due 4/15/15	$13,237	13,237

Total Repurchase Agreement—3.9% (cost $13,237)		13,237

Total Investments—99.4% (cost $315,227)		335,608
Cash and other assets, less liabilities—0.6%		2,187

Net assets—100.0%		$337,795

See accompanying Notes to Portfolio of Investments.

26 Semi-Annual Report	June 30, 2012

GLOBAL MARKETS OVERVIEW

The global growth scare that began in March continued through the second quarter, leading equity markets into negative territory. In addition, increased concerns about the viability of the Eurozone and remedies for significant bank and sovereign debt, a volatile Greek election cycle, and doubts about the wherewithal and will of European governments to forge tighter fiscal and monetary integration, weighed on the equity markets. Following a significant decline in March through May, the markets rebounded in June on expectations of a broad agreement on the European Stability Mechanism (ESM) lending directly to banks without seniority, more discussions of a pan-European regulator and deposit insurance, and the prospects for growth-oriented measures through the EIB (European Investment Bank). Despite the nearly 5% rally in June, the MSCI ACWI IMI fell 5.68% during the second quarter, paring year to date gains to 5.76%. High quality companies outperformed during the second quarter, as did those with strong earnings trends, price momentum, and good growth prospects. Year to date companies with lower valuations performed well, due to a rally in these companies during the beginning of the year, along with those exhibiting higher quality and growth characteristics.

Most sectors retreated during the second quarter with the Resources sectors—Materials and Energy—leading the decline, falling 11.16% and 9.58%, respectively, on expectations of slower emerging markets infrastructure spending and resources demand, coupled with recessionary pressures in Europe. Telecom Services and Healthcare each had positive returns, rising 2.55% and 1.32%, respectively, while Utilities and Staples were each slightly negative. Despite negative second quarter results, most sectors remained in solid positive territory year to date, with Information Technology (IT), Health Care, and Discretionary up 9.91%, 9.88% and 9.67%, respectively, while Energy and Materials underperformed, falling 4.85% and 1.65%, respectively.

The MSCI World Index IMI fell 5.23% during the second quarter, resulting in a year to date return of 5.98%. The U.S. Dollar was strong relative to most other currencies during the period, as the U.S. was viewed as a relative safe haven. The U.S. led developed market regions during the quarter, falling 3.33%, per the MSCI developed markets national (IMI) indices. Europe Ex-U.K. was the worst performing developed region, falling 9.49%, as Greece and Portugal fell over 20% and 17%, respectively, and as core European markets also lagged. The natural-resource oriented Canadian market fell 8.48% during the period. Year to date, the U.S. rose 9.01%, significantly outpacing other developed market regions, although all regions except Canada had positive returns. While Europe Ex-U.K. rose 2.14% during the first half of the year, this result masked significantly different results by country, as Greece, Portugal and Spain all fell between 12-16%, while countries such as Denmark and Belgium were each up approximately the same amount. While the MSCI World Index Small Cap fell 6.31% during the second quarter, underperforming their larger cap counterparts across most regions, with the exception of Japan, they outpaced large cap stocks year to date, rising 6.34%, led by the UK and the US.

After outpacing developed markets during the first quarter, the MSCI Emerging Markets IMI lagged during the second, falling 8.79%, reducing year to date returns to 4.31%. Latin America fell over 13%, dragged down by Brazil, which fell 18.64%, on concerns about slowing growth amidst lower resource oriented demand, and a weakening Real. Conversely, Mexico performed relatively well, falling just over 1%. Emerging Europe, Mid-East, and Africa (EMEA) fell 8.14% during the second quarter, as Russia (14.67%) led the decline both on resource demand concerns and amidst USD appreciation, which more than offset the 0.71% Turkey return. Asia fell 7.43%, as weaker results in India and Taiwan were partially offset by a positive 4.71% Philippines return, and -5-6% returns for China and Thailand. Year to date all emerging markets regions posted positive results, with EMEA rising 6.81%, as Egypt rose nearly 34% despite ongoing political unrest and as Turkey rose over 29%. Emerging Asia was up just over 5%, as the Philippines and Thailand posted double digit returns and as India outperformed during the first quarter. Latin America eked out a slightly positive return, despite the -6.93% Brazilian market return, given strong market performance in Chile, Mexico and Peru.

June 30, 2012	William Blair Funds 27

As doubts about sovereign debt and banking solvency were alleviated in the first quarter, markets rallied. But apprehension quickly reasserted itself in the second quarter, with weakening growth replacing balance sheet woes as the focus of concern. Austerity and falling business confidence in Europe, combined with an industrial slowdown in China that seemed to spread out to the rest of the emerging world, lowered expectations for global growth and eroded belief in the effectiveness of policy.

The Eurozone is almost certainly in recession already, with the latest industrial production reading down by more than 2%. Weakness in the Euro periphery was already beginning to take a toll on growth in the core, and the more recent slowdown in emerging economies has only added to the problem. Deleveraging in the banking system and the overhang of prolonged uncertainty in the debt markets have exacerbated the problem, and ongoing weakness in Europe and China has become somewhat synergistic as trade flow growth decelerates.

In China, the landing is fairly soft at the reported real GDP level, but more pronounced in specific areas of output. Primary, extractive, and heavy industry generally are bearing the brunt of the economy’s slowdown. The pace of growth in new industrial capacity and infrastructure investment has slowed, and with it the demand for basic materials and commodities. In turn, softer commodity markets are impacting growth in areas that had been profiting from the resource boom, while India, Brazil, and Russia are all being restrained, ironically, by infrastructure shortfalls.

The picture that emerges is one of ‘Japanization’ in debt-burdened developed markets combined with a downshift and awkward growth transition in developing economies. Even if the narrative gets exaggerated in a downturn, there’s still a core of plausibility to the contention that the growth potential of the global economy may be subdued in the next several years.

In these circumstances, challenges to corporate performance multiply. The customer base—whether household, business or public sector—is squeezed, suppliers are under pressure, and the cost/quality/service equation is harder to solve than ever. It’s not a 2008-style collapse, but it looks like a competitive environment with fewer winners and more also-rans. We are finding increasing evidence of this phenomenon in instances of sharply differentiated growth and/or profitability between peer group companies previously considered to be fairly comparable in performance. Our strategy in the most basic sense is to invest in that differentiation—to select more rigorously for organic value creation at the company level.

28 Semi-Annual Report	June 30, 2012

W. George Greig

Kenneth J. McAtamney

GLOBAL GROWTH FUND

The Global Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Global Growth Fund posted a 8.64% increase (Class N Shares) for the six months ended June 30, 2012. By comparison, the Fund’s benchmark, the MSCI All Country World IMI (net) index increased 5.76%.

Year-to-date, performance was strong amidst market turbulence. Exposure to high quality companies with sound growth prospects was additive to results. Stock selection was strong during the period, particularly in Staples and Healthcare as well as in the United States and Europe—the Fund’s two largest regional weightings.

Sector positioning did not change appreciably during the six month period, as changes resulted from company-specific characteristics or valuation concerns. The Fund maintained its focus in Consumer with approximately 29.0% invested in these sectors, well above the 21.2% Index weighting, due largely to significant U.S. Discretionary and Staples weightings. Resources remained significantly underweighted during the six month period on concerns about infrastructure spending and the resulting impact on commodity demand, while Industrials and Information Technology (IT) increased at the margin and were overweighed versus the market. Regionally, the Fund maintained its significant weighting in the U.K., given the large opportunity set for leading companies, while Developed Asia was de-emphasized. The U.S. increased from 43.1% as of year end to 45.3% as of June 30. Emerging markets approximated the Index at 14.1% of the Fund.

June 30, 2012	William Blair Funds 29

Global Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2012

	Year To Date	1 Year	3 Year	Since Inception(a)
Class N	8.64%	(1.24)%	15.15%	(2.52)%
Class I	8.78	(1.01)	15.43	(2.26)
MSCI All Country World IMI Index (net)	5.76	(6.91)	11.30	(3.70)
(a)	For the period from October 15, 2007 (Commencement of Operations) to June 30, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market of developed and emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

30 Semi-Annual Report	June 30, 2012

Global Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks

Western Hemisphere—47.9%
Canada—2.6%
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	18,941	$627
The Toronto-Dominion Bank (Commercial banks)	7,595	594

		1,221

United States—45.3%
*Affiliated Managers Group, Inc. (Capital markets)	4,813	527
*Align Technology, Inc. (Health care equipment & supplies)	8,880	297
American Express Co. (Consumer finance)	15,489	902
AMETEK, Inc. (Electrical equipment)	10,549	526
*Apple, Inc. (Computers & peripherals)	2,506	1,463
Church & Dwight Co., Inc. (Household products)	5,152	286
*Citrix Systems, Inc. (Software)	7,457	626
*Clean Harbors, Inc. (Commercial services & supplies)	3,104	175
Colgate-Palmolive Co. (Household products)	7,859	818
Costco Wholesale Corporation (Food & staples retailing)	7,598	722
*Discovery Communications, Inc. Class “A” (Media)	12,626	682
*Express Scripts Holding Co. (Health care providers & services)	14,684	820
Exxon Mobil Corporation (Oil, gas & consumable fuels)	10,691	915
*Fortune Brands Home & Security, Inc. (Building products)	10,349	230
Harley-Davidson, Inc. (Automobiles)	9,929	454
*IDEXX Laboratories, Inc. (Health care equipment & supplies)	5,655	544
International Business Machines Corporation (IT services)	4,848	948
JPMorgan Chase & Co. (Diversified financial services)	15,759	563
Mastercard, Inc. Class “A” (IT services)	1,881	809
McCormick & Co., Inc. (Food products)	9,337	566
*Monster Beverage Corporation (Beverages)	6,020	429
NIKE, Inc. Class “B” (Textiles, apparel & luxury goods)	6,493	570
*O’Reilly Automotive, Inc. (Specialty retail)	6,958	583
*priceline.com, Inc. (Internet & catalog retail)	1,196	795
QUALCOMM, Inc. (Communications equipment)	13,621	758
*SolarWinds, Inc. (Software)	7,871	343
Starbucks Corporation (Hotels, restaurants & leisure)	8,695	464
The Walt Disney Co. (Media)	13,502	655
Thermo Fisher Scientific, Inc. (Life sciences tools & services)	10,847	563
Union Pacific Corporation (Road & rail)	5,606	669
United Parcel Service, Inc. Class “B” (Air freight & logistics)	8,770	691
W.W. Grainger, Inc. (Trading companies & distributors)	1,927	368
Williams-Sonoma, Inc. (Specialty retail)	12,811	448

Issuer	Shares	Value

Common Stocks—Western Hemisphere—47.9%—(continued)
United States—(continued)
Yum! Brands, Inc. (Hotels, restaurants & leisure)	12,008	$773

		20,982

United Kingdom—17.3%
Abcam plc (Biotechnology)	34,383	225
ARM Holdings plc (Semiconductors & semiconductor equipment)	58,231	461
Ashmore Group plc (Capital markets)	65,216	356
Babcock International Group plc (Commercial services & supplies)	26,458	354
BG Group plc (Oil, gas & consumable fuels)	31,350	638
BHP Billiton plc (Metals & mining)	16,302	461
Burberry Group plc (Textiles, apparel & luxury goods)	10,688	222
Compass Group plc (Hotels, restaurants & leisure)	74,839	784
Diageo plc (Beverages)	34,849	896
Experian plc (Professional services)	54,765	772
Hargreaves Lansdown plc (Capital markets)	27,548	229
Lancashire Holdings, Ltd. (Insurance)	14,211	177
Pearson plc (Media)	31,251	620
Petrofac, Ltd. (Energy equipment & services)	11,687	254
*Rolls-Royce Holdings plc (Aerospace & defense)	51,738	695
Standard Chartered plc (Commercial banks)	24,767	537
The Weir Group plc (Machinery)	14,120	338

		8,019

Europe, Mid-East—16.6%
Denmark—3.1%
CHR Hansen Holding A/S (Chemicals)	8,244	211
Coloplast A/S Class “B” (Health care equipment & supplies)	1,577	283
Novo Nordisk A/S (Pharmaceuticals)	6,450	932

		1,426

France—2.0%
Essilor International S.A. (Health care equipment & supplies)	3,967	368
Technip S.A. (Energy equipment & services)	5,420	562

		930

Germany—4.7%
Bayerische Motoren Werke AG (Automobiles)	9,604	692
Brenntag AG (Trading companies & distributors)	4,143	457
MTU Aero Engines Holding AG (Aerospace & defense)	3,207	235
SAP AG (Software)	13,356	787

		2,171

Israel—0.9%
*Check Point Software Technologies, Ltd. (Software)†	8,740	434

See accompanying Notes to Portfolio of Investments.

June 30, 2012	William Blair Funds 31

Global Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe, Mid-East—16.6%—(continued)
Italy—0.4%
Tod’s SpA (Textiles, apparel & luxury goods)	1,860	$186

Sweden—1.4%
Atlas Copco AB Class “A” (Machinery)	30,081	645

Switzerland—4.1%
Nestle S.A. (Food products)	13,288	792
Partners Group Holding AG (Capital markets)	3,019	536
Syngenta AG (Chemicals)	1,642	559

		1,887

Emerging Asia—9.9%
China—4.5%
*Baidu, Inc.—ADR (Internet software & services)	7,670	882
Industrial and Commercial Bank of China, Ltd. Class “H” (Commercial banks)	1,411,185	780
*WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	29,674	419

		2,081

Indonesia—1.1%
PT Bank Rakyat Indonesia (Commercial banks)	746,000	505

South Korea—4.3%
Hyundai Motor Co. (Automobiles)	4,511	916
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	1,057	1,108

		2,024

Japan—3.5%
Fanuc Corporation (Machinery)	3,200	519
*Nexon Co., Ltd. (Software)	12,500	242
Softbank Corporation (Wireless telecommunication services)	22,900	846

		1,607

Emerging Latin America—2.1%
Argentina—0.5%
MercadoLibre, Inc. (Internet software & services)	3,055	232

Brazil—1.1%
BR Malls Participacoes S.A. (Real estate management & development)	43,400	497

Chile—0.5%
Banco Santander Chile—ADR (Commercial banks)	3,285	254

Emerging Europe, Mid-East, Africa—1.9%
South Africa—1.9%
Bidvest Group, Ltd. (Industrial conglomerates)	23,138	515
Sasol, Ltd. (Oil, gas & consumable fuels)	9,154	384

		899

Total Common Stocks—99.2% (cost $39,275)		46,000

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.100% dated 6/29/12, due 7/2/12, repurchase price $683, collateralized by U.S. Treasury Note, 5.000%, due 4/15/15	$683	$683

Total Repurchase Agreement—1.5% (cost $683)		683

Total Investments—100.7% (cost $39,958)		46,683
Liabilities, plus cash and other assets—(0.7)%		(310)

Net assets—100.0%		$46,373

ADR = American Depository Receipt

† = U.S. listed foreign security

* Non-income producing securities

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2012, the Fund’s Portfolio of Investments includes the following industry categories:

Information Technology	19.8%
Consumer Discretionary	19.2%
Industrials	15.6%
Financials	15.4%
Consumer Staples	9.8%
Health Care	9.7%
Energy	6.0%
Materials	2.7%
Telecommunication Services	1.8%

Total	100.0%

At June 30, 2012, the Fund’s Portfolio of Investments includes the following currency categories:

U.S. Dollar	50.9%
British Pound Sterling	17.4%
Euro	7.1%
South Korean Won	4.4%
Swiss Franc	4.1%
Japanese Yen	3.5%
Danish Krone	3.1%
Hong Kong Dollar	2.6%
South African Rand	2.0%
Swedish Krona	1.4%
Canadian Dollar	1.3%
Indonesian Rupiah	1.1%
Brazilian Real	1.1%

Total	100.0%

See accompanying Notes to Portfolio of Investments.

32 Semi-Annual Report	June 30, 2012

W. George Greig

INTERNATIONAL GROWTH FUND

The International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The International Growth Fund posted a 7.66% increase (Class N Shares) for the six months ended June 30, 2012. By comparison, the Fund’s benchmark, the MSCI All Country World Ex-U.S. IMI Index (net), increased 2.93%.

Performance was due to strong stock selection across sectors, coupled with a focus on high quality companies with good earnings and price trends. In addition, industry and country weightings also contributed to results. Stock selection was particularly strong in Consumer, Financials and Industrials. In particular, Media performance was strong within Discretionary, along with Luxury and Retail, while the Food/Staples weighting and stock selection augmented Staples results as did strong performance by Diageo, the global spirits company. Commercial Banks stock selection was strong, given the sale in Barclays in early February following its strong rally, along with Japanese and emerging markets performance. The Fund’s focus on core Europe at the expense of peripheral countries, overweighting in the strongly performing UK market, and underweighting in natural resource-oriented economies enhanced performance. Somewhat detracting from year to date results was the Fund’s underweighting in Utilities, along with Japanese stock selection, due to underperformance by internet-related holdings.

During the six month period we increased Discretionary from approximately 14% to 18%, due to higher Autos and Media exposure, which more than offset a decline in Auto Components. As a result, at quarter end, the portfolio was 7.6% overweighted in Discretionary. Staples, Healthcare, and Industrials also increased during the period. These increases were funded by a decrease in Financials from 22.5% to 22.1%, remaining below the 23.5% Index weighting, due to a reduction and underweighting in European Capital Markets and Commercial Banks in early February, following their strong performance run to start 2012. We also decreased the Resources sectors primarily in Energy E&P (Exploration and Production) companies as well as Metals/Mining on a slower growth outlook. Both were underweighted versus the Index at June 30, with Materials representing under 5% of the portfolio, well below the 11.2% Index weighting due to the lower Metals/Mining exposure. Regionally, we increased emerging markets from approximately 21% as of year-end to 24.7%, above the 23.8% Index weighting, on an improving growth outlook at the beginning of the year, bolstered by lower inflationary pressure and valuation support. This increase was funded by a reduction in the UK from 24.1% to 19.3%, although it remained well above the 14.0% Index weighting. Developed Asia remained significantly underweighted versus the Index at a combined 14%, well below the 24.9% Index weighting, due to lower exposure across the region.

June 30, 2012	William Blair Funds 33

International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2012

	Year To Date	1 Year	3 Year	5 Year	10 Year
Class N	7.66%	(9.74)%	10.34%	(4.53)%	6.50%
Class I	7.80	(9.45)	10.66	(4.24)	6.80
MSCI All Country World Ex-U.S. IMI (net)	2.93	(14.79)	7.36	(4.46)	7.19

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

34 Semi-Annual Report	June 30, 2012

International Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks

Europe, Mid-East—33.8%
Austria—0.6%
Andritz AG (Machinery)	377,093	$19,337

Denmark—1.6%
CHR Hansen Holding A/S (Chemicals)	304,508	7,811
Coloplast A/S Class “B” (Health care equipment & supplies)	120,354	21,592
SimCorp A/S (Software)	28,353	4,870
*William Demant Holding A/S (Health care equipment & supplies)	203,231	18,213

		52,486

Finland—1.0%
Kone Oyj (Machinery)	317,525	19,139
Nokian Renkaat Oyj (Auto components)	332,026	12,547

		31,686

France—8.2%
Arkema S.A. (Chemicals)	239,808	15,644
AXA S.A. (Insurance)	4,018,080	53,290
BNP Paribas S.A. (Commercial banks)	1,836,474	70,500
Christian Dior S.A. (Textiles, apparel & luxury goods)	226,692	31,055
Essilor International S.A. (Health care equipment & supplies)	178,871	16,592
L’Oreal S.A. (Personal products)	120,036	14,012
Sanofi (Pharmaceuticals)	807,466	61,045
Zodiac Aerospace (Aerospace & defense)	105,068	10,649

		272,787

Germany—4.3%
Bayer AG (Pharmaceuticals)	745,134	53,542
Bayerische Motoren Werke AG (Automobiles)	547,992	39,480
Brenntag AG (Trading companies & distributors)	88,772	9,794
Deutsche Bank AG (Capital markets)	189,729	6,843
Gerry Weber International AG (Textiles, apparel & luxury goods)	221,214	9,108
Hugo Boss AG (Textiles, apparel & luxury goods)	45,538	4,486
MTU Aero Engines Holding AG (Aerospace & defense)	208,691	15,302
Pfeiffer Vacuum Technology AG (Machinery)	29,624	3,012

		141,567

Ireland—0.7%
Paddy Power plc (Hotels, restaurants & leisure)	155,915	10,171
Shire plc (Pharmaceuticals)	464,315	13,322

		23,493

Israel—0.3%
*Check Point Software Technologies, Ltd. (Software)†	213,858	10,605

Italy—0.3%
Pirelli & C. SpA (Auto components)	1,032,197	10,835

Common Stocks—Europe, Mid-East—33.8%—(continued)
Luxembourg—0.6%
Millicom International Cellular S.A. (Wireless telecommunication services)	227,660	$21,425

Netherlands—4.6%
ASML Holding N.V. (Semiconductors & semiconductor equipment)	612,335	31,047
Royal Dutch Shell plc Class “B” (Oil, gas & consumable fuels)	1,701,540	59,293
Unilever N.V. (Food products)	1,831,428	61,152

		151,492

Norway—2.5%
*Norwegian Air Shuttle ASA (Airlines)	290,057	5,266
Schibsted ASA (Media)	249,083	8,065
Statoil ASA (Oil, gas & consumable fuels)	1,525,840	36,269
Telenor ASA (Diversified telecommunication services)	1,939,419	32,244

		81,844

Spain—1.8%
Inditex S.A. (Specialty retail)	499,140	51,499
Viscofan S.A. (Food products)	206,986	8,888

		60,387

Sweden—2.0%
Atlas Copco AB Class “A” (Machinery)	1,489,989	31,965
Axis Communications AB (Communications equipment)	180,144	3,906
Getinge AB (Health care equipment & supplies)	1,064,299	26,310
JM AB (Household durables)	276,947	4,874
NIBE Industrier AB (Building products)	50,113	683

		67,738

Switzerland—5.3%
*Geberit AG (Building products)	112,318	22,093
Glencore International plc (Metals & mining)	3,858,721	17,861
Nestle S.A. (Food products)	1,312,572	78,202
*Orascom Development Holding AG (Hotels, restaurants & leisure)	56,650	901
Partners Group Holding AG (Capital markets)	83,530	14,838
SGS S.A. (Professional services)	7,115	13,306
Sika AG (Chemicals)	2,854	5,497
Syngenta AG (Chemicals)	72,962	24,852

		177,550

United Kingdom—19.3%
Abcam plc (Biotechnology)	2,015,505	13,171
AMEC plc (Energy equipment & services)	1,219,101	19,131
Amlin plc (Insurance)	1,976,649	10,956
ARM Holdings plc (Semiconductors & semiconductor equipment)	1,350,981	10,696
Ashmore Group plc (Capital markets)	2,334,870	12,744
Babcock International Group plc (Commercial services & supplies)	1,964,060	26,254
Croda International plc (Chemicals)	335,709	11,898
Derwent London plc (Real estate investment trusts (REITs))	357,665	10,380
Diageo plc (Beverages)	2,623,033	67,454
Dunelm Group plc (Specialty retail)	1,067,286	8,684

See accompanying Notes to Portfolio of Investments.

June 30, 2012	William Blair Funds 35

International Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—United Kingdom—19.3%—(continued)
Elementis plc (Chemicals)	2,100,728	$6,531
Experian plc (Professional services)	1,279,661	18,047
Halma plc (Electronic equipment, instruments & components)	1,412,041	9,235
Hiscox, Ltd. (Insurance)	966,795	6,470
IG Group Holdings plc (Diversified financial services)	1,323,541	9,929
InterContinental Hotels Group plc (Hotels, restaurants & leisure)	375,210	9,020
ITV plc (Media)	10,645,703	12,771
John Wood Group plc (Energy equipment & services)	1,210,708	12,998
Johnson Matthey plc (Chemicals)	814,382	28,162
Jupiter Fund Management plc (Capital markets)	1,584,911	5,342
Kingfisher plc (Specialty retail)	2,562,779	11,535
Lancashire Holdings, Ltd. (Insurance)	1,124,978	14,033
Meggitt plc (Aerospace & defense)	1,986,378	11,987
Moneysupermarket.com Group plc (Internet software & services)	1,806,421	3,542
Next plc (Multiline retail)	304,072	15,234
*Ocado Group plc (Internet & catalog retail)	3,469,118	4,222
Pearson plc (Media)	1,412,101	27,998
Petrofac, Ltd. (Energy equipment & services)	399,169	8,677
Prudential plc (Insurance)	2,306,221	26,656
Rightmove plc (Media)	431,507	10,759
*Rolls-Royce Holdings plc (Aerospace & defense)	3,668,796	49,300
Rotork plc (Machinery)	296,877	9,160
RPS Group plc (Commercial services & supplies)	1,085,160	3,543
Scottish & Southern Energy plc (Electric utilities)	2,067,018	45,030
Spirax-Sarco Engineering plc (Machinery)	207,996	6,469
*Sports Direct International plc (Specialty retail)	687,478	3,293
St James’s Place plc (Insurance)	939,343	4,918
Standard Chartered plc (Commercial banks)	1,052,115	22,813
*The Berkeley Group Holdings plc (Household durables)	912,211	20,130
The Weir Group plc (Machinery)	369,212	8,847
Tullow Oil plc (Oil, gas & consumable fuels)	744,614	17,143
Victrex plc (Chemicals)	388,993	7,743

		642,905

Emerging Asia—13.2%
China—3.1%
China BlueChemical, Ltd. (Chemicals)	9,808,000	5,563
China Overseas Land & Investment, Ltd. (Real estate management & development)	5,608,000	12,997
CNOOC, Ltd. (Oil, gas & consumable fuels)	15,649,000	31,064
Dongyue Group (Chemicals)	2,326,000	1,076
Great Wall Motor Co., Ltd. (Automobiles)	2,084,500	4,133
Haitian International Holdings, Ltd. (Machinery)	3,378,000	3,335
*Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)†	329,584	2,808

Common Stocks—Emerging Asia—13.2%—(continued)
China—(continued)
Lenovo Group, Ltd. (Computers & peripherals)	30,294,000	$25,538
Spreadtrum Communications, Inc.—ADR (Semiconductors & semiconductor equipment)	260,729	4,602
Sun Art Retail Group, Ltd. (Food & staples retailing)	3,786,171	4,144
*WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	245,177	3,462
Yingde Gases (Chemicals)	4,297,000	3,910

		102,632

India—3.3%
CRISIL, Ltd. (Diversified financial services)	89,413	1,719
HDFC Bank, Ltd. (Commercial banks)	1,700,615	17,164
IndusInd Bank, Ltd. (Commercial banks)	482,173	2,938
Ipca Laboratories, Ltd. (Pharmaceuticals)	532,906	3,423
Lupin, Ltd. (Pharmaceuticals)	769,284	7,401
Oberoi Realty, Ltd. (Real estate management & development)	681,897	2,973
Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	1,230,211	14,009
Tata Consultancy Services, Ltd. (IT services)	1,481,612	33,898
Tata Motors, Ltd. (Automobiles)	4,721,228	20,501
Yes Bank, Ltd. (Commercial banks)	938,920	5,707

		109,733

Indonesia—1.0%
PT Alam Sutera Realty Tbk (Real estate management & development)	56,562,000	2,951
PT Kalbe Farma Tbk (Pharmaceuticals)	21,487,000	8,636
PT Media Nusantara Citra Tbk (Media)	22,802,500	4,831
PT United Tractors Tbk (Machinery)	7,258,106	16,498

		32,916

Philippines—0.3%
International Container Terminal Services, Inc. (Transportation infrastructure)	2,173,320	3,791
SM Prime Holdings, Inc. (Real estate management & development)	21,205,950	6,553

		10,344

South Korea—3.8%
Celltrion, Inc. (Pharmaceuticals)	469,275	12,415
Hyundai Motor Co. (Automobiles)	191,101	38,793
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	57,613	60,412
Samsung Heavy Industries Co., Ltd. (Machinery)	482,830	15,724

		127,344

Thailand—1.7%
Advanced Info Service PCL (Wireless telecommunication services)	3,378,900	19,629
BEC World PCL (Media)	3,215,100	5,112
CP ALL PCL (Food & staples retailing)	11,765,700	13,151
Kasikornbank PCL (Commercial banks)	3,271,300	16,995

		54,887

See accompanying Notes to Portfolio of Investments.

36 Semi-Annual Report	June 30, 2012

International Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Japan—10.2%
Ain Pharmaciez, Inc. (Food & staples retailing)	72,000	$4,319
Cosmos Pharmaceutical Corporation (Food & staples retailing)	4,000	265
CyberAgent, Inc. (Media)	3,580	9,105
Daito Trust Construction Co., Ltd. (Real estate management & development)	197,100	18,616
Exedy Corporation (Auto components)	218,900	4,708
FamilyMart Co., Ltd. (Food & staples retailing)	290,200	13,251
Fast Retailing Co., Ltd. (Specialty retail)	120,900	24,018
*Gree, Inc. (Internet software & services)	651,300	12,882
Lawson, Inc. (Food & staples retailing)	221,900	15,490
Miraca Holdings, Inc. (Health care providers & services)	143,900	5,950
*Nexon Co., Ltd. (Software)	321,700	6,238
Nikon Corporation (Leisure equipment & products)	1,736,600	52,184
Nitori Co., Ltd. (Specialty retail)	263,620	24,866
ORIX Corporation (Diversified financial services)	493,290	45,481
Ship Healthcare Holdings, Inc. (Health care providers & services)	209,200	5,012
Softbank Corporation (Wireless telecommunication services)	449,300	16,598
Sumitomo Mitsui Financial Group, Inc. (Commercial banks)	2,111,500	68,997
Sundrug Co., Ltd. (Food & staples retailing)	89,500	2,901
Tsuruha Holdings, Inc. (Food & staples retailing)	45,500	2,821
United Arrows, Ltd. (Specialty retail)	159,000	3,942

		337,644

Emerging Latin America—6.5%
Brazil—3.2%
BR Malls Participacoes S.A. (Real estate management & development)	989,200	11,328
BR Properties S.A. (Real estate management & development)	841,100	9,925
CETIP S.A.—Balcao Organizado de Ativos e Derivativos (Capital markets)	493,701	6,170
Cia de Concessoes Rodoviarias (Transportation infrastructure)	1,890,800	15,373
Cia Hering (Specialty retail)	623,400	11,825
Cielo S.A. (IT services)	464,900	13,675
Iochpe-Maxion S.A. (Machinery)	156,800	1,827
OdontoPrev S.A. (Health care providers & services)	892,500	4,532
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	1,301,900	12,251
*Qualicorp S.A. (Professional services)	402,100	3,515
T4F Entretenimento S.A. (Media)	588,300	4,877
Tractebel Energia S.A. (Independent power producers & energy traders)	522,400	9,663
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A. (Commercial services & supplies)	233,400	3,486

		108,447

Common Stocks—Emerging Latin America—6.5%—(continued)
Chile—1.8%
Banco Santander Chile—ADR (Commercial banks)	179,691	$13,924
CFR Pharmaceuticals S.A. (Pharmaceuticals)	25,172,657	5,656
ENTEL Chile S.A. (Wireless telecommunication services)	634,973	12,047
Parque Arauco S.A. (Real estate management & development)	5,427,330	9,646
Sociedad Quimica y Minera de Chile S.A.—ADR (Chemicals)	231,639	12,895
Sonda S.A. (IT services)	1,603,692	4,506

		58,674

Colombia—0.5%
Ecopetrol S.A. (Oil, gas & consumable fuels)	5,594,559	15,642

Panama—0.3%
Copa Holdings S.A. (Airlines)†	123,757	10,207

Peru—0.7%
Credicorp, Ltd. (Commercial banks)†	176,178	22,179

Emerging Europe, Mid-East, Africa—5.0%
Nigeria—0.2%
Guaranty Trust Bank plc (Commercial banks)	62,738,334	5,782

South Africa—4.0%
*Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	869,628	13,388
Bidvest Group, Ltd. (Industrial conglomerates)	742,830	16,538
FirstRand, Ltd. (Diversified financial services)	6,143,905	19,833
Life Healthcare Group Holdings Pte, Ltd. (Health care providers & services)	3,056,325	11,638
Mr Price Group, Ltd. (Specialty retail)	112,549	1,541
Naspers, Ltd. (Media)	329,239	17,519
Sasol, Ltd. (Oil, gas & consumable fuels)	368,270	15,425
Shoprite Holdings, Ltd. (Food & staples retailing)	787,116	14,507
The Foschini Group, Ltd. (Specialty retail)	831,747	13,024
Tiger Brands, Ltd. (Food products)	332,051	9,951

		133,364

Turkey—0.8%
BIM Birlesik Magazalar A.S. (Food & staples retailing)	342,197	14,097
Turkiye Halk Bankasi A.S. (Commercial banks)	1,453,116	11,369

		25,466

Western Hemisphere—4.8%
Bermuda—0.2%
RenaissanceRe Holdings, Ltd. (Insurance)†	67,622	5,140

Canada—4.6%
Alimentation Couche Tard, Inc. (Food & staples retailing)	650,387	28,402

See accompanying Notes to Portfolio of Investments.

June 30, 2012	William Blair Funds 37

International Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Western Hemisphere—4.8%—(continued)
Canada—(continued)
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	1,374,805	$45,506
CI Financial Corporation (Capital markets)	646,493	14,021
Dollarama, Inc. (Multiline retail)	254,217	15,276
Metro, Inc. (Food & staples retailing)	328,018	16,796
Peyto Exploration & Development Corporation (Oil, gas & consumable fuels)	871,720	16,474
*Precision Drilling Corporation (Energy equipment & services)	1,725,674	11,746
Tim Hortons, Inc. (Hotels, restaurants & leisure)	114,692	6,046

		154,267

Asia—3.8%
Australia—0.3%
Cochlear, Ltd. (Health care equipment & supplies)	150,957	10,173

Hong Kong—2.0%
AIA Group, Ltd. (Insurance)	12,289,400	41,979
China High Precision Automation Group, Ltd. (Electronic equipment, instruments & components)**§	2,624,000	695
Hutchison Telecommunications Hong Kong Holdings, Ltd. (Diversified telecommunication services)	20,058,000	9,282
Sa Sa International Holdings, Ltd. (Specialty retail)	7,000,000	4,376
SmarTone Telecommunications Holdings, Ltd. (Wireless telecommunication services)	4,181,500	8,031
Value Partners Group, Ltd. (Capital markets)	7,631,000	3,669

		68,032

Issuer	Shares or Principal Amount	Value

Common Stocks—Asia—3.8%—(continued)
Singapore—1.5%
*Global Logistic Properties, Ltd. (Real estate management & development)	11,235,000	$18,536
Keppel Corporation, Ltd. (Industrial conglomerates)	3,750,300	30,435

		48,971

Total Common Stocks—96.6% (cost $2,993,411)		3,207,981

Convertible Bond
Brazil—0.0%
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**§	$2,875	751

Total Convertible Bond—0.0% (cost $1,491)		751

Repurchase Agreement
Fixed Income Clearing Corporation, 0.100% dated 6/29/12, due 7/2/12, repurchase price $104,375, collateralized by FNMA, 0.760%-5.000%, due 4/15/15-6/11/15 and U.S Treasury Notes, 4.250%, due 8/15/15	$104,374	104,374

Total Repurchase Agreement—3.1% (cost $104,374)		104,374

Total Investments—99.7% (cost $3,099,276)		3,313,106
Cash and other assets, less liabilities—0.3%		10,549

Net assets—100.0%		$3,323,655

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. These holdings represent 0.04% of the Fund’s net assets at June 30, 2012.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 0.04% of the net assets at June 30, 2012.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Portfolio of Investments.

38 Semi-Annual Report	June 30, 2012

International Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

At June 30, 2012, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	22.1%
Consumer Discretionary	17.9%
Industrials	12.6%
Consumer Staples	11.5%
Health Care	10.3%
Energy	8.0%
Information Technology	7.5%
Materials	4.7%
Telecommunication Services	3.7%
Utilities	1.7%

Total	100.0%

At June 30, 2012, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	22.9%
Euro	19.9%
Japanese Yen	10.5%
Hong Kong Dollar	5.2%
Swiss Franc	5.0%
South African Rand	4.2%
South Korean Won	4.0%
U.S. Dollar	3.8%
Indian Rupee	3.4%
Brazilian Real	3.4%
Canadian Dollar	3.4%
Swedish Krona	2.8%
Norwegian Krone	2.6%
Thai Baht	1.7%
Danish Krone	1.6%
Singapore Dollar	1.5%
Indonesian Rupiah	1.0%
All Other Currencies	3.1%

Total	100.0%

See accompanying Notes to Portfolio of Investments.

June 30, 2012	William Blair Funds 39

David Merjan

INTERNATIONAL EQUITY FUND

The International Equity Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The International Equity Fund posted a 4.55% increase (Class N Shares) for the six months ended June 30, 2012. By comparison, the Fund’s benchmark, the MSCI World Ex-U.S. (net) Index rose 2.43%.

Year-to-date, performance was strong. This performance was enhanced by positive stock selection across a number of sectors, coupled with the underweighting in Metals/Mining. During the period, the Fund’s Information Technology (IT) stocks were up 12.7%, well ahead of -3% Index return, ASML Holding N.V.’s performance was enhanced by rumors of a corporate breakup, while SAP AG and Samsung Electronics Co. Ltd. performed well in the first quarter on strong results. European Healthcare holdings bolstered that sector’s return, while Aerospace/Defense holdings and Keppel Corporation, Ltd. boosted Industrials performance. Somewhat detracting from first half performance was the Fund’s Staples underweighting, along with Financials and Utilities performance.

During the six month period, Consumer decreased by 3.3% in favor of Healthcare and Materials. As of period end, the Fund remained the most overweighted in Industrials and IT, which totaled 16.2% and 8.8%, respectively. While Financials represented 20.6% of the portfolio, it was below the 23.9% Index weighting, due to limited Developed Asia and Europe Ex-U.K. exposure. Regionally, Europe represented 37.9% of the Fund, due to an over 12% Healthcare weighting. The U.K. totaled 21.8%, slightly ahead of the Index weighting, while emerging markets represented 10.8%, a reduction from year end, when it represented 14.2%.

40 Semi-Annual Report	June 30, 2012

International Equity Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2012

	Year To Date	1 Year	3 Year	5 Year	Since Inception(a)
Class N	4.55%	(11.75)%	6.80%	(5.88)%	2.76%
Class I	4.69	(11.56)	7.03	(5.66)	3.03
MSCI World Ex-U.S. (net)	2.43	(14.13)	6.20	(5.67)	4.69
(a)	For the period from May 24, 2004 (Commencement of Operations) to June 30, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2012	William Blair Funds 41

International Equity Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks

Europe, Mid-East—38.0%
Denmark—2.1%
Novo Nordisk A/S (Pharmaceuticals)	9,789	$1,414

France—10.9%
AXA S.A. (Insurance)	57,161	758
BNP Paribas S.A. (Commercial banks)	21,580	829
Christian Dior S.A. (Textiles, apparel & luxury goods)	5,654	775
Dassault Systemes S.A. (Software)	9,908	927
Essilor International S.A. (Health care equipment & supplies)	15,613	1,448
L’Oreal S.A. (Personal products)	7,191	839
Sanofi (Pharmaceuticals)	18,110	1,369
Technip S.A. (Energy equipment & services)	5,363	556

		7,501

Germany—6.9%
BASF SE (Chemicals)	15,792	1,093
Bayer AG (Pharmaceuticals)	14,464	1,039
Fresenius SE & Co. KGaA (Health care providers & services)	12,959	1,341
Infineon Technologies AG (Semiconductors & semiconductor equipment)	49,718	336
SAP AG (Software)	16,191	954

		4,763

Ireland—2.9%
*Ryanair Holdings plc—ADR (Airlines)	27,327	831
Shire plc (Pharmaceuticals)	41,244	1,183

		2,014

Israel—0.9%
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	15,930	628

Italy—1.1%
Saipem SpA (Energy equipment & services)	17,113	758

Netherlands—4.1%
ASML Holding N.V. (Semiconductors & semiconductor equipment)	17,446	885
Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	228	8
Royal Dutch Shell plc Class “B” (Oil, gas & consumable fuels)	19,114	666
Unilever N.V. (Food products)	37,212	1,242

		2,801

Norway—1.4%
Telenor ASA (Diversified telecommunication services)	57,719	959

Spain—1.6%
Inditex S.A. (Specialty retail)	10,260	1,058

Sweden—1.3%
Atlas Copco AB Class “A” (Machinery)	41,515	891

Switzerland—4.8%
*Geberit AG (Building products)	3,916	770
Nestle S.A. (Food products)	17,485	1,042
Syngenta AG (Chemicals)	4,427	1,508

		3,320

Common Stocks—(continued)
United Kingdom—20.7%
Barclays plc (Commercial banks)	160,620	$410
BG Group plc (Oil, gas & consumable fuels)	36,903	751
Burberry Group plc (Textiles, apparel & luxury goods)	45,740	949
Compass Group plc (Hotels, restaurants & leisure)	136,651	1,432
Diageo plc (Beverages)	52,680	1,355
Experian plc (Professional services)	64,349	908
HSBC Holdings plc (Commercial banks)	104,503	923
Johnson Matthey plc (Chemicals)	30,346	1,049
Pearson plc (Media)	60,164	1,193
Petrofac, Ltd. (Energy equipment & services)	46,430	1,009
Prudential plc (Insurance)	75,883	877
*Rolls-Royce Holdings plc (Aerospace & defense)	112,463	1,511
Standard Chartered plc (Commercial banks)	52,609	1,141
Tullow Oil plc (Oil, gas & consumable fuels)	30,438	701

		14,209

Japan—13.9%
Chiyoda Corporation (Construction & engineering)	42,000	509
Daito Trust Construction Co., Ltd. (Real estate management & development)	12,500	1,181
FamilyMart Co., Ltd. (Food & staples retailing)	20,800	950
Fanuc Corporation (Machinery)	7,400	1,199
Keyence Corporation (Electronic equipment, instruments & components)	3,500	859
Nikon Corporation (Leisure equipment & products)	33,700	1,013
Nitori Co., Ltd. (Specialty retail)	7,800	736
ORIX Corporation (Diversified financial services)	10,760	992
Sumitomo Mitsui Financial Group, Inc. (Commercial banks)	26,000	849
Suruga Bank, Ltd. (Commercial banks)	56,000	570
THK Co., Ltd. (Machinery)	39,500	737

		9,595

Canada—7.1%
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	34,364	1,137
Canadian National Railway Co. (Road & rail)†	11,571	976
Goldcorp, Inc. (Metals & mining)†	16,963	637
The Toronto-Dominion Bank (Commercial banks)	18,155	1,421
Tim Hortons, Inc. (Hotels, restaurants & leisure)	13,383	706

		4,877

Emerging Asia—5.5%
China—2.2%
China Mobile, Ltd. (Wireless telecommunication services)	67,000	732
CNOOC, Ltd. (Oil, gas & consumable fuels)	384,000	762

		1,494

India—0.8%
Tata Consultancy Services, Ltd. (IT services)	24,344	$557

See accompanying Notes to Portfolio of Investments.

42 Semi-Annual Report	June 30, 2012

International Equity Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Asia—5.5%—(continued)
Papua New Guinea—0.7%
Oil Search, Ltd. (Oil, gas & consumable fuels)	75,718	$510

South Korea—1.8%
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	1,192	1,250

Asia—5.0%
Australia—1.6%
BHP Billiton, Ltd.—ADR (Metals & mining)	16,669	1,089

Hong Kong—2.1%
AIA Group, Ltd. (Insurance)	416,600	1,423

Singapore—1.3%
Keppel Corporation, Ltd. (Industrial conglomerates)	115,000	933

Emerging Latin America—3.4%
Brazil—1.0%
Embraer S.A.—ADR (Aerospace & defense)	24,740	656

Chile—1.5%
Sociedad Quimica y Minera de Chile S.A.—ADR (Chemicals)	18,520	1,031

Panama—0.9%
Copa Holdings S.A. (Airlines)†	7,669	633

Emerging Europe, Mid-East, Africa—1.4%
South Africa—1.4%
FirstRand, Ltd. (Diversified financial services)	292,045	943

Total Common Stocks—95.0% (cost $60,111)		65,307

Repurchase Agreement
Fixed Income Clearing Corporation, 0.100% dated 6/29/12, due 7/2/12, repurchase price $3,800, collateralized by FNMA, 5.000%, due 4/15/15	$3,800	3,800

Total Repurchase Agreement—5.5% (cost $3,800)		3,800

Total Investments—100.5% (cost $63,911)		69,107
Liabilities, plus cash and other assets—(0.5)%		(344)

Net assets—100.0%		$68,763

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2012, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	20.6%
Industrials	16.2%
Health Care	12.9%
Consumer Discretionary	12.0%
Materials	9.8%
Information Technology	8.8%
Energy	8.8%
Consumer Staples	8.3%
Telecommunication Services	2.6%

Total	100.0%

At June 30, 2012, the Fund’s Portfolio of Investments includes the following currency categories:

Euro	24.8%
British Pound Sterling	23.2%
Japanese Yen	14.7%
U.S. Dollar	11.7%
Hong Kong Dollar	5.9%
Swiss Franc	5.1%
Canadian Dollar	3.2%
Danish Krone	2.2%
South Korean Won	1.9%
Norwegian Krone	1.5%
South African Rand	1.4%
Singapore Dollar	1.4%
Swedish Krona	1.4%
All Other Currencies	1.6%

Total	100.0%

See accompanying Notes to Portfolio of Investments.

June 30, 2012	William Blair Funds 43

Jeffrey A. Urbina

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The International Small Cap Growth Fund posted a 6.16% increase (Class N Shares) for the six months ended June 30, 2012. By comparison, the Fund’s benchmark, the MSCI All Country Ex-U.S. Small Cap Index (net), rose 4.09%.

Performance was driven by strong stock selection across a number of sectors, along with a focus on high quality companies with good growth prospects. In addition, the Fund’s sector/industry exposures were positive given the significant Metals/Mining underweighting and Consumer overweighting. Within Discretionary, Nokian Renkaat (Tyres), the Finnish tire company, added to results on strong demand from its important Russian end market, while Salvatore Ferragamo Italia SpA, the Italian luxury goods company, rose on strong sales trends across most regions and distribution channels. Dollarama, Inc. also performed well over the period. Somewhat detracting from results was K’s Holdings Corporation, the Japanese electronics retailer, which had weak TV sales as incentives expired. Financials stock selection was bolstered by conservative Commercial Banks positioning coupled with strong results in Insurance and Real Estate. Defensive positioning within Industrials added value as well. Somewhat detracting from results was weak performance in Energy, as Legacy Oil & Gas, Inc. detracted from results on lower production growth and reserves than the market expected, and as Celtic Exploration Ltd. and Peyto Exploration & Development Corporation each underperformed on concerns of lower natural gas prices and slowing production growth.

The Fund maintained its significant Consumer focus, representing 34.8% as of June 30, approximately 10% above the Index weighting. At June 30, the Fund remained significantly overweighted in Health Care, which totaled 12.5%, well above the 5% Index weighting, although below the 15.8% weighting as of year end. Conversely, Resources, Industrials and Financials were significantly underweighted. Overall regional positioning did not change appreciably during the six month period, as the Fund maintained its significant weighting in the UK at the expense of Developed Asia and Canada. Emerging markets totaled 22.2% as of June 30, below the 23.1% Index weighting and a reduction from year end, due to lower exposure in Emerging Asia, given slowing growth in that region.

44 Semi-Annual Report	June 30, 2012

International Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2012

	Year To Date	1 Year	3 Year	5 Year	Since Inception(a)
Class N	6.16%	(11.55)%	13.91%	(2.56)%	4.59%
Class I	6.28	(11.35)	14.22	(2.23)	4.92
MSCI ACWI Ex-U.S. Small Cap (net)	4.09	(16.43)	10.41	(3.74)	4.41
(a)	For the period from November 1, 2005 (Commencement of Operations) to June 30, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Smaller capitalization stock are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2012	William Blair Funds 45

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
United Kingdom—22.1%
Abcam plc (Biotechnology)	962,205	$6,288
*ASOS plc (Internet & catalog retail)	118,426	3,292
Aveva Group plc (Software)	265,190	6,770
Babcock International Group plc (Commercial services & supplies)	1,107,282	14,801
Booker Group plc (Food & staples retailing)	8,352,829	11,904
Croda International plc (Chemicals)	398,298	14,116
Domino’s Pizza Group plc (Hotels, restaurants & leisure)	313,120	2,523
Dunelm Group plc (Specialty retail)	445,908	3,628
Elementis plc (Chemicals)	1,427,404	4,438
*EnQuest plc (Oil, gas & consumable fuels)	1,476,078	2,490
Fidessa Group plc (Software)	122,805	2,981
Halma plc (Electronic equipment, instruments & components)	878,060	5,743
Hiscox, Ltd. (Insurance)	488,558	3,269
IG Group Holdings plc (Diversified financial services)	1,272,904	9,549
*Imagination Technologies Group plc (Computers & peripherals)	903,107	6,600
Lancashire Holdings, Ltd. (Insurance)	927,090	11,565
Moneysupermarket.com Group plc (Internet software & services)	1,770,555	3,472
*Salamander Energy plc (Oil, gas & consumable fuels)	1,680,109	4,492
Spirax-Sarco Engineering plc (Machinery)	211,563	6,580
*Sports Direct International plc (Specialty retail)	1,338,244	6,409
St James’s Place plc (Insurance)	636,618	3,333
Synergy Health plc (Health care providers & services)	207,366	2,928
*Telecity Group plc (Internet software & services)	491,879	6,186

		143,357

Europe—20.7%
Denmark—0.9%
CHR Hansen Holding A/S (Chemicals)	225,500	5,785

Germany—7.0%
Aixtron AG (Semiconductors & semiconductor equipment)	306,454	4,367
Delticom AG (Specialty retail)	30,200	1,983
ElringKlinger AG (Auto components)	191,003	4,537
Gerry Weber International AG (Textiles, apparel & luxury goods)	145,938	6,009
MTU Aero Engines Holding AG (Aerospace & defense)	169,142	12,402
Pfeiffer Vacuum Technology AG (Machinery)	58,801	5,980
Wincor Nixdorf AG (Computers & peripherals)	197,352	6,988
Wirecard AG (IT services)	184,136	3,563

		45,829

Ireland—1.4%
Paddy Power plc (Hotels, restaurants & leisure)	143,495	9,361

Italy—3.2%
De’Longhi SpA (Household durables)	391,776	3,760
Recordati SpA (Pharmaceuticals)	397,789	2,829

Common Stocks—Europe—20.7%—(continued)
Italy—(continued)
Salvatore Ferragamo Italia SpA (Textiles, apparel & luxury goods)	299,415	$6,214
Tod’s SpA (Textiles, apparel & luxury goods)	50,442	5,040
*Yoox SpA (Internet & catalog retail)	201,285	2,899

		20,742

Norway—1.9%
Opera Software ASA (Internet software & services)	533,186	3,756
Schibsted ASA (Media)	271,063	8,776

		12,532

Spain—2.3%
Viscofan S.A. (Food products)	341,795	14,676

Sweden—3.0%
Axis Communications AB (Communications equipment)	351,804	7,629
JM AB (Household durables)	280,780	4,942
Mekonomen AB (Specialty retail)	130,585	3,992
NIBE Industrier AB (Building products)	211,658	2,884

		19,447

Switzerland—1.0%
Partners Group Holding AG (Capital markets)	36,436	6,472

Japan—16.2%
Ain Pharmaciez, Inc. (Food & staples retailing)	112,400	6,742
Cosmos Pharmaceutical Corporation (Food & staples retailing)	60,600	4,010
CyberAgent, Inc. (Media)	3,535	8,991
F.C.C. Co., Ltd. (Auto components)	326,709	5,436
FamilyMart Co., Ltd. (Food & staples retailing)	320,900	14,653
Kakaku.com, Inc. (Internet software & services)	93,000	3,143
M3, Inc. (Health care technology)	812	3,870
Miraca Holdings, Inc. (Health care providers & services)	262,600	10,858
MISUMI Group, Inc. (Trading companies & distributors)	278,100	6,499
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	30,100	3,231
Ship Healthcare Holdings, Inc. (Health care providers & services)	209,000	5,007
Start Today Co., Ltd. (Internet & catalog retail)	284,300	3,951
Suruga Bank, Ltd. (Commercial banks)	1,017,000	10,356
THK Co., Ltd. (Machinery)	472,200	8,814
United Arrows, Ltd. (Specialty retail)	167,700	4,158
Xebio Co., Ltd. (Specialty retail)	257,300	5,849

		105,568

Emerging Asia—11.1%
China—4.9%
AAC Technologies Holdings, Inc. (Communications equipment)	2,111,559	6,070
Dongyue Group (Chemicals)	3,435,000	1,590
*Haier Electronics Group Co., Ltd. (Household durables)	8,292,000	9,876

See accompanying Notes to Portfolio of Investments.

46 Semi-Annual Report	June 30, 2012

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—11.1%—(continued)
China—(continued)
Haitian International Holdings, Ltd. (Machinery)	3,820,496	$3,772
Minth Group, Ltd. (Auto components)	2,728,000	2,929
Spreadtrum Communications, Inc.—ADR (Semiconductors & semiconductor equipment)†	209,135	3,691
*WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)†	261,262	3,689

		31,617

India—2.0%
CRISIL, Ltd. (Diversified financial services)	181,617	3,492
eClerx Services, Ltd. (Professional services)	160,640	1,745
Ipca Laboratories, Ltd. (Pharmaceuticals)	300,246	1,929
*Jubilant Foodworks, Ltd. (Hotels, restaurants & leisure)	112,272	2,351
Motherson Sumi Systems, Ltd. (Auto components)	715,247	2,094
Oberoi Realty, Ltd. (Real estate management & development)	344,191	1,500

		13,111

Indonesia—1.6%
PT Harum Energy Tbk (Oil, gas & consumable fuels)	2,587,500	1,570
PT Kalbe Farma Tbk (Pharmaceuticals)	6,134,500	2,466
PT Media Nusantara Citra Tbk (Media)	12,923,000	2,738
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Food products)	12,969,500	3,694

		10,468

South Korea—0.6%
Daum Communications Corporation (Internet software & services)	44,148	3,943

Taiwan—1.1%
Hiwin Technologies Corporation (Machinery)	370,000	3,739
Simplo Technology Co., Ltd. (Computers & peripherals)	524,500	3,571

		7,310

Thailand—0.9%
Bangkok Dusit Medical Services PCL (Health care providers & services)	831,500	2,552
Siam Makro PCL (Food & staples retailing)	267,900	3,003

		5,555

Asia—9.0%
Australia—3.0%
Cochlear, Ltd. (Health care equipment & supplies)	196,219	13,222
Seek, Ltd. (Professional services)	929,525	6,032

		19,254

Hong Kong—4.6%
ASM Pacific Technology, Ltd. (Semiconductors & semiconductor equipment)	1,249,300	15,854
Sa Sa International Holdings, Ltd. (Specialty retail)	5,746,000	3,592

Common Stocks—Asia—9.0%—(continued)
Hong Kong—(continued)
SmarTone Telecommunications Holdings, Ltd. (Wireless telecommunication services)	4,925,500	$9,460
Value Partners Group, Ltd. (Capital markets)	1,968,000	946

		29,852

Singapore—1.4%
*Biosensors International Group, Ltd. (Health care equipment & supplies)	3,011,000	2,698
First Resources, Ltd. (Food products)	4,340,000	6,578

		9,276

Canada—6.5%
Canadian Energy Services & Technology Corporation (Energy equipment & services)	202,155	1,944
Canadian Western Bank (Commercial banks)	83,749	2,173
*Celtic Exploration, Ltd. (Oil, gas & consumable fuels)	510,250	6,901
Dollarama, Inc. (Multiline retail)	197,301	11,856
*Legacy Oil + Gas, Inc. (Oil, gas & consumable fuels)	831,220	4,588
Major Drilling Group International, Inc. (Metals & mining)	195,191	2,257
Petrominerales, Ltd. (Oil, gas & consumable fuels)	158,581	1,791
Peyto Exploration & Development Corporation (Oil, gas & consumable fuels)	327,812	6,195
*Precision Drilling Corporation (Energy equipment & services)	417,208	2,840
Total Energy Services, Inc. (Energy equipment & services)	128,308	1,814

		42,359

Emerging Europe, Mid-East, Africa—6.3%
Poland—1.0%
Eurocash S.A. (Food & staples retailing)	235,146	2,894
Lubelski Wegiel Bogdanka S.A. (Oil, gas & consumable fuels)	97,701	3,577

		6,471

Russia—0.4%
*Etalon Group Ltd.—144A—GDR (Real estate management & development)†	419,810	2,288

South Africa—3.5%
Capitec Bank Holdings, Ltd. (Commercial banks)	271,332	7,053
Coronation Fund Managers, Ltd. (Capital markets)	1,036,290	3,508
Life Healthcare Group Holdings Pte, Ltd. (Health care providers & services)	2,264,242	8,622
Mr Price Group, Ltd. (Specialty retail)	256,068	3,506

		22,689

Turkey—1.4%
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	945,477	4,047
Turkiye Sinai Kalkinma Bankasi A.S. (Commercial banks)	5,205,656	5,296

		9,343

See accompanying Notes to Portfolio of Investments.

June 30, 2012	William Blair Funds 47

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)

Emerging Latin America—3.8%
Brazil—2.7%
Arezzo Industria e Comercio S.A. (Textiles, apparel & luxury goods)	268,796	$4,002
CETIP S.A.—Balcao Organizado de Ativos e Derivativos (Capital markets)	148,542	1,856
Iochpe-Maxion S.A. (Machinery)	166,500	1,940
OdontoPrev S.A. (Health care providers & services)	837,700	4,254
Restoque Comercio e Confeccoes de Roupas S.A. (Textiles, apparel & luxury goods)	439,800	2,251
T4F Entretenimento S.A. (Media)	413,800	3,430

		17,733

Chile—0.5%
CFR Pharmaceuticals S.A. (Pharmaceuticals)	14,169,396	3,183

Panama—0.6%
Copa Holdings S.A. (Airlines)†	45,616	3,763

Total Common Stocks—95.7% (cost $580,931)		621,984

Convertible Bond
Brazil—0.0%
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**§	$959	251

Total Convertible Bond—0.0% (cost $497)		251

Repurchase Agreement
Fixed Income Clearing Corporation, 0.100% dated 6/29/12, due 7/2/12, repurchase price $26,085, collateralized by FNMA, 5.000%, due 4/15/15	$26,085	26,085

Total Repurchase Agreement—4.0% (cost $26,085)		26,085

Total Investments—99.7% (cost $607,513)		648,320
Cash and other assets, less liabilities—0.3%		2,202

Net assets—100.0%		$650,522

ADR = American Depository Receipt

GDR = Global Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.04% of the Fund’s net assets at June 30, 2012.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.04% of the net assets at June 30, 2012.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2012, the Fund’s Portfolio of Investments includes the following industry categories:

Consumer Discretionary	24.8%
Information Technology	15.2%
Industrials	12.7%
Health Care	12.5%
Financials	11.7%
Consumer Staples	11.0%
Energy	6.1%
Materials	4.5%
Telecommunication Services	1.5%

Total	100.0%

At June 30, 2012, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	23.0%
Japanese Yen	17.0%
Euro	15.6%
Hong Kong Dollar	9.9%
Canadian Dollar	6.8%
South African Rand	3.7%
Swedish Krona	3.1%
Australian Dollar	3.1%
Brazilian Real	2.9%
Indian Rupee	2.1%
Norwegian Krone	2.0%
Indonesian Rupiah	1.7%
Turkish Lira	1.5%
Singapore Dollar	1.5%
New Taiwan Dollar	1.2%
Swiss Franc	1.0%
All Other Currencies	3.9%

Total	100.0%

See accompanying Notes to Portfolio of Investments.

48 Semi-Annual Report	June 30, 2012

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Emerging Markets Growth Fund posted a 7.08% increase (Class N Shares) for the six months ended June 30, 2012. By comparison, the Fund’s benchmark, the MSCI Emerging Markets IMI Index (net), rose 4.31%.

Year-to-date, performance was strong. The Fund’s significant outperformance was driven by stock selection, coupled with the its focus on high quality companies with good growth prospects. In addition, the Fund’s industry positioning augmented performance during the period. Staples stock selection was strong, with good performance in Food/Staples Retailing and Food Products. In particular Magnit OJSC, the Russian grocery store chain was additive to results on strong same store sales, while CP ALL Public Company Limited, the Thai convenience store operator, also reported better than expected results on strong same store sales growth. BIM Birlesik Magazalar A.S., the hard discounter in Turkey, reported strong sales growth during the period. Financials stock selection was strong, supported by Turkiye Garanti Bankasi A.S., the Turkish bank specializing in lending. Somewhat detracting from performance was Information Technology (IT) stock selection, given weakness in HTC Corporation, the Taiwan smartphone producer, and Infosys Technologies Limited, the Indian IT and software company.

Consumer was reduced during the six month period to approximately 26% of the portfolio, with a tilt towards Staples, yet remained significantly overweighted versus the 17.5% Index weighting, given higher Autos, Media Retailing and Food/Staples Retailing weightings. This decrease funded a slight increase in Resources, although it remained significantly underweighted versus the 23.8% Index weighting, due primarily to the significant underweighting in Mining, given concerns about slowing infrastructure spending growth and the impact on commodity prices prospectively. Regionally, the portfolio’s positioning did not change significantly during the six month period and remained relatively similar to the Index, despite significant country weighting variances. Within Emerging Asia, the 8.2% India weighting and 4.4% weighting in Indonesia, was offset by lower Korean and Taiwanese exposure, while in Emerging Europe, Mid East, and Africa (EMEA), limited Eastern Europe and Russian exposure was offset by higher weightings in South Africa and Turkey. Emerging Latin America totaled 23.7% as of quarter end, above the 24.5% Index weighting given larger weights in Chile, Colombia and Peru, which offset lower Mexican exposure.

June 30, 2012	William Blair Funds 49

Emerging Markets Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2012

	Year To Date	1 Year	3 Year	5 Year	Since Inception(a)
Class N	7.08%	(10.81)%	12.61%	(2.96)%	10.07%
Class I	7.29	(10.45)	12.97	(2.70)	10.35
MSCI Emerging Markets IMI (net)	4.31	(16.29)	9.97	(0.01)	10.34
(a)	For the period from June 6, 2005 (Commencement of Operations) to June 30, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

50 Semi-Annual Report	June 30, 2012

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks

Emerging Asia—53.7%
China—19.4%
AAC Technologies Holdings, Inc. (Communications equipment)	1,157,959	$3,329
*Baidu, Inc.—ADR (Internet software & services)	151,291	17,395
Belle International Holdings, Ltd. (Specialty retail)	2,638,610	4,462
China BlueChemical, Ltd. (Chemicals)	4,060,609	2,303
China Mobile, Ltd. (Wireless telecommunication services)	3,218,755	35,163
China Shenhua Energy Co., Ltd. (Oil, gas & consumable fuels)	2,218,304	7,735
CNOOC, Ltd. (Oil, gas & consumable fuels)	12,063,601	23,947
Comba Telecom Systems Holdings, Ltd. (Communications equipment)	4,121,361	1,711
Dongfeng Motor Group Co., Ltd. (Automobiles)	7,888,186	12,100
Dongyue Group (Chemicals)	2,825,287	1,307
Golden Eagle Retail Group, Ltd. (Multiline retail)	1,130,547	2,294
*Haier Electronics Group Co., Ltd. (Household durables)	5,423,000	6,459
Haitian International Holdings, Ltd. (Machinery)	2,617,870	2,585
Lenovo Group, Ltd. (Computers & peripherals)	15,137,014	12,761
*NetEase, Inc.—ADR (Internet software & services)	76,617	4,509
Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	1,261,449	10,032
Spreadtrum Communications, Inc.—ADR (Semiconductors & semiconductor equipment)	163,268	2,882
Sun Art Retail Group, Ltd. (Food & staples retailing)	8,773,245	9,601
Tencent Holdings, Ltd. (Internet software & services)	310,335	9,040
Want Want China Holdings, Ltd. (Food products)	7,076,217	8,665
*WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	162,514	2,295
Yingde Gases (Chemicals)	2,319,981	2,111
*Youku.com, Inc.—ADR (Internet software & services)	80,097	1,736

		184,422

India—8.2%
Asian Paints, Ltd. (Chemicals)	45,181	3,147
Bajaj Auto, Ltd. (Automobiles)	168,227	4,739
HDFC Bank, Ltd. (Commercial banks)	998,051	10,073
Housing Development Finance Corporation (Thrifts & mortgage finance)	803,261	9,397
IndusInd Bank, Ltd. (Commercial banks)	476,422	2,903
ITC, Ltd. (Tobacco)	3,557,037	16,494
*Jubilant Foodworks, Ltd. (Hotels, restaurants & leisure)	120,928	2,532
Lupin, Ltd. (Pharmaceuticals)	234,955	2,260
Motherson Sumi Systems, Ltd. (Auto components)	640,080	1,874
Nestle India, Ltd. (Food products)	28,797	2,341

Common Stocks—Emerging Asia—53.7%—(continued)
India—(continued)
Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	430,529	$4,903
Tata Consultancy Services, Ltd. (IT services)	370,963	8,487
Tata Motors, Ltd. (Automobiles)	2,149,801	9,335

		78,485

Indonesia—4.4%
PT Astra International Tbk (Automobiles)	13,191,240	9,620
PT Bank Rakyat Indonesia (Commercial banks)	17,979,821	12,156
PT Indo Tambangraya Megah (Oil, gas & consumable fuels)	986,224	3,775
PT Jasa Marga Persero Tbk (Transportation infrastructure)	2,980,500	1,713
PT Kalbe Farma Tbk (Pharmaceuticals)	6,336,283	2,547
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Food products)	9,279,728	2,643
PT Unilever Indonesia Tbk (Household products)	2,696,997	6,576
PT United Tractors Tbk (Machinery)	1,036,273	2,355

		41,385

Malaysia—1.0%
CIMB Group Holdings Bhd (Commercial banks)	4,167,287	9,934

Papua New Guinea—1.0%
Oil Search, Ltd. (Oil, gas & consumable fuels)	1,471,402	9,910

Philippines—0.1%
Alliance Global Group, Inc. (Industrial conglomerates)	1,862,972	510

South Korea—8.2%
Celltrion, Inc. (Pharmaceuticals)	171,765	4,544
Hyundai Motor Co. (Automobiles)	82,330	16,713
LG Household & Health Care, Ltd. (Household products)	8,178	4,405
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	31,001	32,507
Samsung Engineering Co., Ltd. (Construction & engineering)	45,297	7,099
Samsung Fire & Marine Insurance Co., Ltd. (Insurance)	38,338	7,565
Samsung Heavy Industries Co., Ltd. (Machinery)	152,914	4,980

		77,813

Taiwan—6.4%
Asustek Computer, Inc. (Computers & peripherals)	1,218,000	11,065
Catcher Technology Co., Ltd. (Computers & peripherals)	609,064	4,046
Hiwin Technologies Corporation (Machinery)	260,742	2,635
Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments & components)	6,635,994	19,851
HTC Corporation (Communications equipment)	499,800	6,514
MediaTek, Inc. (Semiconductors & semiconductor equipment)	754,064	6,888

See accompanying Notes to Portfolio of Investments.

June 30, 2012	William Blair Funds 51

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—53.7%—(continued)
Taiwan—(continued)
Simplo Technology Co., Ltd. (Computers & peripherals)	618,122	$4,209
TPK Holding Co., Ltd. (Electronic equipment, instruments & components)	442,979	5,544
TSRC Corporation (Chemicals)	111,708	274

		61,026

Thailand—5.0%
Advanced Info Service PCL (Wireless telecommunication services)	2,656,362	15,431
BEC World PCL (Media)	2,929,000	4,657
CP ALL PCL (Food & staples retailing)	8,589,718	9,601
Kasikornbank PCL (Commercial banks)	2,772,682	14,405
Siam Makro PCL (Food & staples retailing)	304,532	3,414

		47,508

Emerging Latin America—21.8%
Argentina—0.5%
MercadoLibre, Inc. (Internet software & services)	64,031	4,853

Brazil—10.2%
BR Malls Participacoes S.A. (Real estate management & development)	596,190	6,827
BR Properties S.A. (Real estate management & development)	309,597	3,653
CETIP S.A.—Balcao Organizado de Ativos e Derivativos (Capital markets)	153,548	1,919
Cia de Bebidas das Americas—ADR (Beverages)	498,098	19,092
Cia de Concessoes Rodoviarias (Transportation infrastructure)	652,489	5,305
Cia Hering (Specialty retail)	229,116	4,346
Cielo S.A. (IT services)	498,800	14,672
CPFL Energia S.A.—ADR (Electric utilities)	274,394	6,857
Embraer S.A.—ADR (Aerospace & defense)	358,522	9,512
Iochpe-Maxion S.A. (Machinery)	188,500	2,196
Lojas Renner S.A. (Multiline retail)	168,222	4,720
OdontoPrev S.A. (Health care providers & services)	504,566	2,562
*OGX Petroleo e Gas Participacoes S.A. (Oil, gas & consumable fuels)	811,289	2,222
Raia Drogasil S.A. (Food & staples retailing)	246,545	2,486
Totvs S.A. (Software)	124,732	2,403
Tractebel Energia S.A. (Independent power producers & energy traders)	435,038	8,047

		96,819

Chile—3.4%
Banco Santander Chile—ADR (Commercial banks)	119,420	9,254
CFR Pharmaceuticals S.A. (Pharmaceuticals)	10,378,475	2,332
ENTEL Chile S.A. (Wireless telecommunication services)	349,425	6,629
S.A.C.I. Falabella (Multiline retail)	768,693	7,023
Sociedad Quimica y Minera de Chile S.A.—ADR (Chemicals)	82,591	4,598
Sonda S.A. (IT services)	902,990	2,537

		32,373

Common Stocks—Emerging Latin America—21.8%—(continued)
Colombia—2.3%
Ecopetrol S.A. (Oil, gas & consumable fuels)	5,554,705	$15,530
Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	285,240	6,041

		21,571

Mexico—4.5%
Coca-Cola Femsa S.A.B. de C.V.—ADR (Beverages)	37,395	4,894
*Genomma Lab Internacional S.A.B. de C.V. (Pharmaceuticals)	1,239,169	2,448
Grupo Financiero Banorte S.A.B. de C.V. (Commercial banks)	3,187,010	16,471
Grupo Mexico S.A.B. de C.V. Series “B” (Metals & mining)	6,411,812	19,058

		42,871

Peru—0.9%
Credicorp, Ltd. (Commercial banks)†	71,223	8,966

Emerging Europe, Mid-East, Africa—19.6%
Nigeria—0.3%
Guaranty Trust Bank plc (Commercial banks)	32,723,983	3,016

Poland—0.6%
Eurocash S.A. (Food & staples retailing)	466,227	5,738

Qatar—1.5%
Industries Qatar QSC (Industrial conglomerates)	412,537	14,161

Russia—2.7%
*Etalon Group Ltd.—144A—GDR (Real estate management & development)	473,600	2,581
Magnit OAO (Food & staples retailing)†	120,783	14,526
*Mail.ru Group, Ltd.—GDR (Internet software & services)	78,415	2,658
*Yandex N.V. Class “A” (Internet software & services)†	328,102	6,250

		26,015

South Africa—10.5%
*Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	319,257	4,915
AVI, Ltd. (Food products)	771,245	4,717
Bidvest Group, Ltd. (Industrial conglomerates)	457,034	10,175
FirstRand, Ltd. (Diversified financial services)	4,552,014	14,694
Life Healthcare Group Holdings Pte, Ltd. (Health care providers & services)	2,323,740	8,849
Mr Price Group, Ltd. (Specialty retail)	188,991	2,587
MTN Group, Ltd. (Wireless telecommunication services)	584,575	10,077
Naspers, Ltd. (Media)	188,266	10,018
Sasol, Ltd. (Oil, gas & consumable fuels)	407,706	17,076
Shoprite Holdings, Ltd. (Food & staples retailing)	385,753	7,110
Tiger Brands, Ltd. (Food products)	137,081	4,108
Truworths International, Ltd. (Specialty retail)	472,654	5,176

		99,502

See accompanying Notes to Portfolio of Investments.

52 Semi-Annual Report	June 30, 2012

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—19.6%—(continued)
Turkey—4.0%
Arcelik A.S. (Household durables)	576,339	$2,913
BIM Birlesik Magazalar A.S. (Food & staples retailing)	220,658	9,090
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	718,901	3,076
Turkiye Halk Bankasi A.S. (Commercial banks)	2,920,553	22,851

		37,930

Total Common Stocks—95.1% (cost $858,643)		904,808

Preferred Stocks
Brazil—2.0%
Itau Unibanco Holding S.A. (Commercial banks)	983,041	13,846
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	539,525	4,902

		18,748

Total Preferred Stocks—2.0% (cost $19,749)		18,748

Convertible Bond
Brazil—0.0%
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**§	$1,602	419

Total Convertible Bond—0.0% (cost $831)		419

Total Investments—97.1% (cost $879,223)	923,975
Cash and other assets, less liabilities—2.9%	27,724

Net assets—100.0%	$951,699

ADR = American Depository Receipt

GDR = Global Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.04% of the Fund’s net assets at June 30, 2012.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.04% of the net assets at June 30, 2012.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2012, the Fund’s Portfolio of Investments includes the following industry categories:

Information Technology	20.1%
Financials	19.5%
Consumer Staples	14.7%
Consumer Discretionary	12.4%
Energy	9.9%
Telecommunication Services	7.3%
Industrials	6.9%
Health Care	4.1%
Materials	3.5%
Utilities	1.6%

Total	100.0%

At June 30, 2012, the Fund’s Portfolio of Investments includes the following currency categories:

Hong Kong Dollar	17.4%
U.S. Dollar	12.5%
South African Rand	10.8%
Brazilian Real	8.7%
Indian Rupee	8.5%
South Korean Won	8.4%
New Taiwan Dollar	6.6%
Thai Baht	5.1%
Indonesian Rupiah	4.5%
Mexican Peso	4.1%
Turkish Lira	4.1%
Chilean Peso	2.0%
Colombian Peso	1.7%
Qatari Rial	1.5%
Malaysian Ringgit	1.1%
Australian Dollar	1.1%
All Other Currencies	1.9%

Total	100.0%

See accompanying Notes to Portfolio of Investments.

June 30, 2012	William Blair Funds 53

Todd M. McClone

Jeffrey A. Urbina

EMERGING LEADERS GROWTH FUND

The Emerging Leaders Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Emerging Leaders Growth Fund posted a 6.90% increase (Class N Shares) for the six months ended June 30, 2012. By comparison, the Fund’s benchmark, the MSCI Emerging Markets Large Cap Index (net) rose 3.60% during the same period.

Year-to-date, performance was strong. The Fund’s significant outperformance was driven by stock selection, coupled with the Fund’s focus on high quality companies with good growth prospects. The overweighting in Staples along with good stock selection bolstered performance, as Magnit OJSC, the Russian grocery store chain, was additive to results on strong same store sales growth, while CP All, the Thai convenience store operator, also reported better than expected results on strong same store sales growth. Financials performance was bolstered by Banorte, which continued to generate strong results. Redecard, the Brazilian payment processing company, was up significantly on Itau Unibanco’s tender for outstanding shares. We sold the company as a result. Resources stock selection was also strong, driven by good performance in Oil/Gas and Metals/Mining holdings. Somewhat detracting from results was the Fund’s underperformance in IT and Industrials.

Consumer was reduced during the six month period to approximately 28% of the portfolio, with a tilt towards Staples, yet remained significantly overweighted versus the 14.7% Index weighting, given higher Autos, Retailing and Food/Staples Retailing weightings. This decrease funded a 2.5% increase in Resources, although it remained significantly underweighted versus the 26.7% Index weighting, due primarily to the significant underweighting in Mining, given concerns about slowing infrastructure spending growth and the impact on commodity prices prospectively. Regionally, the portfolio’s positioning did not change significantly during the three month period. EM Asia was slightly underweighted versus the Index as of June 30, due to lower Korean and Taiwanese exposure, which more than offset a 3% overweighting in India and slightly higher Chinese and Indonesian exposure. In EMEA, limited Eastern Europe and Russian exposure was offset by a 5% overweighting in South Africa. Latin America totaled 23.8% as of quarter end, above the 22.8% Index weighting given larger weights in Chile, Colombia and Peru, which offset lower Brazilian and Mexican exposure.

54 Semi-Annual Report	June 30, 2012

Emerging Leaders Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2012

	Year To Date	1 Year	3 Year	Since Inception
Class N(a)	6.90%	(11.87)%	N/A	0.85%
MSCI Emerging Markets Large Cap Index (net)(a)	3.60	(15.51)	N/A	(0.63)
Class I(b)	6.92	(11.63)	11.93	(2.14)
MSCI Emerging Markets Large Cap Index (net)(b)	3.60	(15.51)	9.62	(1.53)
(a)	For the period from May 3, 2010 (Commencement of Operations) to June 30, 2012.
(b)	For the period from March 26, 2008 (Commencement of Operations) to June 30, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Large Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure market performance of large capitalization stocks in emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2012	William Blair Funds 55

Emerging Leaders Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks

Emerging Asia—55.9%
China—20.0%
*Baidu, Inc.—ADR (Internet software & services)	8,786	$1,010
Belle International Holdings, Ltd. (Specialty retail)	244,000	413
China Mobile, Ltd. (Wireless telecommunication services)	177,500	1,939
China Shenhua Energy Co., Ltd. (Oil, gas & consumable fuels)	102,000	356
CNOOC, Ltd. (Oil, gas & consumable fuels)	750,000	1,489
Dongfeng Motor Group Co., Ltd. (Automobiles)	484,000	742
Lenovo Group, Ltd. (Computers & peripherals)	836,000	705
*NetEase, Inc.—ADR (Internet software & services)	3,908	230
Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	73,000	581
Sun Art Retail Group, Ltd. (Food & staples retailing)	514,000	562
Tencent Holdings, Ltd. (Internet software & services)	18,700	545
Want Want China Holdings, Ltd. (Food products)	327,000	400

		8,972

India—10.1%
Bajaj Auto, Ltd. (Automobiles)	15,682	442
HDFC Bank, Ltd. (Commercial banks)	67,729	684
Housing Development Finance Corporation (Thrifts & mortgage finance)	42,550	498
ITC, Ltd. (Tobacco)	165,531	767
Nestle India, Ltd. (Food products)	2,736	222
Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	63,475	723
Tata Consultancy Services, Ltd. (IT services)	22,902	524
Tata Motors, Ltd. (Automobiles)	161,854	703

		4,563

Indonesia—5.5%
PT Astra International Tbk (Automobiles)	1,225,500	894
PT Bank Rakyat Indonesia (Commercial banks)	1,153,000	779
PT Unilever Indonesia Tbk (Household products)	232,000	566
PT United Tractors Tbk (Machinery)	108,500	247

		2,486

Malaysia—1.8%
CIMB Group Holdings Bhd (Commercial banks)	330,200	787

South Korea—8.8%
Hyundai Motor Co. (Automobiles)	4,437	901
LG Household & Health Care, Ltd. (Household products)	1,063	572
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	1,769	1,855
Samsung Engineering Co., Ltd. (Construction & engineering)	4,091	641

		3,969

Common Stocks—Emerging Asia—55.9%—(continued)
Taiwan—3.4%
Asustek Computer, Inc. (Computers & peripherals)	41,000	$372
Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments & components)	380,700	1,139

		1,511

Thailand—6.3%
Advanced Info Service PCL (Wireless telecommunication services)	164,800	957
CP ALL PCL (Food & staples retailing)	965,700	1,080
Kasikornbank PCL (Commercial banks)	155,800	809

		2,846

Emerging Latin America—21.8%
Brazil—9.9%
BR Malls Participacoes S.A. (Real estate management & development)	63,300	725
Cia de Bebidas das Americas—ADR (Beverages)	28,876	1,107
Cia de Concessoes Rodoviarias (Transportation infrastructure)	63,100	513
Cielo S.A. (IT services)	23,300	685
CPFL Energia S.A.—ADR (Electric utilities)	16,614	415
Embraer S.A.—ADR (Aerospace & defense)	15,600	414
Tractebel Energia S.A. (Independent power producers & energy traders)	31,400	581

		4,440

Chile—3.7%
Banco Santander Chile—ADR (Commercial banks)	10,225	792
S.A.C.I. Falabella (Multiline retail)	52,314	478
Sociedad Quimica y Minera de Chile S.A.—ADR (Chemicals)	7,336	409

		1,679

Colombia—2.5%
Ecopetrol S.A. (Oil, gas & consumable fuels)	394,565	1,103

Mexico—4.9%
Grupo Financiero Banorte S.A.B. de C.V. (Commercial banks)	184,600	954
Grupo Mexico S.A.B. de C.V. Series “B” (Metals & mining)	420,200	1,249

		2,203

Peru—0.8%
Credicorp, Ltd. (Commercial banks)†	3,045	383

Emerging Europe, Mid-East, Africa—19.6%
Qatar—1.9%
Industries Qatar QSC (Industrial conglomerates)	24,491	841

Russia—3.6%
Magnit OAO (Food & staples retailing)†	924	111
* Magnit OJSC—144A—GDR (Food & staples retailing)†	21,877	658
Sberbank of Russian Federation (Commercial banks)†	316,195	844

		1,613

See accompanying Notes to Portfolio of Investments.

56 Semi-Annual Report	June 30, 2012

Emerging Leaders Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Europe, Mid-East, Africa—19.6%—(continued)
South Africa—12.3%
Bidvest Group, Ltd. (Industrial conglomerates)	31,864	$709
FirstRand, Ltd. (Diversified financial services)	283,763	916
MTN Group, Ltd. (Wireless telecommunication services)	27,421	473
Naspers, Ltd. (Media)	9,621	512
Sasol, Ltd. (Oil, gas & consumable fuels)	25,709	1,077
Shoprite Holdings, Ltd. (Food & staples retailing)	48,720	898
Tiger Brands, Ltd. (Food products)	14,106	423
Truworths International, Ltd. (Specialty retail)	47,800	523

		5,531

Turkey—1.8%
Turkiye Garanti Bankasi A.S. (Commercial banks)	210,924	828

Total Common Stocks—97.3% (cost $41,454)		43,755

Preferred Stocks
Brazil—2.1%
Itau Unibanco Holding S.A. (Commercial banks)	45,600	642
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	32,055	291

		933

Total Preferred Stocks—2.1% (cost $986)		933

Total Investments—99.4% (cost $42,440)		44,688
Cash and other assets, less liabilities—0.6%		278

Net assets—100.0%		$44,966

ADR = American Depository Receipt

GDR = Global Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2012, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	23.0%
Consumer Staples	16.5%
Information Technology	15.8%
Consumer Discretionary	12.5%
Energy	9.7%
Telecommunication Services	7.5%
Industrials	7.5%
Materials	3.7%
Utilities	2.2%
Health Care	1.6%

Total	100.0%

At June 30, 2012, the Fund’s Portfolio of Investments includes the following currency categories:

Hong Kong Dollar	17.3%
U.S. Dollar	14.2%
South African Rand	12.4%
Indian Rupee	10.2%
South Korean Won	8.9%
Brazilian Real	7.7%
Thai Baht	6.4%
Indonesian Rupiah	5.6%
Mexican Peso	4.9%
New Taiwan Dollar	3.4%
Colombian Peso	2.5%
Qatari Rial	1.9%
Turkish Lira	1.8%
Malaysian Ringgit	1.7%
Chilean Peso	1.1%

Total	100.0%

See accompanying Notes to Portfolio of Investments.

June 30, 2012	William Blair Funds 57

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS SMALL CAP GROWTH FUND

The Emerging Markets Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Emerging Markets Small Cap Growth Fund posted a 14.29% increase (Class N Shares) for the six months ended June 30, 2012. By comparison, the Fund’s benchmark the MSCI Emerging Markets Small Cap Index, rose 7.27% during the same period.

Year-to-date, performance was strong. Consumer and Industrials stock selection was strong. Within Discretionary, all industries performed well, with particular value added in Household Durables and Hotels/Restaurants/Leisure, more than offsetting weakness in Auto Components as demand slowed. Staples performance approximated 30% during the period, well ahead of the 9.78% Index return, as overweighed Food/Staples Retailing holdings performed well. In particular, the Turkish hard discount store, BIM Birlesik Magazalar, reported strong sales growth during the period. The Fund’s Industrials holdings surpassed the Index by 4x during the period, as Machinery and Transportation Infrastructure holdings performed well, and as the Fund lacked Construction/Engineering names, which underperformed the market as a whole. Somewhat mitigating these positive results was Financials, Information Technology (IT) and Materials stock selection. Financials was hampered by real estate performance, while underperformance in Internet Software/Services and Chemicals hurt IT and Materials results, respectively.

Overall sector positioning did not change substantially during the first half of 2012, with Consumer comprising a significant 42.1% of the portfolio, well ahead of the 26.1% Index weighting, with a significant tilt towards Retailing. Financials and Industrials increased 2% and 3%, respectively, which was funded by a decrease in the already underweighted IT and Resources sectors during the period. As of quarter end, IT represented 6.5% of the Fund, well below the 15.4% Index weighting, while Energy approximated 1% and Materials was just shy of 2%, compared to the 12.6% Index weighting. While overall regional positioning did not change substantially, Emerging Asia remained significantly underweighted at 57.7% of the portfolio, well below the 74.6% Index weighting. This underweighting was precipitated by limited exposure in Korea and Taiwan and 6% less invested in China, which more than offset higher Indonesian, Philippines and Thai weightings. Conversely, Latin America remained significantly overweighted versus the Index, given the Fund’s 15.9% Brazilian exposure, well ahead of the 6.3% Index weighting and larger weightings in Mexico, Panama, and Chile.

58 Semi-Annual Report	June 30, 2012

Emerging Markets Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2012

	Year To Date	Since Inception(a)
Class N	14.29%	11.20%
Class I	14.49	11.40
MSCI Emerging Markets Small Cap IMI (net)	7.27	0.49
(a)	For the period from October 24, 2011 (Commencement of Operations) to June 30, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index IMI (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2012	William Blair Funds 59

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks

Emerging Asia—56.0%
Cambodia—0.8%
NagaCorp, Ltd. (Hotels, restaurants & leisure)	124,000	$55

China—9.0%
*3SBio, Inc.—ADR (Biotechnology)	2,550	35
AAC Technologies Holdings, Inc. (Communications equipment)	36,000	104
China Overseas Grand Oceans Group, Ltd. (Real estate management & development)	52,000	46
Dongyue Group (Chemicals)	31,000	14
Golden Eagle Retail Group, Ltd. (Multiline retail)	34,000	69
*Haier Electronics Group Co., Ltd. (Household durables)	60,000	71
Haitian International Holdings, Ltd. (Machinery)	73,000	72
Hengdeli Holdings, Ltd. (Specialty retail)	116,000	37
*Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)†	3,643	31
Minth Group, Ltd. (Auto components)	66,000	71
*WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	2,413	34
Yingde Gases (Chemicals)	23,500	21

		605

India—8.3%
Bata India, Ltd. (Textiles, apparel & luxury goods)	2,849	44
CRISIL, Ltd. (Diversified financial services)	1,742	33
Eicher Motors, Ltd. (Machinery)	1,072	38
GlaxoSmithKline Consumer Healthcare, Ltd. (Food products)	1,252	62
Gruh Finance, Ltd. (Thrifts & mortgage finance)	2,556	33
Havells India, Ltd. (Electrical equipment)	2,755	29
IndusInd Bank, Ltd. (Commercial banks)	8,782	54
Ipca Laboratories, Ltd. (Pharmaceuticals)	3,876	25
*Jubilant Foodworks, Ltd. (Hotels, restaurants & leisure)	2,236	47
Lupin, Ltd. (Pharmaceuticals)	6,137	59
Oberoi Realty, Ltd. (Real estate management & development)	4,473	19
Page Industries, Ltd. (Textiles, apparel & luxury goods)	757	39
Pidilite Industries, Ltd. (Chemicals)	10,383	31
Yes Bank, Ltd. (Commercial banks)	6,728	41

		554

Indonesia—10.1%
PT Ace Hardware Indonesia Tbk (Specialty retail)	158,500	85
PT Alam Sutera Realty Tbk (Real estate management & development)	807,500	42
*PT Bank Tabungan Pensiunan Nasional Tbk (Commercial banks)	108,000	46
PT Ciputra Development Tbk (Real estate management & development)	619,000	43
PT Hexindo Adiperkasa Tbk (Trading companies & distributors)	38,500	37
PT Indomobil Sukses Internasional Tbk (Specialty retail)	42,000	32
PT Jasa Marga (Transportation infrastructure)	147,500	85
PT Kalbe Farma Tbk (Pharmaceuticals)	184,500	74
PT Media Nusantara Citra Tbk (Media)	387,500	82
Issuer	Shares	Value

Common Stocks—Emerging Asia—56.0% (continued)

Indonesia—(continued)
PT Mitra Adiperkasa Tbk (Multiline retail)	114,000	$87
*PT MNC Sky Vision Tbk (Media)	104,000	17
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Food products)	85,000	24
*PT Sumber Alfaria Trijaya Tbk (Food & staples retailing)	43,500	22

		676

Malaysia—4.6%
Aeon Co. M Bhd (Multiline retail)	13,500	39
AirAsia BHD (Airlines)	32,700	37
Dayang Enterprise Holdings Bhd (Energy equipment & services)	46,800	28
Guinness Anchor Bhd (Beverages)	18,300	77
KPJ Healthcare Bhd (Health care providers & services)	47,800	88
Nestle Malaysia Bhd (Food products)	2,300	42

		311

Philippines—8.6%
Alliance Global Group, Inc. (Industrial conglomerates)	290,100	79
International Container Terminal Services, Inc. (Transportation infrastructure)	51,970	91
Puregold Price Club, Inc. (Food & staples retailing)	178,700	115
Security Bank Corporation (Commercial banks)	36,240	122
SM Prime Holdings, Inc. (Real estate management & development)	269,175	83
Universal Robina Corporation (Food products)	56,600	85

		575

South Korea—1.0%
Halla Climate Control Corporation (Auto components)	1,890	40
Handsome Co., Ltd. (Textiles, apparel & luxury goods)	570	13
LG Fashion Corporation (Textiles, apparel & luxury goods)	480	12

		65

Taiwan—4.4%
Catcher Technology Co., Ltd. (Computers & peripherals)	8,000	53
Chroma ATE, Inc. (Electronic equipment, instruments & components)	10,000	23
Hiwin Technologies Corporation (Machinery)	9,000	91
PChome Online, Inc. (Internet software & services)	2,000	11
Simplo Technology Co., Ltd. (Computers & peripherals)	4,000	27
St Shine Optical Co., Ltd. (Health care equipment & supplies)	4,000	44
TSRC Corporation (Chemicals)	19,000	47

		296

Thailand—9.2%
Bangkok Dusit Medical Services PCL (Health care providers & services)	32,300	99
BEC World PCL (Media)	38,000	60
Dynasty Ceramic PCL (Building products)	16,700	27
Home Product Center PCL (Specialty retail)	211,400	84

See accompanying Notes to Portfolio of Investments.

60 Semi-Annual Report	June 30, 2012

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—56.0%—(continued)
Thailand—(continued)
LPN Development PCL (Real estate management & development)	81,100	$44
Major Cineplex Group PCL (Media)	33,600	18
Minor International PCL (Hotels, restaurants & leisure)	165,710	73
Robinson Department Store PCL (Multiline retail)	50,100	98
Siam Makro PCL (Food & staples retailing)	6,750	76
Tisco Financial Group PCL (Commercial banks)	27,400	33

		612

Emerging Latin America—24.8%
Argentina—0.8%
MercadoLibre, Inc. (Internet software & services)	676	51

Brazil—15.9%
Amil Participacoes S.A. (Health care providers & services)	4,600	46
Arezzo Industria e Comercio S.A. (Textiles, apparel & luxury goods)	2,200	33
BR Properties S.A. (Real estate management & development)	7,800	92
CETIP S.A.—Balcao Organizado de Ativos e Derivativos (Capital markets)	3,503	44
Cia Hering (Specialty retail)	3,200	61
EcoRodovias Infraestrutura e Logistica S.A. (Transportation infrastructure)	6,700	54
Ez Tec Empreendimentos e Participacoes S.A. (Household durables)	4,600	47
Iochpe-Maxion S.A. (Machinery)	2,500	29
Localiza Rent a Car S.A. (Road & rail)	3,600	54
Lojas Renner S.A. (Multiline retail)	1,500	42
Mills Estruturas e Servicos de Engenharia S.A. (Trading companies & distributors)	6,658	92
OdontoPrev S.A. (Health care providers & services)	14,800	75
*Qualicorp S.A. (Professional services)	6,400	56
Raia Drogasil S.A. (Food & staples retailing)	9,500	96
Restoque Comercio e Confeccoes de Roupas S.A. (Textiles, apparel & luxury goods)	11,300	58
T4F Entretenimento S.A. (Media)	1,500	12
Tegma Gestao Logistica S.A. (Road & rail)	3,300	50
Totvs S.A. (Software)	2,400	46
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A (Commercial services & supplies)	5,400	81

		1,068

Chile—2.0%
ENTEL Chile S.A. (Wireless telecommunication services)	1,074	20
Parque Arauco S.A. (Real estate management & development)	24,252	43
Sonda S.A. (IT services)	26,488	75

		138

Mexico—3.8%
*Alsea S.A.B. de C.V. (Hotels, restaurants & leisure)	58,501	79
Banregio Grupo Financiero S.A.B. de C.V. (Commercial banks)	31,900	93
Issuer	Shares	Value

Common Stocks—Emerging Latin America—24.8%—(continued)
Mexico—(continued)
Fibra Uno Administracion S.A. de C.V. (Real estate investment trusts (REITs))	40,600	$83

		255

Panama—1.5%
Copa Holdings S.A. (Airlines)†	1,228	101

Peru—0.8%
Intercorp Financial Services, Inc. (Diversified financial services)	1,695	52

Emerging Europe, Mid-East, Africa—15.3%
Nigeria—0.7%
Guaranty Trust Bank plc (Commercial banks)	487,393	45

Poland—2.3%
Eurocash S.A. (Food & staples retailing)	6,573	81
LPP S.A. (Textiles, apparel & luxury goods)	39	38
Lubelski Wegiel Bogdanka S.A. (Oil, gas & consumable fuels)	870	32

		151

Russia—0.9%
*Etalon Group Ltd.—144A—GDR (Real estate management & development)	6,890	38
M Video OJSC (Specialty retail)	3,410	23

		61

South Africa—8.4%
AVI, Ltd. (Food products)	13,793	84
Capitec Bank Holdings, Ltd. (Commercial banks)	2,773	72
Cipla Medpro South Africa, Ltd. (Pharmaceuticals)	41,060	37
Coronation Fund Managers, Ltd. (Capital markets)	12,747	43
Life Healthcare Group Holdings Pte, Ltd. (Health care providers & services)	26,707	102
Mr Price Group, Ltd. (Specialty retail)	7,584	104
The Foschini Group, Ltd. (Specialty retail)	4,657	73
Truworths International, Ltd. (Specialty retail)	4,688	51

		566

Turkey—3.0%
Arcelik A.S. (Household durables)	6,825	35
BIM Birlesik Magazalar A.S. (Food & staples retailing)	2,761	114
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	5,469	23
Turkiye Sinai Kalkinma Bankasi A.S. (Commercial banks)	28,686	29

		201

Total Common Stocks—96.1% (cost $5,983)		6,438

See accompanying Notes to Portfolio of Investments.

June 30, 2012	William Blair Funds 61

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Preferred Stock
Brazil—0.8%
Marcopolo S.A. (Machinery)	12,400	$56

Total Preferred Stock—0.8% (cost $58)		56

Total Investments—96.9% (cost $6,041)		6,494
Cash and other assets, less liabilities—3.1%		207

Net assets—100.0%		$6,701

ADR = American Depository Receipt

GDR = Global Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2012, the Fund’s Portfolio of Investments includes the following industry categories:

Consumer Discretionary	28.6%
Financials	19.6%
Industrials	17.8%
Consumer Staples	13.5%
Health Care	11.1%
Information Technology	6.5%
Materials	1.7%
Energy	0.9%
Telecommunication Services	0.3%

Total	100.0%

At June 30, 2012, the Fund’s Portfolio of Investments includes the following currency categories:

Brazilian Real	17.3%
Indonesian Rupiah	10.4%
Thai Baht	9.4%
Philippine Peso	8.9%
South African Rand	8.7%
Hong Kong Dollar	8.6%
Indian Rupee	8.6%
U.S. Dollar	5.6%
Malaysian Ringgit	4.8%
New Taiwan Dollar	4.6%
Mexican Peso	3.9%
Turkish Lira	3.1%
Euro	2.3%
Chilean Peso	2.1%
South Korean Won	1.0%
All Other Currencies	0.7%

Total	100.0%

See accompanying Notes to Portfolio of Investments.

62 Semi-Annual Report	June 30, 2012

David F. Hone

LARGE CAP VALUE FUND

The Large Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Thus far in 2012, U.S. equity markets posted strong results; the Russell 1000® Value Index rose 8.68%. However, performance varied widely in each quarter. Like the past several years, the familiar pattern of risk-on occurred during periods of optimism while risk-off occurred during periods of pessimism due to rising macro and political concerns. The period began with robust upward momentum as investors gained confidence in the strengthening U.S. economy and were comforted by stabilization in Europe; the Russell 1000® Value Index climbed 11.12% in the first quarter. Notably, investors differentiated based on underlying company fundamentals, a sound environment for active managers. However, during the second quarter, markets reversed course due to worries over U.S. economic growth, the re-intensified European debt crisis and continued slowing growth in emerging markets; the Russell 1000® Value Index fell 2.20% in the second quarter. In the latter period, volatility and stock correlations picked up; investors preferred low risk, defensives and domestically focused companies.

Portfolio Results

The William Blair Large Cap Value Fund Class N rose 9.15% surpassing the benchmark, the Russell 1000® Value Index. Stock selection in the first quarter drove the positive relative results. Importantly, most of our companies had good quarterly earnings reports, which assisted.

Our Financials stock selection contributed most to the overall return; Discover Financial Services and SunTrust Banks, Inc. ranked among the best performers. Discover Financial Services benefited from improving credit card trends as both losses and delinquencies declined as well as rising demand for credit; we expect these drivers to continue. SunTrust Banks, one of the largest U.S. commercial banking institutions, benefited from continued improvement in overall credit and recovery in the housing market. We believe this company has solid fundamentals and is well positioned to take advantage of further improvement in the domestic economy. Outside of Financials, Textron, Inc. in Industrials and Time Warner Cable, Inc. in Consumer Discretionary were also strong contributors. Textron was a standout primarily in the first quarter on better than expected fourth quarter earnings results and an improving outlook in its Cessna and Bell business divisions. Time Warner Cable’s stock price rose on solid financial results driven by positive subscriber trends. Also, it announced an increase in its dividend by 17% and a replenishment of its share repurchase program to $4 billion. In our view, this stock should continue to benefit from strong free cash flows and attractive stock valuation.

The portfolio had only a couple of notable stock detractors across various sectors. Our weakest stocks were Hewlett-Packard Co., Bank of America Corporation and Hess Corporation. In Information Technology, Hewlett-Packard declined on concerns over softening demand in the PC and printer divisions. The company is working through a multi-year restructuring of its business and will likely experience bumps along the way. Over time, we believe the firm will benefit from its recurring sales, cost cutting levers, and strong balance sheet. In Financials, Bank of America rose significantly in the first quarter. We added this stock to the portfolio in June on its attractive risk/reward combination after its substantial decline beginning in April over concerns on the global economic slowdown and weakness in capital markets. For the year-to-date period, the portfolio’s underweight in this stock relative to the benchmark in the first quarter detracted. In Energy, Hess came under pressure as the price of oil significantly dropped from $99 to $85 in the first half of 2012, as well as concerns about production growth.

June 30, 2012	William Blair Funds 63

Outlook

While U.S. equity markets oscillate between optimism and pessimism from quarter to quarter, these moves seem more based on the latest macro or political news release than a change in the long-term trajectory for the U.S. economy. The Federal Reserve remains accommodative and stands ready to enact additional measures if necessary, which should be supportive of businesses and consumers. While in the second quarter unemployment ticked up and manufacturing modestly declined due to Europe’s recessionary environment, U.S. housing sales improved. Corporate balance sheets and operating margins in aggregate remain healthy. Falling commodity prices should provide some relief.

Typically, markets crave certainty; until clarity appears, volatility will likely remain elevated. Investors remain concerned over further deterioration in the European debt crisis and slowing emerging market growth, which in turn impacts U.S. exports. Also, in the U.S., stability of economic growth remains a primary focus, along with the November elections and the outcome for the fiscal cliff (i.e., expiration of the Bush-era tax cuts, coupled with mandatory federal spending cuts.)

As always, our concentration remains on our value philosophy, disciplined investment process, and deep fundamental research. We believe attractive returns with below-average risk are achieved by investing in undervalued, higher quality companies that are temporarily out-of-favor with the market. In terms of valuation, many stocks remain attractively priced while perceived “safe” stocks are elevated relative to history. In general, we continue to find attractive investment opportunities and use volatility to our advantage to invest in stocks with strong risk/reward profiles.

64 Semi-Annual Report	June 30, 2012

Large Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2012

	Year To Date	Since Inception(a)
Class N	9.15%	8.93%
Class I	9.35%	9.13
Russell 1000® Value Index	8.68%	10.48
(a)	For the period from October 24, 2011 (Commencement of Operations) to June 30, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Value Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2012	William Blair Funds 65

Large Cap Value Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Financials—24.7%
American Tower Corporation	895	$63
Bank of America Corporation	1,440	12
*CBRE Group, Inc.	1,519	25
Citigroup, Inc.	1,980	54
CNA Financial Corporation	992	27
Discover Financial Services	1,440	50
JPMorgan Chase & Co.	2,420	86
Lazard, Ltd. Class “A”†	2,087	54
Lincoln National Corporation	1,129	25
Prudential Financial, Inc.	657	32
Regions Financial Corporation	4,391	30
State Street Corporation	865	39
SunTrust Banks, Inc.	1,833	44
The Allstate Corporation	1,275	45
The Goldman Sachs Group, Inc.	282	27
US Bancorp	1,489	48
Wells Fargo & Co.	2,752	92
Zions BanCorp.	2,124	41

		794

Energy—15.2%
Anadarko Petroleum Corporation	642	43
Baker Hughes, Inc.	1,056	43
Chevron Corporation	620	65
ConocoPhillips	819	46
Devon Energy Corporation	617	36
Exxon Mobil Corporation	1,447	124
Hess Corporation	839	36
Occidental Petroleum Corporation	603	52
Schlumberger, Ltd.†	320	21
*Southwestern Energy Co.	735	23

		489

Health Care—13.4%
Amgen, Inc.	361	26
Baxter International, Inc.	880	47
Cardinal Health, Inc.	1,409	59
*Express Scripts Holding Co.	646	36
Merck & Co., Inc.	1,616	68
Pfizer, Inc.	4,210	97
UnitedHealth Group, Inc.	767	45
Zimmer Holdings, Inc.	813	52

		430

Information Technology—8.9%
*Adobe Systems, Inc.	1,497	49
*BMC Software, Inc.	852	36
*Broadcom Corporation Class “A”	789	27
Corning, Inc.	1,181	15
Hewlett-Packard Co.	2,407	48
Intel Corporation	783	21
Microsoft Corporation	1,285	39
*NetApp, Inc.	620	20
*Symantec Corporation	2,141	31

		286

Industrials—8.3%
Gardner Denver, Inc.	526	28
General Electric Co.	4,082	85
Honeywell International, Inc.	278	15

Common Stocks—(continued)
Industrials—(continued)
Kansas City Southern	631	$44
Rockwell Automation, Inc.	103	7
SPX Corporation	376	25
Textron, Inc.	1,856	46
Union Pacific Corporation	137	16

		266

Consumer Discretionary—8.2%
*Big Lots, Inc.	910	37
Brunswick Corporation	1,036	23
*General Motors Co.	1,289	26
Lear Corporation	644	24
Marriott International, Inc. Class “A”	519	20
*MGM Resorts International	1,776	20
*Saks, Inc.	2,193	24
The Walt Disney Co.	767	37
Time Warner Cable, Inc.	660	54

		265

Consumer Staples—7.2%
General Mills, Inc.	1,282	49
Kimberly-Clark Corporation	466	39
Molson Coors Brewing Co. Class “B”	633	26
Philip Morris International, Inc.	637	56
The Procter & Gamble Co.	973	60

		230

Utilities—5.8%
CMS Energy Corporation	2,338	55
NextEra Energy, Inc.	875	60
Wisconsin Energy Corporation	1,811	72

		187

Materials—3.5%
Alcoa, Inc.	3,093	27
Freeport-McMoRan Copper & Gold, Inc.	1,398	48
Rockwood Holdings, Inc.	350	15
The Dow Chemical Co.	654	21

		111

Telecommunication Services—3.3%
AT&T, Inc.	1,305	47
CenturyLink, Inc.	1,152	45
Verizon Communications, Inc.	348	15

		107

Total Common Stocks—98.5% (cost $2,977)		3,165

Total Investments—98.5% (cost $2,977)		3,165
Cash and other assets, less liabilities—1.5%		47

Net assets—100.0%		$3,212

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Portfolio of Investments.

66 Semi-Annual Report	June 30, 2012

Chad M. Kilmer

Mark T. Leslie

David S. Mitchell

SMALL CAP VALUE FUND

The Small Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Small Cap Value Fund posted a 5.46% increase on a total return basis (Class N shares) during the six months ended June 30, 2012. By comparison, the Russell 2000® Value Index rose 8.23%.

After a nearly 30% advance over the previous two quarters, U.S. equities corrected in the second quarter. Strong first quarter returns primarily were driven by improving economic data points on employment, housing and overall industrial production. However, in the second quarter, investors refocused their attention on negative headline news from Europe. While news from Greece continued in earnest, the elevated fear in the market revolved around more substantial European countries, with particular emphasis on stabilizing the Spanish banking system and its impact on Spanish government borrowing capacity. At the highest level, investors grappled with the region’s ability to preserve the single-currency bloc.

The slowdown was felt worldwide; China’s growth has notably decelerated, joined by other emerging economies, due in part to developed nations’ decreased demand for exports. In the end, the U.S. was not immune. U.S. companies with direct business exposure to these regions, combined with declining U.S. business confidence due to the barrage of negative global headlines, translated into slowing business investment and worsening economic data at home. There was a string of disappointing data points: Employment growth slowed significantly from earlier this year, consumer confidence declined, and manufacturing activity slowed.

Broadly speaking, investors gravitated to stocks of companies with less economic sensitivity. For the second quarter, defensive sectors held up better than cyclical sectors, with Utilities (+3.68%), Health Care (+1.34%), and Consumer Staples (-0.18%) outperforming the overall small cap value market. The only other sector to outperform was Financials (+0.92%), driven primarily by REITs (+3.5%), which make up roughly 15% of the benchmark and approximately 36% of the sector. Sectors that derive higher proportions of revenues from non-US markets were hit due to the uncertainty in Europe, with Information Technology and Materials being the sectors in the Russell 2000® Value Index that have the highest percentage of foreign sales. Also, while quality rebounded somewhat relative to its first quarter performance, companies with the lowest Return on Invested Capital (ROIC) outperformed the market, while higher-ROIC companies lagged. Low quality outperformance is even more striking from a year-to-date perspective.

Year-to-date, the Fund gained 5.46%, trailing its benchmark, the Russell 2000® Value Index, which rose 8.23%. The Fund’s underperformance year-to-date resulted from a style headwind coupled with negative stock selection. The Fund typically has a higher quality bias than the benchmark and tends to be more heavily weighted in companies with larger market capitalizations. Stock selection within Energy detracted from relative returns, dragged down by Key Energy Services Inc., Northern Oil & Gas Inc., and Bill Barrett Corporation. Partially offsetting these negatives, stock selection in Information Technology (Monolithic Power Systems Inc.) and Industrials (G&K Services, Inc. and ESCO Technologies Inc.) contributed to the Fund’s relative performance.

Relative performance for the quarter has a similar narrative. Style headwinds negatively impacted our excess returns, as did stock selection. Investments within Financials (Safeguard Scientifics, Hancock Holding Co.) and Energy (Key Energy Services, Inc., Magnum Hunter Resources Corporation) detracted from relative returns. The effect was moderated by investments in AFC Enterprises, Inc (Consumer Discretionary), Hawaiian Holdings, Inc. and G&K Services, Inc.(both Industrials).

June 30, 2012	William Blair Funds 67

While the recovery works to regain traction, there are a few positive developments to highlight: the stubborn housing market finally seems to be reversing course, with positive data on home prices and sales trends. Gas prices have come in from their April highs, although savings at the pump have yet to translate into higher confidence among consumers. Improving loan demand and banks’ willingness to lend are encouraging trends as well. Regarding the stock market specifically, while fundamentals are at a critical juncture given the current pause in business confidence, valuations appear attractive, coming in below historical averages.

Today’s unresolved issues make for a cloudy outlook as the world waits to see how the next chapter of the euro zone will read. Much attention will be focused on U.S. politics leading up to the November elections, the potential fiscal cliff (expiration of the Bush-era tax cuts, coupled with mandatory federal spending cuts), and the overall state of economic recovery. While this quarter’s market pullback resembles the past two years’ mid-year slumps, the global easing cycle along with a strengthening housing market will hopefully serve as tailwinds unique to 2012.

In the end, while we factor various economic scenarios into our stock picking, we focus our time on constructing the fund from a bottom-up perspective. As always, we remain focused on finding quality companies at discount prices and corporate transformation opportunities. We believe building a fund with these types of companies should produce solid investment results over the long term.

68 Semi-Annual Report	June 30, 2012

Small Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2012

	Year To Date	1 Year	3 Year	5 Year	10 Year
Class N	5.46%	(3.97)%	17.74%	1.31%	5.62%
Class I	5.53	(3.80)	17.99	1.52	5.83
Russell 2000® Value Index	8.23	(1.44)	17.43	(1.05)	6.50

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2012	William Blair Funds 69

Small Cap Value Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Financials—33.0%
Alterra Capital Holdings, Ltd.†	144,330	$3,370
Bank of the Ozarks, Inc.	78,985	2,376
Berkshire Hills Bancorp, Inc.	109,035	2,399
BioMed Realty Trust, Inc.	127,310	2,378
CoBiz Financial, Inc.	294,020	1,841
Coresite Realty Corporation	59,100	1,526
CVB Financial Corporation	112,350	1,309
*Eagle Bancorp, Inc.	161,997	2,551
East West Bancorp, Inc.	137,150	3,217
EastGroup Properties, Inc.	46,830	2,496
Education Realty Trust, Inc.	288,880	3,201
*Forest City Enterprises, Inc. Class “A”	186,420	2,722
Hancock Holding Co.	84,719	2,579
Highwoods Properties, Inc.	92,080	3,098
LaSalle Hotel Properties	93,457	2,723
Mid-America Apartment Communities, Inc.	39,550	2,699
*National Financial Partners Corporation	175,205	2,348
National Retail Properties, Inc.	110,305	3,120
Old National Bancorp	270,506	3,249
PacWest Bancorp	118,728	2,810
Pebblebrook Hotel Trust	105,079	2,449
ProAssurance Corporation	27,250	2,428
Prosperity Bancshares, Inc.	71,640	3,011
*Safeguard Scientifics, Inc.	207,741	3,216
Sandy Spring Bancorp, Inc.	120,710	2,173
Susquehanna Bancshares, Inc.	270,875	2,790
The Hanover Insurance Group, Inc.	68,545	2,682
Webster Financial Corporation	150,570	3,261
*West Coast Bancorp	80,460	1,581
*Western Alliance Bancorp	356,325	3,335

		78,938

Industrials—16.6%
Belden, Inc.	93,600	3,122
Cubic Corporation	53,540	2,574
EMCOR Group, Inc.	116,166	3,232
ESCO Technologies, Inc.	90,082	3,283
G&K Services, Inc.	94,673	2,953
*Hawaiian Holdings, Inc.	248,836	1,620
Interface, Inc.	141,920	1,934
John Bean Technologies Corporation	97,787	1,327
*Kadant, Inc.	89,801	2,106
*Moog, Inc.	77,450	3,203
*Northwest Pipe Co.	73,955	1,794
*Polypore International, Inc.	63,805	2,577
Quanex Building Products Corporation	129,770	2,320
Robbins & Myers, Inc.	67,075	2,805
TAL International Group, Inc.	68,355	2,289
*Tetra Tech, Inc.	98,467	2,568

		39,707

Issuer	Shares	Value

Common Stocks—(continued)
Consumer Discretionary—12.5%
*AFC Enterprises, Inc.	107,126	$2,479
Chico’s FAS, Inc.	169,905	2,521
Core-Mark Holding Co., Inc.	41,125	1,980
Matthews International Corporation	99,035	3,218
Meredith Corporation	95,280	3,043
PEP Boys-Manny, Moe & Jack	125,135	1,239
Pier 1 Imports, Inc.	181,780	2,986
*Pinnacle Entertainment, Inc.	269,330	2,591
Regis Corporation	165,775	2,977
*The Children’s Place Retail Stores, Inc.	48,000	2,392
The Men’s Wearhouse, Inc.	90,290	2,541
*WMS Industries, Inc.	101,300	2,021

		29,988

Information Technology—11.2%
ADTRAN, Inc.	101,315	3,059
*Cadence Design Systems, Inc.	163,595	1,798
*Digital River, Inc.	111,740	1,857
Earthlink, Inc.	461,330	3,432
*Integrated Device Technology, Inc.	467,542	2,628
j2 Global Communications, Inc.	91,645	2,421
*Monolithic Power Systems, Inc.	154,162	3,063
*Parametric Technology Corporation	119,200	2,498
*Progress Software Corporation	95,345	1,990
*Silicon Laboratories, Inc.	61,860	2,345
*Ultra Clean Holdings	249,612	1,605

		26,696

Utilities—6.7%
ALLETE, Inc.	64,880	2,712
Chesapeake Utilities Corporation	45,405	1,985
Cleco Corporation	80,065	3,349
Northwest Natural Gas Co.	50,925	2,424
Southwest Gas Corporation	66,060	2,884
WGL Holdings, Inc.	67,330	2,676

		16,030

Materials—5.8%
Minerals Technologies, Inc.	45,670	2,913
PolyOne Corporation	220,515	3,017
*RTI International Metals, Inc.	88,475	2,002
Sensient Technologies Corporation	82,420	3,027
Silgan Holdings, Inc.	70,465	3,008

		13,967

Energy—4.9%
Berry Petroleum Co.	39,793	1,578
*Key Energy Services, Inc.	228,790	1,739
*Magnum Hunter Resources Corporation	531,166	2,220
*Northern Oil and Gas, Inc.	108,133	1,724
*Swift Energy Co.	121,670	2,264

See accompanying Notes to Portfolio of Investments.

70 Semi-Annual Report June 30, 2012

Small Cap Value Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Energy—(continued)
*TETRA Technologies, Inc.	311,685	$2,223

		11,748

Health Care—4.8%
CONMED Corporation	90,255	2,497
*Greatbatch, Inc.	104,065	2,363
*HealthSouth Corporation	88,430	2,057
*Magellan Health Services, Inc.	42,365	1,921
*Mednax, Inc.	40,048	2,745

		11,583

Consumer Staples—2.4%
J&J Snack Foods Corporation	43,967	2,598
Spartan Stores, Inc.	167,949	3,045

		5,643

Telecommunication Services—0.7%
*tw telecom, Inc.	69,005	1,771

Total Common Stocks—98.6% (cost $216,449)		236,071

Repurchase Agreement
Fixed Income Clearing Corporation, 0.100% dated 6/29/12, due 7/2/12, repurchase price $4,569, collateralized by FNMA, 5.00%, due 4/15/2015	$4,569	4,569

Total Repurchase Agreement—1.9% (cost $4,569)		4,569

Total Investments—100.5% (cost $221,018)		240,640
Liabilities, plus cash and other assets—(0.5)%		(1,134)

Net assets—100.0%		$239,506

† = U.S. listed foreign security

* Non-income producing securities

See accompanying Notes to Portfolio of Investments.

June 30, 2012	William Blair Funds 71

Chad M. Kilmer

Mark T. Leslie

David S. Mitchell

MID CAP VALUE FUND

The Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Mid Cap Value Fund posted a 4.68% increase on a total return basis (Class N Shares) during the six months ended June 30, 2012. By comparison, the Fund’s benchmark the Russell Midcap® Value Index, rose 7.78%.

After a nearly 30% advance over the previous two quarters, U.S. equities corrected in the second quarter. Strong first quarter returns primarily were driven by improving economic data points on employment, housing and overall industrial production. However, in the second quarter, investors refocused their attention on negative headline news from Europe. While news from Greece continued in earnest, the elevated fear in the market revolved around more substantial European countries, with particular emphasis on stabilizing the Spanish banking system and its impact on Spanish government borrowing capacity. At the highest level, investors grappled with the region’s ability to preserve the single-currency bloc.

The slowdown was felt worldwide; China’s growth has notably decelerated, joined by other emerging economies, due in part to developed nations’ decreased demand for exports. In the end, the U.S. was not immune. U.S. companies with direct business exposure to these regions, combined with declining U.S. business confidence due to the barrage of negative global headlines, translated into slowing business investment and worsening economic data at home. There was a string of disappointing data points: Employment growth slowed significantly from earlier this year, consumer confidence declined, and manufacturing activity slowed.

Broadly speaking, investors gravitated to stocks of companies with less economic sensitivity. For the second quarter, defensive sectors held up better than cyclical sectors, with Utilities (+6.36%) and Consumer Staples (+2.63%) outperforming the overall mid cap value market. The only other sector to outperform was Financials (-1.85%), driven primarily by REITs (+3%), which make up roughly 12% of the benchmark and approximately 35% of the sector. Sectors that derive higher proportions of revenues from non-US markets were hit due to the uncertainty in Europe, and Information Technology returns (-10.46%) reflected the sector’s dominant position in terms of foreign revenues. Also, while quality rebounded somewhat relative to its first quarter performance, companies with the lowest Return on Invested Capital (ROIC) outperformed the market, while higher-ROIC companies lagged. Low quality outperformance is even more striking from a year-to-date perspective.

Year-to-date, the Fund gained 4.68%, trailing its benchmark, the Russell Midcap® Value Index, which rose 7.78%. The Fund’s underperformance year-to-date resulted from a style headwind coupled with negative stock selection. The Fund typically has a higher quality bias than the benchmark and tends to lag benchmark returns when low quality outperforms. Investments within Energy (SM Energy Co. and Superior Energy Services Inc.) and Consumer Staples (Ingredion Inc. and Kroger Co.) detracted from relative returns. The effect was moderated by investments in Financials (Discover Financial Services) and Consumer Discretionary (Wyndham Worldwide Corp.).

Relative performance for the second quarter has a similar narrative. Style headwinds negatively impacted our excess returns, as did stock selection. Stock selection within Energy detracted from relative returns, pulled down by SM Energy Co., Pioneer Natural Resources Co. and Whiting Petroleum Corp. Helping to partially offset these negatives, stock selection in Information Technology (VeriSign Inc.) and Telecommunication Services (tw telecom inc.) contributed to the Fund’s relative performance.

72 Semi-Annual Report	June 30, 2012

While the recovery works to regain traction, there are a few positive developments to highlight: the stubborn housing market finally seems to be reversing course, with positive data on home prices and sales trends. Gas prices have come in from their April highs, although savings at the pump have yet to translate into higher confidence among consumers. Improving loan demand and banks’ willingness to lend are encouraging trends as well. Regarding the stock market specifically, while fundamentals are at a critical juncture given the current pause in business confidence, valuations appear attractive, coming in below historical averages.

Today’s unresolved issues make for a cloudy outlook as the world waits to see how the next chapter of the euro zone will read. Much attention will be focused on U.S. politics leading up to the November elections, the potential fiscal cliff (expiration of the Bush-era tax cuts, coupled with mandatory federal spending cuts), and the overall state of economic recovery. While this quarter’s market pullback resembles the past two years’ mid-year slumps, the global easing cycle along with a strengthening housing market will hopefully serve as tailwinds unique to 2012.

In the end, while we factor various economic scenarios into our stock picking, we focus our time on constructing the Fund from a bottom-up perspective. As always, we remain focused on finding quality companies at discount prices and corporate transformation opportunities. We believe building a fund with these types of companies should produce solid investment results over the long term.

June 30, 2012	William Blair Funds 73

Mid Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2012

	Year To Date	1 Year	Since Inception(a)
Class N	4.68%	(1.46)%	5.82%
Class I	4.77%	(1.27)%	6.04
Russell Midcap® Value Index	7.78	(0.37)	6.21
(a)	For the period May 3, 2010 (Commencement of Operations) to June 30, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Value Index consists of Midcap-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

74 Semi-Annual Report	June 30, 2012

Mid Cap Value Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Financials—29.6%
Alexandria Real Estate Equities, Inc.	940	$68
Allied World Assurance Co. Holdings, Ltd.†	695	55
American Campus Communities, Inc.	1,170	53
Ameriprise Financial, Inc.	1,900	99
Comerica, Inc.	1,825	56
Discover Financial Services	2,950	102
Duke Realty Corporation	4,050	59
East West Bancorp, Inc.	3,340	78
Equity Residential	845	53
Fifth Third Bancorp	4,285	58
*Forest City Enterprises, Inc. Class “A”	4,525	66
Hancock Holding Co.	1,742	53
Host Hotels & Resorts, Inc.	4,010	64
Marsh & McLennan Cos., Inc.	2,360	76
People’s United Financial, Inc.	5,880	68
Realty Income Corporation	2,085	87
SL Green Realty Corporation	965	78
SunTrust Banks, Inc.	1,785	43
The Hanover Insurance Group, Inc.	1,385	54
Unum Group	3,470	67
Validus Holdings, Ltd.†	2,195	70
Ventas, Inc.	1,030	65

		1,472

Utilities—11.7%
American Water Works Co., Inc.	2,210	76
Cleco Corporation	1,190	50
DTE Energy Co.	1,255	74
Northeast Utilities	2,080	81
NV Energy, Inc.	4,215	74
Southwest Gas Corporation	1,665	72
Wisconsin Energy Corporation	1,920	76
Xcel Energy, Inc.	2,810	80

		583

Industrials—10.2%
Cintas Corporation	1,620	63
Eaton Corporation	1,410	56
Hubbell, Inc. Class “B”	975	76
Pall Corporation	995	54
Parker Hannifin Corporation	775	60
Robbins & Myers, Inc.	1,055	44
Rockwell Automation, Inc.	750	49
Rockwell Collins, Inc.	1,005	50
Snap-On, Inc.	925	58

		510

Consumer Discretionary—9.7%
Autoliv, Inc.	680	37
*Bed Bath & Beyond, Inc.	660	41
Chico’s FAS, Inc.	3,695	55
DISH Network Corporation	2,085	60
H&R Block, Inc.	3,130	50
Newell Rubbermaid, Inc.	3,370	61
Staples, Inc.	4,400	58
VF Corporation	340	45
Wyndham Worldwide Corporation	1,405	74

		481

† = U.S. listed foreign security

* Non-income producing securities

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Information Technology—9.6%
*Atmel Corporation	6,655	$44
*Ingram Micro, Inc. Class “A”	3,615	63
*Juniper Networks, Inc.	2,930	48
Linear Technology Corporation	1,615	50
*Parametric Technology Corporation	2,415	51
TE Connectivity, Ltd.†	2,450	78
*VeriSign, Inc.	1,440	63
Xerox Corporation	10,375	82

		479

Health Care—7.1%
CIGNA Corporation	1,765	78
Hill-Rom Holdings, Inc.	1,950	60
*Laboratory Corporation of America Holdings	805	74
*Mettler-Toledo International, Inc.†	490	76
Zimmer Holdings, Inc.	1,035	67

		355

Energy—6.9%
Pioneer Natural Resources Co.	815	72
*Rowan Cos. plc Class “A”†	2,040	66
SM Energy Co.	1,115	55
*Superior Energy Services, Inc.	2,260	46
Valero Energy Corporation	2,045	49
*Whiting Petroleum Corporation	1,350	55

		343

Consumer Staples—5.4%
ConAgra Foods, Inc.	2,870	75
HJ Heinz Co.	1,270	69
Ingredion, Inc.	1,315	65
The Kroger Co.	2,545	59

		268

Materials—5.1%
Airgas, Inc.	830	70
Carpenter Technology Corporation	1,105	53
FMC Corporation	1,490	79
Steel Dynamics, Inc.	4,335	51

		253

Telecommunication Services—0.7%
*tw telecom, Inc.	1,435	37

Total Common Stocks—96.0% (cost $4,525)		4,781

Repurchase Agreement
Fixed Income Clearing Corporation, 0.100% dated 6/29/12, due 7/2/12, repurchase price $271, collateralized by FNMA, 5.000%, due 4/15/15	$271	271

Total Repurchase Agreement—5.4% (cost $271)		271

Total Investments—101.4% (cost $4,796)		5,052
Liabilities, plus cash and other assets—(1.4)%		(72)

Net assets—100.0%		$4,980

See accompanying Notes to Portfolio of Investments.

June 30, 2012	William Blair Funds 75

Chad M. Kilmer

Mark T. Leslie

David S. Mitchell

SMALL-MID CAP VALUE FUND

The Small-Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Small-Mid Cap Fund posted a 4.59% increase on a total return basis (Class N Shares) during the six month period ended June 30, 2012. By comparison, the Fund’s benchmark the Russell 2500® Value rose 8.15%.

After a nearly 30% advance over the previous two quarters, U.S. equities corrected in the second quarter. Strong first quarter returns primarily were driven by improving economic data points on employment, housing and overall industrial production. However, in the second quarter, investors refocused their attention on negative headline news from Europe. While news from Greece continued in earnest, the elevated fear in the market revolved around more substantial European countries, with particular emphasis on stabilizing the Spanish banking system and its impact on Spanish government borrowing capacity. At the highest level, investors grappled with the region’s ability to preserve the single-currency bloc.

The slowdown was felt worldwide; China’s growth has notably decelerated, joined by other emerging economies, due in part to developed nations’ decreased demand for exports. In the end, the U.S. was not immune. U.S. companies with direct business exposure to these regions, combined with declining U.S. business confidence due to the barrage of negative global headlines, translated into slowing business investment and worsening economic data at home. There was a string of disappointing data points: Employment growth slowed significantly from earlier this year, consumer confidence declined, and manufacturing activity slowed.

Broadly speaking, investors gravitated to stocks of companies with less economic sensitivity. For the second quarter, defensive sectors held up better than cyclical sectors, with Utilities (+4.74%) and Consumer Staples (+3.18%) outperforming the overall small-mid cap value market, and Health Care (-3.01%) performing in-line with the market. The only other sector to outperform was Financials (+0.08%), driven primarily by Real Estate Investment Trust (REITs) (+3.96%), which make up roughly 12% of the benchmark and approximately 35% of the sector. Sectors that derive higher proportions of revenues from non-U.S. markets were hit due to the uncertainty in Europe, with Information Technology and Materials being the sectors in the Russell 2500® Value Index that have the highest percentage of foreign sales. Also, while quality rebounded somewhat relative to its first quarter performance, companies with the lowest ROIC (Return on Invested Capital) outperformed the market, while higher-ROIC companies lagged. Low quality outperformance is even more striking from a year-to-date perspective.

Year-to-date, the Fund gained 4.59%, trailing its benchmark, the Russell 2500® Value Index, which rose 8.15%. The Fund’s underperformance year-to-date resulted from a style headwind coupled with negative stock selection. The Fund typically has a higher quality bias than the benchmark and tends to lag benchmark returns when low quality outperforms; this was definitely the case during the first half of the year. Looking at stock selection, investments within Energy (Key Energy Services Inc. and SM Energy Co.) and Financials (People’s United Financial Inc. and Meadowbrook Insurance Group Inc.) detracted from relative returns. The effect was moderated by investments in Consumer Discretionary (Pep Boys- Manny Moe & Jack and Wyndham Worldwide Corp.) and Industrials (G&K Services, Inc.).

Relative performance for the quarter has a similar narrative. Style headwinds negatively impacted our excess returns, as did stock selection. Stock selection within Energy detracted from relative returns, pulled down by Key Energy Services Inc., SM Energy Co., and

76 Semi-Annual Report	June 30, 2012

Magnum Hunter Resources Co. Partially offsetting these negatives, stock selection in Industrials (G&K Services, Inc.) and Telecommunication Services (tw telecom inc.) contributed to the Fund’s relative performance.

While the recovery works to regain traction, there are a few positive developments to highlight: the stubborn housing market finally seems to be reversing course, with positive data on home prices and sales trends. Gas prices have come in from their April highs, although savings at the pump have yet to translate into higher confidence among consumers. Improving loan demand and banks’ willingness to lend are encouraging trends as well. Regarding the stock market specifically, while fundamentals are at a critical juncture given the current pause in business confidence, valuations appear attractive, coming in below historical averages.

Today’s unresolved issues make for a cloudy outlook as the world waits to see how the next chapter of the euro zone will read. Much attention will be focused on U.S. politics leading up to the November elections, the potential fiscal cliff (expiration of the Bush-era tax cuts, coupled with mandatory federal spending cuts), and the overall state of economic recovery. While this quarter’s market pullback resembles the past two years’ mid-year slumps, the global easing cycle along with a strengthening housing market will hopefully serve as tailwinds unique to 2012.

In the end, while we factor various economic scenarios into our stock picking, we focus our time on constructing the fund from a bottom-up perspective. As always, we remain focused on finding quality companies at discount prices and corporate transformation opportunities. We believe building a fund with these types of companies should produce solid investment results over the long term.

June 30, 2012 William Blair Funds 77

Small-Mid Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2012

	Year To Date	Since Inception(a)
Class N	4.59%	9.30%
Class I	4.69	9.40
Russell 2500® Value Index	8.15	12.69
(a)	For the period from December 15, 2011 (Commencement of Operations) to June 30, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Russell 2500® Value Index consists of Midcap-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

78 Semi-Annual Report	June 30, 2012

Small-Mid Cap Value Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Financials—29.4%
Alexandria Real Estate Equities, Inc.	325	$24
Allied World Assurance Co. Holdings, Ltd.†	225	18
Alterra Capital Holdings, Ltd.†	935	22
Bank of the Ozarks, Inc.	565	17
BioMed Realty Trust, Inc.	1,110	21
Comerica, Inc.	825	25
CVB Financial Corporation	1,060	12
East West Bancorp, Inc.	945	22
EastGroup Properties, Inc.	330	18
Education Realty Trust, Inc.	1,840	20
*Forest City Enterprises, Inc. Class “A”	1,315	19
Hancock Holding Co.	664	20
Highwoods Properties, Inc.	605	20
LaSalle Hotel Properties	705	21
Mid-America Apartment Communities, Inc.	320	22
*National Financial Partners Corporation	1,245	17
National Retail Properties, Inc.	910	26
Old National Bancorp	2,205	26
PacWest Bancorp	914	22
Pebblebrook Hotel Trust	743	17
People’s United Financial, Inc.	2,740	32
ProAssurance Corporation	260	23
Prosperity Bancshares, Inc.	555	23
Realty Income Corporation	530	22
SL Green Realty Corporation	430	35
Susquehanna Bancshares, Inc.	1,935	20
The Hanover Insurance Group, Inc.	390	15
Unum Group	775	15
Validus Holdings, Ltd.†	845	27
Webster Financial Corporation	1,210	26
*Western Alliance Bancorp	2,045	19

		666

Industrials—15.5%
Belden, Inc.	805	27
Cubic Corporation	375	18
EMCOR Group, Inc.	925	26
ESCO Technologies, Inc.	770	28
G&K Services, Inc.	650	20
Hubbell, Inc. Class “B”	385	30
Interface, Inc.	1,195	16
*Moog, Inc.	715	29
Pall Corporation	490	27
*Polypore International, Inc.	590	24
Quanex Building Products Corporation	1,070	19
Robbins & Myers, Inc.	625	26
Snap-On, Inc.	335	21
TAL International Group, Inc.	465	16
*Tetra Tech, Inc.	919	24

		351

Consumer Discretionary—13.3%
Autoliv, Inc.	365	20
Chico’s FAS, Inc.	1,425	21
Core-Mark Holding Co., Inc.	280	13
H&R Block, Inc.	1,145	18
Matthews International Corporation	750	24
Meredith Corporation	755	24
Newell Rubbermaid, Inc.	1,260	23
Pier 1 Imports, Inc.	1,565	26

Common Stocks—(continued)
Consumer Discretionary—(continued)
*Pinnacle Entertainment, Inc.	2,135	$20
Regis Corporation	1,255	23
*The Children’s Place Retail Stores, Inc.	395	20
The Men’s Wearhouse, Inc.	730	21
*WMS Industries, Inc.	960	19
Wyndham Worldwide Corporation	530	28

		300

Information Technology—10.3%
ADTRAN, Inc.	768	23
*Atmel Corporation	2,290	15
*Cadence Design Systems, Inc.	1,030	11
*Digital River, Inc.	785	13
Earthlink, Inc.	3,360	25
*Ingram Micro, Inc. Class “A”	1,200	21
*Integrated Device Technology, Inc.	4,000	22
j2 Global Communications, Inc.	630	17
*Monolithic Power Systems, Inc.	1,233	25
*Parametric Technology Corporation	1,010	21
*Progress Software Corporation	900	19
*VeriSign, Inc.	500	22

		234

Utilities—8.2%
ALLETE, Inc.	525	22
American Water Works Co., Inc.	830	28
Cleco Corporation	640	27
Northwest Natural Gas Co.	435	21
NV Energy, Inc.	1,280	22
Southwest Gas Corporation	620	27
WGL Holdings, Inc.	480	19
Wisconsin Energy Corporation	500	20

		186

Materials—6.6%
Airgas, Inc.	250	21
Carpenter Technology Corporation	270	13
FMC Corporation	460	25
Minerals Technologies, Inc.	265	17
PolyOne Corporation	1,210	17
*RTI International Metals, Inc.	505	11
Sensient Technologies Corporation	420	15
Silgan Holdings, Inc.	485	21
Steel Dynamics, Inc.	770	9

		149

Energy—5.7%
Berry Petroleum Co.	175	7
*Key Energy Services, Inc.	1,825	14
*Magnum Hunter Resources Corporation	3,266	14
*Northern Oil and Gas, Inc.	760	12
*Rowan Cos. plc Class “A”†	715	23
SM Energy Co.	315	16
*Superior Energy Services, Inc.	800	16
*Swift Energy Co.	880	16
* TETRA Technologies, Inc.	1,575	11

		129

Health Care—5.3%
CONMED Corporation	480	13
*Greatbatch, Inc.	540	12

See accompanying Notes to Portfolio of Investments.

June 30, 2012	William Blair Funds 79

Small-Mid Cap Value Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)
Health Care—(continued)
*HealthSouth Corporation	730	$17
Hill-Rom Holdings, Inc.	635	20
*Magellan Health Services, Inc.	295	14
*Mednax, Inc.	365	25
*Mettler-Toledo International, Inc.	130	20

		121

Consumer Staples—2.9%
Ingredion, Inc.	565	28
J&J Snack Foods Corporation	260	16
Spartan Stores, Inc.	1,225	22

		66

Telecommunication Services—0.8%
*tw telecom, Inc.	650	17

Total Common Stocks—98.0% (cost $2,067)		2,219
Total Investments—98.0% (cost $2,067)		2,219
Cash and other assets, less liabilities—2.0%		46

Net assets—100.0%		$2,265

† = U.S. listed foreign security

* Non-income producing securities

See accompanying Notes to Portfolio of Investments.

80 Semi-Annual Report	June 30, 2012

Fixed Income Markets Overview

Fixed Income Summary

The global capital markets continued to experience elevated levels of volatility during the first half of 2012 as investors focused on the ongoing European debt crisis. Despite the volatility, global equities have gained year-to-date, with U.S. stocks outperforming their non-U.S. counterparts. U.S. dollar-based, investment-grade fixed income instruments have also gained as interest rates declined to record-low levels as investors continue to flock to high-quality assets.

The European debt crisis took center stage during the second quarter and drove volatility as attention shifted to events in Greece and Spain. Greece held two elections to form a new government during the second quarter after a radical anti-austerity political bloc, the Syriza party, gained popularity and threatened to reverse the country’s austerity progress. Investors assigned an increased probability that Greece could exit the euro amid the uncertainty of the Greek elections. Ultimately, the pro-austerity New Democracy party emerged as the country’s preeminent political party. In Spain, the Spanish banking crisis added volatility as Spanish government officials sought financial aid packages to recapitalize its banks.

Within the U.S., it was revealed that the labor markets continued to show signs of weakness and hampered growth. The market is beginning to show signs of concern over the “fiscal cliff,” which refers to the automatic tax increases and spending cuts scheduled to start in the beginning of 2013 unless politicians agree to a compromise to extend the beginning of the tax increases and spending cuts. Another noteworthy event was the J.P. Morgan trading loss. The trading loss was not meaningful because of its size (initially reported at $2 billion), but it was meaningful because it highlighted the difficulties of monitoring activities at large banking institutions with regulations that seek to curb risk-taking at banks.

The Federal Open Market Committee (FOMC) remained accommodative and continued its unconventional easing programs. The FOMC continued to state that conditions “warrant exceptionally low levels for the federal funds rate at least through late-2014.” At its June 20 meeting, the FOMC announced plans to extend its “Operation Twist” program, which was scheduled to expire on June 30, through the end of the year. The FOMC also announced plans to continue to reinvest principal from its agency MBS portfolio.

Fixed income instruments have gained as investors continue to flock to safe haven assets amid the uncertainties in Europe and the U.S. High yield bonds and emerging market debt have been the strongest-performing segments of the bond market. Corporate bonds and Treasury Inflation-Protected Securities (TIPS) have been the best-performing segment of the investment-grade fixed-income market. The 10-year Treasury note yielded 1.65% at the end of June, 23 basis points lower year-to-date.

June 30, 2012	William Blair Funds 81

Christopher T. Vincent

Paul J. Sularz

BOND FUND

The Bond Fund seeks to outperform the Barclays Capital U.S. Aggregate Bond Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Year-to-date the Fund gained 3.93%, outpacing its benchmark, the Barclay’s Capital U.S. Aggregate Bond Index, which rose 2.37%.

Security selection has been the primary driver of performance year-to-date. Results were particularly strong among the Fund’s corporate bond holdings. The Fund has maintained an overweight exposure to financials that has been additive as investment-grade financials have been strong performers year-to-date. Positioning within the Industrial sector was also additive. Within the Industrials sector, we had exposure to high-yield issuers, and that allocation contributed to results as high-yield issuers have outperformed investment-grade issuers year-to-date.

In addition, security selection within the Fund’s mortgage-backed securities added value year-to-date. The pools owned provided incremental yield over Treasuries and experienced manageable prepayment speeds.

Another factor that affected performance favorably was the Fund’s allocation to longer-dated U.S. TIPS (Treasury Inflation-Protected Securities). These positions benefitted as interest rates declined and Treasury instruments benefitted from a global flight to quality.

Sector positioning has impacted performance favorably year-to-date. The William Blair Bond Fund is structured to be underweight to Treasury instruments, which have been the weakest-performing segment of the market, and to be overweight in corporate and mortgage-backed securities, both of which have outperformed Treasuries year-to-date.

Outlook and Positioning

We are positioned neutral on interest rates with the portfolio’s duration in-line with that of the benchmark. We believe that interest rates will remain range-bound at lower levels over the next two years, as the FOMC (Federal Open Market Committee) continues to state that current conditions “warrant exceptionally low levels for the federal funds rate at least through late 2014.”

We are overweight agency mortgage-backed securities. We seek pools with better-than-market convexity characteristics through favoring pools with above-market coupon rates comprised of either low loan balances or seasoned pools and avoiding the generic, current-coupon pools that dominate the Mortgage Index. We view specified pool mortgage-backed securities as a cheap alternative to agency debentures (to which we are underweight).

We are overweight investment-grade corporate bonds, as we believe the sector continues to offer good relative value. Within the sector, we are overweight industrials and financials. We emphasize companies with positive free cash flow and strong and experienced management teams. We believe that certain names in the financial sector offer value, and we are encouraged by the improvement of balance sheets within the sector despite the regulatory issues facing the industry. We hold an allocation to high yield bonds near its 10% maximum. We emphasize higher quality (BB- and B-rated) industrial issuers.

We hold an allocation to TIPS, as we find its embedded option on unexpected inflation to be an appealing feature versus owning nominal Treasury notes.

82 Semi-Annual Report	June 30, 2012

Bond Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2012

	Year To Date	1 year	3 year	5 year	Since Inception(a)
Class N	3.93%	8.49%	8.42%	7.30%	6.81%
Class I	4.03	8.60	8.59	7.46	6.97
Barclays Capital U.S. Aggregate Bond Index	2.37	7.47	6.93	6.79	6.35
(a)	For the period from May 1, 2007 (Commencement of Operations) to June 30, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Capital U.S. Aggregate Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2012. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

June 30, 2012	William Blair Funds 83

Bond Fund

Portfolio of Investments, June 30, 2012 (all amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—42.2%
U.S. Treasury Inflation Indexed Notes/Bonds—7.7%
U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17	$5,881	$6,788
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	8,538	13,795

Total U.S. Treasury Inflation Indexed Notes/Bonds		20,583

U.S. Treasury—1.1%
U.S. Treasury Bond, 3.125%, due 2/15/42	525	564
U.S. Treasury Strip Principal, 0.000%, due 5/15/20	2,575	2,319

Total U.S. Treasury Obligations		2,883

Government National Mortgage Association (GNMA)—3.3%
#344834, 6.250%, due 7/15/13	5	5
#344902, 6.250%, due 3/15/14	6	6
#623162, 6.500%, due 7/15/18	41	46
#616250, 6.000%, due 2/15/24	10	11
#422470, 7.500%, due 3/15/26	1	1
#509405, 7.500%, due 8/15/29	1	1
GNR 2004-2 M5, 4.891%, due 7/16/34	125	138
GNR 2006-67 GB, 4.741%, due 9/16/34, VRN	1,620	1,679
#699118, 6.000%, due 9/15/38	6,152	6,964

Total GNMA Mortgage Obligations		8,851

Federal Home Loan Mortgage Corp. (FHLMC)—8.2%
#G90024, 7.000%, due 1/20/13	3	3
#J14232, 3.500%, due 1/1/21	1,345	1,416
#J16051, 4.500%, due 7/1/26	1,338	1,457
#G01728, 7.500%, due 7/1/32	273	334
#C01385, 6.500%, due 8/1/32	278	316
#C01623, 5.500%, due 9/1/33	409	449
#A15039, 5.500%, due 10/1/33	7	8
#G01843, 6.000%, due 6/1/35	77	87
#G02141, 6.000%, due 3/1/36	1,573	1,756
#A62179, 6.000%, due 6/1/37	818	914
#A63539, 6.000%, due 7/1/37	1,035	1,156
#A62858, 6.500%, due 7/1/37	558	631
#G03170, 6.500%, due 8/1/37	1,275	1,441
#A66843, 6.500%, due 10/1/37	1,919	2,188
#A78138, 5.500%, due 6/1/38	1,147	1,279
#G04544, 6.000%, due 8/1/38	3,614	4,010
#A81799, 6.500%, due 9/1/38	2,334	2,661
#C03665, 9.000%, due 4/1/41	1,672	2,080

Total FHLMC Mortgage Obligations		22,186

Federal National Mortgage Association (FNMA)—21.9%
#124947, 7.000%, due 7/1/13	1	1
#576553, 8.000%, due 2/1/16	10	11
#580793, 6.000%, due 4/1/16	2	2
#624506, 6.000%, due 1/1/17	2	3

U.S. Government and U.S. Government Agency—42.2%—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#679247, 7.000%, due 8/1/17	$9	$10
#689612, 5.000%, due 5/1/18	263	287
#695910, 5.000%, due 5/1/18	551	602
#697593, 5.000%, due 5/1/18	479	523
#770395, 5.000%, due 4/1/19	9	10
#745735, 5.000%, due 3/1/21	600	653
#900725, 6.000%, due 8/1/21	137	151
#893325, 7.000%, due 9/1/21	9	10
#AA2924, 4.500%, due 4/1/24	920	1,010
#AD8164, 4.000%, due 8/1/25	63	69
#255956, 5.500%, due 10/1/25	62	68
#AB2256, 3.500%, due 2/1/26	1,294	1,394
#890329, 4.000%, due 4/1/26	518	562
#AI9811, 4.500%, due 8/1/26	550	604
#AH9564, 3.500%, due 9/1/26	1,126	1,213
#AJ8149, 3.500%, due 12/1/26	1,358	1,462
#AB4818, 4.000%, due 4/1/27	1,274	1,390
#252925, 7.500%, due 12/1/29	3	3
#535977, 6.500%, due 4/1/31	24	28
#253907, 7.000%, due 7/1/31	4	5
#587849, 6.500%, due 11/1/31	35	40
#545437, 7.000%, due 2/1/32	139	162
#545759, 6.500%, due 7/1/32	1,511	1,730
#678007, 6.000%, due 9/1/32	27	30
#254548, 5.500%, due 12/1/32	68	75
#684601, 6.000%, due 3/1/33	1,479	1,665
#708993, 5.000%, due 6/1/33	86	96
#190340, 5.000%, due 9/1/33	218	237
#254868, 5.000%, due 9/1/33	22	24
#739243, 6.000%, due 9/1/33	1,653	1,861
#739331, 6.000%, due 9/1/33	787	886
#555800, 5.500%, due 10/1/33	237	261
#555946, 5.500%, due 11/1/33	715	800
#756153, 5.500%, due 11/1/33	1,739	1,932
#725017, 5.500%, due 12/1/33	83	93
#725205, 5.000%, due 3/1/34	2,779	3,024
#725232, 5.000%, due 3/1/34	3,010	3,275
#725238, 5.000%, due 3/1/34	1,042	1,134
#763798, 5.500%, due 3/1/34	322	358
#725611, 5.500%, due 6/1/34	357	393
#783786, 5.500%, due 7/1/34	294	329
#786546, 6.000%, due 7/1/34	734	825
#787816, 6.000%, due 7/1/34	769	865
#190353, 5.000%, due 8/1/34	322	350
#794474, 6.000%, due 10/1/34	159	179
#745092, 6.500%, due 7/1/35	1,054	1,206
#357944, 6.000%, due 9/1/35	89	100
#829306, 6.000%, due 9/1/35	1,197	1,340
#836140, 5.500%, due 10/1/35	118	132
#843487, 6.000%, due 10/1/35	225	252
#849191, 6.000%, due 1/1/36	491	550
#848782, 6.500%, due 1/1/36	661	750
#745349, 6.500%, due 2/1/36	922	1,054
#888305, 7.000%, due 3/1/36	25	29
#895637, 6.500%, due 5/1/36	375	426
#831540, 6.000%, due 6/1/36	139	155
#745802, 6.000%, due 7/1/36	496	555

See accompanying Notes to Portfolio of Investments.

84 Semi-Annual Report	June 30, 2012

Bond Fund

Portfolio of Investments, June 30, 2012 (all amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value
U.S. Government and U.S. Government Agency—42.2%—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#886220, 6.000%, due 7/1/36		$1,071	$1,199
#893318, 6.500%, due 8/1/36		182	207
#902974, 6.000%, due 12/1/36		1,078	1,202
#909480, 6.000%, due 2/1/37		1,061	1,188
#938440, 6.000%, due 7/1/37		504	562
#928561, 6.000%, due 8/1/37		595	666
#948689, 6.000%, due 8/1/37		1,084	1,206
#946646, 6.000%, due 9/1/37		302	338
#888967, 6.000%, due 12/1/37		2,010	2,250
#889385, 6.000%, due 2/1/38		637	713
#962058, 6.500%, due 3/1/38		4,014	4,598
#934006, 6.500%, due 9/1/38		1,367	1,566
#986856, 6.500%, due 9/1/38		1,075	1,221
#991911, 7.000%, due 11/1/38		801	916
#931492, 6.000%, due 7/1/39		341	382
#AA6898, 6.000%, due 7/1/39		1,769	1,980
#AL0913, 6.000%, due 7/1/41		1,250	1,393

Total FNMA Mortgage Obligations			58,831

Non-Agency Mortgage-Backed Obligations—0.2%
First Plus Home Loan Trust, 1997-4, Tranche M1, 7.640%, 9/11/23§**	D	199	167
First Horizon Asset Securities, Inc., 2004-AR4, Tranche 3A1, 2.660%, 8/25/34, VRN	AA	400	368

Total Non-Agency Mortgage-Backed Obligations			535

Asset-Backed Securities—3.0%
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-1A, Tranche A, 9.310%, 10/20/13	Aa1	1,500	1,522
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A1, 4.260%, 3/25/14	Aaa	2,280	2,321
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A2, 5.290%, 3/25/16	Aaa	600	659
Avis Budget Rental Car Funding AESOP LLC—144A, 2010-3A, Tranche A, 4.640%, 5/20/16	Aaa	100	108
Centre Point Funding LLC—144A, 2010-1A, Tranche 1, 5.430%, 7/20/16	A2	2,274	2,383
Sierra Receivables Funding Co. LLC—144A, 2011-1A, Tranche A, 3.350%, 4/20/26	A	1,129	1,141

Total Asset-Backed Securities			8,134

Corporate Obligations—52.9%
Yum! Brands, Inc., 6.250%, due 4/15/16	BBB	1,400	1,615
Corporate Obligations—(continued)
Supervalu, Inc., 8.000%, due 5/1/16	B	$1,550	$1,569
Ford Motor Credit Co. LLC—144A, 3.984%, due 6/15/16	Baa3	2,000	2,060
Petrobras International Finance Co., 6.125%, due 10/6/16	A3	1,400	1,566
Ally Financial, Inc., 5.500%, due 2/15/17	BB-	1,788	1,816
American International Group, Inc., 3.800%, due 3/22/17	A-	2,375	2,421
Penske Truck Leasing Co. L.P.—144A, 3.750%, due 5/11/17	BBB+	2,000	2,016
ERP Operating L.P., 5.750%, due 6/15/17	BBB+	2,075	2,394
JPMorgan Chase & Co., 6.125%, due 6/27/17	A	600	668
American Express Co., 6.150%, due 8/28/17	A+	2,050	2,429
Capital One Financial Corporation, 6.750%, due 9/15/17	A-	1,900	2,254
Exelon Generation Co. LLC, 6.200%, due 10/1/17	Baa1	1,160	1,337
Toll Brothers Finance Corporation, 8.910%, due 10/15/17	BBB-	1,050	1,291
Motorola Solutions, Inc., 6.000%, due 11/15/17	BBB	2,050	2,328
Triumph Group, Inc., 8.000%, due 11/15/17	B+	1,550	1,689
Kohl’s Corporation, 6.250%, due 12/15/17	BBB+	1,000	1,200
Cemex S.A.B. de C.V.—144A, 9.000%, due 1/11/18	B+	1,000	893
American Tower Corporation, 4.500%, due 1/15/18	Baa3	1,200	1,268
Morgan Stanley, 6.625%, due 4/1/18	A	2,575	2,692
General Electric Capital Corporation, 5.625%, due 5/1/18	AA+	1,275	1,466
Simon Property Group L.P., 6.125%, due 5/30/18	A-	1,800	2,130
Petrohawk Energy Corporation, 7.250%, due 8/15/18	A	1,050	1,181
Merrill Lynch & Co., Inc., 6.875%, due 11/15/18	A	1,100	1,232
CSX Corporation, 7.375%, due 2/1/19	BBB	870	1,110
BHP Billiton Finance USA, Ltd., 6.500%, due 4/1/19	A+	1,300	1,655
Owens Corning, 9.000%, due 6/15/19	BBB-	1,050	1,309
Discovery Communications LLC, 5.625%, due 8/15/19	BBB	550	644
Roper Industries, Inc., 6.250%, due 9/1/19	BBB	1,850	2,202
Republic Services, Inc., 5.500%, due 9/15/19	BBB	1,725	1,996
Boston Properties L.P., 5.875%, due 10/15/19	A-	1,575	1,816
Crown Castle International Corporation, 7.125%, due 11/1/19	BB-	1,550	1,662

See accompanying Notes to Portfolio of Investments.

June 30, 2012	William Blair Funds 85

Bond Fund

Portfolio of Investments, June 30, 2012 (all amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value
Corporate Obligations—(continued)
Toll Brothers Finance Corporation, 6.750%, due 11/1/19	BBB-	$500	$554
Ford Motor Credit Co. LLC, 8.125%, due 1/15/20	Baa3	2,050	2,504
Jarden Corporation, 7.500%, due 1/15/20	B	1,550	1,693
JBS USA LLC—144A, 8.250%, due 2/1/20	BB	1,000	973
Johnson Controls, Inc., 5.000%, due 3/30/20	BBB+	1,675	1,894
The Goldman Sachs Group, Inc., 6.000%, due 6/15/20	A	2,575	2,749
Commonwealth Edison Co., 4.000%, due 8/1/20	A-	1,000	1,112
Citigroup, Inc., 5.375%, due 8/9/20	A	2,050	2,215
Alcoa, Inc., 6.150%, due 8/15/20	BBB-	2,050	2,158
Omnicom Group, Inc., 4.450%, due 8/15/20	BBB+	2,075	2,237
The Goodyear Tire & Rubber Co., 8.250%, due 8/15/20	B+	1,500	1,588
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	A-	1,500	1,741
Progress Energy, Inc., 4.400%, due 1/15/21	BBB	1,675	1,862
Standard Pacific Corporation, 8.375%, due 1/15/21	B	1,750	1,899
Petrobras International Finance Co., 5.375%, due 1/27/21	A3	1,200	1,293
L-3 Communications Corporation, 4.950%, due 2/15/21	BBB-	2,430	2,628
Wyndham Worldwide Corporation, 5.625%, due 3/1/21	BBB-	1,000	1,089
Ball Corporation, 5.750%, due 5/15/21	BB+	1,550	1,666
Energizer Holdings, Inc., 4.700%, due 5/19/21	BBB-	2,050	2,161
Discovery Communications LLC, 4.375%, due 6/15/21	BBB	1,000	1,086
O’Reilly Automotive, Inc., 4.625%, due 9/15/21	BBB	2,275	2,378
Corporation Nacional del Cobre de Chile—144A, 3.875%, due 11/3/21	A1	1,900	1,999
Itau Unibanco Holding S.A.—144A, 6.200%, due 12/21/21	Baa2	2,500	2,600
SABMiller Holdings, Inc.—144A, 3.750%, due 1/15/22	BBB+	2,000	2,127
SLM Corporation, 7.250%, due 1/25/22	BBB-	2,075	2,194
Fresenius Medical Care US Finance II, Inc.—144A, 5.875%, due 1/31/22	BB+	1,000	1,041
Lamar Media Corp.—144A, 5.875%, due 2/1/22	BB-	1,000	1,025
Masco Corporation, 5.950%, due 3/15/22	BBB-	$1,675	$1,724
BE Aerospace, Inc., 5.250%, due 4/1/22	BB	1,550	1,596
Corporate Obligations—(continued)
FMG Resources August 2006 Pty Ltd.—144A, 6.875%, due 4/1/22	BB+	$1,050	$1,058
Pinnacle Entertainment, Inc., 7.750%, due 4/1/22	B	1,315	1,405
Kraft Foods Group, Inc.—144A, 3.500%, due 6/6/22	Baa2	1,900	1,950
Embraer S.A., 5.150%, due 6/15/22	BBB-	2,500	2,566
Comcast Corporation, 3.125%, due 7/15/22	BBB+	1,000	1,005
Continental Airlines 2012-1 Class A Pass Thru Trusts, 4.150%, due 10/11/25	A-	2,375	2,333
The Kroger Co., 8.000%, due 9/15/29	BBB	450	586
Conoco Funding Co., 7.250%, due 10/15/31	A1	450	650
Kohl’s Corporation, 6.000%, due 1/15/33	BBB+	1,065	1,195
Wisconsin Electric Power Co., 5.700%, due 12/1/36	A+	525	667
Comcast Corporation, 6.450%, due 3/15/37	BBB+	650	790
Yum! Brands, Inc., 6.875%, due 11/15/37	BBB	625	828
JPMorgan Chase & Co., 6.400%, due 5/15/38	A+	1,470	1,767
COX Communications, Inc.—144A, 6.950%, due 6/1/38	BBB	370	446
General Electric Capital Corporation, 6.875%, due 1/10/39	AA+	750	968
Abbott Laboratories, 6.000%, due 4/1/39	AA	2,250	2,982
Burlington Northern Santa Fe LLC, 5.750%, due 5/1/40	A3	1,565	1,866
Illinois Tool Works, Inc., 4.875%, due 9/15/41	A1	900	1,025
Union Pacific Corporation, 4.750%, due 9/15/41	A-	1,450	1,573
Aristotle Holding, Inc.—144A, 6.125%, due 11/15/41	BBB+	2,500	3,038
Philip Morris International, Inc., 4.375%, due 11/15/41	A	2,075	2,140
Gilead Sciences, Inc., 5.650%, due 12/1/41	A-	1,775	2,069
Citigroup, Inc., 5.875%, due 1/30/42	A	750	819
Bank of America Corporation, 5.875%, due 2/7/42	A	2,375	2,602
CSX Corporation, 4.750%, due 5/30/42	BBB	1,225	1,263
Odebrecht Finance Ltd.—144A, 7.125%, due 6/26/42	BBB-	$1,000	$995

Total Corporate Obligations			142,281

Total Long-Term Investments—98.3% (cost $247,901)			264,284

See accompanying Notes to Portfolio of Investments.

86 Semi-Annual Report	June 30, 2012

Bond Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

U.S. Government and U.S. Government Agency—42.2%—(continued)

Repurchase Agreement
Fixed Income Clearing Corporation, 0.100% dated 6/29/12, due 7/2/12, repurchase price $3,157, collateralized by FHLB, 3.650%, due 2/24/32	Aaa	$3,157	$3,157

Total Repurchase Agreement—1.2% (cost $3,157)			3,157

Total Investments—99.5% (cost $251,058)			267,441
Cash and other assets, less liabilities—0.5%			1,398

Net assets—100.0%			$268,839

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN = Variable Rate Note

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.06% of the net assets at June 30, 2012.

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.06% of the Fund’s net assets at June 30, 2012.

See accompanying Notes to Portfolio of Investments.

June 30, 2012	William Blair Funds 87

Christopher T. Vincent

INCOME FUND

The Income Fund seeks a high level of current income with relative stability of principal.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Year-to-date, the Fund gained 2.94%, outpacing its benchmark, the Barclay’s Capital U.S. Intermediate Government/Credit Bond Index, which rose 2.10%.

Security selection has been the primary driver of performance year-to-date. Results were particularly strong among the Fund’s corporate bond holdings. The Fund has maintained an overweight exposure to financials that has been additive as investment-grade financials have been strong performers year-to-date. Positioning within the industrial sector was also additive.

In addition, security selection within the Fund’s mortgage-backed securities added value year-to-date. The pools owned provided incremental yield over Treasuries and experienced manageable prepayment speeds.

Another factor that affected performance favorably was the Fund’s allocation to longer-dated U.S. TIPS (Treasury Inflation-Protected Security). These positions benefitted as interest rates declined and Treasury instruments benefitted from a global flight to quality.

Sector positioning has impacted performance favorably year-to-date. The William Blair Income Fund is structured to be underweight to Treasury instruments, which have been the weakest-performing segment of the market, and to be overweight to corporate and mortgage-backed securities, both of which have outperformed Treasuries year-to-date.

Outlook and Positioning

We are positioned underweight on interest rates with the portfolio’s duration shorter than that of its benchmark. We believe that interest rates will remain range-bound at lower levels over the next two years, as the FOMC (Federal Open Market Committee) continues to state that current conditions “warrant exceptionally low levels for the federal funds rate at least through late 2014.”

We are overweight agency mortgage-backed securities. We seek pools with better-than-market convexity characteristics through favoring pools with above-market coupon rates comprised of either low loan balances or seasoned pools and avoiding the generic, current-coupon pools that dominate the Mortgage Index. We view specified pool mortgage-backed securities as a cheap alternative to agency debentures (to which we are underweight).

We are overweight investment-grade corporate bonds, as we believe the sector continues to offer good relative value. Within the sector, we are overweight industrials and financials. We emphasize companies with positive free cash flow and strong and experienced management teams. We believe that certain names in the financial sector offer value, and we are encouraged by the improvement of balance sheets within the sector despite the regulatory issues facing the industry.

We hold an allocation to TIPS, as we find its embedded option on unexpected inflation to be an appealing feature versus owning nominal Treasury notes.

88 Semi-Annual Report	June 30, 2012

Income Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2012

	Year To Date	1 year	3 year	5 year	10 year
Class N	2.94%	5.68%	6.30%	4.37%	3.91%
Class I	3.08	5.95	6.52	4.58	4.10
Barclays Capital Intermediate Government/Credit Bond Index	2.10	5.42	5.81	6.01	5.08

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Capital Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2012. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

June 30, 2012	William Blair Funds 89

Income Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—48.4%
U.S. Treasury Inflation Indexed Notes/Bonds—5.8%
U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17	$3,993	$4,608
U.S. Treasury Inflation Indexed Note, 1.125%, due 1/15/21	2,630	3,026

Total U.S. Treasury Inflation Indexed Notes/Bonds		7,634

U.S. Treasury—0.8%
U.S. Treasury Strip Principal, 0.000%, due 5/15/20	1,185	1,067

Government National Mortgage Association (GNMA)—0.1%
#780405, 9.500%, due 11/15/17	95	102
#357322, 7.000%, due 9/15/23	68	80

Total GNMA Mortgage Obligations		182

Federal Home Loan Mortgage Corp. (FHLMC)—10.2%
#E72924, 7.000%, due 10/1/13	95	95
#E81703, 7.000%, due 5/1/15	148	152
#E81697, 8.000%, due 5/1/15	382	409
#E81908, 8.500%, due 12/1/15	27	28
#J02184, 8.000%, due 4/1/16	233	247
#G90022, 8.000%, due 9/17/16	122	125
#M30028, 5.500%, due 5/1/17	19	20
#E90398, 7.000%, due 5/1/17	399	431
#E96536, 5.000%, due 3/1/18	403	433
#E97112, 4.000%, due 5/1/18	202	218
#B13459, 4.500%, due 4/1/19	131	140
#J14232, 3.500%, due 1/1/21	1,347	1,417
#C67537, 9.500%, due 8/1/21	2	2
#D95621, 6.500%, due 7/1/22	1,395	1,562
#E02913, 5.000%, due 6/1/26	716	770
#J16051, 4.500%, due 7/1/26	2,480	2,700
#A45790, 7.500%, due 5/1/35	241	296
#G02141, 6.000%, due 3/1/36	787	879
#A66843, 6.500%, due 10/1/37	868	990
#A81799, 6.500%, due 9/1/38	1,309	1,492
#C03665, 9.000%, due 4/1/41	811	1,009

Total FHLMC Mortgage Obligations		13,415

Federal National Mortgage Association (FNMA)—31.5%
#254788, 6.500%, due 4/1/13	1	1
#725315, 8.000%, due 5/1/13	11	11
#593561, 9.500%, due 8/1/14	54	57
#567027, 7.000%, due 9/1/14	229	235
#567026, 6.500%, due 10/1/14	156	160
#458124, 7.000%, due 12/15/14	38	40
#576554, 8.000%, due 1/1/16	424	459
#576553, 8.000%, due 2/1/16	606	656
#555747, 8.000%, due 5/1/16	46	49
#735569, 8.000%, due 10/1/16	302	326
#725410, 7.500%, due 4/1/17	130	138
#643217, 6.500%, due 6/1/17	140	152
#679247, 7.000%, due 8/1/17	551	609
#685194, 4.500%, due 3/1/18	707	761
#689334, 5.000%, due 3/1/18	93	101
#695910, 5.000%, due 5/1/18	473	516
#740847, 6.000%, due 10/1/18	329	362
#323501, 6.500%, due 1/1/19	104	117

Issuer	NRSRO Rating	Principal Amount	Value

U.S. Government and U.S. Government Agency—48.4%—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#751313, 5.000%, due 3/1/19		$450	$491
#255358, 5.000%, due 9/1/19		126	137
#852864, 7.000%, due 7/1/20		1,144	1,269
#458147, 10.000%, due 8/15/20		272	313
#835563, 7.000%, due 10/1/20		451	497
#735574, 8.000%, due 3/1/22		277	322
#679253, 6.000%, due 10/1/22		724	795
FNR G93-19 SH, 11.234%, due 4/25/23, VRN		11	15
#982878, 4.500%, due 5/1/23		855	939
#AC5124, 4.000%, due 11/1/24		685	747
#AC6257, 4.000%, due 12/1/24		1,463	1,595
#AD8164, 4.000%, due 8/1/25		839	915
#AE1176, 4.000%, due 8/1/25		864	942
#255956, 5.500%, due 10/1/25		185	203
#AB2256, 3.500%, due 2/1/26		1,294	1,394
#890329, 4.000%, due 4/1/26		1,726	1,875
#AI4872, 4.500%, due 6/1/26		2,052	2,252
#AI9811, 4.500%, due 8/1/26		825	906
#AJ2322, 3.500%, due 10/1/26		942	1,014
#AJ3203, 4.000%, due 10/1/26		1,913	2,086
#AJ8149, 3.500%, due 12/1/26		2,688	2,895
#AJ7724, 4.000%, due 12/1/26		952	1,038
#256639, 5.000%, due 2/1/27		53	58
#AB4818, 4.000%, due 4/1/27		986	1,075
#806458, 8.000%, due 6/1/28		216	265
#880155, 8.500%, due 7/1/29		652	814
#797846, 7.000%, due 3/1/32		734	816
#745519, 8.500%, due 5/1/32		217	272
#654674, 6.500%, due 9/1/32		140	160
#733897, 6.500%, due 12/1/32		269	314
#254693, 5.500%, due 4/1/33		32	35
#555531, 5.500%, due 6/1/33		89	98
#555591, 5.500%, due 7/1/33		54	59
#725231, 5.000%, due 2/1/34		667	726
#725220, 5.000%, due 3/1/34		654	711
#725232, 5.000%, due 3/1/34		649	707
#725238, 5.000%, due 3/1/34		359	390
#725424, 5.500%, due 4/1/34		347	381
#255630, 5.000%, due 3/1/35		40	43
#886220, 6.000%, due 7/1/36		763	854
#928658, 6.500%, due 9/1/37		117	133
#889385, 6.000%, due 2/1/38		1,486	1,664
#962058, 6.500%, due 3/1/38		1,406	1,611
#991911, 7.000%, due 11/1/38		512	585
#AL0913, 6.000%, due 7/1/41		2,084	2,322

Total FNMA Mortgage Obligations			41,483

Non-Agency Mortgage-Backed Obligations—0.8%
First Plus Home Loan Trust, 1997-4, Tranche M1, 7.640%, 9/11/23**§	D	676	566
First Plus Home Loan Trust, 1997-4, Tranche M2, 7.830%, 9/11/23**§	D	143	104

See accompanying Notes to Portfolio of Investments.

90 Semi-Annual Report	June 30, 2012

Income Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Non-Agency Mortgage-Backed Obligations—0.8%—(continued)
First Plus Home Loan Trust, 1998-3, Tranche M2, 7.920%, 5/10/24**§	Caa1	$256	$247
Lehman Structured Securities Corp.—144A, 2004-2, Tranche M1, 2.953%, 2/28/33, VRN§	CCC	331	151

Total Non-Agency Mortgage-Backed Obligations			1,068

Asset-Backed Securities—4.3%
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-1A, Tranche A, 9.310%, 10/20/13	Aa1	833	846
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A1, 4.260%, 3/25/14	Aaa	1,500	1,526
Nissan Auto Receivables Owner Trust, 2012-A, Tranche A2, 0.540%, 10/15/14	Aaa	1,000	1,000
Centre Point Funding LLC—144A, 2010-1A, Tranche 1, 5.430%, 7/20/16	A2	1,164	1,220
Citibank Omni Master Trust—144A, 2009-A14A, Tranche A14, 2.992%, 8/15/18, VRN	Aaa	1,000	1,050

Total Asset-Backed Securities			5,642

Corporate Obligations—44.2%
Bank of America Corporation, 7.375%, due 5/15/14	A	715	769
St. Jude Medical, Inc., 3.750%, due 7/15/14	A	500	526
American International Group, Inc., 3.000%, due 3/20/15	A-	1,000	1,005
The Goldman Sachs Group, Inc., 3.300%, due 5/3/15	A	600	600
General Electric Capital Corporation, 1.625%, due 7/2/15	A1	500	500
PepsiCo, Inc., 2.500%, due 5/10/16	Aa3	700	735
Petrobras International Finance Co., 6.125%, due 10/6/16	A3	1,000	1,118
PACCAR Financial Corporation, 1.600%, due 3/15/17	A+	1,000	1,010
BHP Billiton Finance USA, Ltd., 5.400%, due 3/29/17	A+	1,000	1,169
Penske Truck Leasing Co. L.P.—144A, 3.750%, due 5/11/17	BBB+	500	504
JPMorgan Chase & Co., 6.125%, due 6/27/17	A	1,750	1,948
Kimberly-Clark Corporation, 6.125%, due 8/1/17	A	1,000	1,225
American Express Co., 6.150%, due 8/28/17	A+	1,500	1,777
IBM Corporation, 5.700%, due 9/14/17	AA-	1,750	2,104
Capital One Financial Corporation, 6.750%, due 9/15/17	A-	1,000	1,186

Corporate Obligations—44.2%—(continued)
Motorola Solutions, Inc., 6.000%, due 11/15/17	BBB	$750	$852
Abbott Laboratories, 5.600%, due 11/30/17	AA	500	605
Wells Fargo & Co., 5.625%, due 12/11/17	AA-	750	876
American Tower Corporation, 4.500%, due 1/15/18	Baa3	500	529
Morgan Stanley, 6.625%, due 4/1/18	A	1,250	1,307
General Electric Capital Corporation, 5.625%, due 5/1/18	AA+	1,725	1,983
Philip Morris International, Inc., 5.650%, due 5/16/18	A	1,250	1,510
Simon Property Group L.P., 6.125%, due 5/30/18	A-	1,000	1,183
John Deere Capital Corporation, 5.750%, due 9/10/18	A	900	1,092
Honeywell International, Inc., 5.000%, due 2/15/19	A	1,225	1,457
The Procter & Gamble Co., 4.700%, due 2/15/19	AA-	500	593
Unilever Capital Corporation, 4.800%, due 2/15/19	A+	665	779
Burlington Northern Santa Fe LLC, 4.700%, due 10/1/19	A3	1,000	1,123
Boston Properties L.P., 5.875%, due 10/15/19	A-	1,350	1,556
The Goldman Sachs Group, Inc., 6.000%, due 6/15/20	A	1,250	1,334
Citigroup, Inc., 5.375%, due 8/9/20	A	1,000	1,081
Alcoa, Inc., 6.150%, due 8/15/20	BBB-	1,000	1,053
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	A-	450	522
L-3 Communications Corporation, 4.950%, due 2/15/21	BBB-	1,000	1,081
E.I. du Pont de Nemours & Co., 4.250%, due 4/1/21	A	1,000	1,142
Energizer Holdings, Inc., 4.700%, due 5/19/21	BBB-	750	791
Ford Motor Credit Co. LLC, 5.875%, due 8/2/21	Baa3	750	834
Praxair, Inc., 3.000%, due 9/1/21	A	1,000	1,030
The Coca-Cola Co., 3.300%, due 9/1/21	Aa3	1,000	1,073
O’Reilly Automotive, Inc., 4.625%, due 9/15/21	BBB	700	732
Verizon Communications, Inc., 3.500%, due 11/1/21	A	1,000	1,065
Corporation Nacional del Cobre de Chile—144A, 3.875%, due 11/3/21	A1	1,000	1,052
Aristotle Holding, Inc.—144A, 4.750%, due 11/15/21	BBB+	650	719
Gilead Sciences, Inc., 4.400%, due 12/1/21	A-	1,425	1,573
Itau Unibanco Holding S.A.—144A, 6.200%, due 12/21/21	Baa2	1,000	1,040
McDonald’s Corporation, 2.625%, due 1/15/22	A	1,250	1,273

See accompanying Notes to Portfolio of Investments

June 30, 2012	William Blair Funds 91

Income Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—44.2%—(continued)
SLM Corporation, 7.250%, due 1/25/22	BBB-	$1,000	$1,057
AT&T, Inc., 3.000%, due 2/15/22	A2	1,500	1,524
Masco Corporation, 5.950%, due 3/15/22	BBB-	1,000	1,029
Potomac Electric Power Co., 3.050%, due 4/1/22	A	1,000	1,033
Caterpillar Financial Services Corporation, 2.850%, due 6/1/22	A	1,000	1,004
United Technologies Corporation, 3.100%, due 6/1/22	A	1,000	1,048
BRF—Brasil Foods S.A.—144A, 5.875%, due 6/6/22	BBB-	500	515
Embraer S.A., 5.150%, due 6/15/22	BBB-	1,000	1,026
Union Pacific Corporation, 2.950%, due 1/15/23	A-	1,000	1,003

Total Corporate Obligations			58,255

Total Long-Term Investments—97.7% (cost $123,635)			128,746

Repurchase Agreement
Fixed Income Clearing Corporation, 0.100% dated 6/29/12, due 7/2/12, repurchase price $4,056 collateralized by FHLB, 3.650%, due 2/24/32	Aaa	4,056	4,056

Total Repurchase Agreement—3.1% (cost $4,056)			4,056

Total Investments—100.8% (cost $127,691)			132,802
Liabilities, plus cash and other assets—(0.8)%			(991)

Net assets—100.0%			$131,811

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN = Variable Rate Note

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. These holdings represent 0.70% of the Fund’s net assets at June 30, 2012.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 0.81% of the net assets at June 30, 2012.

See accompanying Notes to Portfolio of Investments.

92 Semi-Annual Report	June 30, 2012

Christopher T. Vincent

Paul J. Sularz

LOW DURATION FUND

The Low Duration Fund seeks to maximize total return. Total return includes both income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Year-to-date, the Fund gained 1.59%, outpacing its benchmark, the Merrill Lynch 1-Year U.S. Treasuries Index, which rose 0.04%.

Security selection results in the mortgage-backed sector had the largest positive impact on performance year-to-date. The majority of the Fund is invested in seasoned agency (Fannie Mae and Freddie Mac) mortgage-backed securities. The pools employed by the Fund experienced manageable prepayment speeds and earned positive returns during the first quarter.

The Fund’s asset-backed securities (ABS) and corporate bonds were also additive to performance. Within both sectors, we emphasize both fixed- and floating-rate securities, all of which were rated “A” or better from a Nationally Recognized Statistical Rating Organization. These securities benefitted from the incremental yield they offer despite an increase in risk spreads during the quarter.

Finally, the Low Duration Fund has benefitted from the reduction in interest rates that has been experienced year-to-date.

Outlook and Positioning

The Low Duration Fund is structured to earn a competitive yield by taking a little more interest rate risk than money market instruments. Duration is managed within a band of 0.5 – 2.0 years, and all securities must carry a credit rating of “A” or better. Most of the securities we employ are amortizing instruments, meaning they make monthly payments of principal and interest; such a cash flow pattern allows for quicker reinvestment if interest rates were to rise.

Our primary emphasis remains in agency mortgage-backed securities. In the Low Duration Fund, we favor both seasoned and newer-vintage higher-coupon, low loan balance, 15-year pools. We believe these securities will generate steady, predictable cash flows and experience slower prepayment speeds in the current lower interest rate environment.

Within the asset-backed sector, we are allocated to short-dated auto and credit card loan receivable pools originated by “Tier 1” issuers. Some of our asset-backed holdings are floating-rate instruments, which help protect principal in a rising interest rate environment.

In the corporate sector, we favor short-dated, high-quality bonds of large, systemically important financial institutions as well as blue-chip industrials.

June 30, 2012	William Blair Funds 93

Low Duration Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2012

	Year To Date	1 year	Since Inception(a)
Class N	1.59%	2.19%	1.77%
Class I	1.67	2.34	1.91
Merrill Lynch 1-Year U.S. Treasury Note Index	0.04	0.26	0.50
(a)	For the period from December 1, 2009 (Commencement of Operations) to June 30, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Merrill Lynch 1-Year U.S. Treasury Note Index is comprised of a single U.S. Treasury Note issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding U.S. Treasury Note that matures closest to, but not beyond one year from the rebalancing date.

This report identifies the Fund’s investments on June 30, 2012. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

94 Semi-Annual Report	June 30, 2012

Low Duration Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—66.2%
U.S. Treasury Inflation Indexed Notes/Bonds—1.0%
U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17	$1,711	$1,975

Government National Mortgage Association (GNMA)—1.5%
#002584, 6.000%, due 4/20/13	14	15
#623159, 5.000%, due 11/15/13	50	54
#628400, 6.000%, due 11/15/13	74	76
#002682, 6.500%, due 11/20/13	26	28
#623182, 5.000%, due 12/15/13	66	72
#781010, 6.500%, due 4/15/14	46	48
#002761, 6.000%, due 5/20/14	32	35
#002787, 5.500%, due 7/20/14	5	5
#781275, 6.000%, due 10/15/14	123	128
GNR 2011-24 VA, 3.500%, due 2/20/16	1,427	1,513
#561031, 5.500%, due 9/15/16	227	248
#003180, 6.000%, due 1/20/17	33	36
#781567, 5.000%, due 2/15/18	86	92
#606406, 5.000%, due 4/15/18	118	129
#003438, 4.500%, due 9/20/18	209	227
#003465, 4.500%, due 11/20/18	70	75

Total GNMA Mortgage Obligations		2,781

Federal Home Loan Mortgage Corp. (FHLMC)—19.5%
#M80982, 5.000%, due 7/1/12	98	100
#B18053, 5.000%, due 3/1/15	46	48
#G11885, 5.000%, due 1/1/16	155	166
#E86134, 5.000%, due 11/1/16	175	187
#E96536, 5.000%, due 3/1/18	251	270
#E95355, 5.000%, due 4/1/18	338	363
#E01377, 4.500%, due 5/1/18	329	349
#G11618, 4.500%, due 5/1/18	1,508	1,614
#E96700, 5.000%, due 5/1/18	925	994
#E96962, 4.000%, due 6/1/18	161	174
#E01411, 5.000%, due 7/1/18	171	183
#G12024, 4.500%, due 8/1/18	431	461
#E99963, 4.500%, due 10/1/18	101	108
#E01488, 5.000%, due 10/1/18	375	401
#E99895, 5.000%, due 10/1/18	762	818
#G12093, 4.500%, due 12/1/18	465	497
#B11386, 5.000%, due 12/1/18	155	167
#B11362, 5.500%, due 12/1/18	24	26
#G13367, 5.500%, due 12/1/18	125	136
#E01545, 5.000%, due 1/1/19	211	225
#B12826, 4.500%, due 3/1/19	754	811
#G11766, 5.000%, due 3/1/19	151	162
#G18001, 4.500%, due 7/1/19	209	223
#G11596, 5.500%, due 8/1/19	186	203
#B16291, 5.000%, due 9/1/19	1,118	1,201
#G11605, 5.500%, due 9/1/19	94	103
#B17142, 4.500%, due 11/1/19	1,509	1,635
#G18045, 5.000%, due 3/1/20	165	177
#B19078, 5.000%, due 4/1/20	113	121
#G18048, 5.000%, due 4/1/20	110	118
#J08152, 5.000%, due 5/1/20	129	139
#G11720, 4.500%, due 8/1/20	35	37
#G12394, 5.000%, due 5/1/21	208	224
#G13296, 5.000%, due 5/1/21	564	606
#G12113, 5.500%, due 5/1/21	289	316
#G12286, 5.000%, due 7/1/21	113	121

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—66.2%—(continued)
Federal Home Loan Mortgage Corp. (FHLMC)—(continued)
#E02322, 5.500%, due 5/1/22	$77	$84
#J06484, 5.500%, due 11/1/22	664	724
#C00351, 8.000%, due 7/1/24	120	144
#G13695, 4.000%, due 9/1/24	1,682	1,823
#G00363, 8.000%, due 6/1/25	155	187
#C80329, 8.000%, due 8/1/25	36	44
#J13022, 4.000%, due 9/1/25	3,141	3,406
#G14150, 4.500%, due 4/1/26	3,403	3,706
#E02912, 5.000%, due 6/1/26	1,541	1,664
#E02913, 5.000%, due 6/1/26	1,364	1,468
#J16051, 4.500%, due 7/1/26	4,595	5,003
#G04424, 6.000%, due 6/1/38	278	309
#G04778, 6.000%, due 7/1/38	256	286
#A81372, 6.000%, due 8/1/38	132	146
#G04544, 6.000%, due 8/1/38	1,807	2,005
#G04687, 6.000%, due 9/1/38	373	416
#G04745, 6.000%, due 9/1/38	207	230
#A81799, 6.500%, due 9/1/38	1,229	1,401

Total FHLMC Mortgage Obligations		36,530

Federal National Mortgage Association (FNMA)—44.2%
#256224, 5.500%, due 4/1/16	29	31
#256559, 5.500%, due 1/1/17	15	17
#256606, 5.500%, due 2/1/17	20	22
#256646, 5.500%, due 3/1/17	15	17
#545898, 5.500%, due 9/1/17	460	501
#545899, 5.500%, due 9/1/17	521	568
#555029, 5.000%, due 11/1/17	65	70
#257067, 5.000%, due 1/1/18	72	78
#663692, 5.000%, due 1/1/18	219	237
#674713, 5.000%, due 1/1/18	15	16
#679305, 5.000%, due 1/1/18	69	75
#254591, 5.500%, due 1/1/18	347	377
#678938, 5.500%, due 2/1/18	35	37
#683100, 5.500%, due 2/1/18	453	496
#254684, 5.000%, due 3/1/18	24	26
#675717, 5.000%, due 3/1/18	299	324
#681361, 5.000%, due 3/1/18	113	122
#656564, 5.000%, due 4/1/18	1,614	1,748
#696677, 5.000%, due 4/1/18	108	117
#702888, 5.000%, due 4/1/18	171	185
#695838, 5.500%, due 4/1/18	99	109
#254721, 5.000%, due 5/1/18	268	291
#697593, 5.000%, due 5/1/18	255	279
#702332, 5.000%, due 5/1/18	58	63
#704049, 5.500%, due 5/1/18	962	1,054
#735357, 5.500%, due 5/1/18	1,383	1,515
#656573, 5.000%, due 6/1/18	267	292
#709848, 5.000%, due 6/1/18	222	243
#735003, 5.500%, due 7/1/18	1,501	1,645
#711991, 5.000%, due 8/1/18	202	221
#743183, 5.000%, due 10/1/18	93	102
#749596, 5.000%, due 11/1/18	331	361
#745237, 5.000%, due 12/1/18	72	78
#761267, 4.500%, due 2/1/19	771	846
#255079, 5.000%, due 2/1/19	62	67
#766276, 5.000%, due 3/1/19	503	547
#779363, 5.000%, due 6/1/19	102	112

See accompanying Notes to Portfolio of Investments.

June 30, 2012	William Blair Funds 95

Low Duration Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

U.S. Government and U.S. Government Agency—66.2%—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#785259, 5.000%, due 8/1/19		$392	$427
#725953, 5.000%, due 10/1/19		116	127
#735401, 5.500%, due 3/1/20		274	299
#879607, 5.500%, due 4/1/21		138	151
#880993, 6.000%, due 1/1/22		41	45
#972934, 5.500%, due 2/1/23		432	473
#982878, 4.500%, due 5/1/23		710	779
#254908, 5.000%, due 9/1/23		84	91
#255165, 4.500%, due 3/1/24		109	119
#934808, 4.500%, due 3/1/24		134	147
#AA4519, 4.500%, due 3/1/24		2,474	2,715
#AA5028, 4.500%, due 4/1/24		583	639
#190988, 9.000%, due 6/1/24		181	212
#AC1520, 4.000%, due 9/1/24		189	205
#AC5124, 4.000%, due 11/1/24		1,370	1,494
#AC6600, 4.500%, due 11/1/24		101	111
#AC6257, 4.000%, due 12/1/24		1,414	1,541
#AC8857, 4.500%, due 12/1/24		93	101
#AC9560, 5.000%, due 1/1/25		4,259	4,652
#932449, 4.000%, due 2/1/25		582	635
#AD0855, 4.000%, due 3/1/25		300	325
#932723, 4.000%, due 4/1/25		693	756
#935995, 4.000%, due 6/1/25		214	233
#AD4677, 4.000%, due 6/1/25		2,287	2,494
#AD8164, 4.000%, due 8/1/25		2,601	2,836
#AE1176, 4.000%, due 8/1/25		972	1,060
#AB1459, 4.000%, due 9/1/25		389	424
#AH2671, 4.000%, due 1/1/26		1,745	1,903
#890329, 4.000%, due 4/1/26		1,726	1,875
#AI4856, 4.500%, due 6/1/26		2,111	2,317
#AI9811, 4.500%, due 8/1/26		3,082	3,382
#AH9564, 3.500%, due 9/1/26		4,233	4,558
#AB3497, 4.000%, due 9/1/26		2,065	2,243
#AB3608, 3.500%, due 10/1/26		3,703	3,988
#AI7363, 3.500%, due 10/1/26		1,260	1,356
#AJ2322, 3.500%, due 10/1/26		2,903	3,126
#AB3975, 3.500%, due 12/1/26		1,135	1,223
#AJ8149, 3.500%, due 12/1/26		3,301	3,555
#AJ7724, 4.000%, due 12/1/26		2,570	2,802
#AK2768, 3.500%, due 3/1/27		3,009	3,240
#AK7384, 4.000%, due 3/1/27		3,465	3,778
#AB4818, 4.000%, due 4/1/27		2,957	3,224
#829306, 6.000%, due 9/1/35		180	202
#889385, 6.000%, due 2/1/38		2,123	2,377
#975649, 6.000%, due 7/1/38		463	516
#935532, 4.500%, due 8/1/39		121	134
#AC6651, 4.500%, due 12/1/39		148	164
#AL0913, 6.000%, due 7/1/41		834	929

Total FNMA Mortgage Obligations			82,872

Asset-Backed Securities—19.1%
American Express Issuance Trust, 2007-2, Tranche A, 0.492%, 7/15/13, VRN	AAA	473	473
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-1A, Tranche A, 9.310%, 10/20/13	Aa1	1,333	1,353

Asset-Backed Securities—19.1%—(continued)
Volkswagen Auto Loan Enhanced Trust, 2010-1, Tranche A3, 1.310%, 1/20/14	AAA	$158	$158
Honda Auto Receivables Owner Trust, 2010-2, Tranche A3, 1.340%, 3/18/14	Aaa	43	43
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A1, 4.260%, 3/25/14	Aaa	1,765	1,797
BMW Vehicle Owner Trust, 2010-A, Tranche A3, 1.390%, 4/25/14	AAA	121	121
Ford Credit Auto Owner Trust, 2010-A, Tranche A3, 1.320%, 6/15/14	AAA	196	197
Capital Auto Receivables Asset Trust, 2008-1, Tranche A4B, 1.592%, 7/15/14, VRN	AAA	73	73
CNH Equipment Trust, 2010-A, Tranche A3, 1.540%, 7/15/14	AAA	70	70
Nissan Auto Receivables Owner Trust, 2010-A, Tranche A3, 0.870%, 7/15/14	Aaa	399	399
Mercedes-Benz Auto Lease Trust—144A, 2011-B, Tranche A3, 1.070%, 8/15/14	Aaa	1,500	1,508
Nissan Auto Receivables Owner Trust, 2009-1, Tranche A3, 5.000%, 9/15/14	AAA	50	50
Nissan Auto Receivables Owner Trust, 2012-A, Tranche A2, 0.540%, 10/15/14	Aaa	1,400	1,400
Nissan Master Owner Trust Receivables—144A, 2010-AA, Tranche A, 1.392%, 1/15/15, VRN	AAA	2,300	2,313
CarMax Auto Owner Trust, 2012-1, Tranche A2, 0.590%, 3/16/15	AAA	1,000	1,000
CNH Equipment Trust, 2010-C, Tranche A3, 1.170%, 5/15/15	AAA	484	486
Harley-Davidson Motorcycle Trust, 2011-2, Tranche A2, 0.710%, 5/15/15	Aaa	1,403	1,405
Discover Card Master Trust, 2007-A2, Tranche A2, 0.808%, 6/15/15, VRN	AAA	292	292
Discover Card Master Trust I, 2005-4, Tranche A2, 0.332%, 6/16/15, VRN	AAA	77	77
FPL Recovery Funding LLC, 2007-A, Tranche A2, 5.044%, 8/1/15	AAA	518	531
Bank of America Credit Card Trust, 2010-A1, Tranche A1, 0.542%, 9/15/15, VRN	AAA	2,000	2,004
Chase Issuance Trust, 2008-A13, Tranche A13, 1.968%, 9/15/15, VRN	AAA	100	102

See accompanying Notes to Portfolio of Investments.

96 Semi-Annual Report	June 30, 2012

Low Duration Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Asset-Backed Securities—19.1%—(continued)
Discover Card Master Trust, 2010-A1, Tranche A1, 0.892%, 9/15/15, VRN	Aaa	$447	$449
USAA Auto Owner Trust, 2010-1, Tranche A4, 2.140%, 9/15/15	AAA	685	693
American Express Credit Account Master Trust, 2010-1, Tranche A, 0.492%, 11/16/15, VRN	AAA	500	501
Honda Auto Receivables Owner Trust, 2012-1, Tranche A3, 0.770%, 1/15/16	AAA	1,000	1,001
Ford Credit Floorplan Master Owner Trust, 2011-1, Tranche A2, 0.842%, 2/15/16, VRN	AAA	1,000	1,005
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A2, 5.290%, 3/25/16	Aaa	2,350	2,580
Ally Master Owner Trust, 2011-3, Tranche A1, 0.872%, 5/15/16, VRN	Aaa	1,100	1,103
CNH Equipment Trust, 2010-C, Tranche A4, 1.750%, 5/16/16	AAA	60	61
Avis Budget Rental Car Funding AESOP LLC—144A, 2010-3A, Tranche A, 4.640%, 5/20/16	Aaa	1,400	1,514
Centre Point Funding LLC—144A, 2010-1A, Tranche 1, 5.430%, 7/20/16	A2	1,589	1,665
CNH Equipment Trust, 2011-B, Tranche A3, 0.910%, 8/15/16	AAA	500	501
Discover Card Master Trust, 2011-A1, Tranche A1, 0.592%, 8/15/16, VRN	Aaa	1,400	1,406
Enterprise Fleet Financing LLC—144A, 2011-2, Tranche A2, 1.430%, 10/20/16	AAA	1,780	1,785
GE Capital Credit Card Master Note Trust, 2011-1, Tranche A, 0.792%, 1/15/17, VRN	Aaa	500	503
GE Dealer Floorplan Master Note Trust, 2012-1, Tranche A, 0.814%, 2/20/17, VRN	Aaa	1,000	1,002
Discover Card Master Trust, 2010-A2, Tranche A2, 0.822%, 3/15/18, VRN	AAA	350	354
Citibank Omni Master Trust—144A, 2009-A14A, Tranche A14, 2.992%, 8/15/18, VRN	Aaa	2,000	2,100
Capital One Multi-Asset Execution Trust, 2007-A2, Tranche A2, 0.322%, 12/16/19, VRN	AAA	215	211

Asset-Backed Securities—19.1%—(continued)
MBNA Credit Card Master Note Trust, 2004-A3, Tranche A3, 0.502%, 8/16/21, VRN	AAA	$475	$468
Sierra Receivables Funding Co. LLC—144A, 2011-1A, Tranche A, 3.350%, 4/20/26	A	941	951

Total Asset-Backed Securities			35,705

Corporate Obligations—10.7%
JPMorgan Chase & Co., 1.266%, due 1/24/14, VRN	A+	1,000	1,003
Morgan Stanley, 2.066%, due 1/24/14, VRN	A	1,000	972
Bank of America Corporation, 1.886%, due 1/30/14, VRN	A	1,000	990
Citigroup, Inc., 1.391%, due 4/1/14, VRN	A	1,000	984
Morgan Stanley, 6.000%, due 5/13/14	A	1,000	1,036
The Goldman Sachs Group, Inc., 0.969%, due 1/12/15, VRN	A	1,000	943
General Dynamics Corporation, 1.375%, due 1/15/15	A	1,000	1,014
The Goldman Sachs Group, Inc., 5.125%, due 1/15/15	A	1,000	1,044
AT&T, Inc., 0.875%, due 2/13/15	A2	1,000	999
Wells Fargo & Co., 1.250%, due 2/13/15	AA-	2,250	2,247
Toyota Motor Credit Corporation, 1.000%, due 2/17/15	AA-	1,000	1,001
The Bank of New York Mellon Corporation, 1.200%, due 2/20/15	Aa3	1,000	1,005
American International Group, Inc., 3.000%, due 3/20/15	A-	1,150	1,156
JPMorgan Chase & Co., 1.875%, due 3/20/15	A+	1,300	1,299
The Goldman Sachs Group, Inc., 3.300%, due 5/3/15	A	800	800
Citigroup, Inc., 4.700%, due 5/29/15	A	1,100	1,148
John Deere Capital Corporation, 0.950%, due 6/29/15	A	1,000	1,002
General Electric Capital Corporation, 1.625%, due 7/2/15	A1	1,425	1,424

Total Corporate Obligations			20,067

Total Long-Term Investments—96.0% (cost $178,646)			179,930

See accompanying Notes to Portfolio of Investments.

June 30, 2012	William Blair Funds 97

Low Duration Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.100% dated 6/29/12, due 7/2/12, repurchase price $5,406, collateralized by FHLB, 3.650%, due 2/24/32	Aaa	$5,406	$5,406

Total Repurchase Agreement—2.9% (cost $5,406)			5,406

Total Investments—98.9% (cost $184,052)			185,336
Cash and other assets, less liabilities—1.1%			2,078

Net assets—100.0%			$187,414

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN = Variable Rate Note

See accompanying Notes to Portfolio of Investments.

98 Semi-Annual Report	June 30, 2012

Christopher T. Vincent

Kathleen M. Lynch

READY RESERVES FUND

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

We continue to favor overnight repurchase agreements in an effort to maintain a high degree of overnight liquidity. The Fund is also invested in commercial paper issued by high-quality industrial companies. The Fund continues to maintain a relatively short average maturity. On June 30, 2012, the Fund’s average maturity was 32 days, shorter than the maximum allowable average maturity of 60 days as specified by the SEC’s Rule 2a-7 for money market funds.

As reported in the media, the regulatory debate continues in the money market space regarding whether additional reform is needed for money market funds. The Financial Stability Oversight Council (FSOC), created under the authority of The Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank), continues to put pressure on the SEC to enact more reform on 2a-7 funds beyond the 2010 reforms adopted by the SEC. The money market fund industry and mutual fund advocacy groups are proactively and aggressively arguing that the money market fund reforms implemented in 2010 have made money market funds safer and more liquid.

We understand that the SEC is likely to propose one or a combination of the following additional reforms: (1) floating net asset value, (2) holdback provision on redemptions and/or (3) capital buffers. Any further reform could drastically alter the money market fund industry landscape and could negatively impact the short-term funding markets. Participants are anxious for a resolution but the timing is unclear.

June 30, 2012	William Blair Funds 99

Ready Reserves Fund

Performance Highlights (Unaudited)

The Fund’s 7 day yield on June 30, 2012 was 0.01%.

Average Annual Total Returns—Class N Shares period ended June 30, 2012.

	Year To Date	1 year	3 year	5 year	10 year
Ready Reserves Fund Class N	0.00%	0.01%	0.01%	0.93%	1.61%
AAA Ready Money Market Funds	0.01%	0.01%	0.02%	0.94%	1.57%

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N Shares are available to the general public without a sales load. Total return includes reinvestment of income. Yields fluctuate and are not guaranteed. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The AAA Rated Money Market Funds Average represents the average annual composite performance of all AAA rated First Tier Retail Money Market Funds listed by iMoneyNet data.

This report identifies the Fund’s investments on June 30, 2012. These holdings are subject to change. Not all fixed-income securities in the Fund performed the same, nor is there any guarantee that these fixed-income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total Investments.

100 Semi-Annual Report	June 30, 2012

Ready Reserves Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands)

Issuer	Principal Amount	Amortized Cost

U.S. Government and U.S. Government Agency—7.0%
Federal Home Loan Mortgage Corp. (FHLMC)—2.7%
Federal Home Loan Mortgage Corporation, 1.125%-5.500%, 7/15/12-6/12/13	$34,182	$34,460

Total Federal Home Loan Mortgage Corp. (FHLMC)		34,460

Federal National Mortgage Association (FNMA)—4.3%
Federal National Mortgage Association, 1.125%-4.750%, 7/30/12-11/19/12	55,879	56,229

Total Federal National Mortgage Association (FNMA)		56,229

Corporate Notes—7.0%
Boeing Capital Corporation, 5.800%, 1/15/13	1,733	1,783
Boeing Co. (The), 1.875%, 11/20/12	10,019	10,078
Caterpillar Financial Services Corporation, 2.000%-4.850%, 12/7/12-4/5/13	10,799	10,949
Citigroup Funding, Inc., 2.125%-2.250%, 7/12/12-12/10/12	14,223	14,316
General Electric Capital Corporation, 0.596%, 11/1/12, VRN	2,000	2,001
General Electric Capital Corporation, 3.500%-5.250%, 8/13/12-10/19/12	17,173	17,399
International Business Machines Corporation, 2.100%-4.750%, 11/29/12-5/6/13	6,250	6,349
John Deere Capital Corporation, 4.950%-5.250%, 10/1/12-12/17/12	9,365	9,495
Johnson & Johnson, 5.150%, 8/15/12	1,510	1,519
Merck & Co., Inc., 4.375%, 2/15/13	2,000	2,051
Oracle Corporation, 4.950%, 4/15/13	300	311
PepsiCo, Inc., 4.650%, 2/15/13	1,646	1,690
Praxair, Inc., 1.750%, 11/15/12	250	251
Procter & Gamble Co. (The), 1.375%, 8/1/12	11,606	11,616
Wal-Mart Stores, Inc., 4.250%-4.550%, 4/15/13-5/1/13	1,006	1,040

Total Corporate Notes		90,848

Commercial Paper—68.1%
American Honda Finance Corporation, 0.130%-0.140%, 7/5/12-7/25/12	32,000	31,998
Brown-Forman Corporation, 0.140%-0.180%, 7/9/12-7/25/12	35,500	35,497
Caterpillar Financial Services Corporation, 0.150%-0.250%, 8/27/12-12/5/12	26,000	25,987
Chevron Funding Corporation, 0.070%-0.100%, 7/2/12-7/12/12	39,000	39,000
Coca-Cola Co., 0.100%-0.220%, 7/5/12-10/4/12	44,500	44,489
Colgate Palmolive Co., 0.080%-0.100%, 7/3/12-7/11/12	40,000	40,000
ConocoPhillips, 0.120%-0.140%, 7/9/12-7/13/12	17,000	17,000
Commercial Paper—(continued)
ConocoPhillips Qatar Funding, Ltd., 0.130%-0.140%, 7/23/12-7/30/12	$18,400	$18,397
Deere & Co., 0.140%, 7/3/12	10,000	10,000
EI DuPont, 0.150%-0.210%, 7/2/12-9/12/12	42,200	42,195
General Electric Capital Corporation, 0.050%-0.070%, 7/6/12-7/11/12	25,000	25,000
Illinois Tool Works, Inc., 0.130%-0.140%, 7/2/12-7/18/12	41,826	41,824
John Deere Capital Corporation, 0.140%-0.150%, 7/16/12-7/23/12	19,500	19,497
Kimberly-Clark Corporation, 0.090%-0.110%, 7/9/12-7/13/12	23,458	23,458
Merck & Co., Inc., 0.110%-0.120%, 7/3/12-7/17/12	24,000	24,000
Nestle Capital Corporation, 0.030%, 7/2/12-7/5/12	30,000	30,000
PACCAR Financial Corporation, 0.110%-0.150%, 7/18/12-8/3/12	34,300	34,296
PepsiCo, Inc., 0.100%, 7/9/12-7/26/12	45,000	45,000
Pfizer, Inc., 0.090%-0.110%, 7/17/12-7/25/12	28,000	27,998
Praxair, Inc., 0.110%, 7/10/12-7/16/12	27,000	27,000
Private Export Funding, 0.120%-0.170%, 7/9/12-9/21/12	37,500	37,491
Procter & Gamble Co. (The), 0.120%, 7/6/12	10,000	10,000
Roche Holdings, Inc., 0.120%-0.130%, 7/23/12-8/6/12	40,000	39,995
The Walt Disney Co., 0.120%-0.140%, 7/9/12-8/16/12	27,000	26,998
Toyota Credit de Puerto Rico Corporation, 0.100%, 7/2/12-7/6/12	32,000	32,000
Toyota Motor Credit Corporation, 0.150%, 7/9/12-7/23/12	12,000	11,999
Unilever Capital Corporation, 0.140%-0.330%, 7/31/12-1/17/13	44,750	44,730
United Parcel Service, Inc., 0.010%, 7/2/12-7/6/12	30,000	30,000
Wal-Mart Stores, Inc., 0.090%-0.110%, 7/2/12-7/17/12	44,400	44,400

Total Commercial Paper		880,249

Asset-Backed Commercial Paper—3.5%
Chariot Funding LLC, 0.080%-0.170%, 7/2/12-7/20/12	45,000	44,997

Total Asset-Backed Commercial Paper		44,997

Repurchase Agreements—14.3%
Bank of America, 0.130% dated 6/29/12, due 7/2/12, repurchase price $55,001, collateralized by FHLMC, 4.500%-6.000%, due 3/1/19-9/1/38 and FNMA, 3.500%-5.000%, due 6/1/31-5/1/42	55,000	55,000
Fixed Income Clearing Corporation, 0.100% dated 6/29/12, due 7/2/12, repurchase price $74,457, collateralized by FHLMC, 6.750%, due 3/15/31 and FNMA, 2.700%-7.125%, due 3/28/22-1/15/30	74,456	74,456

See accompanying Notes to Portfolio of Investments.

June 30, 2012	William Blair Funds 101

Ready Reserves Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Amortized Cost

U.S. Government and U.S. Government Agency—7.0% —(continued)
Repurchase Agreements—(continued)
Goldman Sachs, 0.160% dated 6/29/12, due 7/2/12, repurchase price $55,001, Collateralized by FNMA, 4.500%-5.000%, due 4/1/38-12/1/41	$55,000	$55,000

Total Repurchase Agreements		184,456

Total Investments—99.9% (cost $1,291,239)		1,291,239
Cash and other assets, less liabilities—0.1%		1,350

Net assets—100.0%		$1,292,589

Portfolio Weighted Average Maturity		32 days

VRN = Variable Rate Note

See accompanying Notes to Portfolio of Investments.

102 Semi-Annual Report	June 30, 2012

Statements of Assets and Liabilities

June 30, 2012 (dollar amounts in thousands) (unaudited)

	Growth Fund	Large Cap Growth Fund	Small Cap Growth Fund	Mid Cap Growth Fund
Assets
Investments in securities, at cost	$510,576	$21,163	$455,548	$336,944
Investments in affiliated companies, at cost	—	—	23,167	—

Investments in securities, at value	$612,382	$27,068	$513,164	$354,749
Investments in affiliated companies, at value	—	—	1,477	—
Receivable for securities sold	14,144	—	6,971	—
Receivable for fund shares sold	1,485	20	388	1,874
Receivable from Advisor	—	8	73	1
Dividend and interest receivable	295	16	46	74

Total assets	628,306	27,112	522,119	356,698
Liabilities
Payable for investment securities purchased	9,262	80	5,143	3,589
Payable for fund shares redeemed	4,889	—	804	268
Investment advisory fee payable	371	17	449	248
Distribution fee payable	41	1	32	8
Other accrued expenses	180	15	255	18

Total liabilities	14,743	113	6,683	4,131

Net Assets	$613,563	$26,999	$515,436	$352,567

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$51	$3	$23	$28
Capital paid in excess of par value	495,781	23,568	511,890	331,926
Accumulated net investment income (loss)	(1,505)	(12)	(2,784)	(318)
Accumulated net realized gain (loss)	17,430	(2,465)	(29,619)	3,126
Net unrealized appreciation (depreciation) of investments and foreign currencies	101,806	5,905	35,926	17,805

Net Assets	$613,563	$26,999	$515,436	$352,567

Class N Shares
Net Assets	$202,015	$3,840	$161,021	$43,311
Shares Outstanding	17,286,758	497,979	7,324,533	3,470,971
Net Asset Value Per Share	$11.69	$7.71	$21.98	$12.48
Class I Shares
Net Assets	$411,548	$23,159	$354,415	$309,256
Shares Outstanding	33,730,874	2,931,938	15,502,377	24,293,980
Net Asset Value Per Share	$12.20	$7.90	$22.86	$12.73

See accompanying Notes to Financial Statements.

June 30, 2012	William Blair Funds 103

Statements of Operations

for the Period Ended June 30, 2012 (all amounts in thousands) (unaudited)

	Growth Fund	Large Cap Growth Fund	Small Cap Growth Fund		Mid Cap Growth Fund
Investment income
Dividends . .	$1,558	$122	$739		$1,165
Less foreign tax withheld	—	(2)	—		—
Dividend income from affiliated companies	—	—	217		—
Interest	4	—	4		3

Total income	1,562	120	960		1,168
Expenses
Investment advisory fees	2,342	108	3,094		1,289
Distribution fees	265	5	231		49
Custodian fees	12	17	19		23
Transfer agent fees	79	5	51		13
Sub-transfer agent fees
Class N	150	2	149		22
Class I	136	4	362		44
Professional fees	20	10	25		12
Registration fees	20	21	28		21
Shareholder reporting fees	17	1	148		12
Trustee fees	12	1	17		3
Other expenses	14	2	15		3

Total expenses before waiver	3,067	176	4,139		1,491
Expenses waived by the Advisor	—	(44)	(395)		(5)

Net expenses	3,067	132	3,744		1,486

Net investment income (loss)	(1,505)	(12)	(2,784)		(318)
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from investments	14,474	1,024	39,596	(a)	3,715
Change in net unrealized appreciation (depreciation) of investments	38,293	2,016	14,880	(a)	6,699

Net increase (decrease) in net assets resulting from operations	$51,262	$3,028	$51,692		$10,096

(a)	Affiliated companies accounted for $12,069 of the net realized gain on investments and $(7) of the change in net unrealized (depreciation) on investments during the year.

See accompanying Notes to Financial Statements.

104 Semi-Annual Report	June 30, 2012

Statements of Changes in Net Assets

for the Period Ended June 30, 2012 and the Year Ended December 31, 2011 (all amounts in thousands) (unaudited)

	Growth Fund		Large Cap Growth Fund		Small Cap Growth Fund		Mid Cap Growth Fund
	2012	2011	2012	2011	2012	2011	2012	2011
Operations
Net investment income (loss)	$(1,505)	$(886)	$(12)	$21	$(2,784)	$(7,875)	$(318)	$(573)
Net realized gain (loss) on investments	14,474	27,540	1,024	3,351	39,596	27,224	3,715	13,458
Change in net unrealized appreciation (depreciation) on investments	38,293	(38,002)	2,016	(4,038)	14,880	(110,707)	6,699	(12,060)

Net increase (decrease) in net assets resulting from operations	51,262	(11,348)	3,028	(666)	51,692	(91,358)	10,096	825
Distributions to shareholders from
Net investment income	—	(329)	—	(37)	—	—	—	—
Net realized gain	—	(16,081)	—	—	—	—	—	(11,057)

	—	(16,410)	—	(37)	—	—	—	(11,057)
Capital stock transactions
Net proceeds from sale of shares	61,262	134,130	2,144	4,139	51,684	123,447	220,220	88,823
Shares issued in reinvestment of income dividends and capital gain distributions	—	14,916	—	32	—	—	—	10,898
Less cost of shares redeemed	(65,703)	(130,159)	(3,122)	(10,554)	(142,678)	(368,940)	(23,503)	(44,983)

Net increase (decrease) in net assets resulting from capital share transactions	(4,441)	18,887	(978)	(6,383)	(90,994)	(245,493)	196,717	54,738

Increase (decrease) in net assets	46,821	(8,871)	2,050	(7,086)	(39,302)	(336,851)	206,813	44,506
Net assets
Beginning of period	566,742	575,613	24,949	32,035	554,738	891,589	145,754	101,248

End of period	$613,563	$566,742	$26,999	$24,949	$515,436	$554,738	$352,567	$145,754

Undistributed net investment income (loss) at the end of the period	$(1,505)	$—	$(12)	$—	$(2,784)	$—	$(318)	$—

See accompanying Notes to Financial Statements.

June 30, 2012	William Blair Funds 105

Statements of Assets and Liabilities

June 30, 2012 (dollar amounts in thousands) (unaudited)

	Small-Mid Cap Growth Fund	Global Growth Fund	International Growth Fund	International Equity Fund
Assets
Investments in securities, at cost	$315,227	$39,958	$3,099,276	$63,911

Investments in securities, at value	$335,608	$46,683	$3,313,106	$69,107
Foreign currency, at value (cost $—; $5; $3,812; $28)	—	5	3,811	28
Receivable for securities sold	16,948	117	78,764	884
Receivable for fund shares sold	565	3	4,358	—
Receivable from Advisor	66	11	18	14
Dividend and interest receivable	34	91	8,418	130
Unrealized appreciation on forward foreign currency contracts	—	—	19	—

Total assets	353,221	46,910	3,408,494	70,163
Liabilities
Payable for investment securities purchased	14,883	431	77,053	1,259
Payable for fund shares redeemed	95	23	3,452	18
Unrealized depreciation on forward foreign currency contracts	—	—	—	7
Investment advisory fee payable	268	37	2,704	60
Distribution fee payable	9	7	239	1
Other accrued expenses	171	39	1,391	55

Total liabilities	15,426	537	84,839	1,400

Net Assets	$337,795	$46,373	$3,323,655	$68,763

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$24	$5	$163	$6
Capital paid in excess of par value	311,316	56,053	4,202,800	154,367
Accumulated net investment income (loss)	(676)	196	64,383	1,962
Accumulated net realized gain (loss)	6,750	(16,605)	(1,157,795)	(92,756)
Net unrealized appreciation (depreciation) of investments and foreign currencies	20,381	6,724	214,104	5,184

Net Assets	$337,795	$46,373	$3,323,655	$68,763

Class N Shares
Net Assets	$46,690	$4,892	$1,185,288	$6,228
Shares Outstanding	3,420,330	555,954	58,930,526	564,067
Net Asset Value Per Share	$13.65	$8.80	$20.11	$11.04
Class I Shares
Net Assets	$291,105	$41,481	$2,138,367	$62,535
Shares Outstanding	20,800,608	4,712,902	103,862,302	5,596,392
Net Asset Value Per Share	$14.00	$8.80	$20.59	$11.17

See accompanying Notes to Financial Statements.

106 Semi-Annual Report	June 30, 2012

Statements of Operations

for the Period Ended June 30, 2012 (all amounts in thousands) (unaudited)

	Small-Mid Cap Growth Fund	Global Growth Fund	International Growth Fund	International Equity Fund
Investment income
Dividends	$1,137	$541	$64,560	$1,117
Less foreign tax withheld	(3)	(43)	(6,283)	(103)
Interest	4	—	17	1

Total income	1,138	498	58,294	1,015
Expenses
Investment advisory fees	1,592	234	17,294	389
Distribution fees	56	6	1,614	8
Shareholder services fees	—	35	—	—
Custodian fees	20	32	284	46
Transfer agent fees	23	10	204	3
Sub-transfer agent fees
Class N	66	1	884	4
Class I	164	5	1,047	26
Professional fees	11	14	119	18
Registration fees	24	23	53	21
Shareholder reporting fees	8	—	243	—
Trustee fees	5	1	88	3
Other expenses	7	3	68	3

Total expenses before waiver	1,976	364	21,898	521
Expenses waived by the Advisor	(162)	(65)	(38)	(89)

Net expenses	1,814	299	21,860	432

Net investment income (loss)	(676)	199	36,434	583
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments	5,641	1,166	37,905	1,593
Foreign currency transactions	—	(6)	11,330	30

Total net realized gain (loss)	5,641	1,160	49,235	1,623
Change in net unrealized appreciation (depreciation) of:
Investments	3,925	2,307	157,146	1,313
Foreign currency translations	—	(1)	2,141	(5)

Total change in net unrealized appreciation (depreciation)	3,925	2,306	159,287	1,308

Net increase (decrease) in net assets resulting from operations	$8,890	$3,665	$244,956	$3,514

See accompanying Notes to Financial Statements.

June 30, 2012	William Blair Funds 107

Statements of Changes in Net Assets

for the Period Ended June 30, 2012 and the Year Ended December 31, 2011 (all amounts in thousands) (unaudited)

	Small-Mid Cap Growth Fund		Global Growth Fund		International Growth Fund		International Equity Fund
	2012	2011	2012	2011	2012	2011	2012	2011
Operations
Net investment income (loss)	$(676)	$(1,387)	$199	$225	$36,434	$56,294	$583	$1,890
Net realized gain (loss) on investments and foreign currency transactions	5,641	27,339	1,160	4,570	49,235	347,948	1,623	22,846
Change in net unrealized appreciation (depreciation) on investments and foreign currency translation	3,925	(27,537)	2,306	(6,320)	159,287	(971,769)	1,308	(36,134)

Net increase (decrease) in net assets resulting from operations	8,890	(1,585)	3,665	(1,525)	244,956	(567,527)	3,514	(11,398)
Distributions to shareholders from
Net investment income	—	—	—	(174)	—	(6,046)	—	—
Net realized gain	—	(23,013)	—	—	—	—	—	—

	—	(23,013)	—	(174)	—	(6,046)	—	—
Capital stock transactions
Net proceeds from sale of shares	95,971	85,339	2,305	3,738	393,606	756,415	2,160	26,832
Shares issued in reinvestment of income dividends and capital gain distributions	—	20,564	—	166	—	5,030	—	—
Less cost of shares redeemed	(20,663)	(35,773)	(2,171)	(4,508)	(543,809)	(2,041,149)	(12,568)	(117,832)

Net increase (decrease) in net assets resulting from capital share transactions	75,308	70,130	134	(604)	(150,203)	(1,279,704)	(10,408)	(91,000)

Increase (decrease) in net assets	84,198	45,532	3,799	(2,303)	94,753	(1,853,277)	(6,894)	(102,398)
Net assets
Beginning of period	253,597	208,065	42,574	44,877	3,228,902	5,082,179	75,657	178,055

End of period	$337,795	$253,597	$46,373	$42,574	$3,323,655	$3,228,902	$68,763	$75,657

Undistributed net investment income (loss) at the end of the period	$(676)	$—	$196	$(3)	$64,383	$27,949	$1,962	$1,379

See accompanying Notes to Financial Statements.

108 Semi-Annual Report	June 30, 2012

Statements of Assets and Liabilities

June 30, 2012 (dollar amounts in thousands) (unaudited)

	International Small Cap Growth Fund	Emerging Markets Growth Fund	Emerging Leaders Growth Fund	Emerging Markets Small Cap Growth Fund
Assets
Investments in securities, at cost	$607,513	$879,223	$42,440	$6,041

Investments in securities, at value	$648,320	$923,975	$44,688	$6,494
Cash	—	—	—	80
Foreign currency, at value (cost $234; $5,846; $570; $3)	233	5,858	571	3
Receivable for securities sold	1,783	30,628	916	6
Receivable for fund shares sold	1,285	10	—	197
Receivable from Advisor	—	—	21	14
Dividend and interest receivable	1,071	2,228	89	16

Total assets	652,692	962,699	46,285	6,810
Liabilities
Payable for investment securities purchased	1,053	4,394	—	82
Payable for fund shares redeemed	379	258	—	—
Payable to custodian	—	4,277	—	—
Investment advisory fee payable	518	877	43	6
Distribution fee payable	45	21	3	1
Other accrued expenses	175	1,173	1,273	20

Total liabilities	2,170	11,000	1,319	109

Net Assets	$650,522	$951,699	$44,966	$6,701

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$53	$78	$5	$1
Capital paid in excess of par value	677,939	944,952	46,607	6,431
Accumulated net investment income (loss)	9,353	5,647	378	27
Accumulated net realized gain (loss)	(77,620)	(42,919)	(4,271)	(210)
Net unrealized appreciation (depreciation) of investments and foreign currencies	40,797	43,941	2,247	452

Net Assets	$650,522	$951,699	$44,966	$6,701

Class N Shares
Net Assets	$14,814	$16,542	$154	$2,293
Shares Outstanding	1,228,658	1,384,322	18,737	206,240
Net Asset Value Per Share	$12.06	$11.95	$8.21	$11.12
Class I Shares
Net Assets	$337,714	$133,655	$23,769	$4,408
Shares Outstanding	27,718,542	11,079,633	2,901,306	395,694
Net Asset Value Per Share	$12.18	$12.07	$8.19	$11.14

See accompanying Notes to Financial Statements.

June 30, 2012	William Blair Funds 109

Statements of Operations

for the Period Ended June 30, 2012 (all amounts in thousands) (unaudited)

	International Small Cap Growth Fund	Emerging Markets Growth Fund	Emerging Leaders Growth Fund	Emerging Markets Small Cap Growth Fund
Investment income
Dividends	$9,998	$14,885	$816	$90
Less foreign tax withheld	(933)	(1,101)	(59)	(9)
Interest	8	8	—	—

Total income	9,073	13,792	757	81
Expenses
Investment advisory fees	3,544	5,534	305	29
Distribution fees	20	23	—	2
Shareholder services fees	288	117	19	4
Custodian fees	115	273	64	32
Transfer agent fees	18	25	10	3
Sub-transfer agent fees
Class N	12	9	—	—
Class I	128	34	—	—
Professional fees	37	69	28	17
Registration fees	34	34	38	11
Shareholder reporting fees	39	34	—	1
Trustee fees	13	21	2	—
Other expenses	14	19	5	3

Total expenses before waiver	4,262	6,192	471	102
Expenses waived and reimbursed by the Advisor	—	—	(106)	(61)

Net expenses	4,262	6,192	365	41

Net investment income (loss)	4,811	7,600	392	40
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments	(14,939)	(13,238)	(1,591)	(150)
Foreign currency transactions	1,539	(1,245)	(30)	(2)

Total net realized gain (loss)	(13,400)	(14,483)	(1,621)	(152)
Change in net unrealized appreciation (depreciation) of:
Investments	60,489	63,746	4,762	470
Foreign currency translations	538	(494)	44	—

Total change in net unrealized appreciation (depreciation)	61,027	63,252	4,806	470

Net increase (decrease) in net assets resulting from operations	$52,438	$56,369	$3,577	$358

See accompanying Notes to Financial Statements.

110 Semi-Annual Report	June 30, 2012

Statements of Changes in Net Assets

for the Period Ended June 30, 2012 and the Year Ended December 31, 2011 (all amounts in thousands) (unaudited)

	International Small Cap Growth Fund		Emerging Markets Growth Fund		Emerging Leaders Growth Fund		Emerging Markets Small Cap Growth Fund
	2012	2011	2012	2011	2012	2011	2012	2011(a)
Operations
Net investment income (loss)	$4,811	$6,857	$7,600	$8,885	$392	$701	$40	$2
Net realized gain (loss) on investments and foreign currency transactions	(13,400)	60,435	(14,483)	127,536	(1,621)	112	(152)	(75)
Change in net unrealized appreciation (depreciation) on investments and foreign currency translation	61,027	(155,577)	63,252	(304,105)	4,806	(20,181)	470	(17)

Net increase (decrease) in net assets resulting from operations	52,438	(88,285)	56,369	(167,684)	3,577	(19,368)	358	(90)
Distributions to shareholders from
Net investment income	—	(10,724)	—	(4,450)	—	(307)	—	—
Net realized gain	—	—	—	(115,030)	—	(3,704)	—	—
Return of Capital	—	—	—	—	—	(25)	—	—

	—	(10,724)	—	(119,480)	—	(4,036)	—	—
Capital stock transactions
Net proceeds from sale of shares	66,178	313,989	194,763	352,369	10,538	19,857	3,326	3,362
Shares issued in reinvestment of income dividends and capital gain distributions	—	8,514	—	100,061	—	3,491	—	—
Less cost of shares redeemed	(186,315)	(152,224)	(117,279)	(597,963)	(16,971)	(47,023)	(255)	—

Net increase (decrease) in net assets resulting from capital share transactions	(120,137)	170,279	77,484	(145,533)	(6,433)	(23,675)	3,071	3,362

Increase (decrease) in net assets	(67,699)	71,270	133,853	(432,697)	(2,856)	(47,079)	3,429	3,272
Net assets
Beginning of period	718,221	646,951	817,846	1,250,543	47,822	94,901	3,272	—

End of period	$650,522	$718,221	$951,699	$817,846	$44,966	$47,822	$6,701	$3,272

Undistributed net investment income (loss) at the end of the period	$9,353	$4,542	$5,647	$(1,953)	$378	$(14)	$27	$(13)

(a)	For the period from October 24, 2011 (Commencement of Operations) to December 31,2011.

See accompanying Notes to Financial Statements.

June 30, 2012	William Blair Funds 111

Statements of Assets and Liabilities

June 30, 2012 (dollar amounts in thousands) (unaudited)

	Large Cap Value Fund	Small Cap Value Fund	Mid Cap Value Fund	Small-Mid Cap Value Fund
Assets
Investments in securities, at cost	$2,977	$221,018	$4,796	$2,067

Investments in securities, at value	$3,165	$240,640	$5,052	$2,219
Cash	25	—	—	84
Receivable for securities sold	52	1,166	—	—
Receivable for fund shares sold	—	360	—	—
Receivable from Advisor	7	22	8	9
Dividend and interest receivable	5	141	8	2

Total assets	3,254	242,329	5,068	2,314
Liabilities
Payable for investment securities purchased	38	2,381	84	35
Payable for fund shares redeemed	—	147	—	—
Investment advisory fee payable	2	209	4	2
Distribution fee payable	—	8	—	—
Other accrued expenses	2	78	—	12

Total liabilities	42	2,823	88	49

Net Assets	$3,212	$239,506	$4,980	$2,265

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$1	$18	$1	$1
Capital paid in excess of par value	3,007	223,784	4,656	2,072
Accumulated net investment income (loss)	14	2,191	22	16
Accumulated net realized gain (loss)	2	(6,109)	45	24
Net unrealized appreciation (depreciation) of investments and foreign currencies	188	19,622	256	152

Net Assets	$3,212	$239,506	$4,980	$2,265

Class N Shares
Net Assets	$1,257	$42,463	$56	$916
Shares Outstanding	115,746	3,285,075	5,150	83,807
Net Asset Value Per Share	$10.86	$12.93	$10.97	$10.93
Class I Shares
Net Assets	$1,955	$197,043	$4,924	$1,349
Shares Outstanding	179,695	14,968,538	448,257	123,292
Net Asset Value Per Share	$10.88	$13.16	$10.98	$10.94

See accompanying Notes to Financial Statements.

112 Semi-Annual Report	June 30, 2012

Statements of Operations

for the Period Ended June 30, 2012 (all amounts in thousands) (unaudited)

	Large Cap Value Fund	Small Cap Value Fund	Mid Cap Value Fund	Small-Mid Cap Value Fund
Investment income
Dividends	$30	$3,637	$49	$30
Interest	—	1	—	—

Total income	30	3,638	49	30
Expenses
Investment advisory fees	12	1,339	23	11
Distribution fees	1	54	—	1
Custodian fees	16	27	19	19
Transfer agent fees	3	21	5	3
Sub-transfer agent fees
Class N	—	32	—	—
Class I	—	96	—	—
Professional fees	9	14	9	7
Registration fees	5	22	19	8
Shareholder reporting fees	1	18	—	—
Trustee fees	—	4	—	—
Other expenses	1	10	1	8

Total expenses before waiver	48	1,637	76	57
Expenses waived and reimbursed by the Advisor	(32)	(165)	(49)	(42)

Net expenses	16	1,472	27	15

Net investment income (loss)	14	2,166	22	15
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from investments	6	560	39	27

Change in net unrealized appreciation (depreciation) of investments	195	10,054	158	58

Net increase (decrease) in net assets resulting from operations	$215	$12,780	$219	$100

See accompanying Notes to Financial Statements.

June 30, 2012	William Blair Funds 113

Statements of Changes in Net Assets

for the Period Ended June 30, 2012 and the Year Ended December 31, 2011 (all amounts in thousands) (unaudited)

	Large Cap Value Fund		Small Cap Value Fund		Mid Cap Value Fund		Small-Mid Cap Value Fund
	2012	2011 (a)	2012	2011	2012	2011	2012	2011 (b)
Operations
Net investment income (loss)	$14	$7	$2,166	$440	$22	$46	$15	$1
Net realized gain (loss) on investments	6	(4)	560	890	39	40	27	(3)
Change in net unrealized appreciation (depreciation) on investments	195	(7)	10,054	(16,890)	158	(92)	58	94

Net increase (decrease) in net assets resulting from operations	215	(4)	12,780	(15,560)	219	(6)	100	92
Distributions to shareholders from
Net investment income	—	(7)	—	(489)	—	(48)	—	—
Net realized gain	—	—	—	(8,188)	—	(51)	—	—
Return of Capital	—	—	—	(333)	—	—	—	—

		(7)		(9,010)		(99)		—
Capital stock transactions
Net proceeds from sale of shares	544	2,457	30,182	162,792	275	1,698	37	2,064
Shares issued in reinvestment of income dividends and capital gain distributions	—	7	—	8,075	—	85	—	—
Less cost of shares redeemed	—	—	(34,854)	(79,398)	(87)	(498)	(28)	—

Net increase (decrease) in net assets resulting from capital share transactions	544	2,464	(4,672)	91,469	188	1,285	9	2,064

Increase (decrease) in net assets	759	2,453	8,108	66,899	407	1,180	109	2,156
Net assets
Beginning of period	$2,453	$—	$231,398	$164,499	$4,573	$3,393	$2,156	$—

End of period	$3,212	$2,453	$239,506	$231,398	$4,980	$4,573	$2,265	$2,156

Undistributed net investment income (loss) at the end of the period	$14	$—	$2,191	$25	$22	$3	$16	$1

(a)	For the period from October 24, 2011 (Commencement of Operations) to December 31, 2011.
(b)	For the period from December 15, 2011 (Commencement of Operations) to December 31, 2011.

See accompanying Notes to Financial Statements.

114 Semi-Annual Report	June 30, 2012

Statements of Assets and Liabilities

June 30, 2012 (dollar amounts in thousands) (unaudited)

	Bond Fund	Income Fund	Low Duration Fund	Ready Reserves Fund
Assets
Investments in securities, at cost	$251,058	$127,691	$184,052	$1,291,239

Investments in securities, at value	$267,441	$132,802	$185,336	$1,291,239
Receivable for fund shares sold	297	472	3,340	—
Receivable from Advisor	14	—	2	491
Dividend and interest receivable	2,484	880	572	1,515

Total assets	270,236	134,154	189,250	1,293,245
Liabilities
Payable for investment securities purchased	999	1,989	1,711	—
Payable for fund shares redeemed	190	230	—	—
Investment advisory fee payable	65	44	45	263
Distribution fee payable	26	7	14	371
Other accrued expenses	117	73	66	22

Total liabilities	1,397	2,343	1,836	656

Net Assets	$268,839	$131,811	$187,414	$1,292,589

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$24	$14	$19	$1,292
Capital paid in excess of par value	250,394	165,536	189,501	1,291,230
Accumulated net investment income (loss)	(780)	(462)	(984)	108
Accumulated net realized gain (loss)	2,818	(38,388)	(2,406)	(41)
Net unrealized appreciation (depreciation) of investments and foreign currencies	16,383	5,111	1,284	—

Net Assets	$268,839	$131,811	$187,414	$1,292,589

Class N Shares
Net Assets	$25,679	$56,975	$8,322	$1,292,589
Shares Outstanding	2,313,797	6,047,933	845,908	1,292,646,032
Net Asset Value Per Share	$11.10	$9.42	$9.84	$1.00
Class I Shares
Net Assets	$159,385	$74,836	$102,941
Shares Outstanding	14,502,673	8,004,388	10,463,006
Net Asset Value Per Share	$10.99	$9.35	$9.84

See accompanying Notes to Financial Statements.

June 30, 2012	William Blair Funds 115

Statements of Operations

for the Period Ended June 30, 2012 (all amounts in thousands) (unaudited)

	Bond Fund	Income Fund	Low Duration Fund	Ready Reserves Fund
Investment income
Interest	$5,340	$2,219	$1,963	$890

Total income	5,340	2,219	1,963	890
Expenses
Investment advisory fees	374	256	257	1,524
Distribution fees	14	38	5	—
Shareholder services fees	132	—	73	2,226
Custodian fees	27	25	34	19
Transfer agent fees	16	16	11	18
Sub-transfer agent fees
Class N	9	29	1	—
Class I	20	5	—	—
Professional fees	13	7	10	47
Registration fees	29	18	31	14
Shareholder reporting fees	2	5	—	15
Trustee fees	5	2	3	27
Other expenses	6	3	6	21

Total expenses before waiver	647	404	431	3,911
Expenses waived and reimbursed by the Advisor	(64)	—	(10)	(3,085)

Net expenses	583	404	421	826

Net investment income (loss)	4,757	1,815	1,542	64
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from investments	1,969	1,499	155	—

Change in net unrealized appreciation (depreciation) of investments	2,990	153	1,025	—

Net increase (decrease) in net assets resulting from operations	$9,716	$3,467	$2,722	$64

See accompanying Notes to Financial Statements.

116 Semi-Annual Report	June 30, 2012

Statements of Changes in Net Assets

for the Period Ended June 30, 2012 and the Year Ended December 31, 2011 (all amounts in thousands) (unaudited)

	Bond Fund		Income Fund		Low Duration Fund		Ready Reserves Fund
	2012	2011	2012	2011	2012	2011	2012	2011
Operations
Net investment income (loss)	$4,757	$8,820	$1,815	$3,627	$1,542	$2,586	$64	$125
Net realized gain (loss) on investments	1,969	3,325	1,499	2,582	155	59	—	—
Change in net unrealized appreciation (depreciation) on investments	2,990	3,590	153	(897)	1,025	360	—	—

Net increase (decrease) in net assets resulting from operations	9,716	15,735	3,467	5,312	2,722	3,005	64	125
Distributions to shareholders from
Net investment income	(5,539)	(9,700)	(2,277)	(4,177)	(2,526)	(4,103)	(64)	(125)
Net realized gain	—	(1,831)	—	—	—	—	—	—

	(5,539)	(11,531)	(2,277)	(4,177)	(2,526)	(4,103)	(64)	(125)
Capital stock transactions
Net proceeds from sale of shares	47,896	100,839	38,088	34,055	55,396	121,427	363,966	838,997
Shares issued in reinvestment of income dividends and capital gain distributions	4,205	8,489	1,881	3,514	1,963	3,322	64	125
Less cost of shares redeemed	(19,455)	(74,292)	(21,333)	(39,996)	(27,288)	(109,974)	(343,187)	(783,919)

Net increase (decrease) in net assets resulting from capital share transactions	32,646	35,036	18,636	(2,427)	30,071	14,775	20,843	55,203

Increase (decrease) in net assets	36,823	39,240	19,826	(1,292)	30,267	13,677	20,843	55,203
Net assets
Beginning of period	232,016	192,776	111,985	113,277	157,147	143,470	1,271,746	1,216,543

End of period	$268,839	$232,016	$131,811	$111,985	$187,414	$157,147	$1,292,589	$1,271,746

Undistributed net investment income (loss) at the end of the period	$(780)	$2	$(462)	$—	$(984)	$—	$108	$108

See accompanying Notes to Financial Statements.

June 30, 2012	William Blair Funds 117

Notes to Financial Statements

(1) Significant Accounting Policies

The following is a summary of William Blair Funds’ (the “Trust”) significant accounting policies in effect during the period covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Description of the Trust

The Trust is a diversified mutual fund registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Trust currently consists of the following twenty-four funds (the “Funds”), each with its own investment objective and policies. For each Fund, the number of shares authorized is unlimited.

Equity Funds

Growth

Large Cap Growth

Small Cap Growth

Mid Cap Growth

Small-Mid Cap Growth

Large Cap Value

Small Cap Value

Mid Cap Value

Small-Mid Cap Value

Global Equity Fund

Global Growth

Multi-Asset and Alternative Funds

Macro Allocation

Commodity Strategy Long/Short

International Equity Funds

International Growth

International Equity

Institutional International Growth

Institutional International Equity

International Small Cap Growth

Emerging Markets Growth

Emerging Leaders Growth

Emerging Markets Small Cap Growth

Fixed-Income Funds

Bond

Income

Low Duration

Money Market Fund

Ready Reserves

The investment objectives of the Funds are as follows:

Equity	Long-term capital appreciation.
Global Equity	Long-term capital appreciation.
International Equity	Long-term capital appreciation.
Fixed-Income	High level of current income with relative stability of principal. (Maximize total return—Low Duration)
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Fund, the Institutional International Equity Fund and the Institutional Class of each of the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Leaders Growth Fund, the Bond Fund and the Low Duration Fund issue a separate report.

The Macro Allocation Fund and the Commodity Strategy Long/Short Fund have a fiscal year end of October 31, and issue a separate report.

(b) Share Classes

Three different classes of shares currently exist: N, I and Institutional. This report includes financial highlight information for Classes N and I. The table below describes the Class N shares and the Class I shares covered by this report:

Class	Description
N	Class N shares are sold to the general public, either directly through the Trust’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee (0.25% for the Equity, Global Equity and International Equity Funds and 0.15% for the Fixed-Income Funds) or a service fee (0.35% for the Money Market Fund), a sub-transfer agent fee that is not a fixed rate and may vary by Fund and class, and an annual shareholder administration fee (0.15% for the Global Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Leaders Growth Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund and the Low Duration Fund).
118 Semi-Annual Report	June 30, 2012

Class	Description
I	Class I shares are sold to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the Class N shares. Class I shares have a sub-transfer agent fee that is not a fixed rate and may vary by Fund and class and the Global Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Leaders Growth Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund and the Low Duration Fund carry an annual shareholder administration fee of 0.15%.

Sub-transfer agent fees: The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares are held of record in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $15 per sub-account maintained by the intermediary.

Investment income, realized and unrealized gains and losses, and certain Fund level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Funds have equal rights with respect to voting subject to class specific arrangements.

(c) Investment Valuation

The market value of domestic equity securities is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the latest bid price.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the latest bid price. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value the security as of the close of regular trading on the New York Stock Exchange. As a result, a Fund’s value for a security may be different from the last sale price (or the latest bid price).

Fixed-income securities are valued by using market quotations or independent pricing services that use either prices provided by market-makers or matrices that produce estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities, and other assets, for which a market price is not available or is deemed unreliable, (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Trust’s Valuation Procedures. The value of fair valued securities may be different from the last sale price (or the latest bid price), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. Securities held in the Ready Reserves Fund are valued at amortized cost, which approximates market value.

As of June 30, 2012, there were securities held in the International Growth, International Small Cap Growth, Emerging Markets Growth, Bond and Income Funds requiring fair valuation pursuant to the Funds’ Valuation Procedures.

(d) Investment income and transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

June 30, 2012	William Blair Funds 119

Interest income is recorded on an accrual basis, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Bond, Income, Low Duration and Ready Reserves Funds were the rates in effect on June 30, 2012. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the period ended June 30, 2012, the Bond, Income and Low Duration Funds recognized a reduction of interest income and a decrease of net realized loss of $(462), $(786) and $(984), respectively (in thousands). This reclassification had no effect on the net asset value or the net assets of the Funds.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at year end.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting year. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(e) Share Valuation and Distributions to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange (the “Exchange”), which is generally 4:00 p.m. Eastern time, on each day the Exchange is open. Redemption fees may be applicable to redemptions or exchanges within 60 days of purchase. For both Class N and Class I shares, the Equity Funds assess a 1% redemption fee on shares sold or exchanged that have been owned 60 days or less and the Global Equity and International Equity Funds assess a 2% redemption fee on shares sold or exchanged that have been owned 60 days or less as disclosed within the Fund’s Prospectus. The redemption fees collected by the Fund are netted against the amount of redemptions for presentation on the Statements of Changes in Net Assets.

The redemption fees collected by the Funds were as follows (in thousands):

Fund	Period Ended June 30, 2012	Year Ended December 31, 2011
Growth	$3	$11
Large Cap Growth	—	—
Small Cap Growth	3	15
Mid Cap Growth	5	13
Small-Mid Cap Growth	5	8
Global Growth	—	1
International Growth	29	107
International Equity	—	4
International Small Cap Growth	13	18
120 Semi-Annual Report	June 30, 2012

Fund	Period Ended June 30, 2012	Year Ended December 31, 2011
Emerging Markets Growth	—	4
Emerging Leaders Growth	1	1
Emerging Markets Small Cap Growth	—	—
Large Cap Value	—	—
Small Cap Value	6	48
Mid Cap Value	—	—
Small-Mid Cap Value	1	—

Distributions from net investment income, if any, of the Growth, Large Cap Growth, Small Cap Growth, Mid Cap Growth, Small-Mid Cap Growth, Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth, Emerging Leaders Growth, Emerging Markets Small Cap Growth, Large Cap Value, Small Cap Value, Mid Cap Value, and Small-Mid Cap Value Funds are declared and paid at least annually. Distributions from the Bond, Income, Low Duration and Ready Reserves Funds are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid at least annually in December. Distributions payable to shareholders are recorded on the ex-dividend date.

(f) Foreign Currency Translation and Forward Foreign Currency Contracts

The Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth, Emerging Leaders Growth, and Emerging Markets Small Cap Growth Funds may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open forward foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s Net Asset Value, typically 4:00 p.m. Eastern time on days when there is regular trading on the New York Stock Exchange. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(g) Income Taxes

Each Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies. Each Fund intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

The Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth, Emerging Leaders Growth and Emerging Market Small Cap Growth Funds may be subject to a tax imposed on net realized and unrealized gains on securities of certain foreign countries.

Management has evaluated all of the uncertain tax positions of the Funds and has determined that no liability is required to be recorded in the financial statements.

The statute of limitations on the Funds’ tax returns for each of the tax years in the four year period ended December 31, 2011, remains open and the returns are subject to examination.

The Funds have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for federal income tax purposes. The Funds also treat the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation (depreciation) at June 30, 2012, were as follows (in thousands):

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Growth	$511,887	$118,966	$18,471	$100,495
Large Cap Growth	21,386	6,063	381	5,682
June 30, 2012	William Blair Funds 121

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Small Cap Growth	$487,187	$80,762	$53,308	$27,454
Mid Cap Growth	340,478	28,076	13,805	14,271
Small-Mid Cap Growth	317,632	35,989	18,013	17,976
Global Growth	39,999	7,942	1,259	6,683
International Growth	3,114,293	347,140	148,327	198,813
International Equity	64,587	6,506	1,986	4,520
International Small Cap Growth	613,406	69,552	34,638	34,914
Emerging Markets Growth	894,872	70,072	40,969	29,103
Emerging Leaders Growth	44,328	2,000	1,640	360
Emerging Markets Small Cap Growth	6,058	629	194	435
Large Cap Value	2,980	283	98	185
Small Cap Value	223,776	22,938	6,074	16,864
Mid Cap Value	4,816	427	192	235
Small-Mid Cap Value	2,067	197	45	152
Bond	251,058	16,751	368	16,383
Income	127,691	5,695	584	5,111
Low Duration	184,052	1,671	387	1,284
Ready Reserves	1,291,239	—	—	—

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Funds may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to net operating losses, Section 988 currency gains and losses, PFICs gains and losses, recharacterization of dividends received from investments in Real Estate Investment Trust, paydown gains and losses, expired capital loss carryforwards and redemptions in-kind. These reclassifications have no impact on the net asset values of the Funds. Accordingly, at December 31, 2011, the following reclassifications were recorded (in thousands):

Fund	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Capital Paid in Excess of Par Value
Growth	$886	$2	$(888)
Large Cap Growth	16	—	(16)
Small Cap Growth	7,875	—	(7,875)
Mid Cap Growth	573	—	(573)
Small-Mid Cap Growth	1,387	(1,387)	—
Global Growth	(53)	54	(1)
International Growth	(8,284)	(106,774)	115,058
International Equity	(269)	269	—
International Small Cap Growth	8,995	(8,995)	—
Emerging Markets Growth	5,939	(24,168)	18,229
Emerging Leaders Growth	(251)	276	(25)
Emerging Markets Small Cap Growth	(15)	15	—
Large Cap Value	—	—	—
Small Cap Value	271	62	(333)
Mid Cap Value	(2)	2	—
Small-Mid Cap Value	—	—	—
Bond	879	(879)	—
Income	550	(550)	—
Low Duration	1,517	(1,517)	—
Ready Reserves	22	(19)	(3)
122 Semi-Annual Report	June 30, 2012

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows (in thousands):

	Distributions Paid in 2011						Distributions Paid in 2010
	Return of Capital		Ordinary Income		Long-Term Capital Gains		Ordinary Income		Long-Term Capital Gains
Fund	Class N	Class I	Class N	Class I	Class N	Class I	Class N	Class I	Class N	Class I
Growth	$—	$—	$—	$329	$5,882	$10,199	$—	$13	$—	$—
Large Cap Growth	—	—	—	37	—	—	—	33	—	—
Small Cap Growth	—	—	—	—	—	—	—	—	—	—
Mid Cap Growth	—	—	—	—	2,378	8,679	—	—	—	—
Small-Mid Cap Growth	—	—	595	3,772	2,542	16,104	—	—	—	—
Global Growth	—	—	4	170	—	—	—	12	—	—
International Growth	—	—	—	6,046	—	—	50,883	50,550	—	—
International Equity	—	—	—	—	—	—	174	2,404	—	—
International Small Cap Growth	—	—	193	5,147	—	—	37	1,356	—	—
Emerging Markets Growth	—	—	—	466	2,577	18,690	269	1,881	—	—
Emerging Leaders Growth	—	12	—	581	3	1,287	229	26	427	78
Emerging Markets Small Cap Growth	—	—	—	—	—	—	N/A	N/A	N/A	N/A
Large Cap Value	—	—	3	4	—	—	N/A	N/A	N/A	N/A
Small Cap Value	60	273	6	483	1,471	6,717	31	238	27	108
Mid Cap Value	—	—	1	61	1	36	—	26	—	—
Small-Mid Cap Value	—	—	—	—	—	—	N/A	N/A	N/A	N/A
Bond	—	—	229	6,707	66	1,188	179	6,904	11	384
Income	—	—	1,377	2,800	—	—	1,559	3,575	—	—
Low Duration	—	—	152	2,098	—	—	101	1,816	—	—
Ready Reserves	—	—	125	—	—	—	126	—	—	—

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows (in thousands):

Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)
Growth	$—	$(1,538)	$6,611	$61,396
Large Cap Growth	—	(3,232)	—	3,632
Small Cap Growth	—	(59,562)	—	11,393
Mid Cap Growth	—	(1,452)	2,025	9,944
Small-Mid Cap Growth	18	(2,331)	5,099	14,779
Global Growth	—	(17,732)	—	4,382
International Growth	30,132	(1,188,527)	—	34,131
International Equity	1,407	(93,637)	—	3,106
International Small Cap Growth	5,874	(59,252)	—	(26,530)
Emerging Markets Growth	—	(13,506)	—	(36,194)
Emerging Leaders Growth	—	(931)	—	(4,292)
June 30, 2012	William Blair Funds 123

Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)
Emerging Market Small Cap Growth	$—	$(69)	$—	$(20)
Large Cap Value	—	(4)	—	(7)
Small Cap Value	—	(3,660)	—	6,584
Mid Cap Value	—	—	22	82
Small-Mid Cap Value	1	(3)	—	94
Bond	2	(79)	928	13,393
Income	—	(39,887)	—	4,958
Low Duration	—	(2,561)	—	259
Ready Reserves	108	(41)	—	—

As of December 31, 2011, the Funds have unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Fund	2012	2013	2014	2015	2016	2017	2018	Total
Large Cap Growth	$—	$—	$—	$—	$—	$2,854	$—	$2,854
Small Cap Growth	—	—	—	—	—	55,317	—	55,317
Global Growth	—	—	—	—	4,371	13,127	—	17,498
International Growth	—	—	—	—	—	1,142,899	—	1,142,899
International Equity	—	—	—	—	10,691	81,926	—	92,617
International Small Cap Growth	—	—	—	—	—	55,999	—	55,999
Income	4,102	3,398	4,138	9,190	14,460	4,577	—	39,865
Low Duration	—	—	—	—	—	—	955	955
Ready Reserves	20	—	—	2	—	—	—	22

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. Under the Act each Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred in periods after enactment will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. Each Fund has the following carry forward capital losses without expiration as of December 31, 2011 (in thousands):

Fund	Short- Term	Long- Term
Emerging Markets Small Cap Growth	$1	$—
Low Duration	951	406
Ready Reserves	17	—

For the period from November 1, 2011 through December 31, 2011, the following Funds incurred realized ordinary loss and capital losses. Ordinary Loss includes losses from currency transactions and PFICs. Each Fund intends to treat these losses as having occurred on the first day of fiscal year 2012 for federal income tax purposes (in thousands):

Fund	Ordinary Loss	Short-Term Capital	Long-Term Capital
Growth	$—	$1,539	$—
Large Cap Growth	—	378	—
Small Cap Growth	—	6,244	—
Mid Cap Growth	—	1,452	—
Small-Mid Cap Growth	—	2,331	—
Global Growth	3	229	—
International Growth	—	45,561	—
International Equity	25	985	—
International Small Cap Growth	537	2,491	—
Emerging Markets Growth	783	9,852	2,610
Emerging Leaders Growth	16	791	81
Emerging Markets Small Cap Growth	13	55	—
Large Cap Value	—	4	—
Small Cap Value	—	2,504	1,154
Mid Cap Value	—	—	—
124 Semi-Annual Report	June 30, 2012

Fund	Ordinary Loss	Short-Term Capital	Long-Term Capital
Small-Mid Cap Value	$—	$4	$—
Bond	—	78	—
Income	—	23	—
Low Duration	—	118	132
Ready Reserves	—	2	—

(h) Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. William Blair & Company, L.L.C. (“William Blair” or the “Advisor”) will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. A Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(i) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(j) Indemnification

In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

(k) Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•

Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time the net asset value of the Fund is calculated.

•

Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

June 30, 2012	William Blair Funds 125

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Any transfers between Level 1 and Level 2 are disclosed, effective as of the beginning of the period, in the tables below with the reasons for the transfers disclosed in a note to the tables, if applicable.

As of June 30, 2012, the hierarchical input levels of securities in each Fund, segregated by security class, are as follows (in thousands):

Investments in securities	Growth	Large Cap Growth	Small Cap Growth	Mid Cap Growth	Small-Mid Cap Growth	Global Growth
Level 1—Quoted prices
Common Stocks	604,110	26,601	483,845	335,377	322,371	46,000
Exchange Traded Funds	—	—	18,245	—	—	—
Level 2—Other significant observable inputs
Short-Term Investments	8,272	467	12,551	19,372	13,237	683
Level 3—Significant unobservable inputs
None	—	—	—	—	—	—

Total investments in securities	$612,382	$27,068	$514,641	$354,749	$335,608	$46,683

Investments in securities	International Growth	International Equity	International Small Cap Growth	Emerging Markets Growth	Emerging Leaders Growth	Emerging Small Cap Growth
Level 1—Quoted prices
Common Stocks	3,207,286	65,307	621,984	904,808	43,755	6,438
Preferred Stocks	—	—	—	18,748	933	56
Level 2—Other significant observable inputs
Short-Term Investments	104,374	3,800	26,085	—	—	—
Level 3—Significant unobservable inputs
Common stock	695	—	—	—	—	—
Convertible bonds	751	—	251	419	—	—

Total investments in securities	$3,313,106	$69,107	$648,320	$923,975	$44,688	$6,494

Other financial instruments
Level 2—Other significant observable inputs
Forward foreign currency contracts	$19	$(7)	—	—	—	—

Investments in securities	Large Cap Value	Small Cap Value	Mid Cap Value	Small-Mid Cap Value
Level 1—Quoted prices
Common Stocks	3,165	236,071	4,781	2,219
Level 2—Other significant observable inputs
Short-Term Investments	—	4,569	271	—
Level 3—Significant unobservable inputs
None	—	—	—	—

Total investments in securities	$3,165	$240,640	$5,052	$2,219

126 Semi-Annual Report	June 30, 2012

Investments in securities	Bond	Income	Low Duration	Ready Reserves
Level 1—Quoted Prices
None	—	—	—	—
Level 2—Other significant observable inputs
US Government and Agency Bonds	113,334	63,781	124,158	90,689
Corporate Bonds	142,281	58,255	20,067	90,848
Asset Backed Bonds	8,502	5,793	35,705	44,997
Commercial Paper	—	—	—	880,249
Short-Term Investments	3,157	4,056	5,406	184,456
Level 3—Significant unobservable inputs
Asset Backed Bonds	167	917	—	—

Total investments in securities	$267,441	$132,802	$185,336	$1,291,239

There were no transfers between Level 1 and Level 2 during the period.

Level 1 Common Stocks are exchange-traded securities with a quoted price. See Portfolio of Investments for Sector Classification.

The fair value estimates for the Level 3 securities in the International Growth, International Small Cap Growth, Emerging Markets Growth, Bond and Income Funds were determined in good faith by the Pricing Committee in consultation with the Valuation Committee, pursuant to the Valuation Procedures adopted by the Board of Trustees. There were various factors considered in reaching this fair value determination, including, but not limited to, the following: the type of security, the extent of public trading of the security, information obtained from a broker-dealer for the security, analysis of the company’s performance, market trends that influence its performance and the potential for an adverse outcome in pending litigation. Level 3 securities represented 0.04%, 0.04%, 0.04%, 0.60% and 0.70% as a percentage of Net Assets in the Growth, International Small Cap Growth, Emerging Markets Growth, Bond and Income Funds, respectively. The change in net unrealized gain (loss) related to those securities held at June 30, 2012 is included in the change in net unrealized appreciation (depreciation) of investments on the Statement of Operations. There were no transfers from or to Level 3 during the period.

(2) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Fund has a management agreement with the Advisor for investment advisory, clerical, bookkeeping and administrative services. Each Fund pays the Advisor an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Equity Funds		International Equity Funds
Growth	0.75%	International Growth:
Large Cap Growth	0.80%	First $250 million	1.10%
Small Cap Growth	1.10%	Next $4.75 billion	1.00%
Mid Cap Growth	0.95%	Next $5 billion	0.95%
Small-Mid Cap Growth	1.00%	Next $5 billion	0.925%
Large Cap Value	0.80%	In excess of $15 billion	0.90%
Small Cap Value	1.10%	International Equity:
Mid Cap Value	0.95%	First $250 million	1.10%
Small-Mid Cap Value	1.00%	In excess of $250 million	1.00%
		International Small Cap Growth	1.00%
Global Equity Fund		Emerging Markets Growth	1.10%
Global Growth	1.00%	Emerging Leaders Growth	1.10%
		Emerging Markets Small Cap Growth	1.10%

Fixed-Income Funds		Money Market Fund
Bond	0.30%	Ready Reserves:
Low Duration	0.30%	First $250 million	0.275%
Income*		Next $250 million	0.250%
First $250 million	0.25%	Next $2 billion	0.225%
In excess of $250 million	0.20%	In excess of $2.5 billion	0.200%

*Management fee also includes a charge of 5% of gross income.
June 30, 2012	William Blair Funds 127

Some of the Funds have also entered into an Expense Limitation Agreement with the Advisor. Under the terms of the agreement, the Advisor will waive its management fee and/or reimburse the Fund for expenses in excess of the agreed upon rate. The amount the Advisor owes a Fund as of the reporting date is recorded as the Receivable from Advisor on the Statement of Assets and Liabilities. The Advisor reimburses the Funds on a monthly basis. Under the terms of the agreement, the Advisor has agreed to waive its advisory fees and/or absorb other operating expenses through April 30, 2013, if total expenses for each class of the following Funds exceed the following rates (as a percentage of average daily net assets):

	Class N		Class I
Fund	Effective May 1, 2012 through April 30, 2013	Effective May 1, 2011 through April 30, 2012	Effective May 1, 2012 through April 30, 2013	Effective May 1, 2011 through April 30, 2012
Large Cap Growth	1.20%	1.20%	0.95%	0.95%
Small Cap Growth	1.50%	1.50%	1.25%	1.25%
Mid Cap Growth	1.35%	1.35%	1.10%	1.10%
Small-Mid Cap Growth	1.35%	1.35%	1.10%	1.10%
Global Growth	1.50%	1.50%	1.25%	1.25%
International Growth	1.45%	1.45%	1.20%	1.20%
International Equity	1.45%	1.45%	1.20%	1.20%
International Small Cap Growth	1.65%	1.65%	1.40%	1.40%
Emerging Markets Growth	1.70%	1.70%	1.45%	1.45%
Emerging Leaders Growth	1.65%	1.65%	1.40%	1.40%
Emerging Markets Small Cap Growth	1.65%	1.65%	1.40%	1.40%
Large Cap Value	1.20%	1.20%	0.95%	0.95%
Small Cap Value	1.45%	1.40%	1.20%	1.15%
Mid Cap Value	1.35%	1.35%	1.10%	1.10%
Small-Mid Cap Value	1.40%	1.40%	1.15%	1.15%
Bond	0.65%	0.65%	0.50%	0.50%
Income	0.85%	0.85%	0.70%	0.70%
Low Duration	0.70%	0.70%	0.55%	0.55%

For a period of three years subsequent to the commencement of operations, the Advisor is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent the overall expense ratio remains below the expense limitation in place at the time the fee was waived and/or the expense was reimbursed. The total amount available for recapture at June 30, 2012 was (in thousands):

Fund	Available for Recapture
Emerging Markets Small Cap Growth	$109
Large Cap Value	61
Mid Cap Value	230
Small-Mid Cap Value	58
Low Duration	163

The Advisor has agreed to voluntarily waive fees and reimburse expenses incurred for the Ready Reserves Fund in order to maintain a minimum yield given the current interest rate environment.

For the period ended June 30, 2012, the fee waivers and/or reimbursements for each Fund were as follows (in thousands):

Fund	Fund Level Waiver	Class I Specific Waiver	Class N Specific Waiver	Total Waiver
Growth	$—	$—	$—	$—
Large Cap Growth	37	4	3	44
Small Cap Growth	—	285	110	395
Mid Cap Growth	—	—	5	5
Small-Mid Cap Growth	—	105	57	162
Global Growth	59	5	1	65
International Growth	—	—	38	38
International Equity	59	26	4	89
128 Semi-Annual Report	June 30, 2012

Fund	Fund Level Waiver	Class I Specific Waiver	Class N Specific Waiver	Total Waiver
International Small Cap Growth	$—	$—	$—	$—
Emerging Markets Growth	—	—	—	—
Emerging Leaders Growth	105	—	1	106
Emerging Markets Small Cap Growth	61	—	—	61
Large Cap Value	32	—	—	32
Small Cap Value	111	36	18	165
Mid Cap Value	49	—	—	49
Small-Mid Cap Value	42	—	—	42
Bond	35	21	8	64
Income	—	—	—	—
Low Duration	9	—	1	10
Ready Reserves	3,085	—	—	3,085

(b) Underwriting, Distribution Services and Service Agreements

Each Fund, except the Ready Reserves Fund, has a Distribution Agreement with William Blair for distribution services to the Funds’ Class N shares. Each Fund pays William Blair an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for all Funds except the Income, Bond and Low Duration Funds, which is 0.15%. Pursuant to the Distribution Agreement, William Blair enters into related selling group agreements with various firms at various rates for sales of the Funds’ Class N shares.

The Ready Reserves Fund has a Service Agreement with William Blair to provide shareholder services and automatic sweep services. The Fund pays William Blair an annual fee, payable monthly, based upon 0.35% of the average daily net assets of Class N shares. The Board of Trustees has determined that the amount payable for “service fees” (as defined by FINRA (Financial Industry Regulatory Authority)) will not exceed 0.25% of the average annual net assets attributable to Class N shares.

The Global Growth, International Small Cap Growth, Emerging Markets Growth, Emerging Leaders Growth, Emerging Markets Small Cap Growth, Bond and Low Duration Funds have a Shareholder Administration Agreement with William Blair to provide shareholder administration services. Class N and Class I shares of the Funds pay William Blair an annual fee, payable monthly, based upon 0.15% of average daily net assets attributable to each class, respectively. For the period ended June 30, 2012, the following fees were incurred (in thousands):

Fund	Class N	Class I	Total
Global Growth	$3	$32	$35
International Small Cap Growth	12	276	288
Emerging Markets Growth	14	103	117
Emerging Leaders Growth	—	19	19
Emerging Markets Small Cap Growth	1	3	4
Bond	14	118	132
Low Duration	5	68	73

(4) Investment Transactions

Investment transactions, excluding money market instruments, repurchase agreements and demand notes for the period ended June 30, 2012, were as follows (in thousands):

Fund	Purchases	Sales
Growth	$219,218	$(219,681)
Large Cap Growth	6,136	(7,352)
Small Cap Growth	266,797	(366,457)
Mid Cap Growth	276,047	(94,348)
Small-Mid Cap Growth	198,606	(127,550)
Global Growth	11,082	(10,698)
June 30, 2012	William Blair Funds 129

Fund	Purchases	Sales
International Growth	$1,393,408	(1,582,097)
International Equity	32,039	(43,833)
International Small Cap Growth	247,693	(373,436)
Emerging Markets Growth	550,693	(481,027)
Emerging Leaders Growth	27,931	(34,782)
Emerging Markets Small Cap Growth	4,351	(1,448)
Large Cap Value	969	(419)
Small Cap Value	68,496	(71,384)
Mid Cap Value	1,513	(1,449)
Small-Mid Cap Value	602	(590)
Bond	76,529	(41,620)
Income	42,362	(24,987)
Low Duration	65,849	(38,607)

(5) Forward Foreign Currency Contracts

The Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth, Emerging Markets Small Cap Growth and Emerging Leaders Growth Funds from time to time may enter into forward foreign currency contracts with the Fund's custodian and other counterparties in an attempt to hedge against a decline in the value of foreign currency against the U.S. dollar. The Funds bear the market risk that arises from changes in foreign currency rates and bear the credit risk if the counterparty fails to perform under the contract.

For the period ended June 30, 2012, the International Growth, International Equity, and International Small Cap Growth Funds engaged in forward foreign currency contracts with average notional volume (in thousands) of:

Fund	Average Notional Value
International Growth	$336,828
International Equity	2,299
International Small Cap Growth	13,189

The following tables present the value of forward foreign currency contracts as of June 30, 2012 and their respective location on the Statement of Assets and Liabilities (values in thousands):

	Assets		Liabilities
Fund	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
International Growth	Unrealized appreciation on foreign forward currency contracts	$19	Unrealized depreciation on foreign forward currency contracts	$—
International Equity	Unrealized appreciation on foreign forward currency contracts	$—	Unrealized depreciation on foreign forward currency contracts	$7

The effect of forward contracts on the Statements of Operations for the period ended June 30, 2012 (values in thousands):

Realized gain (loss) recognized in foreign currency transactions
Fund	Value
International Growth	$14,549
International Equity	49
International Small Cap Growth	1,901

Change in unrealized gain (loss) recognized in foreign currency translations
Fund	Value
International Growth	$1,818
International Equity	(7)
International Small Cap Growth	311
130 Semi-Annual Report	June 30, 2012

The following table presents open forward foreign currency contracts as of June 30, 2012 (values in thousands):

International Growth
Counterparty	Short Contracts	Settlement Date	Local Currency	Current Value	Unrealized Gain/(Loss)
State Street Bank and Trust	Japanese Yen	9/20/2012	¥2,790,319	$34,945	$19

International Equity
Counterparty	Short Contracts	Settlement Date	Local Currency	Current Value	Unrealized Gain/(Loss)
Morgan Stanley and Company	Euro Currency	9/18/2012	€2,280	$2,887	$(7)

(6) Fund Share Transactions

The following table summarizes the activity in capital shares of each Fund (in thousands):

	Sales (Dollars)
	Period Ended June 30, 2012			Year Ended December 31, 2011
Fund	Class N	Class I	Total	Class N	Class I	Total
Growth	$18,168	$43,093	$61,261	$71,261	$62,869	$134,130
Large Cap Growth	532	1,612	2,144	—	3,239	4,139
Small Cap Growth	7,359	44,325	51,684	30,204	93,243	123,447
Mid Cap Growth	17,805	202,415	220,220	21,824	66,999	88,823
Small Mid-Cap Growth	16,487	79,484	95,971	14,552	70,787	85,339
Global Growth	1,303	1,002	2,305	475	3,263	3,738
International Growth	110,209	283,397	393,606	280,122	476,293	756,415
International Equity	76	2,084	2,160	693	26,139	26,832
International Small Cap Growth	1,112	36,980	38,092	5,220	163,897	169,117
Emerging Markets Growth	199	7,972	8,171	1,576	24,982	26,558
Emerging Leaders Growth	106	4,495	4,601	34	19,823	19,857
Emerging Markets Small Cap Growth (a)	1,468	1,858	3,326	1,040	2,322	3,362
Large Cap Value (a)	171	373	544	1,000	1,457	2,457
Small Cap Value	7,973	22,209	30,182	42,726	120,066	162,792
Mid Cap Value	—	275	275	81	1,617	1,698
Small-Mid Cap Value (b)	17	20	37	823	1,241	2,064
Bond	19,821	13,111	32,932	4,585	41,430	46,015
Income	23,479	14,609	38,088	25,156	8,899	34,055
Low Duration	4,821	36,048	40,869	2,975	56,988	59,963
Ready Reserves	363,966	—	363,966	838,997	—	838,997

	Reinvested Distributions (Dollars)
	Period Ended June 30, 2012			Year Ended December 31, 2011
Fund	Class N	Class I	Total	Class N	Class I	Total
Growth	$—	$—	$—	$5,705	$9,211	$14,916
Large Cap Growth	—	—	—	—	32	32
Small Cap Growth	—	—	—	—	—	—
Mid Cap Growth	—	—	—	2,354	8,544	10,898
Small Mid-Cap Growth	—	—	—	3,020	17,544	20,564
Global Growth	—	—	—	4	162	166
International Growth	—	—	—	—	5,030	5,030
International Equity	—	—	—	—	—	—
International Small Cap Growth	—	—	—	182	3,176	3,358
Emerging Markets Growth	—	—	—	2,055	13,471	15,526
Emerging Leaders Growth	—	—	—	3	1,336	1,339
Emerging Markets Small Cap Growth (a)	—	—	—	—	—	—
Large Cap Value (a)	—	—	—	3	4	7
June 30, 2012	William Blair Funds 131

	Reinvested Distributions (Dollars)
	Period Ended June 30, 2012			Year Ended December 31, 2011
Fund	Class N	Class I	Total	Class N	Class I	Total
Small Cap Value	$—	$—	$—	$1,502	$6,573	$8,075
Mid Cap Value	—	—	—	1	84	85
Small-Mid Cap Value (b)	—	—	—	—	—	—
Bond	363	2,545	2,908	219	5,706	5,925
Income	829	1,052	1,881	1,249	2,265	3,514
Low Duration	44	844	888	80	1,426	1,506
Ready Reserves	64	—	64	125	—	125

	Redemptions (Dollars)
	Period Ended June 30, 2012			Year Ended December 31, 2011
Fund	Class N	Class I	Total	Class N	Class I	Total
Growth	$39,293	$26,410	$65,703	$61,036	$69,123	$130,159
Large Cap Growth	481	2,641	3,122	4,715	5,839	10,554
Small Cap Growth	68,293	74,385	142,678	188,253	180,687	368,940
Mid Cap Growth	6,426	17,077	23,503	6,014	38,969	44,983
Small Mid-Cap Growth	5,460	15,203	20,663	7,153	28,620	35,773
Global Growth	440	1,731	2,171	1,725	2,783	4,508
International Growth	300,268	243,541	543,809	1,472,224	568,925	2,041,149
International Equity	951	11,617	12,568	6,340	111,492	117,832
International Small Cap Growth	6,357	89,463	95,820	5,634	95,320	100,954
Emerging Markets Growth	2,436	7,895	10,331	12,534	59,984	72,518
Emerging Leaders Growth	4	3,844	3,848	30	8,683	8,713
Emerging Markets Small Cap Growth (a)	255	—	255	—	—	—
Large Cap Value (a)	—	—	—	—	—	—
Small Cap Value	8,530	26,324	34,854	33,678	45,720	79,398
Mid Cap Value	5	82	87	24	474	498
Small-Mid Cap Value (b)	—	28	28	—	—	—
Bond	3,098	13,180	16,278	1,033	43,605	44,638
Income	12,622	8,711	21,333	17,730	22,266	39,996
Low Duration	2,808	16,888	19,696	3,689	63,525	67,214
Ready Reserves	343,187	—	343,187	783,918	—	783,918

	Net Change in Net Assets relating to Fund Share Activity (Dollars)
	Period Ended June 30, 2012			Year Ended December 31, 2011
Fund	Class N	Class I	Total	Class N	Class I	Total
Growth	$(21,125)	$16,683	$(4,442)	$15,930	$2,957	$18,887
Large Cap Growth	51	(1,029)	(978)	(3,815)	(2,568)	(6,383)
Small Cap Growth	(60,934)	(30,060)	(90,994)	(158,049)	(87,444)	(245,493)
Mid Cap Growth	11,379	185,338	196,717	18,164	36,574	54,738
Small Mid-Cap Growth	11,027	64,281	75,308	10,419	59,711	70,130
Global Growth	863	(729)	134	(1,246)	642	(604)
International Growth	(190,059)	39,856	(150,203)	(1,192,102)	(87,602)	(1,279,704)
International Equity	(875)	(9,533)	(10,408)	(5,647)	(85,353)	(91,000)
International Small Cap Growth	(5,245)	(52,483)	(57,728)	(232)	71,753	71,521
Emerging Markets Growth	(2,237)	77	(2,160)	(8,903)	(21,531)	(30,434)
Emerging Leaders Growth	102	651	753	7	12,476	12,483
Emerging Markets Small Cap Growth (a)	1,213	1,858	3,071	1,040	2,322	3,362
132 Semi-Annual Report	June 30, 2012

	Net Change in Net Assets relating to Fund Share Activity (Dollars)
	Period Ended June 30, 2012			Year Ended December 31, 2011
Fund	Class N	Class I	Total	Class N	Class I	Total
Large Cap Value (a)	$171	$373	$544	$1,003	$1,461	$2,464
Small Cap Value	(557)	(4,115)	(4,672)	10,550	80,919	91,469
Mid Cap Value	(5)	193	188	58	1,227	1,285
Small-Mid Cap Value (b)	17	(8)	9	823	1,241	2,064
Bond	17,086	2,476	19,562	3,771	3,531	7,302
Income	11,686	6,950	18,636	8,675	(11,102)	(2,427)
Low Duration	2,057	20,004	22,061	(634)	(5,111)	(5,745)
Ready Reserves	20,843	—	20,843	55,204	—	55,204

(a)	For the period from October 24, 2011 (Commencement of Operations) to December 31, 2011.
(b)	For the period from December 15, 2011 (Commencement of Operations) to December 31, 2011.

	Sales (Shares)
	Period Ended June 30, 2012			Year Ended December 31, 2011
Fund	Class N	Class I	Total	Class N	Class I	Total
Growth	1,538	3,497	5,035	6,242	5,321	11,563
Large Cap Growth	70	206	276	125	451	576
Small Cap Growth	332	1,954	2,286	1,396	4,242	5,638
Mid Cap Growth	1,413	15,876	17,289	1,734	5,091	6,825
Small Mid-Cap Growth	1,184	5,375	6,559	997	4,690	5,687
Global Growth	144	111	255	59	378	437
International Growth	5,467	13,544	19,011	13,859	22,239	36,098
International Equity	7	185	192	58	2,177	2,235
International Small Cap Growth	89	2,982	3,071	409	12,634	13,043
Emerging Markets Growth	15	639	654	110	1,744	1,854
Emerging Leaders Growth	14	552	566	3	2,073	2,076
Emerging Markets Small Cap Growth (a)	125	164	289	104	232	336
Large Cap Value (a)	16	34	50	100	145	245
Small Cap Value	620	1,683	2,303	3,200	8,897	12,097
Mid Cap Value	—	25	25	8	151	159
Small-Mid Cap Value (b)	2	2	4	82	124	206
Bond	1,798	1,203	3,001	421	3,871	4,292
Income	2,496	1,565	4,061	2,705	967	3,672
Low Duration	489	3,658	4,147	301	5,769	6,070
Ready Reserves	363,966	—	363,966	838,996	—	838,996

	Reinvested Distributions (Shares)
	Period Ended June 30, 2012			Year Ended December 31, 2011
Fund	Class N	Class I	Total	Class N	Class I	Total
Growth	—	—	—	552	854	1,406
Large Cap Growth	—	—	—	—	5	5
Small Cap Growth	—	—	—	—	—	—
Mid Cap Growth	—	—	—	208	742	950
Small Mid-Cap Growth	—	—	—	239	1,356	1,595
Global Growth	—	—	—	—	21	21
International Growth	—	—	—	—	271	271
International Equity	—	—	—	—	—	—
International Small Cap Growth	—	—	—	17	286	303
Emerging Markets Growth	—	—	—	188	1,225	1,413
Emerging Leaders Growth	—	—	—	1	178	179
Emerging Markets Small Cap Growth (a)	—	—	—	—	—	—
Large Cap Value (a)	—	—	—	—	1	1
Small Cap Value	—	—	—	128	550	678
Mid Cap Value	—	—	—	—	8	8
Small-Mid Cap Value (b)	—	—	—	—	—	—
Bond	32	233	265	20	533	553
June 30, 2012	William Blair Funds 133

	Reinvested Distributions (Shares)
	Period Ended June 30, 2012			Year Ended December 31, 2011
Fund	Class N	Class I	Total	Class N	Class I	Total
Income	88	113	201	135	246	381
Low Duration	4	86	90	8	145	153
Ready Reserves	64	—	64	125	—	125

	Redemptions (Shares)
	Period Ended June 30, 2012			Year Ended December 31, 2011
Fund	Class N	Class I	Total	Class N	Class I	Total
Growth	3,308	2,157	5,465	5,345	5,968	11,313
Large Cap Growth	64	339	403	633	802	1,435
Small Cap Growth	3,056	3,302	6,358	8,432	7,958	16,390
Mid Cap Growth	523	1,322	1,845	465	2,990	3,455
Small Mid-Cap Growth	388	1,055	1,443	478	1,908	2,386
Global Growth	50	199	249	204	334	538
International Growth	14,911	11,854	26,765	68,547	27,431	95,978
International Equity	85	1,045	1,130	549	9,168	9,717
International Small Cap Growth	532	7,073	7,605	431	7,627	8,058
Emerging Markets Growth	197	647	844	911	4,152	5,063
Emerging Leaders Growth	1	474	475	3	1,006	1,009
Emerging Markets Small Cap Growth (a)	23	—	23	—	—	—
Large Cap Value (a)	—	—	—	—	—	—
Small Cap Value	655	2,001	2,656	2,509	3,505	6,014
Mid Cap Value	1	8	9	2	43	45
Small-Mid Cap Value (b)	—	3	3	—	—	—
Bond	281	1,208	1,489	95	4,083	4,178
Income	1,341	935	2,276	1,913	2,423	4,336
Low Duration	284	1,714	1,998	373	6,432	6,805
Ready Reserves	343,187	—	343,187	783,918	—	783,918

	Net Change in Shares Outstanding relating to Fund Share Activity (Shares)
	Period Ended June 30, 2012			Year Ended December 31, 2011
Fund	Class N	Class I	Total	Class N	Class I	Total
Growth	(1,770)	1,340	(430)	1,449	207	1,656
Large Cap Growth	6	(133)	(127)	(508)	(346)	(854)
Small Cap Growth	(2,724)	(1,348)	(4,072)	(7,036)	(3,716)	(10,752)
Mid Cap Growth	890	14,554	15,444	1,477	2,843	4,320
Small Mid-Cap Growth	796	4,320	5,116	758	4,138	4,896
Global Growth	94	(88)	6	(145)	65	(80)
International Growth	(9,444)	1,690	(7,754)	(54,688)	(4,921)	(59,609)
International Equity	(78)	(860)	(938)	(491)	(6,991)	(7,482)
International Small Cap Growth	(443)	(4,091)	(4,534)	(5)	5,293	5,288
Emerging Markets Growth	(182)	(8)	(190)	(613)	(1,183)	(1,796)
Emerging Leaders Growth	13	78	91	1	1,245	1,246
Emerging Markets Small Cap Growth (a)	102	164	266	104	232	336
Large Cap Value (a)	16	34	50	100	146	246
Small Cap Value	(35)	(318)	(353)	819	5,942	6,761
Mid Cap Value	(1)	17	16	6	116	122
Small-Mid Cap Value (b)	2	(1)	1	82	124	206
Bond	1,549	228	1,777	346	321	667
Income	1,243	743	1,986	927	(1,210)	(283)
Low Duration	209	2,030	2,239	(64)	(518)	(582)
Ready Reserves	20,843	—	20,843	55,203	—	55,203

(a)	For the period from October 24, 2011 (Commencement of Operations) to December 31, 2011.
(b)	For the period from December 15, 2011 (Commencement of Operations) to December 31, 2011.
134 Semi-Annual Report	June 30, 2012

Financial Highlights

Growth Fund

	Class N
	Period Ended June 30,	Years Ended December 31,
	2012	2011	2010		2009		2008	2007
Net asset value, beginning of year	$10.73	$11.28	$9.89		$7.12		$11.70	$11.42
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.04)	(0.01)		(0.02)		(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	1.00	(0.19)	1.40		2.79		(4.35)	1.53

Total from investment operations	0.96	(0.23)	1.39		2.77		(4.40)	1.49
Less distributions from:
Net investment income	—	—	—		—		—	—
Net realized gain	—	0.32	—		—		0.18	1.21

Total distributions	—	0.32	—		—		0.18	1.21

Net asset value, end of year	$11.69	$10.73	$11.28		$9.89		$7.12	$11.70

Total Return (%)*	8.95	(1.93)	14.05		38.90		(37.61)	13.17
Ratios to average daily net assets (%):**
Expenses	1.19	1.21	1.16		1.23		1.17	1.22
Net investment income (loss)	(0.69)	(0.37)	(0.13)		(0.20)		(0.54)	(0.35)
Net assets at end of year (in thousands)	$202,015	$204,476	$198,622		$153,987		$85,142	$125,601
Portfolio turnover rate (%)*	36	59	66		67		60	72

	Class I
	Period Ended June 30,	Years Ended December 31,
	2012	2011	2010		2009		2008	2007
Net asset value, beginning of year	$11.18	$11.71	$10.24		$7.35		$12.02	$11.66
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.00 ^	0.02		0.01		(0.02)	0.00 ^
Net realized and unrealized gain (loss) on investments	1.04	(0.20)	1.45		2.88		(4.47)	1.57

Total from investment operations	1.02	(0.20)	1.47		2.89		(4.49)	1.57
Less distributions from:
Net investment income	—	0.01	0.00	^	0.00	^	—	—
Net realized gain	—	0.32	—		—		0.18	1.21

Total distributions	—	0.33	0.00	^	0.00	^	0.18	1.21

Net asset value, end of year	$12.20	$11.18	$11.71		$10.24		$7.35	$12.02

Total Return (%)*	9.12	(1.60)	14.36		39.34		(37.35)	13.59
Ratios to average daily net assets (%):**
Expenses	0.87	0.86	0.84		0.89		0.85	0.87
Net investment income (loss)	(0.37)	(0.03)	0.20		0.14		(0.22)	0.00
Net assets at end of year (in thousands)	$411,548	$362,266	$376,991		$265,533		$153,444	$244,043
Portfolio turnover rate (%)*	36	59	66		67		60	72

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Redemption fees represent less than $0.005 per share for all periods.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2012	William Blair Funds 135

Financial Highlights

Large Cap Growth Fund

	Class N
	Period Ended June 30,	Years Ended December 31,
	2012	2011	2010	2009	2008	2007
Net asset value, beginning of year	$6.88	$7.14	$6.16	$4.68	$7.52	$6.88
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.01)	(0.00)^	(0.01)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	0.84	(0.25)	0.98	1.49	(2.82)	0.65

Total from investment operations	0.83	(0.26)	0.98	1.48	(2.84)	0.64
Less distributions from:
Net investment income	—	—	—	—	0.00 ^	—
Net realized gain	—	—	—	—	—	—

Total distributions	—	—	—	—	0.00 ^	—

Net asset value, end of year	$7.71	$6.88	$7.14	$6.16	$4.68	$7.52

Total Return (%)*	12.06	(3.64)	15.91	31.62	(37.76)	9.30
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.20	1.20	1.21	1.23	1.23	1.23
Expenses, before waivers and reimbursements	1.60	1.51	1.53	2.28	1.85	1.50
Net investment income (loss), net of waivers and reimbursements	(0.30)	(0.13)	(0.08)	(0.13)	(0.29)	(0.16)
Net investment income (loss), before waivers and reimbursements	(0.70)	(0.44)	(0.40)	(1.18)	(0.91)	(0.43)
Net assets at end of year (in thousands)	$3,840	$3,387	$7,135	$5,952	$4,842	$7,307
Portfolio turnover rate (%)*	23	67	54	88	85	60

	Class I
	Period Ended June 30,	Years Ended December 31,
	2012	2011	2010	2009	2008	2007
Net asset value, beginning of year	$7.03	$7.30	$6.30	$4.77	$7.64	$6.99
Income (loss) from investment operations:
Net investment income (loss)	0.00 ^	0.01	0.01	0.01	0.00 ^	0.01
Net realized and unrealized gain (loss) on investments	0.87	(0.27)	1.00	1.52	(2.87)	0.64

Total from investment operations	0.87	(0.26)	1.01	1.53	(2.87)	0.65
Less distributions from:
Net investment income	—	0.01	0.01	0.00 ^	0.00 ^	0.00 ^
Net realized gain	—	—	—	—	—	—

Total distributions	—	0.01	0.01	0.00 ^	0.00 ^	0.00 ^

Net asset value, end of year	$7.90	$7.03	$7.30	$6.30	$4.77	$7.64

Total Return (%)*	12.38	(3.54)	16.03	32.17	(37.56)	9.36
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.95	0.95	0.96	0.98	0.98	0.98
Expenses, before waivers and reimbursements	1.26	1.16	1.16	1.26	1.21	1.20
Net investment income (loss), net of waivers and reimbursements	(0.05)	0.11	0.16	0.12	(0.04)	0.18
Net investment income (loss), before waivers and reimbursements	(0.36)	(0.10)	(0.04)	(0.16)	(0.27)	(0.04)
Net assets at end of year (in thousands)	$23,159	$21,562	$24,900	$24,359	$18,437	$26,360
Portfolio turnover rate (%)*	23	67	54	88	85	60

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Redemption fees represent less than $0.005 per share for all periods.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

136 Semi-Annual Report	June 30, 2012

Financial Highlights

Small Cap Growth Fund

	Class N
	Period Ended June 30,	Years Ended December 31,
	2012	2011	2010	2009	2008	2007
Net asset value, beginning of year	$20.13	$23.22	$19.99	$11.79	$23.30	$25.41
Income (loss) from investment operations:
Net investment income (loss)	(0.13)	(0.28)	(0.21)	(0.15)	(0.19)	(0.33)
Net realized and unrealized gain (loss) on investments	1.98	(2.81)	3.44	8.35	(10.73)	(0.25)

Total from investment operations	1.85	(3.09)	3.23	8.20	(10.92)	(0.58)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	—	—	—	0.59	1.53

Total distributions	—	—	—	—	0.59	1.53

Net asset value, end of year	$21.98	$20.13	$23.22	$19.99	$11.79	$23.30

Total Return (%) *	9.19	(13.31)	16.16	69.55	(46.85)	(2.15)
Ratios to average daily net assets (%): **
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.50	1.50	1.49
Expenses, before waivers and reimbursements	1.61	1.59	1.52	1.55	1.50	1.49
Net investment income (loss), net of waivers and reimbursements	(1.16)	(1.25)	(1.03)	(0.93)	(1.05)	(1.24)
Net investment income (loss), before waivers and reimbursements	(1.27)	(1.34)	(1.05)	(0.98)	(1.05)	(1.24)
Net assets at end of year (in thousands)	$161,021	$202,341	$396,767	$469,746	$224,612	$540,137
Portfolio turnover rate (%)*	49	97	117	122	135	97

	Class I
	Period Ended June 30,	Years Ended December 31,
	2012	2011	2010	2009	2008	2007
Net asset value, beginning of year	$20.91	$24.07	$20.64	$12.14	$23.89	$25.94
Income (loss) from investment operations:
Net investment income (loss)	(0.10)	(0.23)	(0.16)	(0.11)	(0.14)	(0.25)
Net realized and unrealized gain (loss) on investments	2.05	(2.93)	3.59	8.61	(11.02)	(0.27)

Total from investment operations	1.95	(3.16)	3.43	8.50	(11.16)	(0.52)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	—	—	—	0.59	1.53

Total distributions	—	—	—	—	0.59	1.53

Net asset value, end of year	$22.86	$20.91	$24.07	$20.64	$12.14	$23.89

Total Return (%) *	9.33	(13.13)	16.62	70.02	(46.70)	(1.88)
Ratios to average daily net assets (%): **
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.20	1.20	1.20
Expenses, before waivers and reimbursements	1.41	1.35	1.25	1.20	1.20	1.20
Net investment income (loss), net of waivers and reimbursements	(0.90)	(1.00)	(0.76)	(0.63)	(0.75)	(0.94)
Net investment income (loss), before waivers and reimbursements	(1.06)	(1.10)	(0.76)	(0.63)	(0.75)	(0.94)
Net assets at end of year (in thousands)	$354,415	$352,397	$494,822	$293,052	$177,015	$554,282
Portfolio turnover rate (%)*	49	97	117	122	135	97

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Redemption fees represent less than $0.005 per share for all periods.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2012	William Blair Funds 137

Financial Highlights

Mid Cap Growth Fund

	Class N
	Period Ended June 30,	Years Ended December 31,
	2012	2011	2010	2009	2008	2007
Net asset value, beginning of year	$11.66	$12.50	$10.08	$7.41	$11.35	$10.46
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.08)	(0.05)	(0.04)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	0.85	0.25	2.47	2.71	(3.87)	1.59

Total from investment operations	0.82	0.17	2.42	2.67	(3.94)	1.52
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	1.01	—	—	0.00 ^	0.63

Total distributions	—	1.01	—	—	0.00 ^	0.63

Net asset value, end of year	$12.48	$11.66	$12.50	$10.08	$7.41	$11.35

Total Return (%)*	7.03	1.65	24.01	36.03	(34.71)	14.62
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.36	1.36	1.38
Expenses, before waivers and reimbursements	1.37	1.43	1.42	2.13	2.03	1.67
Net investment income (loss), net of waivers and reimbursements	(0.51)	(0.65)	(0.42)	(0.51)	(0.76)	(0.58)
Net investment income (loss), before waivers and reimbursements	(0.53)	(0.73)	(0.49)	(1.28)	(1.43)	(0.87)
Net assets at end of year (in thousands)	$43,311	$30,093	$13,802	$10,379	$4,803	$7,272
Portfolio turnover rate (%)*	35	70	73	87	76	66

	Class I
	Period Ended June 30,	Years Ended December 31,
	2012	2011	2010	2009	2008	2007
Net asset value, beginning of year	$11.87	$12.68	$10.20	$7.48	$11.42	$10.49
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.05)	(0.02)	(0.02)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	0.87	0.25	2.50	2.74	(3.89)	1.60

Total from investment operations	0.86	0.20	2.48	2.72	(3.94)	1.56
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	1.01	—	—	0.00 ^	0.63

Total distributions	—	1.01	—	—	0.00 ^	0.63

Net asset value, end of year	$12.73	$11.87	$12.68	$10.20	$7.48	$11.42

Total Return (%)*	7.25	1.86	24.31	36.36	(34.50)	14.95
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.05	1.10	1.10	1.11	1.11	1.12
Expenses, before waivers and reimbursements	1.05	1.13	1.15	1.28	1.23	1.37
Net investment income (loss), net of waivers and reimbursements	(0.19)	(0.42)	(0.14)	(0.26)	(0.51)	(0.32)
Net investment income (loss), before waivers and reimbursements	(0.19)	(0.45)	(0.19)	(0.43)	(0.63)	(0.57)
Net assets at end of year (in thousands)	$309,256	$115,661	$87,446	$60,455	$35,723	$38,121
Portfolio turnover rate (%)*	35	70	73	87	76	66

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Redemption fees represent less than $0.005 per share for all periods.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

138 Semi-Annual Report	June 30, 2012

Financial Highlights

Small-Mid Cap Growth Fund

	Class N
	Period Ended June 30,	Years Ended December 31,
	2012	2011	2010	2009	2008	2007
Net asset value, beginning of year	$13.00	$14.40	$11.73	$8.16	$13.10	$12.96
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.11)	(0.09)	(0.06)	(0.03)	(0.12)
Net realized and unrealized gain (loss) on investments	0.69	0.03	2.76	3.63	(4.91)	1.71

Total from investment operations	0.65	(0.08)	2.67	3.57	(4.94)	1.59
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	1.32	—	—	0.00 ^	1.45

Total distributions	—	1.32	—	—	0.00 ^	1.45

Net asset value, end of year	$13.65	$13.00	$14.40	$11.73	$8.16	$13.10

Total Return (%)*	5.00	(0.27)	22.76	43.75	(37.71)	12.34
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.36	1.36	1.36
Expenses, before waivers and reimbursements	1.60	1.46	1.46	1.49	1.41	1.42
Net investment income (loss), net of waivers and reimbursements	(0.64)	(0.77)	(0.76)	(0.60)	(0.26)	(0.79)
Net investment income (loss), before waivers and reimbursements	(0.89)	(0.88)	(0.87)	(0.73)	(0.31)	(0.85)
Net assets at end of year (in thousands)	$46,690	$34,123	$26,876	$23,576	$7,954	$17,074
Portfolio turnover rate (%)*	42	76	93	112	77	80

	Class I
	Period Ended June 30,	Years Ended December 31,
	2012	2011	2010	2009	2008	2007
Net asset value, beginning of year	$13.32	$14.68	$11.93	$8.27	$13.24	$13.06
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.08)	(0.06)	(0.03)	0.00 ^	(0.08)
Net realized and unrealized gain (loss) on investments	0.71	0.04	2.81	3.69	(4.97)	1.71

Total from investment operations	0.68	(0.04)	2.75	3.66	(4.97)	1.63
Less distributions from:
Net investment income	—	—	—	0.00 ^	—	—
Net realized gain	—	1.32	—	—	0.00 ^	1.45

Total distributions	—	1.32	—	0.00 ^	0.00 ^	1.45

Net asset value, end of year	$14.00	$13.32	$14.68	$11.93	$8.27	$13.24

Total Return (%)*	5.11	0.01	23.05	44.26	(37.54)	12.54
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.10	1.10	1.10	1.11	1.11	1.11
Expenses, before waivers and reimbursements	1.18	1.12	1.11	1.18	1.17	1.17
Net investment income (loss), net of waivers and reimbursements	(0.39)	(0.54)	(0.50)	(0.33)	0.03	(0.54)
Net investment income (loss), before waivers and reimbursements	(0.47)	(0.56)	(0.51)	(0.40)	(0.03)	(0.60)
Net assets at end of year (in thousands)	$291,105	$219,474	$181,189	$123,252	$75,525	$107,427
Portfolio turnover rate (%)*	42	76	93	112	77	80

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Redemption fees represent less than $0.005 per share for all periods.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2012	William Blair Funds 139

Financial Highlights

Global Growth Fund

	Class N
	Period Ended June 30,	Years Ended December 31,
	2012	2011	2010	2009	2008	2007(a)
Net asset value, beginning of year	$8.10	$8.40	$6.97	$4.96	$9.89	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.03	0.02	(0.01)	(0.01)	0.08	0.00 ^
Net realized and unrealized gain (loss) on investments	0.67	(0.31)	1.44	2.02	(4.98)	(0.11)

Total from investment operations	0.70	(0.29)	1.43	2.01	(4.90)	(0.11)
Less distributions from:
Net investment income	—	0.01	—	—	0.03	0.00 ^
Net realized gain	—	—	—	—	—	—

Total distributions	—	0.01	—	—	0.03	0.00 ^

Net asset value, end of year	$8.80	$8.10	$8.40	$6.97	$4.96	$9.89

Total Return (%) *	8.64	(3.47)	20.52	40.52	(49.52)	(1.10)
Ratios to average daily net assets (%): **
Expenses, net of waivers and reimbursements	1.50	1.50	1.52	1.55	1.55	1.55
Expenses, before waivers and reimbursements	1.79	1.82	1.93	2.61	2.17	2.14
Net investment income (loss), net of waivers and reimbursements	0.63	0.29	(0.09)	(0.17)	0.98	(0.08)
Net investment income (loss), before waivers and reimbursements	0.34	(0.03)	(0.50)	(1.23)	0.36	(0.67)
Net assets at end of year (in thousands)	$4,892	$3,740	$5,101	$4,721	$3,652	$9,089
Portfolio turnover rate (%)*	23	75	96	133	124	63

	Class I
	Period Ended June 30,	Years Ended December 31,
	2012	2011	2010		2009		2008	2007(a)
Net asset value, beginning of year	$8.09	$8.40	$6.96		$4.94		$9.91	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.04	0.04	0.01		0.00	^	0.08	0.00 ^
Net realized and unrealized gain (loss) on investments	0.67	(0.31)	1.43		2.02		(4.98)	(0.09)

Total from investment operations	0.71	(0.27)	1.44		2.02		(4.90)	(0.09)
Less distributions from:
Net investment income	—	0.04	0.00	^	0.00	^	0.07	0.00 ^
Net realized gain	—	—	—		—		—	—

Total distributions	—	0.04	0.00	^	0.00	^	0.07	0.00 ^

Net asset value, end of year	$8.80	$8.09	$8.40		$6.96		$4.94	$9.91

Total Return (%) *	8.78	(3.26)	20.73		40.90		(49.41)	(0.85)
Ratios to average daily net assets (%): **
Expenses, net of waivers and reimbursements	1.25	1.25	1.27		1.30		1.30	1.30
Expenses, before waivers and reimbursements	1.52	1.55	1.62		1.62		1.74	1.89
Net investment income (loss), net of waivers and reimbursements	0.87	0.52	0.16		0.05		1.05	0.14
Net investment income (loss), before waivers and reimbursements	0.60	0.22	(0.19)		(0.27)		0.61	(0.45)
Net assets at end of year (in thousands)	$41,481	$38,834	$39,776		$33,566		$24,353	$36,487
Portfolio turnover rate (%)*	23	75	96		133		124	63

(a)	For the period October 15, 2007 (Commencement of Operations) to December 31, 2007.
(b)	Excludes $0.00, $0.00, $0.00 $0.00 and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2011, 2010, 2009, 2008 and 2007, respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Redemption fees represent less than $0.005 per share for all periods.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

140 Semi-Annual Report	June 30, 2012

Financial Highlights

International Growth Fund

	Class N
	Period Ended June 30,	Years Ended December 31,
	2012	2011	2010	2009	2008	2007
Net asset value, beginning of year	$18.68	$21.85	$18.55	$13.12	$29.12	$27.70
Income (loss) from investment operations:
Net investment income (loss) (a)	0.19	0.26	0.14	0.07	0.29	0.12
Net realized and unrealized gain (loss) on investments	1.24	(3.43)	3.58	5.47	(15.54)	4.77

Total from investment operations	1.43	(3.17)	3.72	5.54	(15.25)	4.89
Less distributions from:
Net investment income	—	—	0.42	0.11	—	0.34
Net realized gain	—	—	—	—	0.75	3.13

Total distributions	—	—	0.42	0.11	0.75	3.47

Net asset value, end of year	$20.11	$18.68	$21.85	$18.55	$13.12	$29.12

Total Return (%) *	7.66	(14.51)	20.09	42.27	(52.33)	18.13
Ratios to average daily net assets (%): **
Expenses, net of waivers and reimbursements	1.45	1.45	1.43	1.45	1.39	1.40
Expenses, before waivers and reimbursements	1.45	1.46	1.43	1.46	1.39	1.40
Net investment income (loss), net of waivers and reimbursements	1.91	1.22	0.73	0.48	1.29	0.38
Net investment income (loss), before waivers and reimbursements	1.91	1.21	0.73	0.47	1.29	0.38
Net assets at end of year (in thousands)	$1,185,288	$1,277,534	$2,689,417	$2,539,596	$1,980,750	$5,161,753
Portfolio turnover rate (%)*	42	103	99	121	91	56

	Class I
	Period Ended June 30,	Years Ended December 31,
	2012	2011	2010	2009	2008	2007
Net asset value, beginning of year	$19.10	$22.34	$18.95	$13.40	$29.61	$28.10
Income (loss) from investment operations:
Net investment income (loss) (a)	0.23	0.30	0.20	0.12	0.37	0.21
Net realized and unrealized gain (loss) on investments	1.26	(3.48)	3.67	5.59	(15.83)	4.86

Total from investment operations	1.49	(3.18)	3.87	5.71	(15.46)	5.07
Less distributions from:
Net investment income	—	0.06	0.48	0.16	—	0.43
Net realized gain	—	—	—	—	0.75	3.13

Total distributions	—	0.06	0.48	0.16	0.75	3.56

Net asset value, end of year	$20.59	$19.10	$22.34	$18.95	$13.40	$29.61

Total Return (%) *	7.80	(14.23)	20.47	42.63	(52.17)	18.53
Ratios to average daily net assets (%): **
Expenses	1.16	1.15	1.14	1.17	1.08	1.09
Net investment income (loss)	2.25	1.40	0.99	0.74	1.58	0.69
Net assets at end of year (in thousands)	$2,138,367	$1,951,368	$2,392,762	$1,933,812	$1,150,188	$2,886,901
Portfolio turnover rate (%)*	42	103	99	121	91	56

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Redemption fees represent less than $0.005 per share for all periods.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2012	William Blair Funds 141

Financial Highlights

International Equity Fund

	Class N
	Period Ended June 30,	Years Ended December 31,
	2012	2011	2010	2009	2008	2007
Net asset value, beginning of year	$10.56	$12.12	$11.07	$8.35	$16.53	$15.21
Income (loss) from investment operations:
Net investment income (loss) (a)	0.08	0.13	0.06	0.09	0.10	0.09
Net realized and unrealized gain (loss) on investments	0.40	(1.69)	1.15	2.64	(8.16)	2.55

Total from investment operations	0.48	(1.56)	1.21	2.73	(8.06)	2.64
Less distributions from:
Net investment income	—	—	0.16	0.01	—	0.14
Net realized gain	—	—	—	—	0.12	1.18

Total distributions	—	—	0.16	0.01	0.12	1.32

Net asset value, end of year	$11.04	$10.56	$12.12	$11.07	$8.35	$16.53

Total Return (%) *	4.55	(12.87)	10.92	32.69	(48.75)	17.68
Ratios to average daily net assets (%): **
Expenses, net of waivers and reimbursements	1.45	1.45	1.45	1.45	1.45	1.45
Expenses, before waivers and reimbursements	1.74	1.60	1.66	1.59	1.45	1.47
Net investment income (loss), net of waivers and reimbursements	1.43	1.09	0.55	1.03	0.80	0.52
Net investment income (loss, before waivers and reimbursements)	1.14	0.94	0.34	0.89	0.80	0.50
Net assets at end of year (in thousands)	$6,228	$6,773	$13,733	$15,436	$42,824	$60,058
Portfolio turnover rate (%)*	46	99	71	88	92	70

	Class I
	Period Ended June 30,	Years Ended December 31,
	2012	2011	2010	2009	2008	2007
Net asset value, beginning of year	$10.67	$12.22	$11.16	$8.44	$16.66	$15.31
Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	0.17	0.10	0.08	0.15	0.13
Net realized and unrealized gain (loss) on investments	0.41	(1.72)	1.15	2.70	(8.25)	2.57

Total from investment operations	0.50	(1.55)	1.25	2.78	(8.10)	2.70
Less distributions from:
Net investment income	—	—	0.19	0.06	—	0.17
Net realized gain	—	—	—	—	0.12	1.18

Total distributions	—	—	0.19	0.06	0.12	1.35

Net asset value, end of year	$11.17	$10.67	$12.22	$11.16	$8.44	$16.66

Total Return (%) *	4.69	(12.68)	11.19	32.93	(48.61)	17.97
Ratios to average daily net assets (%): **
Expenses, net of waivers and reimbursements	1.20	1.20	1.20	1.20	1.20	1.20
Expenses, before waivers and reimbursements	1.45	1.33	1.28	1.39	1.22	1.25
Net investment income (loss), net of waivers and reimbursements	1.67	1.43	0.88	0.86	1.12	0.76
Net investment income (loss), before waivers and reimbursements	1.42	1.30	0.80	0.67	1.10	0.71
Net assets at end of year (in thousands)	$62,535	$68,884	$164,322	$282,732	$185,662	$348,551
Portfolio turnover rate (%)*	46	99	71	88	92	70

(a)	Excludes $0.00, $0.04, $0.00, $0.00, and $(0.07) of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2011, 2010, 2009, 2008, and 2007 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Redemption fees represent less than $0.005 per share for all periods.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

142 Semi-Annual Report	June 30, 2012

Financial Highlights

International Small Cap Growth Fund

	Class N
	Period Ended June 30,	Years Ended December 31,
	2012	2011	2010	2009	2008	2007
Net asset value, beginning of year	$11.36	$13.07	$10.40	$6.62	$13.98	$13.37
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	0.07	0.03	(0.01)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	0.64	(1.66)	2.66	3.79	(7.22)	1.72

Total from investment operations	0.70	(1.59)	2.69	3.78	(7.24)	1.70
Less distributions from:
Net investment income	—	0.12	0.02	—	—	0.05
Net realized gain	—	—	—	—	0.12	1.04

Total distributions	—	0.12	0.02	—	0.12	1.09

Net asset value, end of year	$12.06	$11.36	$13.07	$10.40	$6.62	$13.98

Total Return (%) *	6.16	(12.16)	25.88	57.10	(51.82)	13.06
Ratios to average daily net assets (%): **
Expenses, net of waivers and reimbursements	1.63	1.64	1.55	1.65	1.65	1.60
Expenses, before waivers and reimbursements	1.63	1.64	1.55	1.83	1.62	1.60
Net investment income (loss), net of waivers and reimbursements	0.95	0.55	0.30	(0.16)	(0.20)	(0.16)
Net investment income (loss), before waivers and reimbursements	0.95	0.55	0.30	(0.34)	(0.17)	(0.16)
Net assets at end of year (in thousands)	$14,814	$18,991	$21,916	$14,854	$11,363	$21,905
Portfolio turnover rate (%)*	36	85	85	136	78	88

	Class I
	Period Ended June 30,	Years Ended December 31,
	2012	2011	2010	2009	2008	2007
Net asset value, beginning of year	$11.46	$13.19	$10.49	$6.67	$14.01	$13.41
Income (loss) from investment operations:
Net investment income (loss) (a)	0.08	0.12	0.07	0.01	0.01	0.03
Net realized and unrealized gain (loss) on investments	0.64	(1.69)	2.68	3.83	(7.23)	1.71

Total from investment operations	0.72	(1.57)	2.75	3.84	(7.22)	1.74
Less distributions from:
Net investment income	—	0.16	0.05	0.02	—	0.10
Net realized gain	—	—	—	—	0.12	1.04

Total distributions	—	0.16	0.05	0.02	0.12	1.14

Net asset value, end of year	$12.18	$11.46	$13.19	$10.49	$6.67	$14.01

Total Return (%) *	6.28	(11.84)	26.24	57.51	(51.56)	13.34
Ratios to average daily net assets (%): **
Expenses, net of waivers and reimbursements	1.29	1.28	1.25	1.31	1.31	1.29
Expenses, before waivers and reimbursements	1.29	1.28	1.25	1.31	1.28	1.29
Net investment income (loss), net of waivers and reimbursements	1.29	0.92	0.61	0.11	0.11	0.18
Net investment income (loss), before waivers and reimbursements	1.29	0.92	0.61	0.11	0.14	0.18
Net assets at end of year (in thousands)	$337,714	$364,574	$349,679	$210,561	$89,452	$148,839
Portfolio turnover rate (%)*	36	85	85	136	78	88

(a)	Excludes $0.00, $0.15, $0.01, $(0.02), and $0.05 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2011, 2010, 2009, 2008, and 2007 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Redemption fees represent less than $0.005 per share for all periods.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2012	William Blair Funds 143

Financial Highlights

Emerging Markets Growth Fund

	Class N
	Period Ended June 30,	Years Ended December 31,
	2012	2011	2010	2009		2008	2007
Net asset value, beginning of year	$11.16	$15.76	$12.87	$7.46		$21.92	$19.42
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	0.07	(0.01)	0.00	^	0.11	(0.10)
Net realized and unrealized gain (loss) on investments	0.73	(2.84)	3.02	5.51		(13.63)	7.23

Total from investment operations	0.79	(2.77)	3.01	5.51		(13.52)	7.13
Less distributions from:
Net investment income	—	—	0.12	0.10		—	0.09
Net realized gain	—	1.83	—	—		0.94	4.54

Total distributions	—	1.83	0.12	0.10		0.94	4.63

Net asset value, end of year	$11.95	$11.16	$15.76	$12.87		$7.46	$21.92

Total Return (%) *	7.08	(17.29)	23.44	73.85		(61.71)	37.75
Ratios to average daily net assets (%): **
Expenses, net of waivers and reimbursements	1.69	1.68	1.63	1.70		1.67	1.65
Expenses, before waivers and reimbursements	1.69	1.68	1.63	1.81		1.65	1.69
Net investment income (loss), net of waivers and reimbursements	0.98	0.48	(0.05)	0.04		0.65	(0.45)
Net investment income (loss), before waivers and reimbursements	0.98	0.48	(0.05)	(0.07)		0.67	(0.49)
Net assets at end of year (in thousands)	$16,542	$17,474	$34,324	$27,271		$16,486	$76,413
Portfolio turnover rate (%)*	50	104	121	113		118	100

	Class I
	Period Ended June 30,	Years Ended December 31,
	2012	2011	2010	2009		2008	2007
Net asset value, beginning of year	$11.25	$15.87	$12.95	$7.51		$21.99	$19.47
Income (loss) from investment operations:
Net investment income (loss) (a)	0.08	0.11	0.04	0.03		0.15	(0.04)
Net realized and unrealized gain (loss) on investments	0.74	(2.85)	3.03	5.54		(13.69)	7.26

Total from investment operations	0.82	(2.74)	3.07	5.57		(13.54)	7.22
Less distributions from:
Net investment income	—	0.05	0.15	0.13		—	0.16
Net realized gain	—	1.83	—	—		0.94	4.54

Total distributions	—	1.88	0.15	0.13		0.94	4.70

Net asset value, end of year	$12.07	$11.25	$15.87	$12.95		$7.51	$21.99

Total Return (%) *	7.29	(17.00)	23.77	74.18		(61.60)	38.13
Ratios to average daily net assets (%): **
Expenses, net of waivers and reimbursements	1.39	1.38	1.36	1.41		1.41	1.40
Expenses, before waivers and reimbursements	1.39	1.38	1.36	1.41		1.39	1.40
Net investment income (loss), net of waivers and reimbursements	1.31	0.77	0.26	0.31		0.91	(0.20)
Net investment income (loss), before waivers and reimbursements	1.31	0.77	0.26	0.31		0.93	(0.20)
Net assets at end of year (in thousands)	$133,655	$124,739	$194,763	$180,329		$69,363	$280,370
Portfolio turnover rate (%)*	50	104	121	113		118	100

(a)	Excludes $0.00, $0.11, $0.15, $(0.09), and $0.21 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2011, 2010, 2009, 2008, and 2007 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Redemption fees represent less than $0.005 per share for all periods.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

144 Semi-Annual Report	June 30, 2012

Financial Highlights

Emerging Leaders Growth Fund

	Class N
	Period Ended June 30,	Periods Ended December 31,
	2012	2011	2010(a)
Net asset value, beginning of period	$7.68	$10.34	$8.80
Income (loss) from investment operations:
Net investment income (loss) (c)	0.04	0.04	(0.02)
Net realized and unrealized gain (loss) on investments	0.49	(2.08)	1.64

Total from investment operations	0.53	(2.04)	1.62
Less distributions from:
Net investment income	—	—	0.02
Net realized gain	—	0.62	0.06

Total distributions	—	0.62	0.08

Net asset value, end of period	$8.21	$7.68	$10.34

Total Return (%)*	6.90	(19.55)	18.43
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.65	1.65	1.65
Expenses, before waivers and reimbursements	2.10	1.83	1.71
Net investment income (loss), net of waivers and reimbursements	1.02	0.44	(0.38)
Net investment income (loss), before waivers and reimbursements	0.57	0.26	(0.44)
Net assets at end of year (in thousands)	$154	$46	$53
Portfolio turnover rate (%)*	52	142	176

	Class I
	Period Ended June 30,	Periods Ended December 31,
	2012	2011	2010	2009	2008(b)
Net asset value, beginning of period	$7.66	$10.35	$8.43	$4.79	$10.00
Income (loss) from investment operations:
Net investment income (loss) (c)	0.06	0.06	0.02	0.02	0.04
Net realized and unrealized gain (loss) on investments	0.47	(2.08)	1.98	3.73	(5.25)

Total from investment operations	0.53	(2.02)	2.00	3.75	(5.21)
Less distributions from:
Net investment income	—	0.05	0.02	0.11	0.00 ^
Net realized gain	—	0.62	0.06	—	—
Return of capital	—	0.00 ^	—	—	—

Total distributions	—	0.67	0.08	0.11	0.00^

Net asset value, end of period	$8.19	$7.66	$10.35	$8.43	$4.79

Total Return (%)*	6.92	(19.34)	23.70	78.38	(52.09)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.40	1.40	1.40	1.40	1.40
Expenses, before waivers and reimbursements	1.78	1.58	1.52	1.54	1.56
Net investment income (loss), net of waivers and reimbursements	1.36	0.69	0.25	0.37	0.70
Net investment income (loss), before waivers and reimbursements	0.98	0.51	0.13	0.23	0.54
Net assets at end of year (in thousands)	$23,769	$21,610	$16,332	$8,823	$2,914
Portfolio turnover rate (%)*	52	142	176	176	151

(a)	For the period May 3, 2010 (Commencement of Operations) to December 31, 2010.
(b)	For the period March 26, 2008 (Commencement of Operations) to December 31, 2008.
(c)	Excludes $0.00, $0.96, $1.29, and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2011, 2010, 2009, and 2008 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Redemption fees represent less than $0.005 per share for all periods.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2012	William Blair Funds 145

Financial Highlights

Emerging Markets Small Cap Growth Fund

	Class N
	Period Ended June 30,	Period Ended December 31,
	2012	2011(a)
Net asset value, beginning of period	$9.73	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.08	0.00 ^
Net realized and unrealized gain (loss) on investments	1.31	(0.27)

Total from investment operations	1.39	(0.27)
Less distributions from:
Net investment income	—	—
Net realized gain	—	—

Total distributions	—	—

Net asset value, end of period	$11.12	$9.73

Total Return (%)*	14.29	(2.70)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.65	1.65
Expenses, before waivers and reimbursements	3.92	9.53
Net investment income (loss), net of waivers and reimbursements	1.47	0.08
Net investment income (loss), before waivers and reimbursements	(0.80)	(7.80)
Net assets at end of year (in thousands)	$2,293	$1,012
Portfolio turnover rate (%)*	27	17

	Class I
	Period Ended June 30,	Period Ended December 31,
	2012	2011(a)
Net asset value, beginning of period	$9.73	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.08	0.01
Net realized and unrealized gain (loss) on investments	1.33	(0.28)

Total from investment operations	1.41	(0.27)
Less distributions from:
Net investment income	—	—
Net realized gain	—	—

Total distributions	—	—

Net asset value, end of period	$11.14	$9.73

Total Return (%)*	14.49	(2.70)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.40	1.40
Expenses, before waivers and reimbursements	3.65	9.28
Net investment income (loss), net of waivers and reimbursements	1.49	0.33
Net investment income (loss), before waivers and reimbursements	(0.76)	(7.55)
Net assets at end of year (in thousands)	$4,408	$2,260
Portfolio turnover rate (%)*	27	17

(a)	For the period October 24, 2011 (Commencement of Operations) to December 31, 2011.
(b)	Excludes $0.00, of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the year 2011
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Redemption fees represent less than $0.005 per share for all periods.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

146 Semi-Annual Report	June 30, 2012

Financial Highlights

Large Cap Value Fund

	Class N
	Period Ended June 30,	Period Ended December 31,
	2012	2011(a)
Net asset value, beginning of period	$9.95	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.03
Net realized and unrealized gain (loss) on investments	0.86	(0.05)

Total from investment operations	0.91	(0.02)
Less distributions from:
Net investment income	—	0.03
Net realized gain	—	0.00 ^

Total distributions	—	0.03

Net asset value, end of period	$10.86	$9.95

Total Return (%)*	9.15	(0.19)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.20	1.20
Expenses, before waivers and reimbursements	3.38	7.83
Net investment income (loss), net of waivers and reimbursements	0.89	1.41
Net investment income (loss), before waivers and reimbursements	(1.29)	(5.22)
Net assets at end of year (in thousands)	$1,257	$998
Portfolio turnover rate (%)*	15	5

	Class I
	Period Ended June 30,	Period Ended December 31,
	2012	2011(a)
Net asset value, beginning of period	$9.95	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.03
Net realized and unrealized gain (loss) on investments	0.87	(0.05)

Total from investment operations	0.93	(0.02)
Less distributions from:
Net investment income	—	0.03
Net realized gain	—	0.00 ^

Total distributions	—	0.03

Net asset value, end of period	$10.88	$9.95

Total Return (%)*	9.35	(0.19)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.95	0.95
Expenses, before waivers and reimbursements	3.14	7.58
Net investment income (loss), net of waivers and reimbursements	1.15	1.66
Net investment income (loss), before waivers and reimbursements	(1.04)	(4.97)
Net assets at end of year (in thousands)	$1,955	$1,455
Portfolio turnover rate (%)*	15	5

(a)	For the period October 24, 2011 (Commencement of Operations) to December 31, 2011.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Redemption fees represent less than $0.005 per share for all periods.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2012	William Blair Funds 147

Financial Highlights

Small Cap Value Fund

	Class N
	Period Ended June 30,	Years Ended December 31,
	2012	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.26	$13.71	$10.49	$8.33	$11.31	$16.27
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.00 ^	0.03	0.06	0.09	0.02
Net realized and unrealized gain (loss) on investments	0.57	(0.97)	3.22	2.13	(3.02)	(0.96)

Total from investment operations	0.67	(0.97)	3.25	2.19	(2.93)	(0.94)
Less distributions from:
Net investment income	—	0.02	0.03	0.03	0.05	—
Net realized gain	—	0.46	—	—	—	4.02
Return of capital	—	0.00 ^	—	—	—	—

Total distributions	—	0.48	0.03	0.03	0.05	4.02

Net asset value, end of year	$12.93	$12.26	$13.71	$10.49	$8.33	$11.31

Total Return (%)*	5.46	(6.95)	30.94	26.24	(25.85)	(5.54)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.41	1.38	1.33	1.29	1.29	1.33
Expenses, before waivers and reimbursements	1.59	1.60	1.57	1.78	1.82	1.66
Net investment income (loss), net of waivers and reimbursements	1.59	(0.01)	0.25	0.68	0.84	0.10
Net investment income (loss), before waivers and reimbursements	1.41	(0.23)	0.01	0.19	0.31	(0.23)
Net assets at end of year (in thousands)	$42,463	$40,712	$34,285	$7,745	$7,061	$11,791
Portfolio turnover rate (%)*	28	65	71	62	87	102

	Class I
	Period Ended June 30,	Years Ended December 31,
	2012	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.47	$13.93	$10.65	$8.45	$11.50	$16.51
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.03	0.05	0.08	0.11	0.09
Net realized and unrealized gain (loss) on investments	0.57	(0.98)	3.27	2.16	(3.08)	(1.01)

Total from investment operations	0.69	(0.95)	3.32	2.24	(2.97)	(0.92)
Less distributions from:
Net investment income	—	0.03	0.04	0.04	0.08	0.07
Net realized gain	—	0.46	—	—	—	4.02
Return of capital	—	0.02	—	—	—	—

Total distributions	—	0.51	0.04	0.04	0.08	4.09

Net asset value, end of year	$13.16	$12.47	$13.93	$10.65	$8.45	$11.50

Total Return (%)*	5.53	(6.68)	31.16	26.56	(25.77)	(5.31)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.16	1.14	1.10	1.09	1.09	1.09
Expenses, before waivers and reimbursements	1.29	1.30	1.29	1.50	1.57	1.37
Net investment income (loss), net of waivers and reimbursements	1.82	0.26	0.43	0.86	1.06	0.52
Net investment income (loss), before waivers and reimbursements	1.69	0.10	0.24	0.45	0.58	0.24
Net assets at end of year (in thousands)	$197,043	$190,686	$130,214	$47,114	$29,188	$35,327
Portfolio turnover rate (%)*	28	65	71	62	87	102

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Redemption fees represent less than $0.005 per share for all periods.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

148 Semi-Annual Report	June 30, 2012

Financial Highlights

Mid Cap Value Fund

	Class N
	Period Ended June 30,	Periods Ended December 31,
	2012	2011	2010(a)
Net asset value, beginning of period	$10.48	$10.75	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.12	0.09
Net realized and unrealized gain (loss) on investments	0.45	(0.17)	0.74

Total from investment operations	0.49	(0.05)	0.83
Less distributions from:
Net investment income	—	0.09	0.06
Net realized gain	—	0.13	0.02

Total distributions	—	0.22	0.08

Net asset value, end of period	$10.97	$10.48	$10.75

Total Return (%)*	4.68	(0.34)	8.36
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.35	1.35	1.35
Expenses, before waivers and reimbursements	3.32	3.85	5.09
Net investment income (loss), net of waivers and reimbursements	0.65	1.15	0.92
Net investment income (loss), before waivers and reimbursements	(1.32)	(1.35)	(2.82)
Net assets at end of year (in thousands)	$56	$58	$4
Portfolio turnover rate (%)*	30	69	35

	Class I
	Period Ended June 30,	Periods Ended December 31,
	2012	2011	2010(a)
Net asset value, beginning of period	$10.48	$10.76	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.13	0.11
Net realized and unrealized gain (loss) on investments	0.45	(0.17)	0.75

Total from investment operations	0.50	(0.04)	0.86
Less distributions from:
Net investment income	—	0.11	0.08
Net realized gain	—	0.13	0.02

Total distributions	—	0.24	0.10

Net asset value, end of period	$10.98	$10.48	$10.76

Total Return (%)*	4.77	(0.25)	8.66
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.10	1.10	1.10
Expenses, before waivers and reimbursements	3.08	3.60	4.92
Net investment income (loss), net of waivers and reimbursements	0.90	1.20	1.10
Net investment income (loss), before waivers and reimbursements	(1.08)	(1.30)	(2.72)
Net assets at end of year (in thousands)	$4,924	$4,515	$3,389
Portfolio turnover rate (%)*	30	69	35

(a)	For the period May 3, 2010 (Commencement of Operations) to December 31, 2010.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Redemption fees represent less than $0.005 per share for all periods.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2012	William Blair Funds 149

Financial Highlights

Small-Mid Cap Value Fund

	Class N
	Period Ended June 30,	Period Ended December 31,
	2012	2011 (a)
Net asset value, beginning of period	$10.45	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.00	^
Net realized and unrealized gain (loss) on investments	0.42	0.45

Total from investment operations	0.48	0.45
Less distributions from:
Net investment income	—	—
Net realized gain	—	—

Total distributions	—	—

Net asset value, end of period	$10.93	$10.45

Total Return (%) *	4.59	4.50
Ratios to average daily net assets (%): **
Expenses, net of waivers and reimbursements	1.40	1.40
Expenses, before waivers and reimbursements	5.13	18.68
Net investment income (loss), net of waivers and reimbursements	1.05	0.53
Net investment income (loss), before waivers and reimbursements	(2.68)	(16.75)
Net assets at end of year (in thousands)	$916	$860
Portfolio turnover rate (%)*	26	1

	Class I
	Period Ended June 30,	Period Ended December 31,
	2012	2011(a)
Net asset value, beginning of period	$10.45	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.00	^
Net realized and unrealized gain (loss) on investments	0.42	0.45

Total from investment operations	0.49	0.45
Less distributions from:
Net investment income	—	—
Net realized gain	—	—

Total distributions	—	—

Net asset value, end of period	$10.94	$10.45

Total Return (%) *	4.69	4.50
Ratios to average daily net assets (%): **
Expenses, net of waivers and reimbursements	1.15	1.15
Expenses, before waivers and reimbursements	4.89	18.43
Net investment income (loss), net of waivers and reimbursements	1.30	0.79
Net investment income (loss), before waivers and reimbursements	(2.44)	(16.49)
Net assets at end of year (in thousands)	$1,349	$1,296
Portfolio turnover rate (%)*	216	1

(a)	For the period December 15, 2011 (Commencement of Operations) to December 31, 2011.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Redemption fees represent less than $0.005 per share for all periods.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

150 Semi-Annual Report	June 30, 2012

Financial Highlights

Bond Fund

	Class N
	Period Ended June 30,	Periods Ended December 31,
	2012	2011	2010	2009	2008	2007 (a)
Net asset value, beginning of period	$10.91	$10.70	$10.40	$9.82	$10.07	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.43	0.46	0.48	0.47	0.31
Net realized and unrealized gain (loss) on investments	0.22	0.34	0.35	0.59	(0.31)	0.02

Total from investment operations	0.42	0.77	0.81	1.07	0.16	0.33
Less distributions from:
Net investment income	0.23	0.47	0.48	0.49	0.41	0.26
Net realized gain	—	0.09	0.03	—	—	—

Total distributions	0.23	0.56	0.51	0.49	0.41	0.26

Net asset value, end of period	$11.10	$10.91	$10.70	$10.40	$9.82	$10.07

Total Return (%) *	3.93	7.41	7.86	11.11	1.64	3.38
Ratios to average daily net assets (%): **
Expenses, net of waivers and reimbursements	0.65	0.65	0.65	0.65	0.65	0.65
Expenses, before waivers and reimbursements	0.77	0.76	0.70	1.40	2.47	0.81
Net investment income (loss), net of waivers and reimbursements	3.63	3.97	4.25	4.76	4.69	4.80
Net investment income (loss), before waivers and reimbursements	3.51	3.86	4.20	4.01	2.87	4.64
Net assets at end of year (in thousands)	$25,679	$8,345	$4,479	$3,580	$407	$736
Portfolio turnover rate (%)*	12	28	25	29	52	38

	Class I
	Period Ended June 30,	Periods Ended December 31,
	2012	2011	2010	2009	2008	2007 (a)
Net asset value, beginning of period	$10.80	$10.59	$10.31	$9.72	$10.04	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.45	0.47	0.49	0.48	0.32
Net realized and unrealized gain (loss) on investments	0.22	0.33	0.33	0.59	(0.31)	0.02

Total from investment operations	0.43	0.78	0.80	1.08	0.17	0.34
Less distributions from:
Net investment income	0.24	0.48	0.49	0.49	0.49	0.30
Net realized gain	—	0.09	0.03	—	—	—

Total distributions	0.24	0.57	0.52	0.49	0.49	0.30

Net asset value, end of period	$10.99	$10.80	$10.59	$10.31	$9.72	$10.04

Total Return (%) *	4.03	7.62	7.89	11.40	1.72	3.50
Ratios to average daily net assets (%): **
Expenses, net of waivers and reimbursements	0.50	0.50	0.50	0.50	0.50	0.50
Expenses, before waivers and reimbursements	0.56	0.55	0.55	0.58	0.71	0.67
Net investment income (loss), net of waivers and reimbursements	3.78	4.17	4.41	4.92	4.90	4.95
Net investment income (loss), before waivers and reimbursements	3.72	4.12	4.36	4.84	4.69	4.78
Net assets at end of year (in thousands)	$159,385	$154,224	$147,807	$127,538	$63,763	$55,873
Portfolio turnover rate (%)*	12	28	25	29	52	38

(a)	For the period May 1, 2007 (Commencement of Operations) to December 31, 2007.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2012	William Blair Funds 151

Financial Highlights

Income Fund

	Class N
	Period Ended June 30,	Years Ended December 31,
	2012	2011	2010	2009	2008	2007
Net asset value, beginning of year	$9.32	$9.22	$9.07	$8.69	$9.29	$9.74
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.32	0.35	0.40	0.37	0.45
Net realized and unrealized gain (loss) on investments	0.14	0.15	0.19	0.44	(0.59)	(0.35)

Total from investment operations	0.27	0.47	0.54	0.84	(0.22)	0.10

Less distributions from:
Net investment income	0.17	0.37	0.39	0.46	0.38	0.55
Net realized gain	—	—	—	—	—	—

Total distributions	0.17	0.37	0.39	0.46	0.38	0.55

Net asset value, end of year	$9.42	$9.32	$9.22	$9.07	$8.69	$9.29

Total Return (%) *	2.94	5.21	6.04	9.88	(2.46)	1.08
Ratios to average daily net assets (%): **
Expenses, net of waivers and reimbursements	0.82	0.85	0.85	0.85	0.90	0.79
Expenses, before waivers and reimbursements	0.82	0.91	0.85	0.93	0.93	0.81
Net investment income (loss), net of waivers and reimbursements	2.88	3.40	3.79	4.48	4.38	4.73
Net investment income (loss), before waivers and reimbursements	2.88	3.34	3.79	4.41	4.35	4.71
Net assets at end of year (in thousands)	$56,975	$44,802	$35,755	$37,567	$47,009	$75,188
Portfolio turnover rate (%)*	16	39	29	40	38	34

	Class I
	Period Ended June 30,	Years Ended December 31,
	2012	2011	2010	2009	2008	2007
Net asset value, beginning of year	$9.25	$9.15	$9.00	$8.64	$9.30	$9.69
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.34	0.37	0.41	0.39	0.47
Net realized and unrealized gain (loss) on investments	0.13	0.15	0.19	0.43	(0.59)	(0.34)

Total from investment operations	0.28	0.49	0.56	0.84	(0.20)	0.13

Less distributions from:
Net investment income	0.18	0.39	0.41	0.48	0.46	0.52
Net realized gain	—	—	—	—	—	—

Total distributions	0.18	0.39	0.41	0.48	0.46	0.52

Net asset value, end of year	$9.35	$9.25	$9.15	$9.00	$8.64	$9.30

Total Return (%) *	3.08	5.46	6.33	9.89	(2.26)	1.36
Ratios to average daily net assets (%): **
Expenses, net of waivers and reimbursements	0.57	0.64	0.63	0.66	0.72	0.60
Net investment income (loss), net of waivers and reimbursements	3.13	3.66	4.01	4.67	4.57	4.91
Net assets at end of year (in thousands)	$74,836	$67,183	$77,522	$80,041	$93,426	$129,442
Portfolio turnover rate (%)*	16	39	29	40	38	34

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

152 Semi-Annual Report	June 30, 2012

Financial Highlights

Low Duration Fund

	Class N
	Period Ended June 30,	Periods Ended December 31,
	2012	2011	2010	2009(a)
Net asset value, beginning of period	$9.82	$9.90	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.15	0.13	0.01
Net realized and unrealized gain (loss) on investments	0.08	0.02	0.05	(0.07)

Total from investment operations	0.16	0.17	0.18	(0.06)
Less distributions from:
Net investment income	0.14	0.25	0.21	0.01
Net realized gain	—	—	—	—

Total distributions	0.14	0.25	0.21	0.01

Net asset value, end of period	$9.84	$9.82	$9.90	$9.93

Total Return (%) *	1.59	1.73	1.86	(0.60)
Ratios to average daily net assets (%): **
Expenses, net of waivers and reimbursements	0.70	0.70	0.70	0.70
Expenses, before waivers and reimbursements	0.73	0.73	0.78	0.94
Net investment income (loss), net of waivers and reimbursements	1.58	1.52	1.33	1.27
Net investment income (loss), before waivers and reimbursements	1.55	1.49	1.25	1.03
Net assets at end of year (in thousands)	$8,322	$6,260	$6,937	$1,861
Portfolio turnover rate (%)*	12	43	51	—

	Class I
	Period Ended June 30,	Periods Ended December 31,
	2012	2011	2010	2009(a)
Net asset value, beginning of period	$9.82	$9.89	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.17	0.15	0.01
Net realized and unrealized gain (loss) on investments	0.08	0.02	0.04	(0.07)

Total from investment operations	0.16	0.19	0.19	(0.06)
Less distributions from:
Net investment income	0.14	0.26	0.23	0.01
Net realized gain	—	—	—	—

Total distributions	0.14	0.26	0.23	0.01

Net asset value, end of period	$9.84	$9.82	$9.89	$9.93

Total Return (%) *	1.67	1.99	1.89	(0.59)
Ratios to average daily net assets (%): **
Expenses, net of waivers and reimbursements	0.55	0.55	0.55	0.55
Expenses, before waivers and reimbursements	0.56	0.58	0.63	0.79
Net investment income (loss), net of waivers and reimbursements	1.73	1.67	1.46	1.39
Net investment income (loss), before waivers and reimbursements	1.72	1.64	1.38	1.15
Net assets at end of year (in thousands)	$102,941	$82,828	$88,568	$79,773
Portfolio turnover rate (%)*	12	43	51	—

(a)	For the period December 1, 2009 (Commencement of Operations) to December 31, 2009.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2012	William Blair Funds 153

Financial Highlights

Ready Reserve Fund

	Class N
	Period Ended June 30,		Years Ended December 31,
	2012		2011		2010		2009		2008	2007
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.00	^	0.00	^	0.00	^	0.00	^	0.02	0.05
Net realized and unrealized gain (loss) on investments	—		—		—		—		—	—

Total from investment operations	0.00	^	0.00	^	0.00	^	0.00	^	0.02	0.05
Less distributions from:
Net investment income	0.00	^	0.00	^	0.00	^	0.00	^	0.02	0.05
Net realized gain	—		—		—		—		—	—

Total distributions	0.00	^	0.00	^	0.00	^	0.00	^	0.02	0.05

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total Return (%) *	0.00		0.01		0.01		0.10		2.20	4.75
Ratios to average daily net assets (%): **
Expenses, net of waivers and reimbursements	0.13		0.14		0.24		0.46		0.60	0.63
Expenses, before waivers and reimbursements	0.62		0.62		0.61		0.66		0.60	0.63
Net investment income (loss), net of waivers and reimbursements	0.01		0.01		0.01		0.11		2.12	4.63
Net investment income (loss), before waivers and reimbursements	(0.48)		(0.47)		(0.36)		(0.09)		2.12	4.63
Net assets at end of year (in thousands)	$1,292,589		$1,271,746		$1,216,543		$1,352,901		$1,841,189	$1,399,537

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

154 Semi-Annual Report	June 30, 2012

Trustees and Officers (Unaudited). The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees
Michelle R. Seitz, 1965*	Chairperson of the Board of Trustees and President	Trustee since 2002; Chairperson since 2010 Since 2007	Partner, William Blair & Company, L.L.C.; Limited Partner, WB Holdings, L.P. (since November 2008); Member, WBC GP, L.L.P. (since November 2008)	25	Director, William Blair SICAV; Financial Accounting Foundation (FAF)

Richard W. Smirl, 1967*	Trustee and Senior Vice President	Trustee since 2010 and Senior Vice President Since 2007	Partner, William Blair & Company, L.L.C.	25	Director, William Blair SICAV

Non-Interested Trustees
Phillip O. Peterson, 1944	Trustee	Since 2007	Retired; formerly, President, Strong Mutual Funds, 2004-2005; formerly, Partner, KPMG LLP	25	The Hartford Group of Mutual Funds (87 portfolios); Symetra Mutual Funds Trust (variable annuity funds) (14 portfolios)

Lisa A. Pollina, 1965	Trustee	Since 2011	Senior Advisor to head of RBC Financial Group’s International Banking and Insurance division since 2010; formerly, Bank of America Corporation, Global Financial Institutions Executive from 2006-2008 and multiple Advisory from 2008-2010; prior thereto roles, Managing Partner, Bordeaux Capital from 2002-2006.	25	Darkstrand, high-speed fiber optic network provider (2009 to 2010); Jane Addams Hull House Association, Board of Trustees (2003 to 2009)

Donald J. Reaves, 1946	Trustee	Since 2004	Chancellor, Winston-Salem State University since 2007; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago 2002-2007.	25	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company

Donald L. Seeley, 1944	Trustee	Since 2003	Retired; formerly, Director, Applied Investment Management Program, University of Arizona Department of Finance, prior thereto, Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	25	Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer; Center for Furniture Craftsmanship (not-for-profit)
June 30, 2012	William Blair Funds 155

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. Companies; Director and Investment Committee Chairman of the US Accenture Foundation, Inc.; prior to 2005, Managing Partner of various divisions at Accenture	25	Mutual Trust Financial Group, provider of insurance and investment products; Board Member First MetLife Investors Insurance Company, NY Chartered Company for Metropolitan Life Insurance

Officers
Michael P. Balkin, 1959	Senior Vice President Vice President	Since 2009 2008-2009	Partner, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Partner, Magnetar Capital		N/A

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Partner, William Blair & Company, L.L.C.		N/A

David C. Fording, 1967	Senior Vice President Vice President	Since 2009 2006-2009	Partner, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Portfolio Manager, TIAA-CREF.		N/A

James S. Golan, 1961	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C.		N/A

W. George Greig, 1952	Senior Vice President	Since 1996	Partner, William Blair & Company, L.L.C.		N/A

Michael A. Jancosek, 1959	Senior Vice President	Since 2004	Partner, William Blair & Company L.L.C.		N/A

John F. Jostrand, 1954	Senior Vice President	Since 1999	Partner, William Blair & Company, L.L.C.		N/A

Chad M. Kilmer, 1975	Senior Vice President Vice President	Since 2011 2006-2011	Partner, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former analyst and Portfolio Manager U.S. Bancorp Asset Management.		N/A

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Partner, William Blair & Company, L.L.C.		Chairman, AG. Med, Inc.

Mark T. Leslie, 1967	Senior Vice President Vice President	Since 2008 2005-2008	Partner, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.		N/A

Matthew A. Litfin, 1972	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.		N/A

Kenneth J. McAtamney 1966	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.		N/A
156 Semi-Annual Report	June 30, 2012

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
Todd M. McClone, 1968	Senior Vice President Vice President	Since 2006 2005-2006	Partner, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A N/A

David Merjan, 1960	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.	N/A

David S. Mitchell, 1960	Senior Vice President	Since 2004	Partner, William Blair & Company, L.L.C.	N/A

David P. Ricci, 1958	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C.	N/A

Brian D. Singer, 1960	Senior Vice President Vice President	Since 2012 2011-2012

Partner, William Blair & Company, L.L.C.

Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Managing Partner, Singer Partners, LLC (2009-2011); prior thereto, UBS Global Asset Management (Americas) Inc. (2003-2007)

N/A

Paul J. Sularz, 1967	Senior Vice President Vice President	Since 2012 2009-2012	Partner, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; Vice President, J.P. Morgan Securities, Inc.	N/A

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Partner, William Blair & Company, L.L.C.	N/A

Christopher T. Vincent, 1956	Senior Vice President	Since 2004	Partner, William Blair & Company, L.L.C.	N/A

Kathleen M. Lynch, 1971	Vice President	Since 2010	Associate, William Blair & Company, L.L.C.	N/A

David F. Hone, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Portfolio Manager Large Cap Value, Deutsche Asset Management (2002-2010)	N/A

John Abunassar, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2009-2011); prior thereto. President and CEO of Allegiant Asset	N/A

Peter Carl, 1967	Vice President	Since 2011	Associate, William Blair & Company L.L.C. (since 2011); prior thereto, Portfolio Manager, Guidance Capital LLC (2006-2011)	N/A

D. Trowbridge Elliman III, 1957	Vice President	Since 2011	Associate, William Blair & Company L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2001-2011)	N/A
June 30, 2012	William Blair Funds 157

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
Christopher Walvoord, 1966	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2002-2011)	N/A

Brian Ziv, 1957	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2001-2011)	N/A

Edwin Denson, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Managing Partner, Singer Partners, LLC (2009-2011); prior thereto, UBS Global Asset Management (Americas) Inc. (2001-2009)	N/A

Thomas Clarke, 1968	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Managing Partner, Singer Partners, LLC (2009-2011); prior thereto, UBS Global Asset Management (Americas) Inc. (2000-2009)	N/A

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair & Company, L.L.C.; Associate Counsel and Chief Compliance Officer, Calamos Investments; Assistant General Counsel, American Century Investments.	N/A

Colette M. Garavalia, 1961	Treasurer	Since 2009	Associate, William Blair & Company, L.L.C.	N/A

	Secretary	2000-2009	Associate, William Blair & Company, L.L.C.	N/A

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair & Company, L.L.C.; Associate, Bell, Boyd & Lloyd, LLP; Associate, Sidley Austin LLP	N/A

John M. Raczek, 1970	Assistant Treasurer	Since 2010	Associate, William Blair & Company, L.L.C.; Manager, Calamos Investments	N/A

*	Ms. Seitz and Mr. Smirl are interested persons of the William Blair Funds because each is a partner of William Blair & Company, L.L.C., the Fund’s investment advisor, principal underwriter and distributor.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the earlier of (a) the non-interested Trustee’s 72nd birthday or (b) the 15th anniversary of the date that the non-interested Trustee was first elected or appointed as a member of the Board of Trustees. The Fund’s officers, except the Chief Compliance Officer, are elected annually by the Trustees. The Fund’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of the non-interested Trustees.
(2)	In November 2008, all partners of William Blair & Company, L.L.C. also became limited partners in WB Holdings, L.P.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

158 Semi-Annual Report	June 30, 2012

Renewal of the Trust’s Management Agreement

On April 24, 2012, the Board of Trustees (the “Board”) of the William Blair Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the renewal for an additional one-year term of the Trust’s Management Agreement with William Blair & Company, L.L.C. (the “Advisor”), on behalf of each of the William Blair Growth Fund, the William Blair Large Cap Growth Fund, the William Blair Small Cap Growth Fund, the William Blair Mid Cap Growth Fund, the William Blair Small-Mid Cap Growth Fund, the William Blair Global Growth Fund, the William Blair International Growth Fund, the William Blair International Equity Fund, the William Blair International Small Cap Growth Fund, the William Blair Emerging Markets Growth Fund, the William Blair Emerging Leaders Growth Fund, the William Blair Small Cap Value Fund, the William Blair Mid Cap Value Fund, the William Blair Bond Fund, the William Blair Income Fund, the William Blair Low Duration Fund and the William Blair Ready Reserves Fund (each, a “Fund” and collectively, the “Funds”). In deciding to approve the renewal of the Management Agreement, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together.

The information in this summary outlines the Board’s considerations associated with its renewal of the Management Agreement. In connection with its deliberations regarding the continuation of the Management Agreement, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by the Advisor under the existing Management Agreement; comparative management fees and expense ratios as prepared by an independent provider (Lipper Inc.); the estimated profits realized by the Advisor; the extent to which the Advisor realizes economies of scale as a Fund grows; and whether any fall-out benefits are being realized by the Advisor. In addition, the Independent Trustees discussed the renewal of the Management Agreement with Fund management and in private sessions with independent legal counsel at which no representatives of the Advisor were present.

The Board, including the Independent Trustees, considered the renewal of the Management Agreement pursuant to a process that concluded at the Board’s April 24, 2012 meeting. In preparation for the review process, the Independent Trustees met with independent legal counsel and discussed the type and nature of information to be requested and independent legal counsel sent a formal request for information to Trust management. The Advisor provided extensive information in response to the request. After reviewing the information received, the Independent Trustees requested supplemental information, which the Advisor provided in writing and/or orally. The Independent Trustees reviewed comparative performance and comparative advisory fees and expense ratios for a peer group and a peer universe of funds provided by Lipper for each Fund. In addition, the Independent Trustees considered: (i) materials describing the nature, quality and extent of services provided by the Advisor; (ii) information comparing the performance of each Fund to one or more relevant securities indexes; (iii) information comparing advisory fees of each Fund to fees charged by the Advisor to other funds and client accounts with similar investment strategies; (iv) the estimated allocated direct or indirect costs of services provided and estimated profits realized by the Advisor for both the Trust as a whole and each Fund individually; and (v) information describing other benefits to the Advisor resulting from its relationship with the Funds. The Independent Trustees also noted that they receive information from the Advisor regarding the Funds throughout the year in connection with regular Board meetings, including presentations from portfolio managers. The Independent Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Management Agreement. Finally, the Advisor made an in-person presentation to the Independent Trustees regarding the contract review information, including addressing the supplemental information requests, and answered questions from the Independent Trustees.

On April 16, 23 and 24, 2012, the Independent Trustees met independently of Trust management and of the interested Trustees to review and discuss with independent legal counsel the information provided by the Advisor, Lipper and independent legal counsel. The Independent Trustees noted that in evaluating the Management Agreement, they were taking into account their accumulated experience as Board members in working with the Advisor on matters relating to the Funds. Based on their review, the Independent Trustees concluded that it was in the best interest of each Fund to renew the Management Agreement and recommended to the Board the renewal of the Management Agreement. The Board considered the recommendation of the Independent Trustees along with the other factors that the Board deemed relevant.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of the services provided by the Advisor to the Funds, the Board noted that the Advisor is a quality firm with a reputation for integrity and honesty that employs high quality people and has a long association with the Funds, in each case other than the Growth Fund, since the inception of the Funds. The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interests of shareholders and that shareholders have invested in the Funds knowing that the Advisor managed the Funds and knowing the

June 30, 2012	William Blair Funds 159

investment advisory fee. The Board considered biographical information about the Trust’s officers and the Funds’ portfolio managers, including information on the portfolio managers’ investments in the Funds. The Board also considered the administrative services performed by the Advisor, financial information regarding the Advisor, the Advisor’s execution quality and use of soft dollars, the compliance regime overseen by the Advisor, and the Advisor’s expense limitations in place for certain Funds. The Board was also provided with information pertaining to the Advisor’s organizational structure and senior management. The Board noted that the Advisor pays the compensation of all of the officers and the interested Trustees of the Trust.

The Board reviewed information on the annualized total returns of each Fund for the one, three, five and ten year periods ended December 31, 2011, as applicable, along with annualized total return information for the Lipper performance peer universe of funds and one or more relevant securities indexes. The Lipper performance peer universe for each Fund included all funds with a similar investment style as classified by Lipper regardless of asset size or primary channel of distribution. With respect to the comparative performance information generally, the Board considered the Advisor’s statement that it is committed to managing each Fund consistently with the Fund’s stated investment strategies through all market environments and that, as a result, the Funds’ relative performance compared to the Lipper performance peer universe and relevant securities indexes from year to year will be affected by whether the market environment favors or disfavors certain of the Advisor’s investment strategies, but that the Advisor seeks to provide superior performance over the long term. The Trustees reviewed each Fund’s ranking in its Lipper performance peer universe during the applicable periods, and based on that review, requested and discussed with the Advisor additional information regarding the performance of the International Equity Fund, the Large Cap Growth Fund, the Small Cap Growth Fund and the Small Cap Value Fund. With respect to the International Equity Fund, the Board considered the Advisor’s statement that the Fund’s lower allocations to emerging markets and small-cap securities relative to its peer funds had contributed to relative underperformance in recent periods. With respect to the Large Cap Growth Fund, the Board considered the changes made by the Advisor in the Fund’s portfolio management team and the recent improved performance of the Fund. With respect to the Small Cap Growth Fund, the Board noted the Fund’s recent underperformance relative to its Lipper performance peer universe and discussed the Fund’s performance with the Advisor. The Board also considered the Fund’s longer-term performance, noting that the Fund’s annualized total returns over the three- and ten-year periods ended December 31, 2011 were above the average of its Lipper performance peer universe, but that the Fund’s annualized total return over the five-year period ended December 31, 2011 was below the average of its Lipper performance peer universe. With respect to the Small Cap Value Fund, the Board noted the Fund’s recent underperformance relative to its Lipper performance peer universe and discussed the Fund’s performance with the Advisor. The Board also considered the Fund’s longer-term performance, noting that, while the Fund’s annualized total return over the three-year period ended December 31, 2011 was slightly below the average of its Lipper performance peer universe, its annualized total returns over the five- and ten-year periods ended December 31, 2011 were above the average of its Lipper performance peer universe.

Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Advisor to each Fund were satisfactory.

Fees and Expenses. The Board reviewed each Fund’s advisory fee and expense ratio and reviewed information comparing the advisory fee and expense ratio to those of a Lipper expense peer group and Lipper expense peer universe for each Fund. The Lipper expense peer group for each Fund consisted of a group of funds with a similar investment style as classified by Lipper, distribution channel and asset size as the Fund. The Lipper expense peer universe for each Fund consisted of all funds with a similar investment style as classified by Lipper and distribution channel as the Fund. For each Fund, the Board also reviewed amounts charged by the Advisor to other pooled investment vehicles, including other registered funds for which the Advisor acts as a subadvisor, and the Advisor’s fee schedule for institutional separate accounts. With respect to other pooled investment vehicles and institutional separate accounts, the Board considered the Advisor’s statement that both the mix of services provided to the Funds and the additional regulatory responsibilities associated with sponsoring registered investment companies were greater as compared to the work involved for other pooled investment vehicles and separate accounts. In addition, the Board considered the Advisor’s statement that institutional separate accounts are distributed differently, operate under different investment and regulatory structures and have different business risks as compared to the Funds.

In considering the Lipper information, the Board noted that the contractual advisory fees for the Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Bond Fund, the Income Fund, the Low Duration Fund and the Ready Reserves Fund were at or below the average advisory fees of their Lipper expense peer group. The Board also noted that the contractual advisory fees for the Large Cap Growth Fund, the Small Cap Growth Fund, the Mid Cap Growth Fund, the Small-Mid Cap Growth Fund, the Global Growth Fund, the International Growth Fund, the International Equity Fund, the Emerging Leaders Growth Fund, the Small Cap Value Fund and the Mid Cap Value Fund

160 Semi-Annual Report	June 30, 2012

were above the average advisory fees of their Lipper expense peer group, but that each Fund’s advisory fee was within range of the average advisory fees of its Lipper expense peer group. The Board also considered that the Advisor had proposed to contractually limit total expenses for the Large Cap Growth Fund, the Small Cap Growth Fund, the Mid Cap Growth Fund, the Small-Mid Cap Growth Fund, the Global Growth Fund, the International Growth Fund, the International Equity Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Leaders Growth Fund, the Small Cap Value Fund, the Mid Cap Value Fund, the Bond Fund, the Income Fund and the Low Duration Fund. The Board also considered that the Advisor intended to continue to voluntarily waive or reimburse certain operating expenses of the Ready Reserves Fund to maintain a positive yield for the Fund. On the basis of the information provided, the Board concluded that each Fund’s advisory fee, coupled with applicable expense limitations, was reasonable.

Profitability. With respect to the profitability of the Management Agreement to the Advisor, the Board considered the overall fees paid under the Management Agreement, including the estimated allocated costs of the services provided and profits realized by the Advisor from its relationship with the Trust as a whole and each Fund individually. The Board concluded that the estimated profits realized by the Advisor were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors. The Board noted the Advisor’s representation that certain Fund expenses are relatively fixed and unrelated to asset size and that the Advisor may enjoy some economies of scale as a Fund’s assets grow. The Board also noted that the Advisor increased the number of personnel working on Fund matters during 2011. In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board reviewed each Fund’s asset size, breakpoints for those Funds with breakpoints in the advisory fee schedule, the Fund’s total and net expense ratios and the expense limitations in place and/or proposed, and concluded that in the aggregate they reasonably reflect appropriate recognition of any economies of scale.

Other Benefits to the Advisor. The Board considered benefits derived by the Advisor from its relationship with the Funds, including (i) non-advisory fee revenue from the Funds in the form of shareholder administration fees, service fees and/or distribution fees and the payment of some or all of those revenues to affiliates or third parties, (ii) soft dollars, which pertain primarily to the Funds investing in equity securities, and (iii) favorable media coverage. The Board concluded that, taking into account these benefits, each Fund’s advisory fee was reasonable.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement continue to be fair and reasonable and that the continuation of the Management Agreement is in the best interests of each Fund.

June 30, 2012	William Blair Funds 161

(unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at www.williamblairfunds.com.

Additional Federal Income Tax Information: (unaudited)

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2011:

Growth	Mid Cap Growth	Small-Mid Cap Growth	Emerging Markets Growth
$16,081,067	$11,056,640	$18,645,732	$115,030,166

Bond	Emerging Leaders Growth	Small Cap Value	Mid Cap Value
$1,831,187	$2,732,548	$8,247,756	$36,445

The following table provides the percentage of the 2011 year-end distributions that qualify for the dividend received deduction, and the qualified dividend income percentage:

Portfolio	Dividend Received Deduction%	Qualified Dividend Income%
Growth	100.00%	100.00%
Large Cap Growth	100.00%	100.00%
Small Cap Growth	0.00%	0.00%
Mid Cap Growth	0.00%	0.00%
Small-Mid Cap Growth	29.37%	31.29%
Global Growth	100.00%	100.00%
International Growth	0.00%	100.00%
International Equity	0.00%	0.00%
International Small Cap Growth	0.00%	100.00%
Emerging Markets Growth	0.10%	100.00%
Emerging Leaders Growth	0.00%	100.00%
Emerging Markets Small Cap Growth	0.00%	0.00%
Large Cap Value	100.00%	100.00%
Small Cap Value	100.00%	100.00%
Mid Cap Value	92.41%	100.00%
Small-Mid Cap Value	0.00%	0.00%
Bond	0.00%	0.00%
Income	0.00%	0.00%
Low Duration	0.00%	0.00%
Ready Reserves	0.00%	0.00%

In January 2012, you were notified on IRS Form 1099-Div or substitute 1099 DIV as to the Federal tax status of the distributions received by you in the calendar year 2011.

162 Semi-Annual Report	June 30, 2012

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares except for the Ready Reserves Fund), service fees (for Class N shares of the Ready Reserves Fund), shareholder administration fees (for Class N and Class I shares of the Global Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Leaders Growth Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund and the Low Duration Fund) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from January 1, 2012 to June 30, 2012.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as redemption fees and IRA Fiduciary Administration fees, respectively. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

June 30, 2012	William Blair Funds 163

Fund Expenses (unaudited)

The examples below show you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to the previous page for a detailed explanation of the information presented on this chart.

Expense Example	Beginning Account Value 1/1/2012	Ending Account Value 6/30/2012	Expenses Paid During the Period(a)	Annualized Expense Ratio
Growth Fund
Class N—actual return	$1,000.00	$1,089.50	$6.20	1.19%
Class N—hypothetical 5% return	1,000.00	1,018.93	5.99	1.19
Class I—actual return	1,000.00	1,091.20	4.52	0.87
Class I—hypothetical 5% return	1,000.00	1,020.54	4.37	0.87
Large Cap Growth Fund
Class N—actual return	1,000.00	1,120.60	6.33	1.20
Class N—hypothetical 5% return	1,000.00	1,018.90	6.02	1.20
Class I—actual return	1,000.00	1,123.80	5.02	0.95
Class I—hypothetical 5% return	1,000.00	1,020.14	4.77	0.95
Small Cap Growth Fund
Class N—actual return	1,000.00	1,091.90	7.80	1.50
Class N—hypothetical 5% return	1,000.00	1,017.40	7.52	1.50
Class I—actual return	1,000.00	1,093.30	6.51	1.25
Class I—hypothetical 5% return	1,000.00	1,018.65	6.27	1.25
Mid Cap Growth Fund
Class N—actual return	1,000.00	1,070.30	6.95	1.35
Class N—hypothetical 5% return	1,000.00	1,018.15	6.77	1.35
Class I—actual return	1,000.00	1,072.50	5.41	1.05
Class I—hypothetical 5% return	1,000.00	1,019.64	5.27	1.05
Small-Mid Cap Growth Fund
Class N—actual return	1,000.00	1,050.00	6.88	1.35
Class N—hypothetical 5% return	1,000.00	1,018.15	6.77	1.35
Class I—actual return	1,000.00	1,051.10	5.61	1.10
Class I—hypothetical 5% return	1,000.00	1,019.39	5.52	1.10
Global Growth Fund
Class N—actual return	1,000.00	1,086.40	7.78	1.50
Class N—hypothetical 5% return	1,000.00	1,017.40	7.52	1.50
Class I—actual return	1,000.00	1,087.80	6.49	1.25
Class I—hypothetical 5% return	1,000.00	1,018.65	6.27	1.25
International Growth Fund
Class N—actual return	1,000.00	1,076.60	7.49	1.45
Class N—hypothetical 5% return	1,000.00	1,017.65	7.27	1.45
Class I—actual return	1,000.00	1,078.00	6.01	1.16
Class I—hypothetical 5% return	1,000.00	1,019.08	5.84	1.16
International Equity Fund
Class N—actual return	1,000.00	1,045.50	7.37	1.45
Class N—hypothetical 5% return	1,000.00	1,017.65	7.27	1.45
Class I—actual return	1,000.00	1,046.90	6.11	1.20
Class I—hypothetical 5% return	1,000.00	1,018.90	6.02	1.20
International Small Cap Growth Fund
Class N—actual return	1,000.00	1,061.60	8.33	1.63
Class N—hypothetical 5% return	1,000.00	1,016.78	8.15	1.63
Class I—actual return	1,000.00	1,062.80	6.63	1.29
Class I—hypothetical 5% return	1,000.00	1,018.44	6.48	1.29

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 182, and divided by 366 (to reflect the one-half year period).
164 Semi-Annual Report	June 30, 2012

Expense Example	Beginning Account Value 1/1/2012	Ending Account Value 6/30/2012	Expenses Paid During the Period(a)	Annualized Expense Ratio
Emerging Markets Growth Fund
Class N—actual return	$1,000.00	$1,070.80	$8.68	1.69%
Class N—hypothetical 5% return	1,000.00	1,016.48	8.45	1.69
Class I—actual return	1,000.00	1,072.90	7.17	1.39
Class I—hypothetical 5% return	1,000.00	1,017.94	6.98	1.39
Emerging Leaders Growth Fund
Class N—actual return	1,000.00	1,069.00	8.49	1.65
Class N—hypothetical 5% return	1,000.00	1,016.66	8.27	1.65
Class I—actual return	1,000.00	1,069.20	7.20	1.40
Class I—hypothetical 5% return	1,000.00	1,017.90	7.02	1.40
Emerging Markets Small Cap Growth Fund
Class N—actual return	1,000.00	1,142.90	8.79	1.65
Class N—hypothetical 5% return	1,000.00	1,016.66	8.27	1.65
Class I—actual return	1,000.00	1,144.90	7.47	1.40
Class I—hypothetical 5% return	1,000.00	1,017.90	7.02	1.40
Large Cap Value Fund
Class N—actual return	1,000.00	1,091.50	6.24	1.20
Class N—hypothetical 5% return	1,000.00	1,018.90	6.02	1.20
Class I—actual return	1,000.00	1,093.50	4.94	0.95
Class I—hypothetical 5% return	1,000.00	1,020.14	4.77	0.95
Small Cap Value Fund
Class N—actual return	1,000.00	1,054.60	7.20	1.41
Class N—hypothetical 5% return	1,000.00	1,017.65	7.07	1.41
Class I—actual return	1,000.00	1,055.30	5.93	1.16
Class I—hypothetical 5% return	1,000.00	1,019.14	5.82	1.16
Mid Cap Value Fund
Class N—actual return	1,000.00	1,046.80	6.87	1.35
Class N—hypothetical 5% return	1,000.00	1,018.15	6.77	1.35
Class I—actual return	1,000.00	1,047.70	5.60	1.10
Class I—hypothetical 5% return	1,000.00	1,019.39	5.52	1.10
Small-Mid Cap Value Fund
Class N—actual return	1,000.00	1,045.90	7.12	1.40
Class N—hypothetical 5% return	1,000.00	1,017.90	7.02	1.40
Class I—actual return	1,000.00	1,046.90	5.85	1.15
Class I—hypothetical 5% return	1,000.00	1,019.14	5.77	1.15
Bond Fund
Class N—actual return	1,000.00	1,039.30	3.30	0.65
Class N—hypothetical 5% return	1,000.00	1,021.63	3.27	0.65
Class I—actual return	1,000.00	1,040.30	2.54	0.50
Class I—hypothetical 5% return	1,000.00	1,022.38	2.51	0.50
Income Fund
Class N—actual return	1,000.00	1,029.40	4.12	0.82
Class N—hypothetical 5% return	1,000.00	1,020.81	4.10	0.82
Class I—actual return	1,000.00	1,030.80	2.88	0.57
Class I—hypothetical 5% return	1,000.00	1,022.02	2.87	0.57
Low Duration Fund
Class N—actual return	1,000.00	1,015.90	3.51	0.70
Class N—hypothetical 5%	1,000.00	1,021.38	3.52	0.70
Class I—actual return	1,000.00	1,016.70	2.76	0.55
Class I—hypothetical 5%	1,000.00	1,022.13	2.77	0.55
Ready Reserve Fund
Class N—actual return	1,000.00	1,000.00	0.62	0.13
Class N—hypothetical 5% return	1,000.00	1,024.24	0.63	0.13

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 182, and divided by 366 (to reflect the one-half year period).
June 30, 2012	William Blair Funds 165

BOARD OF TRUSTEES

Phillip O. Peterson

Retired Partner, KPMG LLP

Lisa A. Pollina

Senior Advisor to RBC Financial Group—International Banking and Insurance Division

Donald J. Reaves

Chancellor, Winston-Salem State University

Donald L. Seeley

Retired Adjunct Lecturer and Director, University of Arizona Department of Finance

Michelle R. Seitz, Chairman and President

Partner, William Blair & Company, L.L.C.,

Thomas J. Skelly

Retired Managing Partner, Accenture U.S.

Richard W. Smirl, Senior Vice President

Partner, William Blair & Company L.L.C.

Officers

Michael P. Balkin, Senior Vice President

Karl W. Brewer, Senior Vice President

David C. Fording, Senior Vice President

James S. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

Chad M. Kilmer, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Mark T. Leslie, Senior Vice President

Matthew A. Litfin, Senior Vice President

Kenneth J. McAtamney, Senior Vice President

Todd M. McClone, Senior Vice President

David Merjan, Senior Vice President

David S. Mitchell, Senior Vice President

David P. Ricci, Senior Vice President

Brian D. Singer, Senior Vice President

Paul J. Sularz, Senior Vice President

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Kathleen M. Lynch, Vice President

David F. Hone, Vice President

John Abunassar, Vice President

Peter Carl, Vice President

D. Trowbridge Elliman III, Vice President

Christopher Walvoord, Vice President

Brian Ziv, Vice President

Edwin Denson, Vice President

Thomas Clarke, Vice President

Walter R. Randall, Jr., Chief Compliance Officer and Assistant Secretary

Colette M. Garavalia, Treasurer

Andrew T. Pfau, Secretary

John M. Raczek, Assistant Treasurer

Investment Advisor

William Blair & Company, L.L.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Legal Counsel

Vedder Price P.C.

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

166 Semi-Annual Report	June 30, 2012

William Blair Funds

EQUITY	GLOBAL EQUITY	FIXED-INCOME
Growth Fund	Global Growth Fund	Bond Fund
Large Cap Growth Fund		Income Fund
Small Cap Growth Fund	INTERNATIONAL EQUITY	Low Duration Fund
Mid Cap Growth Fund	International Growth Fund
Small-Mid Cap Growth Fund	International Equity Fund	MONEY MARKET
Large Cap Value Fund	International Small Cap Growth Fund	Ready Reserves Fund
Small Cap Value Fund	Emerging Markets Growth Fund
Mid Cap Value Fund	Emerging Leaders Growth Fund
Small-Mid Cap Value Fund	Emerging Markets Small Cap Growth Fund

©William Blair & Company, L.L.C., distributor
+1 800 742 7272 williamblairfunds.com	222 West Adams Street Chicago, Illinois 60606

William Blair Funds

Institutional

Semiannual Report

June 30, 2012

The views expressed in the commentary for each Fund reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Statements involving predictions, assessments, analyses, or outlook for individual securities, industries, market sectors, and/or markets involve risks and uncertainties, and there is no guarantee they will come to pass.

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money. William Blair & Company, LLC., distributor.

June 30, 2012	William Blair Funds 1

GLOBAL MARKETS OVERVIEW

The global growth scare that began in March continued through the second quarter, leading equity markets into negative territory. In addition, increased concerns about the viability of the Eurozone and remedies for significant bank and sovereign debt, a volatile Greek election cycle, and doubts about the wherewithal and will of European governments to forge tighter fiscal and monetary integration, weighed on the equity markets. Following a significant decline in March through May, the markets rebounded in June on expectations of a broad agreement on the European Stability Mechanism (ESM) lending directly to banks without seniority, more discussions of a pan-European regulator and deposit insurance, and the prospects for growth-oriented measures through the EIB (European Investment Bank). Despite the nearly 5% rally in June, the MSCI ACWI IMI fell 5.68% during the second quarter, paring year to date gains to 5.76%. High quality companies outperformed during the second quarter, as did those with strong earnings trends, price momentum, and good growth prospects. Year to date companies with lower valuations performed well, due to a rally in these companies during the beginning of the year, along with those exhibiting higher quality and growth characteristics.

Most sectors retreated during the second quarter with the Resources sectors—Materials and Energy—leading the decline, falling 11.16% and 9.58%, respectively, on expectations of slower emerging markets infrastructure spending and resources demand, coupled with recessionary pressures in Europe. Telecom Services and Healthcare each had positive returns, rising 2.55% and 1.32%, respectively, while Utilities and Staples were each slightly negative. Despite negative second quarter results, most sectors remained in solid positive territory year to date, with Information Technology (IT), Healthcare, and Discretionary up 9.91%, 9.88% and 9.67%, respectively, while Energy and Materials underperformed, falling 4.85% and 1.65%, respectively.

The MSCI World Index IMI fell 5.23% during the second quarter, resulting in a year to date return of 5.98%. The U.S. Dollar was strong relative to most other currencies during the period, as the U.S. was viewed as a relative safe haven. The U.S. led developed market regions during the quarter, falling 3.33%, per the MSCI developed markets national (IMI) indices. Europe Ex-U.K. was the worst performing developed region, falling 9.49%, as Greece and Portugal fell over 20% and 17%, respectively, and as core European markets also lagged. The natural-resource oriented Canadian market fell 8.48% during the period. Year to date, the U.S. rose 9.01%, significantly outpacing other developed market regions, although all regions except Canada had positive returns. While Europe Ex-U.K. rose 2.14% during the first half of the year, this result masked significantly different results by country, as Greece, Portugal and Spain all fell between 12-16%, while countries such as Denmark and Belgium were each up approximately the same amount. While the MSCI World Index Small Cap fell 6.31% during the second quarter, underperforming their larger cap counterparts across most regions, with the exception of Japan, they outpaced large cap stocks year to date, rising 6.34%, led by the UK and the US.

After outpacing developed markets during the first quarter, the MSCI Emerging Markets IMI lagged during the second, falling 8.79%, reducing year to date returns to 4.31%. Latin America fell over 13%, dragged down by Brazil, which fell 18.64%, on concerns about slowing growth amidst lower resource oriented demand, and a weakening Real. Conversely, Mexico performed relatively well, falling just over 1%. Emerging Europe, Mid-East, and Africa (EMEA) fell 8.14% during the second quarter, as Russia (14.67%) led the decline both on resource demand concerns and amidst USD appreciation, which more than offset the 0.71% Turkey return. Asia fell 7.43%, as weaker results in India and Taiwan were partially offset by a positive 4.71% Philippines return, and -5-6% returns for China and Thailand. Year to date all emerging markets regions posted positive results, with EMEA rising 6.81%, as Egypt rose nearly 34% despite ongoing political unrest and as Turkey rose over 29%. Emerging Asia was up just over 5%, as the Philippines and Thailand posted double digit returns and as India outperformed during the first quarter. Latin America eked out a slightly positive return, despite the -6.93% Brazilian market return, given strong market performance in Chile, Mexico and Peru.

2 Semi-Annual Report	June 30, 2012

As doubts about sovereign debt and banking solvency were alleviated in the first quarter, markets rallied. But apprehension quickly reasserted itself in the second quarter, with weakening growth replacing balance sheet woes as the focus of concern. Austerity and falling business confidence in Europe, combined with an industrial slowdown in China that seemed to spread out to the rest of the emerging world, lowered expectations for global growth and eroded belief in the effectiveness of policy.

The Eurozone is almost certainly in recession already, with the latest industrial production reading down by more than 2%. Weakness in the Euro periphery was already beginning to take a toll on growth in the core, and the more recent slowdown in emerging economies has only added to the problem. Deleveraging in the banking system and the overhang of prolonged uncertainty in the debt markets have exacerbated the problem, and ongoing weakness in Europe and China has become somewhat synergistic as trade flow growth decelerates.

In China, the landing is fairly soft at the reported real GDP level, but more pronounced in specific areas of output. Primary, extractive, and heavy industry generally are bearing the brunt of the economy’s slowdown. The pace of growth in new industrial capacity and infrastructure investment has slowed, and with it the demand for basic materials and commodities. In turn, softer commodity markets are impacting growth in areas that had been profiting from the resource boom, while India, Brazil, and Russia are all being restrained, ironically, by infrastructure shortfalls.

The picture that emerges is one of ‘Japanization’ in debt-burdened developed markets combined with a downshift and awkward growth transition in developing economies. Even if the narrative gets exaggerated in a downturn, there’s still a core of plausibility to the contention that the growth potential of the global economy may be subdued in the next several years.

In these circumstances, challenges to corporate performance multiply. The customer base—whether household, business or public sector—is squeezed, suppliers are under pressure, and the cost/quality/service equation is harder to solve than ever. It’s not a 2008-style collapse, but it looks like a competitive environment with fewer winners and more also-rans. We are finding increasing evidence of this phenomenon in instances of sharply differentiated growth and/or profitability between peer groups companies previously considered to be fairly comparable in performance. Our strategy in the most basic sense is to invest in that differentiation—to select more rigorously for organic value creation at the company level.

June 30, 2012	William Blair Funds 3

W. George Greig

INSTITUTIONAL INTERNATIONAL GROWTH FUND

The Institutional International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The Institutional International Growth Fund posted a 7.99% increase for the six months ended June 30, 2012. By comparison, the Fund’s benchmark, the MSCI All Country World Ex-U.S. IMI Index (net), increased 2.93%.

Performance was due to strong stock selection across sectors, coupled with a focus on high quality companies with good earnings and price trends. In addition, industry and country weightings also contributed to results. Stock selection was particularly strong in Consumer, Financials and Industrials. In particular, Media performance was strong within Discretionary, along with Luxury and Retail, while the Food/Staples weighting and stock selection augmented Staples results as did strong performance by Diageo, the global spirits company. Commercial Banks stock selection was strong, given the sale in Barclays in early February following its strong rally, along with Japanese and emerging markets performance. The Fund’s focus on core Europe at the expense of peripheral countries, overweighting in the strongly performing UK market, and underweighting in natural resource-oriented economies enhanced performance. Somewhat detracting from year to date results was the Fund’s underweighting in Utilities, along with Japanese stock selection, due to underperformance by internet-related holdings.

During the six month period we increased Discretionary from approximately 14% to over 18%, due to higher Autos and Media exposure, which more than offset a decline in Auto Components. As a result, at quarter end, the portfolio was 7.6% overweighted in Discretionary. Staples, Healthcare, and Industrials also increased during the period. These increases were funded by a decrease in Financials from 22.4% to 22.1%, remaining below the 23.5% Index weighting, due to a reduction and underweighting in European Capital Markets and Commercial Banks in early February, following their strong performance run to start 2012. We also decreased the Resources sectors primarily in Energy E&P (Exploration and Production) companies as well as Metals/Mining on a slower growth outlook. Both were underweighted versus the Index at June 30, with Materials representing under 5% of the portfolio, well below the 11.2% Index weighting due to the lower Metals/Mining exposure. Regionally, we increased emerging markets from approximately 21% as of year end to 24.4%, above the 23.8% Index weighting, on an improving growth outlook at the beginning of the year, bolstered by lower inflationary pressure and valuation support. This increase was funded by a reduction in the UK from 23.8% to 19.2%, although it remained well above the 14.0% Index weighting. Developed Asia remained significantly underweighted versus the Index at a combined 13.9%, well below the 24.9% Index weighting, due to lower exposure across the region.

4 Semi-Annual Report	June 30, 2012

Institutional International Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2012

	Year To Date	1 Year	3 Year	5 Year	Since Inception(a)
Institutional International Growth Fund	7.99%	-8.73%	10.99%	-4.05%	8.37%
MSCI All Country World Ex-U.S. IMI (net)	2.93	(14.79)	7.36	(4.46)	8.69
(a)	For the period July 26, 2002 (Commencement of Operations) to June 30, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2012	William Blair Funds 5

Institutional International Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks

Europe, Mid-East—33.6%
Austria—0.6%
Andritz AG (Machinery)	190,729	$9,780

Denmark—1.6%
CHR Hansen Holding A/S (Chemicals)	154,015	3,951
Coloplast A/S Class “B” (Health care equipment & supplies)	60,873	10,921
SimCorp A/S (Software)	14,342	2,463
*William Demant Holding A/S (Health care equipment & supplies)	102,791	9,212

		26,547

Finland—1.0%
Kone Oyj (Machinery)	163,087	9,830
Nokian Renkaat Oyj (Auto components)	169,811	6,417

		16,247

France—8.2%
Arkema S.A. (Chemicals)	121,290	7,913
AXA S.A. (Insurance)	2,034,064	26,977
BNP Paribas S.A. (Commercial banks)	928,544	35,646
Christian Dior S.A. (Textiles, apparel & luxury goods)	114,658	15,707
Essilor International S.A. (Health care equipment & supplies)	90,550	8,399
L’Oreal S.A. (Personal products)	61,093	7,131
Sanofi (Pharmaceuticals)	408,887	30,912
Zodiac Aerospace (Aerospace & defense)	53,141	5,386

		138,071

Germany—4.2%
Bayer AG (Pharmaceuticals)	376,877	27,080
Bayerische Motoren Werke AG (Automobiles)	277,168	19,969
Brenntag AG (Trading companies & distributors)	44,899	4,954
Deutsche Bank AG (Capital markets)	94,530	3,409
Gerry Weber International AG (Textiles, apparel & luxury goods)	111,887	4,607
Hugo Boss AG (Textiles, apparel & luxury goods)	23,033	2,269
MTU Aero Engines Holding AG (Aerospace & defense)	105,553	7,739
Pfeiffer Vacuum Technology AG (Machinery)	14,828	1,508

		71,535

Ireland—0.7%
Paddy Power plc (Hotels, restaurants & leisure)	78,860	5,145
Shire plc (Pharmaceuticals)	234,845	6,738

		11,883

Israel—0.3%
*Check Point Software Technologies, Ltd. (Software)†	108,720	5,391

Italy—0.3%
Pirelli & C. SpA (Auto components)	522,069	5,480

Luxembourg—0.6%
Millicom International Cellular S.A. (Wireless telecommunication services)	115,147	10,837

Common Stocks—Europe, Mid-East—33.6%—(continued)
Netherlands—4.5%
ASML Holding N.V. (Semiconductors & semiconductor equipment)	309,710	$15,703
Royal Dutch Shell plc Class “B” (Oil, gas & consumable fuels)	860,614	29,990
Unilever N.V. (Food products)	929,213	31,026

		76.719

Norway—2.5%
*Norwegian Air Shuttle ASA (Airlines)	146,600	2,662
Schibsted ASA (Media)	125,983	4,079
Statoil ASA (Oil, gas & consumable fuels)	771,749	18,344
Telenor ASA (Diversified telecommunication services)	980,.930	16,309

		41,394

Spain—1.8%
Inditex S.A. (Specialty retail)	252,664	26,069
Viscofan S.A. (Food products)	104,690	4,495

		30,564

Sweden—2.0%
Atlas Copco AB Class “A” (Machinery)	753,614	16,167
Axis Communications AB (Communications equipment)	90,856	1,970
Getinge AB (Health care equipment & supplies)	538,308	13,307
JM AB (Household durables)	140,075	2,465
NIBE Industrier AB (Building products)	24,176	330

		34,239

Switzerland—5.3%
*Geberit AG (Building products)	56,809	11,174
Glencore International plc (Metals & mining)	1,973,497	9,135
Nestle S.A. (Food products)	663,881	39,554
*Orascom Development Holding AG (Hotels, restaurants & leisure)	27,188	432
Partners Group Holding AG (Capital markets)	42,248	7,505
SGS S.A. (Professional services)	3,602	6,736
Sika AG (Chemicals)	1,444	2,781
Syngenta AG (Chemicals)	37,134	12,649

		89,966

United Kingdom—19.2%
Abcam plc (Biotechnology)	1,019,413	6,662
AMEC plc (Energy equipment & services)	616,604	9,676
Amlin plc (Insurance)	999,760	5,541
ARM Holdings plc (Semiconductors & semiconductor equipment)	683,306	5,410
Ashmore Group plc (Capital markets)	1,180,943	6,446
Babcock International Group plc (Commercial services & supplies)	993,392	13,279
Croda International plc (Chemicals)	169,798	6,018
Derwent London plc (Real estate investment trusts (REITs))	180,902	5,250
Diageo plc (Beverages)	1,326,694	34,118
Dunelm Group plc (Specialty retail)	539,817	4,392
Elementis plc (Chemicals)	1,062,176	3,302
Experian plc (Professional services)	647,625	9,134
Halma plc (Electronic equipment, instruments & components)	714,191	4,671
Hiscox, Ltd. (Insurance)	488,991	3,272
IG Group Holdings plc (Diversified financial services)	669,429	5,022

See accompanying Notes to Portfolio of Investments.

6 Semi-Annual Report	June 30, 2012

Institutional International Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—United Kingdom—19.2%—(continued)
InterContinental Hotels Group plc (Hotels, restaurants & leisure)	189,942	$4,566
ITV plc (Media)	5,384,442	6,460
John Wood Group plc (Energy equipment & services)	612,360	6,574
Johnson Matthey plc (Chemicals)	412,616	14,268
Jupiter Fund Management plc (Capital markets)	801,626	2,702
Kingfisher plc (Specialty retail)	1,296,216	5,834
Lancashire Holdings, Ltd. (Insurance)	568,999	7,098
Meggitt plc (Aerospace & defense)	1,004,681	6,063
Moneysupermarket.com Group plc (Internet software & services)	909,451	1,783
Next plc (Multiline retail)	153,796	7,705
*Ocado Group plc (Internet & catalog retail)	1,754,917	2,136
Pearson plc (Media)	714,220	14,161
Petrofac, Ltd. (Energy equipment & services)	204,149	4,438
Prudential plc (Insurance)	1,166,453	13,482
Rightmove plc (Media)	218,251	5,442
*Rolls-Royce Holdings plc (Aerospace & defense)	1,862,411	25,026
Rotork plc (Machinery)	150,156	4,633
RPS Group plc (Commercial services & supplies)	548,859	1,792
Scottish & Southern Energy plc (Electric utilities)	1,045,468	22,776
Spirax-Sarco Engineering plc (Machinery)	105,203	3,272
*Sports Direct International plc (Specialty retail)	347,718	1,665
St James’s Place plc (Insurance)	475,105	2,487
Standard Chartered plc (Commercial banks)	532,145	11,539
*The Berkeley Group Holdings plc (Household durables)	461,384	10,181
The Weir Group plc (Machinery)	188,829	4,525
Tullow Oil plc (Oil, gas & consumable fuels)	376,615	8,671
Victrex plc (Chemicals)	196,747	3,916

		325,388

Emerging Asia—13.1%
China—3.1%
China BlueChemical, Ltd. (Chemicals)	4,974,000	2,821
China Overseas Land & Investment, Ltd. (Real estate management & development)	2,840,000	6,582
CNOOC, Ltd. (Oil, gas & consumable fuels)	7,914,000	15,710
Dongyue Group (Chemicals)	1,171,000	542
Great Wall Motor Co., Ltd. (Automobiles)	1,055,000	2,091
Hainan International Holdings, Ltd. (Machinery)	1,669,000	1,648
*Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)†	165,542	1,410
Lenovo Group, Ltd. (Computers & peripherals)	15,322,000	12,916
Spreadtrum Communications, Inc.—ADR (Semiconductors & semiconductor equipment)	131,873	2,328
Sun Art Retail Group, Ltd. (Food & staples retailing)	1,910,500	2,091

Common Stocks—Emerging Asia—13.1%—(continued)
China—(continued)
*WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	124,200	$1,754
Yingde Gases (Chemicals)	2,149,000	1,956

		51,849

India—3.3%
CRISIL, Ltd. (Diversified financial services)	45,076	867
HDFC Bank, Ltd. (Commercial banks)	860,147	8,682
IndusInd Bank, Ltd. (Commercial banks)	244,781	1,492
Ipca Laboratories, Ltd. (Pharmaceuticals)	269,667	1,732
Lupin, Ltd. (Pharmaceuticals)	389,094	3,743
Oberoi Realty, Ltd. (Real estate management & development)	344,892	1,503
Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	622,490	7,088
Tata Consultancy Services, Ltd. (IT services)	751,410	17,191
Tata Motors, Ltd. (Automobiles)	2,387,930	10,369
Yes Bank, Ltd. (Commercial banks)	474,891	2,887

		55,554

Indonesia—1.0%
PT Alam Sutera Realty Tbk (Real estate management & development)	28,653,000	1,495
PT Kalbe Farma Tbk (Pharmaceuticals)	10,867,500	4,368
PT Media Nusantara Citra Tbk (Media)	11,523,000	2,441
PT United Tractors Tbk (Machinery)	3,670,151	8,343

		16,647

Philippines—0.3%
International Container Terminal Services, Inc. (Transportation infrastructure)	1,099,240	1,918
SM Prime Holdings, Inc. (Real estate management & development)	10,725,575	3,314

		5,232

South Korea—3.8%
Celltrion, Inc. (Pharmaceuticals)	237,352	6,279
Hyundai Motor Co. (Automobiles)	96,656	19,620
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	29,139	30,555
Samsung Heavy Industries Co., Ltd. (Machinery)	244,200	7,953

		64,407

Thailand—1.6%
Advanced Info Service PCL (Wireless telecommunication services)	1,709,000	9,928
BEC World PCL (Media)	1,626,100	2,585
CP ALL PCL (Food & staples retailing)	5,950,900	6,652
Kasikornbank PCL (Commercial banks)	1,654,600	8,596

		27,761

Japan—10.1%
Ain Pharmaciez, Inc. (Food & staples retailing)	36,200	2,171
Cosmos Pharmaceutical Corporation (Food & staples retailing)	2,000	132
CyberAgent, Inc. (Media)	1,811	4,606
Daito Trust Construction Co., Ltd. (Real estate management & development)	99,700	9,417

See accompanying Notes to Portfolio of Investments.

June 30, 2012	William Blair Funds 7

Institutional International Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Japan—10.1%—(continued)
Exedy Corporation (Auto components)	110,300	$2,372
FamilyMart Co., Ltd. (Food & staples retailing)	146,700	6,699
Fast Retailing Co., Ltd. (Specialty retail)	61,200	12,158
*Gree, Inc. (Internet software & services)	322,400	6,377
Lawson, Inc. (Food & staples retailing)	112,200	7,832
Miraca Holdings, Inc. (Health care providers & services)	72,900	3,014
*Nexon Co., Ltd. (Software)	162,900	3,159
Nikon Corporation (Leisure equipment & products)	878,300	26,392
Nitori Co., Ltd. (Specialty retail)	133,280	12,572
ORIX Corporation (Diversified financial services)	249,500	23,004
Ship Healthcare Holdings, Inc. (Health care providers & services)	105,400	2,525
Softbank Corporation (Wireless telecommunication services)	222,600	8,223
Sumitomo Mitsui Financial Group, Inc. (Commercial banks)	1,067,900	34,895
Sundrug Co., Ltd. (Food & staples retailing)	45,400	1,472
Tsuruha Holdings, Inc. (Food & staples retailing)	23,000	1,426
United Arrows, Ltd. (Specialty retail)	80,200	1,989

		170,435

Emerging Latin America—6.4%
Brazil—3.2%
BR Malls Participacoes S.A. (Real estate management & development)	500,400	5,730
BR Properties S.A. (Real estate management & development)	425,500	5,021
CETIP S.A.—Balcao Organizado de Ativos e Derivativos (Capital markets)	249,646	3,120
Cia de Concessoes Rodoviarias (Transportation infrastructure)	956,300	7,775
Cia Hering (Specialty retail)	315,300	5,981
Cielo S.A. (IT services)	235,200	6,918
Iochpe-Maxion S.A. (Machinery)	78,500	915
OdontoPrev S.A. (Health care providers & services)	450,300	2,287
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	658,600	6,197
*Qualicorp S.A. (Professional services)	203,300	1,777
T4F Entretenimento S.A. (Media)	296,200	2,455
Tractebel Energia S.A. (Independent power producers & energy traders)	264,300	4,889
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A. (Commercial services & supplies)	118,200	1,766

		54,831

Chile—1.7%
Banco Santander Chile—ADR (Commercial banks)	90,886	7,043
CFR Pharmaceuticals S.A. (Pharmaceuticals)	12,731,968	2,860

Common Stocks—Emerging Latin America—6.4%—(continued)
Chile—(continued)
ENTEL Chile S.A. (Wireless telecommunication services)	321,056	$6,091
Parque Arauco S.A. (Real estate management & development)	2,745,066	4,879
Sociedad Quimica y Minera de Chile S.A.—ADR (Chemicals)	117,161	6,522
Sonda S.A. (IT services)	807,384	2,269

		29,664

Colombia—0.5%
Ecopetrol S.A. (Oil, gas & consumable fuels)	2,829,647	7,911

Panama—0.3%
Copa Holdings S.A. (Airlines)†	63,173	5,211

Peru—0.7%
Credicorp, Ltd. (Commercial banks)†	89,109	11,218

Emerging Europe, Mid-East, Africa—4.9%
Nigeria—0.2%
Guaranty Trust Bank plc (Commercial banks)	31,707,972	2,923

South Africa—4.0%
*Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	444,348	6,841
Bidvest Group, Ltd. (Industrial conglomerates)	376,464	8,381
FirstRand, Ltd. (Diversified financial services)	3,107,498	10,031
Life Healthcare Group Holdings Pte, Ltd. (Health care providers & services)	1,545,845	5,887
Mr Price Group, Ltd. (Specialty retail)	56,975	780
Naspers, Ltd. (Media)	166,526	8,861
Sasol, Ltd. (Oil, gas & consumable fuels)	186,267	7,802
Shoprite Holdings, Ltd. (Food & staples retailing)	398,113	7,337
The Foschini Group, Ltd. (Specialty retail)	420,685	6,587
Tiger Brands, Ltd. (Food products)	167,947	5,033

		67,540

Turkey—0.7%
BIM Birlesik Magazalar A.S. (Food & staples retailing)	173,078	7,130
Turkiye Halk Bankasi A.S. (Commercial banks)	734,966	5,750

		12,880

Western Hemisphere—4.8%
Bermuda—0.2%
RenaissanceRe Holdings, Ltd. (Insurance)†	34,231	2,602

Canada—4.6%
Alimentation Couche Tard, Inc. (Food & staples retailing)	328,956	14,365
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	695,355	23,016
CI Financial Corporation (Capital markets)	326,988	7,092
Dollarama, Inc. (Multiline retail)	128,580	7,727
Metro, Inc. (Food & staples retailing)	166,065	8,503
Peyto Exploration & Development Corporation (Oil, gas & consumable fuels)	442,016	8,353

See accompanying Notes to Portfolio of Investments.

8 Semi-Annual Report	June 30, 2012

Institutional International Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Common Stocks—Western Hemisphere—4.8%—(continued)
Canada—(continued)
* Precision Drilling Corporation (Energy equipment & services)	882,498	$6,007
Tim Hortons, Inc. (Hotels, restaurants & leisure)	57,143	3,012

		78,075

Asia—3.8%
Australia—0.3%
Cochlear, Ltd. (Health care equipment & supplies)	76,351	5,145

Hong Kong—2.0%
AIA Group, Ltd. (Insurance)	6,215,800	21,232
China High Precision Automation Group, Ltd. (Electronic equipment, instruments & components)**§	1,127,000	299
Hutchison Telecommunications Hong Kong Holdings, Ltd. (Diversified telecommunication services)	10,146,000	4,695
Sa Sa International Holdings, Ltd. (Specialty retail)	3,524,000	2,203
SmarTone Telecommunications Holdings, Ltd. (Wireless telecommunication services)	2,114,500	4,061
Value Partners Group, Ltd. (Capital markets)	3,840,000	1,847

		34.337

Singapore—1.5%
*Global Logistic Properties, Ltd. (Real estate management & development)	5,681,000	9,373
Keppel Corporation, Ltd. (Industrial conglomerates)	1,897,300	15,397

		24,770

Total Common Stocks—95.9% (cost $1,525,150)		1,623,033

Convertible Bond
Brazil—0.0%
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**§	$941	246

Total Convertible Bond—0.0% (cost $488)		246

Repurchase Agreement
Fixed Income Clearing Corporation, 0.100% dated 6/29/12, due 7/2/12, repurchase price $55,989, collateralized by U.S. Treasury Notes, 0.375%, due 4/15/15	55,989	55,989

Total Repurchase Agreement—3.3% (cost $55,989)		55,989

Total Investments—99.2% (cost $1,581,627)		1,679,268
Cash and other assets, less liabilities—0.8%		13,756

Net assets—100.0%		$1,693,024

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. These holdings represent 0.03% of the Fund’s net assets at June 30, 2012.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 0.03% of the net assets at June 30, 2012.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2012, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	22.1%
Consumer Discretionary	17.9%
Industrials	12.6%
Consumer Staples	11.5%
Health Care	10.3%
Energy	8.0%
Information Technology	7.5%
Materials	4.7%
Telecommunication Services	3.7%
Utilities	1.7%

Total	100.0%

At June 30, 2012, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	22.9%
Euro	19.9%
Japanese Yen	10.5%
Hong Kong Dollar	5.2%
Swiss Franc	5.0%
South African Rand	4.2%
South Korean Won	4.0%
U.S. Dollar	3.8%
Indian Rupee	3.4%
Brazilian Real	3.4%
Canadian Dollar	3.4%
Swedish Krona	2.8%
Norwegian Krone	2.6%
Thai Baht	1.7%
Danish Krone	1.6%
Singapore Dollar	1.5%
Indonesian Rupiah	1.0%
All Other Currencies	3.1%

Total	100.0%

See accompanying Notes to Portfolio of Investments.

June 30, 2012	William Blair Funds 9

David Merjan

INSTITUTIONAL INTERNATIONAL EQUITY FUND

The Institutional International Equity Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The Institutional International Equity Fund posted a 4.96% increase for the six months ended June 30, 2012. By comparison, the Fund’s benchmark, the MSCI World Ex-U.S. (net) Index increased 2.43%.

This performance was enhanced by positive stock selection across a number of sectors, coupled with the underweighting in Metals/Mining. During the period, the Fund’s Information Technology (IT) stocks were up 12.7%, well ahead of -3% Index return, ASML Holding N.V.’s performance was enhanced by rumors of a corporate breakup, while SAP AG and Samsung Electronics Co., Ltd. performed well in the first quarter on strong results. European Healthcare holdings bolstered that sector’s return, while Aerospace/Defense holdings and Keppel Corporation, Ltd. boosted Industrials performance. Somewhat detracting from first half performance was the Fund’s Staples underweighting, along with Financials and Utilities performance.

During the six month period, Consumer decreased by 3.3% in favor of Healthcare and Materials. As of period end, the Fund remained the most overweighted in Industrials and IT, which totaled 16.1% and 8.8%, respectively. While Financials represented 20.7% of the portfolio, it was below the 23.9% Index weighting, due to limited Developed Asia and Europe Ex-U.K. exposure. Regionally, Europe represented 37.9% of the Fund, due to an over 12% Healthcare weighting. The U.K. totaled 21.8%, slightly ahead of the Index weighting, while emerging markets represented 10.8%, a reduction from year end, when it represented 14.2%.

10 Semi-Annual Report	June 30, 2012

Institutional International Equity Fund

Performance Highlights (unaudited)

Average Annual Total Return 6/30/2012

	Year To Date	1 Year	3 Year	5 Year	Since Inception(a)
Institutional International Equity Fund	4.96%	-10.98%	7.37%	-5.78%	2.23%
MSCI World Ex-U.S. (net)	2.43	(14.13)	6.20	(5.67)	2.86
(a)	For the period December 1, 2004 (Commencement of Operations) to June 30, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2012	William Blair Funds 11

Institutional International Equity Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks

Europe, Mid-East—38.2%
Denmark—2.1%
Novo Nordisk A/S (Pharmaceuticals)	16,457	$2,377

France—11.0%
AXA S.A. (Insurance)	96,252	1,276
BNP Paribas S.A. (Commercial banks)	36,339	1,395
Christian Dior S.A. (Textiles, apparel & luxury goods)	9,520	1,304
Dassault Systemes S.A. (Software)	16,684	1,561
Essilor International S.A. (Health care equipment & supplies)	26,290	2,439
L’Oreal S.A. (Personal products)	12,062	1,408
Sanofi (Pharmaceuticals)	30,289	2,290
Technip S.A. (Energy equipment & services)	9,031	936

		12,609

Germany—7.0%
BASF SE (Chemicals)	26,592	1,841
Bayer AG (Pharmaceuticals)	24,356	1,750
Fresenius SE & Co. KGaA (Health care providers & services)	21,822	2,258
Infineon Technologies AG (Semiconductors & semiconductor equipment)	83,719	565
SAP AG (Software)	27,264	1,606

		8,020

Ireland—2.9%
*Ryanair Holdings plc—ADR (Airlines)	45,783	1,392
Shire plc (Pharmaceuticals)	69,450	1,992

		3,384

Israel—0.9%
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	26,824	1,058

Italy—1.1%
Saipem SpA (Energy equipment & services)	28,816	1,276

Netherlands—4.1%
ASML Holding N.V. (Semiconductors & semiconductor equipment)	29,377	1,489
Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	385	13
Royal Dutch Shell plc Class “B” (Oil, gas & consumable fuels)	32,186	1,122
Unilever N.V. (Food products)	62,643	2,092

		4,716

Norway—1.4%
Telenor ASA (Diversified telecommunication services)	96,535	1,605

Spain—1.5%
Inditex S.A. (Specialty retail)	17,276	1,782

Sweden—1.3%
Atlas Copco AB Class “A” (Machinery)	69,907	1,500

Switzerland—4.9%
*Geberit AG (Building products)	6,566	1,292
Nestle S.A. (Food products)	29,443	1,754
Syngenta AG (Chemicals)	7,454	2,539

		5,585

Common Stocks—(continued)

United Kingdom—20.8%
Barclays plc (Commercial banks)	270,465	$690
BG Group plc (Oil, gas & consumable fuels)	62,141	1,265
Burberry Group plc (Textiles, apparel & luxury goods)	77,020	1,598
Compass Group plc (Hotels, restaurants & leisure)	230,104	2,411
Diageo plc (Beverages)	88,707	2,281
Experian plc (Professional services)	108,356	1,528
HSBC Holdings plc (Commercial banks)	176,278	1,558
Johnson Matthey plc (Chemicals)	51,099	1,767
Pearson plc (Media)	101,202	2,007
Petrofac, Ltd. (Energy equipment & services)	78,182	1,699
Prudential plc (Insurance)	127,777	1,477
*Rolls-Royce Holdings plc (Aerospace & defense)	189,100	2,541
Standard Chartered plc (Commercial banks)	88,587	1,921
Tullow Oil plc (Oil, gas & consumable fuels)	51,254	1,180

		23,923

Japan—14.0%
Chiyoda Corporation (Construction & engineering)	71,000	861
Daito Trust Construction Co., Ltd. (Real estate management & development)	21,100	1,993
FamilyMart Co., Ltd. (Food & staples retailing)	35,000	1,598
Fanuc Corporation (Machinery)	12,400	2,009
Keyence Corporation (Electronic equipment, instruments & components)	5,800	1,423
Nikon Corporation (Leisure equipment & products)	56,700	1,704
Nitori Co., Ltd. (Specialty retail)	13,100	1,236
ORIX Corporation (Diversified financial services)	18,120	1,671
Sumitomo Mitsui Financial Group, Inc. (Commercial banks)	43,700	1,428
Suruga Bank, Ltd. (Commercial banks)	95,000	967
THK Co., Ltd. (Machinery)	66,500	1,241

		16,131

Canada—7.1%
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	57,864	1,915
Canadian National Railway Co. (Road & rail)†	19,485	1,644
Goldcorp, Inc. (Metals & mining)†	28,563	1,073
The Toronto-Dominion Bank (Commercial banks)	30,570	2,393
Tim Hortons, Inc. (Hotels, restaurants & leisure)	22,535	1,188

		8,213

Emerging Asia—5.6%
China—2.2%
China Mobile, Ltd. (Wireless telecommunication services)	113,000	1,235
CNOOC, Ltd. (Oil, gas & consumable fuels)	647,000	1,284

		2,519

India—0.8%
Tata Consultancy Services, Ltd. (IT services)	40,992	938

See accompanying Notes to Portfolio of Investments.

12 Semi-Annual Report	June 30, 2012

Institutional International Equity Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)

Emerging Asia—5.6%—(continued)
Papua New Guinea—0.8%
Oil Search, Ltd. (Oil, gas & consumable fuels)	127,500	$858

South Korea—1.8%
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	1,994	2,091

Asia—5.0%
Australia—1.6%
BHP Billiton, Ltd.—ADR (Metals & mining)	28,069	1,833

Hong Kong—2.1%
AIA Group, Ltd. (Insurance)	701,600	2,397

Singapore—1.3%
Keppel Corporation, Ltd. (Industrial conglomerates)	193,000	1,566

Emerging Latin America—3.4%
Brazil—1.0%
Embraer S.A.—ADR (Aerospace & defense)	41,660	1,105

Chile—1.5%
Sociedad Quimica y Minera de Chile S.A.—ADR (Chemicals)	31,185	1,736

Panama—0.9%
Copa Holdings S.A. (Airlines)†	12,914	1,065

Emerging Europe, Mid-East, Africa—1.4%
South Africa—1.4%
FirstRand, Ltd. (Diversified financial services)	491,768	1,588

Total Common Stocks—95.5% (cost $99,116)		109,875

Repurchase Agreement
Fixed Income Clearing Corporation, 0.100% dated 6/29/12, due 7/2/12, repurchase price $5,659, collateralized by FNMA, 5.000%, due 4/15/15	$5,659	5,659

Total Repurchase Agreement—4.9% (cost $5,659)		5,659

Total Investments—100.4% (cost $104,775)		115,534
Liabilities, plus cash and other assets—(0.4)%		(413)

Net assets—100.0%		$115,121

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2012, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	20.7%
Industrials	16.1%
Health Care	12.9%
Consumer Discretionary	12.0%
Materials	9.8%
Information Technology	8.8%
Energy	8.8%
Consumer Staples	8.3%
Telecommunication Services	2.6%

Total	100.0%

At June 30, 2012, the Fund’s Portfolio of Investments includes the following currency categories:

Euro	24.8%
British Pound Sterling	23.2%
Japanese Yen	14.7%
U.S. Dollar	11.7%
Hong Kong Dollar	5.9%
Swiss Franc	5.1%
Canadian Dollar	3.2%
Danish Krone	2.2%
South Korean Won	1.9%
Norwegian Krone	1.5%
South African Rand	1.4%
Singapore Dollar	1.4%
Swedish Krona	1.4%
All Other Currencies	1.6%

Total	100.0%

See accompanying Notes to Portfolio of Investments.

June 30, 2012	William Blair Funds 13

Jeffrey A. Urbina

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The International Small Cap Growth Fund posted a 6.43% increase \(Institutional Class Shares) for the six months ended June 30, 2012. By comparison, the Fund’s benchmark, the MSCI All Country Ex-U.S. Small Cap Index (net), increased 4.09%.

Performance was driven by strong stock selection across a number of sectors, along with a focus on high quality companies with good growth prospects. In addition, the Fund’s sector/industry exposures were positive given the significant Metals/Mining underweighting and Consumer overweighting. Within Discretionary, Nokian Renkaat (Tyres), the Finnish tire company, added to results on strong demand from its important Russian end market, while Salvatore Ferragamo Italia SpA, the Italian luxury goods company, rose on strong sales trends across most regions and distribution channels. Dollarama, Inc. also performed well over the period. Somewhat detracting from results was K’s Holdings Corporation, the Japanese electronics retailer, which had weak TV sales as incentives expired. Financials stock selection was bolstered by conservative Commercial Banks positioning coupled with strong results in Insurance and Real Estate. Defensive positioning within Industrials added value as well. Somewhat detracting from results was weak performance in Energy, as Legacy Oil & Gas, Inc. detracted from results on lower production growth and reserves than the market expected, and as Celtic Exploration Ltd. and Peyto Exploration & Development Corporation each underperformed on concerns of lower natural gas prices and slowing production growth.

The Fund maintained its significant Consumer focus, representing 35.8% as of June 30, approximately 10% above the Index weighting. At June 30, the Fund remained significantly overweighted in Health Care, which totaled 12.5%, well above the 5% Index weighting, although below the 15.8% weighting as of year end. Conversely, Resources, Industrials and Financials were significantly underweighted. Overall regional positioning did not change appreciably during the six month period, as the Fund maintained its significant weighting in the UK at the expense of Developed Asia and Canada. Emerging markets totaled 22.2% as of June 30, below the 23.1% Index weighting and a reduction from year end, due to lower exposure in Emerging Asia, given slowing growth in that region.

14 Semi-Annual Report	June 30, 2012

International Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2012

	Year To Date	1 Year	3 Year	5 Year	Since Inception(a)
Institutional Class	6.43%	-11.09%	14.48%	-2.05%	5.11%
MSCI ACWI Ex-U.S. Small Cap (net)	4.09	(16.43)	10.41	(3.74)	4.41
(a)	For the period November 1, 2005 (Commencement of Operations) to June 30, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2012	William Blair Funds 15

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks

United Kingdom—22.1%
Abcam plc (Biotechnology)	962,205	$6,288
*ASOS plc (Internet & catalog retail)	118,426	3,292
Aveva Group plc (Software)	265,190	6,770
Babcock International Group plc (Commercial services & supplies)	1,107,282	14,801
Booker Group plc (Food & staples retailing)	8,352,829	11,904
Croda International plc (Chemicals)	398,298	14,116
Domino’s Pizza Group plc (Hotels, restaurants & leisure)	313,120	2,523
Dunelm Group plc (Specialty retail)	445,908	3,628
Elementis plc (Chemicals)	1,427,404	4,438
*EnQuest plc (Oil, gas & consumable fuels)	1,476,078	2,490
Fidessa Group plc (Software)	122,805	2,981
Halma plc (Electronic equipment, instruments & components)	878,060	5,743
Hiscox, Ltd. (Insurance)	488,558	3,269
IG Group Holdings plc (Diversified financial services)	1,272,904	9,549
*Imagination Technologies Group plc (Computers & peripherals)	903,107	6,600
Lancashire Holdings, Ltd. (Insurance)	927,090	11,565
Moneysupermarket.com Group plc (Internet software & services)	1,770,555	3,472
*Salamander Energy plc (Oil, gas & consumable fuels)	1,680,109	4,492
Spirax-Sarco Engineering plc (Machinery)	211,563	6,580
*Sports Direct International plc (Specialty retail)	1,338,244	6,409
St James’s Place plc (Insurance)	636,618	3,333
Synergy Health plc (Health care providers & services)	207,366	2,928
*Telecity Group plc (Internet software & services)	491,879	6,186

		143,357

Europe—20.7%
Denmark—0.9%
CHR Hansen Holding A/S (Chemicals)	225,500	5,785

Germany—7.0%
Aixtron AG (Semiconductors & semiconductor equipment)	306,454	4,367
Delticom AG (Specialty retail)	30,200	1,983
ElringKlinger AG (Auto components)	191,003	4,537
Gerry Weber International AG (Textiles, apparel & luxury goods)	145,938	6,009
MTU Aero Engines Holding AG (Aerospace & defense)	169,142	12,402
Pfeiffer Vacuum Technology AG (Machinery)	58,801	5,980
Wincor Nixdorf AG (Computers & peripherals)	197,352	6,988
Wirecard AG (IT services)	184,136	3,563

		45,829

Ireland—1.4%
Paddy Power plc (Hotels, restaurants & leisure)	143,495	9,361

Italy—3.2%
De’Longhi SpA (Household durables)	391,776	3,760
Recordati SpA (Pharmaceuticals)	397,789	2,829

Common Stocks—Europe—20.7%—(continued)
Italy—(continued)
Salvatore Ferragamo Italia SpA (Textiles, apparel & luxury goods)	299,415	$6,214
Tod’s SpA (Textiles, apparel & luxury goods)	50,442	5,040
*Yoox SpA (Internet & catalog retail)	201,285	2,899

		20,742

Norway—1.9%
Opera Software ASA (Internet software & services)	533,186	3,756
Schibsted ASA (Media)	271,063	8,776

		12,532

Spain—2.3%
Viscofan S.A. (Food products)	341,795	14,676

Sweden—3.0%
Axis Communications AB (Communications equipment)	351,804	7,629
JM AB (Household durables)	280,780	4,942
Mekonomen AB (Specialty retail)	130,585	3,992
NIBE Industrier AB (Building products)	211,658	2,884

		19,447

Switzerland—1.0%
Partners Group Holding AG (Capital markets)	36,436	6,472

Japan—16.2%
Ain Pharmaciez, Inc. (Food & staples retailing)	112,400	6,742
Cosmos Pharmaceutical Corporation (Food & staples retailing)	60,600	4,010
CyberAgent, Inc. (Media)	3,535	8,991
F.C.C. Co., Ltd. (Auto components)	326,709	5,436
FamilyMart Co., Ltd. (Food & staples retailing)	320,900	14,653
Kakaku.com, Inc. (Internet software & services)	93,000	3,143
M3, Inc. (Health care technology)	812	3,870
Miraca Holdings, Inc. (Health care providers & services)	262,600	10,858
MISUMI Group, Inc. (Trading companies & distributors)	278,100	6,499
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	30,100	3,231
Ship Healthcare Holdings, Inc. (Health care providers & services)	209,000	5,007
Start Today Co., Ltd. (Internet & catalog retail)	284,300	3,951
Suruga Bank, Ltd. (Commercial banks)	1,017,000	10,356
THK Co., Ltd. (Machinery)	472,200	8,814
United Arrows, Ltd. (Specialty retail)	167,700	4,158
Xebio Co., Ltd. (Specialty retail)	257,300	5,849

		105,568

Emerging Asia—11.1%
China—4.9%
AAC Technologies Holdings, Inc. (Communications equipment)	2,111,559	6,070
Dongyue Group (Chemicals)	3,435,000	1,590

See accompanying Notes to Portfolio of Investments.

16 Semi-Annual Report	June 30, 2012

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—11.1%—(continued)

China—(continued)
*Haier Electronics Group Co., Ltd. (Household durables)	8,292,000	$9,876
Haitian International Holdings, Ltd. (Machinery)	3,820,496	3,772
Minth Group, Ltd. (Auto components)	2,728,000	2,929
Spreadtrum Communications, Inc.—ADR (Semiconductors & semiconductor equipment)†	209,135	3,691
*WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)†	261,262	3,689

		31,617

India—2.0%
CRISIL, Ltd. (Diversified financial services)	181,617	3,492
eClerx Services, Ltd. (Professional services)	160,640	1,745
Ipca Laboratories, Ltd. (Pharmaceuticals)	300,246	1,929
*Jubilant Foodworks, Ltd. (Hotels, restaurants & leisure)	112,272	2,351
Motherson Sumi Systems, Ltd. (Auto components)	715,247	2,094
Oberoi Realty, Ltd. (Real estate management & development)	344,191	1,500

		13,111

Indonesia—1.6%
PT Harum Energy Tbk (Oil, gas & consumable fuels)	2,587,500	1,570
PT Kalbe Farma Tbk (Pharmaceuticals)	6,134,500	2,466
PT Media Nusantara Citra Tbk (Media)	12,923,000	2,738
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Food products)	12,969,500	3,694

		10,468

South Korea—0.6%
Daum Communications Corporation (Internet software & services)	44,148	3,943

Taiwan—1.1%
Hiwin Technologies Corporation (Machinery)	370,000	3,739
Simplo Technology Co., Ltd. (Computers & peripherals)	524,500	3,571

		7,310

Thailand—0.9%
Bangkok Dusit Medical Services PCL (Health care providers & services)	831,500	2,552
Siam Makro PCL (Food & staples retailing)	267,900	3,003

		5,555

Asia—9.0%
Australia—3.0%
Cochlear, Ltd. (Health care equipment & supplies)	196,219	13,222
Seek, Ltd. (Professional services)	929,525	6,032

		19,254

Hong Kong—4.6%
ASM Pacific Technology, Ltd. (Semiconductors & semiconductor equipment)	1,249,300	15,854
Sa Sa International Holdings, Ltd. (Specialty retail)	5,746,000	3,592

Common Stocks—Asia—9.0%—(continued)

Hong Kong—(continued)
SmarTone Telecommunications Holdings, Ltd. (Wireless telecommunication services)	4,925,500	$9,460
Value Partners Group, Ltd. (Capital markets)	1,968,000	946

		29,852

Singapore—1.4%
*Biosensors International Group, Ltd. (Health care equipment & supplies)	3,011,000	2,698
First Resources, Ltd. (Food products)	4,340,000	6,578

		9,276

Canada—6.5%
Canadian Energy Services & Technology Corporation (Energy equipment & services)	202,155	1,944
Canadian Western Bank (Commercial banks)	83,749	2,173
*Celtic Exploration, Ltd. (Oil, gas & consumable fuels)	510,250	6,901
Dollarama, Inc. (Multiline retail)	197,301	11,856
*Legacy Oil + Gas, Inc. (Oil, gas & consumable fuels)	831,220	4,588
Major Drilling Group International, Inc. (Metals & mining)	195,191	2,257
Petrominerales, Ltd. (Oil, gas & consumable fuels)	158,581	1,791
Peyto Exploration & Development Corporation (Oil, gas & consumable fuels)	327,812	6,195
*Precision Drilling Corporation (Energy equipment & services)	417,208	2,840
Total Energy Services, Inc. (Energy equipment & services)	128,308	1,814

		42,359

Emerging Europe, Mid-East, Africa—6.3%
Poland—1.0%
Eurocash S.A. (Food & staples retailing)	235,146	2,894
Lubelski Wegiel Bogdanka S.A. (Oil, gas & consumable fuels)	97,701	3,577

		6,471

Russia—0.4%
*Etalon Group Ltd.—144A—GDR (Real estate management & development)†	419,810	2,288

South Africa—3.5%
Capitec Bank Holdings, Ltd. (Commercial banks)	271,332	7,053
Coronation Fund Managers, Ltd. (Capital markets)	1,036,290	3,508
Life Healthcare Group Holdings Pte, Ltd. (Health care providers & services)	2,264,242	8,622
Mr Price Group, Ltd. (Specialty retail)	256,068	3,506

		22,689

Turkey—1.4%
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	945,477	4,047
Turkiye Sinai Kalkinma Bankasi A.S. (Commercial banks)	5,205,656	5,296

		9,343

See accompanying Notes to Portfolio of Investments.

June 30, 2012	William Blair Funds 17

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

Common Stocks—(continued)

Emerging Latin America—3.8%
Brazil—2.7%
Arezzo Industria e Comercio S.A. (Textiles, apparel & luxury goods)	268,796	$4,002
CETIP S.A.—Balcao Organizado de Ativos e Derivativos (Capital markets)	148,542	1,856
Iochpe-Maxion S.A. (Machinery)	166,500	1,940
OdontoPrev S.A. (Health care providers & services)	837,700	4,254
Restoque Comercio e Confeccoes de Roupas S.A. (Textiles, apparel & luxury goods)	439,800	2,251
T4F Entretenimento S.A. (Media)	413,800	3,430

		17,733

Chile—0.5%
CFR Pharmaceuticals S.A. (Pharmaceuticals)	14,169,396	3,183

Panama—0.6%
Copa Holdings S.A. (Airlines)†	45,616	3,763

Total Common Stocks—95.7% (cost $580,931)		621,984

Convertible Bond
Brazil—0.0%
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**§	$959	251

Total Convertible Bond—0.0% (cost $497)		251

Repurchase Agreement
Fixed Income Clearing Corporation, 0.100% dated 6/29/12, due 7/2/12, repurchase price $26,085, collateralized by FNMA, 5.000%, due 4/15/15	26,085	26,085

Total Repurchase Agreement—4.0% (cost $26,085)		26,085

Total Investments—99.7% (cost $607,513)		648,320
Cash and other assets, less liabilities—0.3%		2,202

Net assets—100.0%		$650,522

ADR = American Depository Receipt

GDR = Global Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.04% of the Fund’s net assets at June 30, 2012.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.04% of the net assets at June 30, 2012.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2012, the Fund’s Portfolio of Investments includes the following industry categories:

Consumer Discretionary	24.8%
Information Technology	15.2%
Industrials	12.7%
Health Care	12.5%
Financials	11.7%
Consumer Staples	11.0%
Energy	6.1%
Materials	4.5%
Telecommunication Services	1.5%

Total	100.0%

At June 30, 2012, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	23.0%
Japanese Yen	17.0%
Euro	15.6%
Hong Kong Dollar	9.9%
Canadian Dollar	6.8%
South African Rand	3.7%
Swedish Krona	3.1%
Australian Dollar	3.1%
Brazilian Real	2.9%
Indian Rupee	2.1%
Norwegian Krone	2.0%
Indonesian Rupiah	1.7%
Turkish Lira	1.5%
Singapore Dollar	1.5%
New Taiwan Dollar	1.2%
Swiss Franc	1.0%
All Other Currencies	3.9%

Total	100.0%

See accompanying Notes to Portfolio of Investments.

18 Semi-Annual Report	June 30, 2012

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Emerging Markets Growth Fund posted a 7.33% increase (Institutional Class Shares) for the six months ended June 30, 2012. By comparison, the Fund’s benchmark, the MSCI Emerging Markets IMI Index (net), increased 4.31%.

Year-to-date, performance was strong. The Fund’s significant outperformance was driven by stock selection, coupled with the its focus on high quality companies with good growth prospects. In addition, the Fund’s industry positioning augmented performance during the period. Staples stock selection was strong, with good performance in Food/Staples Retailing and Food Products. In particular Magnit OJSC, the Russian grocery store chain was additive to results on strong same store sales, while CP ALL Public Company Limited, the Thai convenience store operator, also reported better than expected results on strong same store sales growth. BIM Birlesik Magazalar A.S., the hard discounter in Turkey, reported strong sales growth during the period. Financials stock selection was strong, supported by Turkiye Garanti Bankasi A.S., the Turkish bank specializing in lending. Somewhat detracting from performance was Information Technology (IT) stock selection, given weakness in HTC Corporation, the Taiwan smartphone producer, and Infosys Technologies Limited, the Indian IT and software company.

Consumer was reduced during the six month period to approximately 26% of the portfolio, with a tilt towards Staples, yet remained significantly overweighted versus the 17.5% Index weighting, given higher Autos, Media, Retailing and Food/Staples Retailing weightings. This decrease funded a slight increase in Resources, although it remained significantly underweighted versus the 23.8% Index weighting, due primarily to the significant underweighting in Mining, given concerns about slowing infrastructure spending growth and the impact on commodity prices prospectively. Regionally, the portfolio’s positioning did not change significantly during the six month period and remained relatively similar to the Index, despite significant country weighting variances. Within Emerging Asia, the 8.2% India weighting and 4.4% weighting in Indonesia, was offset by lower Korean and Taiwanese exposure, while in Emerging Europe, Mid East, and Africa (EMEA), limited Eastern Europe and Russian exposure was offset by higher weightings in South Africa and Turkey. Emerging Latin America totaled 23.7% as of quarter end, above the 24.5% Index weighting given larger weights in Chile, Colombia and Peru, which offset lower Mexican exposure.

June 30, 2012	William Blair Funds 19

Emerging Markets Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2012

	Year To Date	1 Year	3 Year	5 Year	Since Inception(a)
Institutional Class	7.33%	-10.32%	13.17%	-2.56%	10.53%
MSCI Emerging Markets IMI (net)	4.31	(16.29)	9.97	(0.01)	10.34
(a)	For the period June 6, 2005 (Commencement of Operations) to June 30, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

20 Semi-Annual Report	June 30, 2012

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks

Emerging Asia—53.7%
China—19.4%
AAC Technologies Holdings, Inc. (Communications equipment)	1,157,959	$3,329
*Baidu, Inc.—ADR (Internet software & services)	151,291	17,395
Belle International Holdings, Ltd. (Specialty retail)	2,638,610	4,462
China BlueChemical, Ltd. (Chemicals)	4,060,609	2,303
China Mobile, Ltd. (Wireless telecommunication services)	3,218,755	35,163
China Shenhua Energy Co., Ltd. (Oil, gas & consumable fuels)	2,218,304	7,735
CNOOC, Ltd. (Oil, gas & consumable fuels)	12,063,601	23,947
Comba Telecom Systems Holdings, Ltd. (Communications equipment)	4,121,361	1,711
Dongfeng Motor Group Co., Ltd. (Automobiles)	7,888,186	12,100
Dongyue Group (Chemicals)	2,825,287	1,307
Golden Eagle Retail Group, Ltd. (Multiline retail)	1,130,547	2,294
*Haier Electronics Group Co., Ltd. (Household durables)	5,423,000	6,459
Haitian International Holdings, Ltd. (Machinery)	2,617,870	2,585
Lenovo Group, Ltd. (Computers & peripherals)	15,137,014	12,761
*NetEase, Inc.—ADR (Internet software & services)	76,617	4,509
Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	1,261,449	10,032
Spreadtrum Communications, Inc.—ADR (Semiconductors & semiconductor equipment)	163,268	2,882
Sun Art Retail Group, Ltd. (Food & staples retailing)	8,773,245	9,601
Tencent Holdings, Ltd. (Internet software & services)	310,335	9,040
Want Want China Holdings, Ltd. (Food products)	7,076,217	8,665
*WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	162,514	2,295
Yingde Gases (Chemicals)	2,319,981	2,111
*Youku.com, Inc.—ADR (Internet software & services)	80,097	1,736

		184,422

India—8.2%
Asian Paints, Ltd. (Chemicals)	45,181	3,147
Bajaj Auto, Ltd. (Automobiles)	168,227	4,739
HDFC Bank, Ltd. (Commercial banks)	998,051	10,073
Housing Development Finance Corporation (Thrifts & mortgage finance)	803,261	9,397
IndusInd Bank, Ltd. (Commercial banks)	476,422	2,903
ITC, Ltd. (Tobacco)	3,557,037	16,494
*Jubilant Foodworks, Ltd. (Hotels, restaurants & leisure)	120,928	2,532
Lupin, Ltd. (Pharmaceuticals)	234,955	2,260
Motherson Sumi Systems, Ltd. (Auto components)	640,080	1,874
Nestle India, Ltd. (Food products)	28,797	2,341

Common Stocks—Emerging Asia—53.7%—(continued)
India—(continued)
Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	430,529	$4,903
Tata Consultancy Services, Ltd. (IT services)	370,963	8,487
Tata Motors, Ltd. (Automobiles)	2,149,801	9,335

		78,485

Indonesia—4.4%
PT Astra International Tbk (Automobiles)	13,191,240	9,620
PT Bank Rakyat Indonesia (Commercial banks)	17,979,821	12,156
PT Indo Tambangraya Megah (Oil, gas & consumable fuels)	986,224	3,775
PT Jasa Marga Persero Tbk (Transportation infrastructure)	2,980,500	1,713
PT Kalbe Farma Tbk (Pharmaceuticals)	6,336,283	2,547
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Food products)	9,279,728	2,643
PT Unilever Indonesia Tbk (Household products)	2,696,997	6,576
PT United Tractors Tbk (Machinery)	1,036,273	2,355

		41,385

Malaysia—1.0%
CIMB Group Holdings Bhd (Commercial banks)	4,167,287	9,934

Papua New Guinea—1.0%
Oil Search, Ltd. (Oil, gas & consumable fuels)	1,471,402	9,910

Philippines—0.1%
Alliance Global Group, Inc. (Industrial conglomerates)	1,862,972	510

South Korea—8.2%
Celltrion, Inc. (Pharmaceuticals)	171,765	4,544
Hyundai Motor Co. (Automobiles)	82,330	16,713
LG Household & Health Care, Ltd. (Household products)	8,178	4,405
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	31,001	32,507
Samsung Engineering Co., Ltd. (Construction & engineering)	45,297	7,099
Samsung Fire & Marine Insurance Co., Ltd. (Insurance)	38,338	7,565
Samsung Heavy Industries Co., Ltd. (Machinery)	152,914	4,980

		77,813

Taiwan—6.4%
Asustek Computer, Inc. (Computers & peripherals)	1,218,000	11,065
Catcher Technology Co., Ltd. (Computers & peripherals)	609,064	4,046
Hiwin Technologies Corporation (Machinery)	260,742	2,635
Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments & components)	6,635,994	19,851
HTC Corporation (Communications equipment)	499,800	6,514
MediaTek, Inc. (Semiconductors & semiconductor equipment)	754,064	6,888

See accompanying Notes to Portfolio of Investments.

June 30, 2012	William Blair Funds 21

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—53.7% (continued)
Taiwan—(continued)
Simplo Technology Co., Ltd. (Computers & peripherals)	618,122	$4,209
TPK Holding Co., Ltd. (Electronic equipment, instruments & components)	442,979	5,544
TSRC Corporation (Chemicals)	111,708	274

		61,026

Thailand—5.0%
Advanced Info Service PCL (Wireless telecommunication services)	2,656,362	15,431
BEC World PCL (Media)	2,929,000	4,657
CP ALL PCL (Food & staples retailing)	8,589,718	9,601
Kasikornbank PCL (Commercial banks)	2,772,682	14,405
Siam Makro PCL (Food & staples retailing)	304,532	3,414

		47,508

Emerging Latin America—21.8%
Argentina—0.5%
MercadoLibre, Inc. (Internet software & services)	64,031	4,853

Brazil—10.2%
BR Malls Participacoes S.A. (Real estate management & development)	596,190	6,827
BR Properties S.A. (Real estate management & development)	309,597	3,653
CETIP S.A.—Balcao Organizado de Ativos e Derivativos (Capital markets)	153,548	1,919
Cia de Bebidas das Americas—ADR (Beverages)	498,098	19,092
Cia de Concessoes Rodoviarias (Transportation infrastructure)	652,489	5,305
Cia Hering (Specialty retail)	229,116	4,346
Cielo S.A. (IT services)	498,800	14,672
CPFL Energia S.A.—ADR (Electric utilities)	274,394	6,857
Embraer S.A.—ADR (Aerospace & defense)	358,522	9,512
Iochpe-Maxion S.A. (Machinery)	188,500	2,196
Lojas Renner S.A. (Multiline retail)	168,222	4,720
OdontoPrev S.A. (Health care providers & services)	504,566	2,562
*OGX Petroleo e Gas Participacoes S.A. (Oil, gas & consumable fuels)	811,289	2,222
Raia Drogasil S.A. (Food & staples retailing)	246,545	2,486
Totvs S.A. (Software)	124,732	2,403
Tractebel Energia S.A. (Independent power producers & energy traders)	435,038	8,047

		96,819

Chile—3.4%
Banco Santander Chile—ADR (Commercial banks)	119,420	9,254
CFR Pharmaceuticals S.A. (Pharmaceuticals)	10,378,475	2,332
ENTEL Chile S.A. (Wireless telecommunication services)	349,425	6,629
S.A.C.I. Falabella (Multiline retail)	768,693	7,023
Sociedad Quimica y Minera de Chile S.A.—ADR (Chemicals)	82,591	4,598
Sonda S.A. (IT services)	902,990	2,537

		32,373

Common Stocks—Emerging Latin America—21.8% (continued)
Colombia—2.3%
Ecopetrol S.A. (Oil, gas & consumable fuels)	5,554,705	$15,530
Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	285,240	6,041

		21,571

Mexico—4.5%
Coca-Cola Femsa S.A.B. de C.V.—ADR (Beverages)	37,395	4,894
*Genomma Lab Internacional S.A.B. de C.V. (Pharmaceuticals)	1,239,169	2,448
Grupo Financiero Banorte S.A.B. de C.V. (Commercial banks)	3,187,010	16,471
Grupo Mexico S.A.B. de C.V. Series “B” (Metals & mining)	6,411,812	19,058

		42,871

Peru—0.9%
Credicorp, Ltd. (Commercial banks)†	71,223	8,966

Emerging Europe, Mid-East, Africa—19.6%
Nigeria—0.3%
Guaranty Trust Bank plc (Commercial banks)	32,723,983	3,016

Poland—0.6%
Eurocash S.A. (Food & staples retailing)	466,227	5,738

Qatar—1.5%
Industries Qatar QSC (Industrial conglomerates)	412,537	14,161

Russia—2.7%
* Etalon Group Ltd.—144A—GDR (Real estate management & development)	473,600	2,581
Magnit OAO (Food & staples retailing)†	120,783	14,526
*Mail.ru Group, Ltd.—GDR (Internet software & services)	78,415	2,658
*Yandex N.V. Class “A” (Internet software & services)†	328,102	6,250

		26,015

South Africa—10.5%
*Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	319,257	4,915
AVI, Ltd. (Food products)	771,245	4,717
Bidvest Group, Ltd. (Industrial conglomerates)	457,034	10,175
FirstRand, Ltd. (Diversified financial services)	4,552,014	14,694
Life Healthcare Group Holdings Pte, Ltd. (Health care providers & services)	2,323,740	8,849
Mr Price Group, Ltd. (Specialty retail)	188,991	2,587
MTN Group, Ltd. (Wireless telecommunication services)	584,575	10,077
Naspers, Ltd. (Media)	188,266	10,018
Sasol, Ltd. (Oil, gas & consumable fuels)	407,706	17,076
Shoprite Holdings, Ltd. (Food & staples retailing)	385,753	7,110
Tiger Brands, Ltd. (Food products)	137,081	4,108
Truworths International, Ltd. (Specialty retail)	472,654	5,176

		99,502

See accompanying Notes to Portfolio of Investments.

22 Semi-Annual Report	June 30, 2012

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—19.6%—(continued)
Turkey—4.0%
Arcelik A.S. (Household durables)	576,339	$2,913
BIM Birlesik Magazalar A.S. (Food & staples retailing)	220,658	9,090
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	718,901	3,076
Turkiye Halk Bankasi A.S. (Commercial banks)	2,920,553	22,851

		37,930

Total Common Stocks—95.1% (cost $858,643)		904,808

Preferred Stocks
Brazil—2.0%
Itau Unibanco Holding S.A. (Commercial banks)	983,041	13,846
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	539,525	4,902

		18,748

Total Preferred Stocks—2.0% (cost $19,749)		18,748

Convertible Bond
Brazil—0.0%
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**§	$1,602	419

Total Convertible Bond—0.0% (cost $831)		419

Total Investments—97.1% (cost $879,223)		923,975
Cash and other assets, less liabilities—2.9%		27,724

Net assets—100.0%		$951,699

ADR = American Depository Receipt

GDR = Global Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.04% of the Fund’s net assets at June 30, 2012.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.04% of the net assets at June 30, 2012.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2012, the Fund’s Portfolio of Investments includes the following industry categories:

Information Technology	20.1%
Financials	19.5%
Consumer Staples	14.7%
Consumer Discretionary	12.4%
Energy	9.9%
Telecommunication Services	7.3%
Industrials	6.9%
Health Care	4.1%
Materials	3.5%
Utilities	1.6%

Total	100.0%

At June 30, 2012, the Fund’s Portfolio of Investments includes the following currency categories:

Hong Kong Dollar	17.4%
U.S. Dollar	12.5%
South African Rand	10.8%
Brazilian Real	8.7%
Indian Rupee	8.5%
South Korean Won	8.4%
New Taiwan Dollar	6.6%
Thai Baht	5.1%
Indonesian Rupiah	4.5%
Mexican Peso	4.1%
Turkish Lira	4.1%
Chilean Peso	2.0%
Colombian Peso	1.7%
Qatari Rial	1.5%
Malaysian Ringgit	1.1%
Australian Dollar	1.1%
All Other Currencies	1.9%

Total	100.0%

See accompanying Notes to Portfolio of Investments.

June 30, 2012	William Blair Funds 23

Todd M. McClone

Jeffrey A. Urbina

EMERGING LEADERS GROWTH FUND

The Emerging Leaders Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Emerging Leaders Growth Fund posted a 7.06% increase (Institutional Class Shares) for the six months ended June 30, 2012. By comparison, the Fund’s benchmark, the MSCI Emerging Markets Large Cap Index (net) increased 3.60% during the same period.

Year-to-date, performance was strong. The Fund’s significant outperformance was driven by stock selection, coupled with the Fund’s focus on high quality companies with good growth prospects. The overweighting in Staples along with good stock selection bolstered performance, as Magnit OJSC, the Russian grocery store chain, was additive to results on strong same store sales growth, while CP All, the Thai convenience store operator, also reported better than expected results on strong same store sales growth. Financials performance was bolstered by Banorte, which continued to generate strong results. Redecard, the Brazilian payment processing company, was up significantly on Itau Unibanco’s tender for outstanding shares. We sold the company as a result. Resources stock selection was also strong, driven by good performance in Oil/Gas and Metals/Mining holdings. Somewhat detracting from results was the Fund’s underperformance in IT and Industrials.

Consumer was reduced during the six month period to approximately 28% of the portfolio, with a tilt towards Staples, yet remained significantly overweighted versus the 14.7% Index weighting, given higher Autos, Retailing and Food/Staples Retailing weightings. This decrease funded a 2.5% increase in Resources, although it remained significantly underweighted versus the 26.7% Index weighting, due primarily to the significant underweighting in Mining, given concerns about slowing infrastructure spending growth and the impact on commodity prices prospectively. Regionally, the portfolio’s positioning did not change significantly during the three month period. EM Asia was slightly underweighted versus the Index as of June 30, due to lower Korean and Taiwanese exposure, which more than offset a 3% overweighting in India and slightly higher Chinese and Indonesian exposure. In EMEA, limited Eastern Europe and Russian exposure was offset by a 5% overweighting in South Africa. Latin America totaled 23.8% as of quarter end, above the 22.8% Index weighting given larger weights in Chile, Colombia and Peru, which offset lower Brazilian and Mexican exposure.

24 Semi-Annual Report	June 30, 2012

Emerging Leaders Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2012

	Year To Date	1 Year	3 Year	Since Inception(a)
Institutional Class	7.06%	-11.55%	12.02%	-2.01%
MSCI Emerging Markets Large Cap (net)	3.60	(15.51)	9.62	(1.53)
(a)	For the period March 26, 2008 (Commencement of Operations) to June 30, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing includes special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Large Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure market performance of large capitalization on stocks in emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2012	William Blair Funds 25

Emerging Leaders Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks

Emerging Asia—55.9%
China—20.0%
* Baidu, Inc.—ADR (Internet software & services)	8,786	$1,010
Belle International Holdings, Ltd. (Specialty retail)	244,000	413
China Mobile, Ltd. (Wireless telecommunication services)	177,500	1,939
China Shenhua Energy Co., Ltd. (Oil, gas & consumable fuels)	102,000	356
CNOOC, Ltd. (Oil, gas & consumable fuels)	750,000	1,489
Dongfeng Motor Group Co., Ltd. (Automobiles)	484,000	742
Lenovo Group, Ltd. (Computers & peripherals)	836,000	705
* NetEase, Inc.—ADR (Internet software & services)	3,908	230
Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	73,000	581
Sun Art Retail Group, Ltd. (Food & staples retailing)	514,000	562
Tencent Holdings, Ltd. (Internet software & services)	18,700	545
Want Want China Holdings, Ltd. (Food products)	327,000	400

		8,972

India—10.1%
Bajaj Auto, Ltd. (Automobiles)	15,682	442
HDFC Bank, Ltd. (Commercial banks)	67,729	684
Housing Development Finance Corporation (Thrifts & mortgage finance)	42,550	498
ITC, Ltd. (Tobacco)	165,531	767
Nestle India, Ltd. (Food products)	2,736	222
Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	63,475	723
Tata Consultancy Services, Ltd. (IT services)	22,902	524
Tata Motors, Ltd. (Automobiles)	161,854	703

		4,563

Indonesia—5.5%
PT Astra International Tbk (Automobiles)	1,225,500	894
PT Bank Rakyat Indonesia (Commercial banks)	1,153,000	779
PT Unilever Indonesia Tbk (Household products)	232,000	566
PT United Tractors Tbk (Machinery)	108,500	247

		2,486

Malaysia—1.8%
CIMB Group Holdings Bhd (Commercial banks)	330,200	787

South Korea—8.8%
Hyundai Motor Co. (Automobiles)	4,437	901
LG Household & Health Care, Ltd. (Household products)	1,063	572
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	1,769	1,855
Samsung Engineering Co., Ltd. (Construction & engineering)	4,091	641

		3,969

Issuer	Shares	Value

Common Stocks—Emerging Asia—55.9%—(continued)
Taiwan—3.4%
Asustek Computer, Inc. (Computers & peripherals)	41,000	$372
Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments & components)	380,700	1,139

		1,511

Thailand—6.3%
Advanced Info Service PCL (Wireless telecommunication services)	164,800	957
CP ALL PCL (Food & staples retailing)	965,700	1,080
Kasikornbank PCL (Commercial banks)	155,800	809

		2,846

Emerging Latin America—21.8%
Brazil—9.9%
BR Malls Participacoes S.A. (Real estate management & development)	63,300	725
Cia de Bebidas das Americas—ADR (Beverages)	28,876	1,107
Cia de Concessoes Rodoviarias (Transportation infrastructure)	63,100	513
Cielo S.A. (IT services)	23,300	685
CPFL Energia S.A.—ADR (Electric utilities)	16,614	415
Embraer S.A.—ADR (Aerospace & defense)	15,600	414
Tractebel Energia S.A. (Independent power producers & energy traders)	31,400	581

		4,440

Chile—3.7%
Banco Santander Chile—ADR (Commercial banks)	10,225	792
S.A.C.I. Falabella (Multiline retail)	52,314	478
Sociedad Quimica y Minera de Chile S.A.—ADR (Chemicals)	7,336	409

		1,679

Colombia—2.5%
Ecopetrol S.A. (Oil, gas & consumable fuels)	394,565	1,103

Mexico—4.9%
Grupo Financiero Banorte S.A.B. de C.V. (Commercial banks)	184,600	954
Grupo Mexico S.A.B. de C.V. Series “B” (Metals & mining)	420,200	1,249

		2,203

Peru—0.8%
Credicorp, Ltd. (Commercial banks)†	3,045	383

Emerging Europe, Mid-East, Africa—19.6%

Qatar—1.9%
Industries Qatar QSC (Industrial conglomerates)	24,491	841

Russia—3.6%
Magnit OAO (Food & staples retailing)†	924	111
* Magnit OJSC—144A—GDR (Food & staples retailing)†	21,877	658
Sberbank of Russian Federation (Commercial banks)†	316,195	844

		1,613

See accompanying Notes to Portfolio of Investments.

26 Semi-Annual Report	June 30, 2012

Emerging Leaders Growth Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Europe, Mid-East, Africa—19.6%—(continued)
South Africa—12.3%
Bidvest Group, Ltd. (Industrial conglomerates)	31,864	$709
FirstRand, Ltd. (Diversified financial services)	283,763	916
MTN Group, Ltd. (Wireless telecommunication services)	27,421	473
Naspers, Ltd. (Media)	9,621	512
Sasol, Ltd. (Oil, gas & consumable fuels)	25,709	1,077
Shoprite Holdings, Ltd. (Food & staples retailing)	48,720	898
Tiger Brands, Ltd. (Food products)	14,106	423
Truworths International, Ltd. (Specialty retail)	47,800	523

		5,531

Turkey—1.8%
Turkiye Garanti Bankasi A.S. (Commercial banks)	210,924	828

Total Common Stocks—97.3% (cost $41,454)		43,755

Preferred Stocks
Brazil—2.1%
Itau Unibanco Holding S.A. (Commercial banks)	45,600	642
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	32,055	291

		933

Total Preferred Stocks—2.1% (cost $986)		933

Total Investments—99.4% (cost $42,440)		44,688
Cash and other assets, less liabilities—0.6%		278

Net assets—100.0%		$44,966

ADR = American Depository Receipt

GDR = Global Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2012, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	23.0%
Consumer Staples	16.5%
Information Technology	15.8%
Consumer Discretionary	12.5%
Energy	9.7%
Telecommunication Services	7.5%
Industrials	7.5%
Materials	3.7%
Utilities	2.2%
Health Care	1.6%

Total	100.0%

At June 30, 2012, the Fund’s Portfolio of Investments includes the following currency categories:

Hong Kong Dollar	17.3%
U.S. Dollar	14.2%
South African Rand	12.4%
Indian Rupee	10.2%
South Korean Won	8.9%
Brazilian Real	7.7%
Thai Baht	6.4%
Indonesian Rupiah	5.6%
Mexican Peso	4.9%
New Taiwan Dollar	3.4%
Colombian Peso	2.5%
Qatari Rial	1.9%
Turkish Lira	1.8%
Malaysian Ringgit	1.7%
Chilean Peso	1.1%

Total	100.0%

See accompanying Notes to Portfolio of Investments.

June 30, 2012	William Blair Funds 27

FIXED-INCOME MARKETS OVERVIEW

Fixed Income Summary

The global capital markets continued to experience elevated levels of volatility during the first half of 2012 as investors focused on the ongoing European debt crisis. Despite the volatility, global equities have gained year-to-date, with U.S. stocks outperforming their non-U.S. counterparts. U.S. dollar-based, investment-grade fixed income instruments have also gained as interest rates declined to record-low levels as investors continue to flock to high-quality assets.

The European debt crisis took center stage during the second quarter and drove volatility as attention shifted to events in Greece and Spain. Greece held two elections to form a new government during the second quarter after a radical anti-austerity political bloc, the Syriza party, gained popularity and threatened to reverse the country’s austerity progress. Investors assigned an increased probability that Greece could exit the euro amid the uncertainty of the Greek elections. Ultimately, the pro-austerity New Democracy party emerged as the country’s preeminent political party. In Spain, the Spanish banking crisis added volatility as Spanish government officials sought financial aid packages to recapitalize its banks.

Within the U.S., it was revealed that the labor markets continued to show signs of weakness and hampered growth. The market is beginning to show signs of concern over the “fiscal cliff,” which refers to the automatic tax increases and spending cuts scheduled to start in the beginning of 2013 unless politicians agree to a compromise to extend the beginning of the tax increases and spending cuts. Another noteworthy event was the J.P. Morgan trading loss. The trading loss was not meaningful because of its size (initially reported at $2 billion), but it was meaningful because it highlighted the difficulties of monitoring activities at large banking institutions with regulations that seek to curb risk-taking at banks.

The Federal Open Market Committee (FOMC) remained accommodative and continued its unconventional easing programs. The FOMC continued to state that conditions “warrant exceptionally low levels for the federal funds rate at least through late-2014.” At its June 20 meeting, the FOMC announced plans to extend its “Operation Twist” program, which was scheduled to expire on June 30, through the end of the year. The FOMC also announced plans to continue to reinvest principal from its agency MBS portfolio.

Fixed income instruments have gained as investors continue to flock to safe haven assets amid the uncertainties in Europe and the U.S. High yield bonds and emerging market debt have been the strongest-performing segments of the bond market. Corporate bonds and Treasury Inflation-Protected Securities (TIPS) have been the best-performing segment of the investment-grade fixed-income market. The 10-year Treasury note yielded 1.65% at the end of June, 23 basis points lower year-to-date.

28 Semi-Annual Report	June 30, 2012

Christopher T. Vincent

Paul J. Sularz

BOND FUND

The Bond Fund seeks to outperform the Barclays Capital U.S. Aggregate Bond Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Year-to-date the Fund gained 4.01%, outpacing its benchmark, the Barclay’s Capital U.S. Aggregate Bond Index, which rose 2.37%.

Security selection has been the primary driver of performance year-to-date. Results were particularly strong among the Fund’s corporate bond holdings. The Fund has maintained an overweight exposure to financials that has been additive as investment-grade financials have been strong performers year-to-date. Positioning within the Industrial sector was also additive. Within the Industrials sector, we had exposure to high-yield issuers, and that allocation contributed to results as high-yield issuers have outperformed investment-grade issuers year-to-date.

In addition, security selection within the Fund’s mortgage-backed securities added value year-to-date. The pools owned provided incremental yield over Treasuries and experienced manageable prepayment speeds.

Another factor that affected performance favorably was the Fund’s allocation to longer-dated U.S. TIPS (Treasury Inflation-Protected Securities). These positions benefitted as interest rates declined and Treasury instruments benefitted from a global flight to quality.

Sector positioning has impacted performance favorably year-to-date. The William Blair Bond Fund is structured to be underweight to Treasury instruments, which have been the weakest-performing segment of the market, and to be overweight in corporate and mortgage-backed securities, both of which have outperformed Treasuries year-to-date.

Outlook and Positioning

We are positioned neutral on interest rates with the portfolio’s duration in-line with that of the benchmark. We believe that interest rates will remain range-bound at lower levels over the next two years, as the FOMC (Federal Open Market Committee) continues to state that current conditions “warrant exceptionally low levels for the federal funds rate at least through late 2014.”

We are overweight agency mortgage-backed securities. We seek pools with better-than-market convexity characteristics through favoring pools with above-market coupon rates comprised of either low loan balances or seasoned pools and avoiding the generic, current-coupon pools that dominate the Mortgage Index. We view specified pool mortgage-backed securities as a cheap alternative to agency debentures (to which we are underweight).

We are overweight investment-grade corporate bonds, as we believe the sector continues to offer good relative value. Within the sector, we are overweight industrials and financials. We emphasize companies with positive free cash flow and strong and experienced management teams. We believe that certain names in the financial sector offer value, and we are encouraged by the improvement of balance sheets within the sector despite the regulatory issues facing the industry. We hold an allocation to high yield bonds near its 10% maximum. We emphasize higher quality (BB- and B-rated) industrial issuers.

We hold an allocation to TIPS, as we find its embedded option on unexpected inflation to be an appealing feature versus owning nominal Treasury notes.

June 30, 2012	William Blair Funds 29

Bond Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2012

	Year To Date	1 Year	3 Year	5 Year	Since Inception(a)
Institutional Class	4.01%	8.76%	8.73%	7.62%	7.13%
Barclays Capital U.S. Aggregate Bond Index	2.37	7.47	6.93	6.79	6.35
(a)	For the period May 1, 2007 (Commencement of Operations) to June 30, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Capital U.S. Aggregate Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2012. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investments.

30 Semi-Annual Report	June 30, 2012

Bond Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—42.2%
U.S. Treasury Inflation Indexed Notes/Bonds—7.7%
U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17	$5,881	$6,788
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	8,538	13,795

Total U.S. Treasury Inflation Indexed Notes/Bonds		20,583

U.S. Treasury—1.1%
U.S. Treasury Bond, 3.125%, due 2/15/42	525	564
U.S. Treasury Strip Principal, 0.000%, due 5/15/20	2,575	2,319

Total U.S. Treasury Obligations		2,883

Government National Mortgage Association (GNMA)—3.3%
#344834, 6.250%, due 7/15/13	5	5
#344902, 6.250%, due 3/15/14	6	6
#623162, 6.500%, due 7/15/18	41	46
#616250, 6.000%, due 2/15/24	10	11
#422470, 7.500%, due 3/15/26	1	1
#509405, 7.500%, due 8/15/29	1	1
GNR 2004-2 M5, 4.891%, due 7/16/34	125	138
GNR 2006-67 GB, 4.741%, due 9/16/34, VRN	1,620	1,679
#699118, 6.000%, due 9/15/38	6,152	6,964

Total GNMA Mortgage Obligations		8,851

Federal Home Loan Mortgage Corp. (FHLMC)—8.2%
#G90024, 7.000%, due 1/20/13	3	3
#J14232, 3.500%, due 1/1/21	1,345	1,416
#J16051, 4.500%, due 7/1/26	1,338	1,457
#G01728, 7.500%, due 7/1/32	273	334
#C01385, 6.500%, due 8/1/32	278	316
#C01623, 5.500%, due 9/1/33	409	449
#A15039, 5.500%, due 10/1/33	7	8
#G01843, 6.000%, due 6/1/35	77	87
#G02141, 6.000%, due 3/1/36	1,573	1,756
#A62179, 6.000%, due 6/1/37	818	914
#A63539, 6.000%, due 7/1/37	1,035	1,156
#A62858, 6.500%, due 7/1/37	558	631
#G03170, 6.500%, due 8/1/37	1,275	1,441
#A66843, 6.500%, due 10/1/37	1,919	2,188
#A78138, 5.500%, due 6/1/38	1,147	1,279
#G04544, 6.000%, due 8/1/38	3,614	4,010
#A81799, 6.500%, due 9/1/38	2,334	2,661
#C03665, 9.000%, due 4/1/41	1,672	2,080

Total FHLMC Mortgage Obligations		22,186

Federal National Mortgage Association (FNMA)—21.9%
#124947, 7.000%, due 7/1/13	1	1
#576553, 8.000%, due 2/1/16	10	11
#580793, 6.000%, due 4/1/16	2	2
#624506, 6.000%, due 1/1/17	2	3
#679247, 7.000%, due 8/1/17	9	10
#689612, 5.000%, due 5/1/18	263	287
#695910, 5.000%, due 5/1/18	551	602
#697593, 5.000%, due 5/1/18	479	523
#770395, 5.000%, due 4/1/19	9	10
#745735, 5.000%, due 3/1/21	600	653
#900725, 6.000%, due 8/1/21	137	151
#893325, 7.000%, due 9/1/21	9	10
#AA2924, 4.500%, due 4/1/24	920	1,010
#AD8164, 4.000%, due 8/1/25	63	69

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#255956, 5.500%, due 10/1/25	$62	$68
#AB2256, 3.500%, due 2/1/26	1,294	1,394
#890329, 4.000%, due 4/1/26	518	562
#AI9811, 4.500%, due 8/1/26	550	604
#AH9564, 3.500%, due 9/1/26	1,126	1,213
#AJ8149, 3.500%, due 12/1/26	1,358	1,462
#AB4818, 4.000%, due 4/1/27	1,274	1,390
#252925, 7.500%, due 12/1/29	3	3
#535977, 6.500%, due 4/1/31	24	28
#253907, 7.000%, due 7/1/31	4	5
#587849, 6.500%, due 11/1/31	35	40
#545437, 7.000%, due 2/1/32	139	162
#545759, 6.500%, due 7/1/32	1,511	1,730
#678007, 6.000%, due 9/1/32	27	30
#254548, 5.500%, due 12/1/32	68	75
#684601, 6.000%, due 3/1/33	1,479	1,665
#708993, 5.000%, due 6/1/33	86	96
#190340, 5.000%, due 9/1/33	218	237
#254868, 5.000%, due 9/1/33	22	24
#739243, 6.000%, due 9/1/33	1,653	1,861
#739331, 6.000%, due 9/1/33	787	886
#555800, 5.500%, due 10/1/33	237	261
#555946, 5.500%, due 11/1/33	715	800
#756153, 5.500%, due 11/1/33	1,739	1,932
#725017, 5.500%, due 12/1/33	83	93
#725205, 5.000%, due 3/1/34	2,779	3,024
#725232, 5.000%, due 3/1/34	3,010	3,275
#725238, 5.000%, due 3/1/34	1,042	1,134
#763798, 5.500%, due 3/1/34	322	358
#725611, 5.500%, due 6/1/34	357	393
#783786, 5.500%, due 7/1/34	294	329
#786546, 6.000%, due 7/1/34	734	825
#787816, 6.000%, due 7/1/34	769	865
#190353, 5.000%, due 8/1/34	322	350
#794474, 6.000%, due 10/1/34	159	179
#745092, 6.500%, due 7/1/35	1,054	1,206
#357944, 6.000%, due 9/1/35	89	100
#829306, 6.000%, due 9/1/35	1,197	1,340
#836140, 5.500%, due 10/1/35	118	132
#843487, 6.000%, due 10/1/35	225	252
#849191, 6.000%, due 1/1/36	491	550
#848782, 6.500%, due 1/1/36	661	750
#745349, 6.500%, due 2/1/36	922	1,054
#888305, 7.000%, due 3/1/36	25	29
#895637, 6.500%, due 5/1/36	375	426
#831540, 6.000%, due 6/1/36	139	155
#745802, 6.000%, due 7/1/36	496	555
#886220, 6.000%, due 7/1/36	1,071	1,199
#893318, 6.500%, due 8/1/36	182	207
#902974, 6.000%, due 12/1/36	1,078	1,202
#909480, 6.000%, due 2/1/37	1,061	1,188
#938440, 6.000%, due 7/1/37	504	562
#928561, 6.000%, due 8/1/37	595	666
#948689, 6.000%, due 8/1/37	1,084	1,206
#946646, 6.000%, due 9/1/37	302	338
#888967, 6.000%, due 12/1/37	2,010	2,250
#889385, 6.000%, due 2/1/38	637	713
#962058, 6.500%, due 3/1/38	4,014	4,598
#934006, 6.500%, due 9/1/38	1,367	1,566
#986856, 6.500%, due 9/1/38	1,075	1,221

See accompanying Notes to Portfolio of Investments.

June 30, 2012	William Blair Funds 31

Bond Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#991911, 7.000%, due 11/1/38		$801	$916
#931492, 6.000%, due 7/1/39		341	382
#AA6898, 6.000%, due 7/1/39		1,769	1,980
#AL0913, 6.000%, due 7/1/41		1,250	1,393

Total FNMA Mortgage Obligations			58,831

Non-Agency Mortgage-Backed Obligations—0.2%
First Plus Home Loan Trust, 1997-4, Tranche M1, 7.640%, 9/11/23§**	D	199	167
First Horizon Asset Securities, Inc., 2004-AR4, Tranche 3A1, 2.660%, 8/25/34, VRN	AA	400	368

Total Non-Agency Mortgage-Backed Obligations			535

Asset-Backed Securities—3.0%
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-1A, Tranche A, 9.310%, 10/20/13	Aa1	1,500	1,522
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A1, 4.260%, 3/25/14	Aaa	2,280	2,321
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A2, 5.290%, 3/25/16	Aaa	600	659
Avis Budget Rental Car Funding AESOP LLC—144A, 2010-3A, Tranche A, 4.640%, 5/20/16	Aaa	100	108
Centre Point Funding LLC—144A, 2010-1A, Tranche 1, 5.430%, 7/20/16	A2	2,274	2,383
Sierra Receivables Funding Co. LLC—144A, 2011-1A, Tranche A, 3.350%, 4/20/26	A	1,129	1,141

Total Asset-Backed Securities			8,134

Corporate Obligations—52.9%
Yum! Brands, Inc., 6.250%, due 4/15/16	BBB	1,400	1,615
Supervalu, Inc., 8.000%, due 5/1/16	B	1,550	1,569
Ford Motor Credit Co. LLC—144A, 3.984%, due 6/15/16	Baa3	2,000	2,060
Petrobras International Finance Co., 6.125%, due 10/6/16	A3	1,400	1,566
Ally Financial, Inc., 5.500%, due 2/15/17	BB-	1,788	1,816
American International Group, Inc., 3.800%, due 3/22/17	A-	2,375	2,421
Penske Truck Leasing Co. L.P.—144A, 3.750%, due 5/11/17	BBB+	2,000	2,016
ERP Operating L.P., 5.750%, due 6/15/17	BBB+	2,075	2,394
JPMorgan Chase & Co., 6.125%, due 6/27/17	A	600	668
American Express Co., 6.150%, due 8/28/17	A+	2,050	2,429
Capital One Financial Corporation, 6.750%, due 9/15/17	A-	1,900	2,254

Corporate Obligations—(continued)
Exelon Generation Co. LLC, 6.200%, due 10/1/17	Baa1	$1,160	$1,337
Toll Brothers Finance Corporation, 8.910%, due 10/15/17	BBB-	1,050	1,291
Motorola Solutions, Inc., 6.000%, due 11/15/17	BBB	2,050	2,328
Triumph Group, Inc., 8.000%, due 11/15/17	B+	1,550	1,689
Kohl’s Corporation, 6.250%, due 12/15/17	BBB+	1,000	1,200
Cemex S.A.B. de C.V.—144A, 9.000%, due 1/11/18	B+	1,000	893
American Tower Corporation, 4.500%, due 1/15/18	Baa3	1,200	1,268
Morgan Stanley, 6.625%, due 4/1/18	A	2,575	2,692
General Electric Capital Corporation, 5.625%, due 5/1/18	AA+	1,275	1,466
Simon Property Group L.P., 6.125%, due 5/30/18	A-	1,800	2,130
Petrohawk Energy Corporation, 7.250%, due 8/15/18	A	1,050	1,181
Merrill Lynch & Co., Inc., 6.875%, due 11/15/18	A	1,100	1,232
CSX Corporation, 7.375%, due 2/1/19	BBB	870	1,110
BHP Billiton Finance USA, Ltd., 6.500%, due 4/1/19	A+	1,300	1,655
Owens Corning, 9.000%, due 6/15/19	BBB-	1,050	1,309
Discovery Communications LLC, 5.625%, due 8/15/19	BBB	550	644
Roper Industries, Inc., 6.250%, due 9/1/19	BBB	1,850	2,202
Republic Services, Inc., 5.500%, due 9/15/19	BBB	1,725	1,996
Boston Properties L.P., 5.875%, due 10/15/19	A-	1,575	1,816
Crown Castle International Corporation, 7.125%, due 11/1/19	BB-	1,550	1,662
Toll Brothers Finance Corporation, 6.750%, due 11/1/19	BBB-	500	554
Ford Motor Credit Co. LLC, 8.125%, due 1/15/20	Baa3	2,050	2,504
Jarden Corporation, 7.500%, due 1/15/20	B	1,550	1,693
JBS USA LLC—144A, 8.250%, due 2/1/20	BB	1,000	973
Johnson Controls, Inc., 5.000%, due 3/30/20	BBB+	1,675	1,894
The Goldman Sachs Group, Inc., 6.000%, due 6/15/20	A	2,575	2,749
Commonwealth Edison Co., 4.000%, due 8/1/20	A-	1,000	1,112
Citigroup, Inc., 5.375%, due 8/9/20	A	2,050	2,215
Alcoa, Inc., 6.150%, due 8/15/20	BBB-	2,050	2,158
Omnicom Group, Inc., 4.450%, due 8/15/20	BBB+	2,075	2,237
The Goodyear Tire & Rubber Co., 8.250%, due 8/15/20	B+	1,500	1,588
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	A-	1,500	1,741

See accompanying Notes to Portfolio of Investments.

32 Semi-Annual Report	June 30, 2012

Bond Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(continued)
Progress Energy, Inc., 4.400%, due 1/15/21	BBB	$1,675	$1,862
Simon Property Group L.P., 6.125%, due 5/30/18	A-	1,800	2,130
Petrohawk Energy Corporation, 7.250%, due 8/15/18	A	1,050	1,181
Merrill Lynch & Co., Inc., 6.875%, due 11/15/18	A	1,100	1,232
CSX Corporation, 7.375%, due 2/1/19	BBB	870	1,110
BHP Billiton Finance USA, Ltd., 6.500%, due 4/1/19	A+	1,300	1,655
Owens Corning, 9.000%, due 6/15/19	BBB-	1,050	1,309
Discovery Communications LLC, 5.625%, due 8/15/19	BBB	550	644
Roper Industries, Inc., 6.250%, due 9/1/19	BBB	1,850	2,202
Republic Services, Inc., 5.500%, due 9/15/19	BBB	1,725	1,996
Boston Properties L.P., 5.875%, due 10/15/19	A-	1,575	1,816
Crown Castle International Corporation, 7.125%, due 11/1/19	BB-	1,550	1,662
Toll Brothers Finance Corporation, 6.750%, due 11/1/19	BBB-	500	554
Ford Motor Credit Co. LLC, 8.125%, due 1/15/20	Baa3	2,050	2,504
Jarden Corporation, 7.500%, due 1/15/20	B	1,550	1,693
JBS USA LLC—144A, 8.250%, due 2/1/20	BB	1,000	973
Johnson Controls, Inc., 5.000%, due 3/30/20	BBB+	1,675	1,894
The Goldman Sachs Group, Inc., 6.000%, due 6/15/20	A	2,575	2,749
Commonwealth Edison Co., 4.000%, due 8/1/20	A-	1,000	1,112
Citigroup, Inc., 5.375%, due 8/9/20	A	2,050	2,215
Alcoa, Inc., 6.150%, due 8/15/20	BBB-	2,050	2,158
Omnicom Group, Inc., 4.450%, due 8/15/20	BBB+	2,075	2,237
The Goodyear Tire & Rubber Co., 8.250%, due 8/15/20	B+	1,500	1,588
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	A-	1,500	1,741
Progress Energy, Inc., 4.400%, due 1/15/21	BBB	1,675	1,862
Standard Pacific Corporation, 8.375%, due 1/15/21	B	1,750	1,899
Petrobras International Finance Co., 5.375%, due 1/27/21	A3	1,200	1,293
L-3 Communications Corporation, 4.950%, due 2/15/21	BBB-	2,430	2,628
Wyndham Worldwide Corporation, 5.625%, due 3/1/21	BBB-	1,000	1,089
Ball Corporation, 5.750%, due 5/15/21	BB+	1,550	1,666
Energizer Holdings, Inc., 4.700%, due 5/19/21	BBB-	2,050	2,161
Discovery Communications LLC, 4.375%, due 6/15/21	BBB	1,000	1,086
O’Reilly Automotive, Inc., 4.625%, due 9/15/21	BBB	2,275	2,378

Corporate Obligations—(continued)
Corporation Nacional del Cobre de Chile—144A, 3.875%, due 11/3/21	A1	$1,900	$1,999
Itau Unibanco Holding S.A.—144A, 6.200%, due 12/21/21	Baa2	2,500	2,600
SABMiller Holdings, Inc.—144A, 3.750%, due 1/15/22	BBB+	2,000	2,127
SLM Corporation, 7.250%, due 1/25/22	BBB-	2,075	2,194
Fresenius Medical Care US Finance II, Inc.—144A, 5.875%, due 1/31/22	BB+	1,000	1,041
Lamar Media Corp.—144A, 5.875%, due 2/1/22	BB-	1,000	1,025
Masco Corporation, 5.950%, due 3/15/22	BBB-	1,675	1,724
BE Aerospace, Inc., 5.250%, due 4/1/22	BB	1,550	1,596
FMG Resources August 2006 Pty Ltd.—144A, 6.875%, due 4/1/22	BB+	1,050	1,058
Pinnacle Entertainment, Inc., 7.750%, due 4/1/22	B	1,315	1,405
Kraft Foods Group, Inc.—144A, 3.500%, due 6/6/22	Baa2	1,900	1,950
Embraer S.A., 5.150%, due 6/15/22	BBB-	2,500	2,566
Comcast Corporation, 3.125%, due 7/15/22	BBB+	1,000	1,005
Continental Airlines 2012-1 Class A Pass Thru Trusts, 4.150%, due 10/11/25	A-	2,375	2,333
The Kroger Co., 8.000%, due 9/15/29	BBB	450	586
Conoco Funding Co., 7.250%, due 10/15/31	A1	450	650
Kohl’s Corporation, 6.000%, due 1/15/33	BBB+	1,065	1,195
Wisconsin Electric Power Co., 5.700%, due 12/1/36	A+	525	667
Comcast Corporation, 6.450%, due 3/15/37	BBB+	650	790
Yum! Brands, Inc., 6.875%, due 11/15/37	BBB	625	828
JPMorgan Chase & Co., 6.400%, due 5/15/38	A+	1,470	1,767
COX Communications, Inc.—144A, 6.950%, due 6/1/38	BBB	370	446
General Electric Capital Corporation, 6.875%, due 1/10/39	AA+	750	968
Abbott Laboratories, 6.000%, due 4/1/39	AA	2,250	2,982
Burlington Northern Santa Fe LLC, 5.750%, due 5/1/40	A3	1,565	1,866
Illinois Tool Works, Inc., 4.875%, due 9/15/41	A1	900	1,025
Union Pacific Corporation, 4.750%, due 9/15/41	A-	1,450	1,573
Aristotle Holding, Inc.—144A, 6.125%, due 11/15/41	BBB+	2,500	3,038
Philip Morris International, Inc., 4.375%, due 11/15/41	A	2,075	2,140
Gilead Sciences, Inc., 5.650%, due 12/1/41	A-	1,775	2,069
Citigroup, Inc., 5.875%, due 1/30/42	A	750	819
Bank of America Corporation, 5.875%, due 2/7/42	A	2,375	2,602

See accompanying Notes to Portfolio of Investments.

June 30, 2012	William Blair Funds 33

Bond Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(continued)
CSX Corporation, 4.750%, due 5/30/42	BBB	$1,225	$1,263
Odebrecht Finance Ltd.—144A, 7.125%, due 6/26/42	BBB-	1,000	995

Total Corporate Obligations			142,281

Total Long-Term Investments—98.3% (cost $247,901)			264,284

Repurchase Agreement
Fixed Income Clearing Corporation, 0.100% dated 6/29/12, due 7/2/12, repurchase price $3,157, collateralized by FHLB, 3.650%, due 2/24/32	Aaa	3,157	3,157

Total Repurchase Agreement—1.2% (cost $3,157)			3,157

Total Investments—99.5% (cost $251,058)			267,441
Cash and other assets, less liabilities—0.5%			1,398

Net assets—100.0%			$268,839

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN = Variable Rate Note

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.06% of the net assets at June 30, 2012.

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.06% of the Fund’s net assets at June 30, 2012.

See accompanying Notes to Portfolio of Investments.

34 Semi-Annual Report	June 30, 2012

Christopher T. Vincent

Paul J. Sularz

LOW DURATION FUND

The Low Duration Fund seeks to maximize total return. Total return includes both income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Year-to-date, the Fund gained 1.64%, outpacing its benchmark, the Merrill Lynch 1-Year U.S. Treasuries Index, which rose 0.04%.

Security selection results in the mortgage-backed sector had the largest positive impact on performance year-to-date. The majority of the Fund is invested in seasoned agency (Fannie Mae and Freddie Mac) mortgage-backed securities. The pools employed by the Fund experienced manageable prepayment speeds and earned positive returns during the first quarter.

The Fund’s asset-backed securities (ABS) and corporate bonds were also additive to performance. Within both sectors, we emphasize both fixed- and floating-rate securities, all of which were rated “A” or better from a Nationally Recognized Statistical Rating Organization. These securities benefitted from the incremental yield they offer despite an increase in risk spreads during the quarter.

Finally, the Low Duration Fund has benefitted from the reduction in interest rates that has been experienced year-to-date.

Outlook and Positioning

The Low Duration Fund is structured to earn a competitive yield by taking a little more interest rate risk than money market instruments. Duration is managed within a band of 0.5 – 2.0 years, and all securities must carry a credit rating of “A” or better. Most of the securities we employ are amortizing instruments, meaning they make monthly payments of principal and interest; such a cash flow pattern allows for quicker reinvestment if interest rates were to rise.

Our primary emphasis remains in agency mortgage-backed securities. In the Low Duration Fund, we favor both seasoned and newer-vintage higher-coupon, low loan balance, 15-year pools. We believe these securities will generate steady, predictable cash flows and experience slower prepayment speeds in the current lower interest rate environment.

Within the asset-backed sector, we are allocated to short-dated auto and credit card loan receivable pools originated by “Tier 1” issuers. Some of our asset-backed holdings are floating-rate instruments, which help protect principal in a rising interest rate environment.

In the corporate sector, we favor short-dated, high-quality bonds of large, systemically important financial institutions as well as blue-chip industrials.

June 30, 2012	William Blair Funds 35

Low Duration Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2012

	Year To Date	1 Year	Since Inception(a)
Institutional Class	1.64%	2.39%	2.07%
Merrill Lynch 1-Year U.S. Treasury Note Index	0.04	0.26	0.50
(a)	For the period December 1, 2009 (Commencement of Operations to June 30, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Merrill Lynch 1-Year U.S. Treasury Note Index is comprised of a single U.S. Treasury Note issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding U.S. Treasury Note that matures closest to, but not beyond one year from the rebalancing date.

This report identifies the Fund’s investments on June 30, 2012. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investments.

36 Semi-Annual Report	June 30, 2012

Low Duration Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—66.2%
U.S. Treasury Inflation Indexed Notes/Bonds—1.0%
U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17	$1,711	$1,975

Government National Mortgage Association (GNMA)—1.5%
#002584, 6.000%, due 4/20/13	14	15
#623159, 5.000%, due 11/15/13	50	54
#628400, 6.000%, due 11/15/13	74	76
#002682, 6.500%, due 11/20/13	26	28
#623182, 5.000%, due 12/15/13	66	72
#781010, 6.500%, due 4/15/14	46	48
#002761, 6.000%, due 5/20/14	32	35
#002787, 5.500%, due 7/20/14	5	5
#781275, 6.000%, due 10/15/14	123	128
GNR 2011-24 VA, 3.500%, due 2/20/16	1,427	1,513
#561031, 5.500%, due 9/15/16	227	248
#003180, 6.000%, due 1/20/17	33	36
#781567, 5.000%, due 2/15/18	86	92
#606406, 5.000%, due 4/15/18	118	129
#003438, 4.500%, due 9/20/18	209	227
#003465, 4.500%, due 11/20/18	70	75

Total GNMA Mortgage Obligations		2,781

Federal Home Loan Mortgage Corp. (FHLMC)—19.5%
#M80982, 5.000%, due 7/1/12	98	100
#B18053, 5.000%, due 3/1/15	46	48
#G11885, 5.000%, due 1/1/16	155	166
#E86134, 5.000%, due 11/1/16	175	187
#E96536, 5.000%, due 3/1/18	251	270
#E95355, 5.000%, due 4/1/18	338	363
#E01377, 4.500%, due 5/1/18	329	349
#G11618, 4.500%, due 5/1/18	1,508	1,614
#E96700, 5.000%, due 5/1/18	925	994
#E96962, 4.000%, due 6/1/18	161	174
#E01411, 5.000%, due 7/1/18	171	183
#G12024, 4.500%, due 8/1/18	431	461
#E99963, 4.500%, due 10/1/18	101	108
#E01488, 5.000%, due 10/1/18	375	401
#E99895, 5.000%, due 10/1/18	762	818
#G12093, 4.500%, due 12/1/18	465	497
#B11386, 5.000%, due 12/1/18	155	167
#B11362, 5.500%, due 12/1/18	24	26
#G13367, 5.500%, due 12/1/18	125	136
#E01545, 5.000%, due 1/1/19	211	225
#B12826, 4.500%, due 3/1/19	754	811
#G11766, 5.000%, due 3/1/19	151	162
#G18001, 4.500%, due 7/1/19	209	223
#G11596, 5.500%, due 8/1/19	186	203
#B16291, 5.000%, due 9/1/19	1,118	1,201
#G11605, 5.500%, due 9/1/19	94	103
#B17142, 4.500%, due 11/1/19	1,509	1,635
#G18045, 5.000%, due 3/1/20	165	177
#B19078, 5.000%, due 4/1/20	113	121
#G18048, 5.000%, due 4/1/20	110	118
#J08152, 5.000%, due 5/1/20	129	139
#G11720, 4.500%, due 8/1/20	35	37

U.S. Government and U.S. Government Agency—(continued)
Federal Home Loan Mortgage Corp. (FHLMC)—(continued)
#G12394, 5.000%, due 5/1/21	$208	$224
#G13296, 5.000%, due 5/1/21	564	606
#G12113, 5.500%, due 5/1/21	289	316
#G12286, 5.000%, due 7/1/21	113	121
#E02322, 5.500%, due 5/1/22	77	84
#J06484, 5.500%, due 11/1/22	664	724
#C00351, 8.000%, due 7/1/24	120	144
#G13695, 4.000%, due 9/1/24	1,682	1,823
#G00363, 8.000%, due 6/1/25	155	187
#C80329, 8.000%, due 8/1/25	36	44
#J13022, 4.000%, due 9/1/25	3,141	3,406
#G14150, 4.500%, due 4/1/26	3,403	3,706
#E02912, 5.000%, due 6/1/26	1,541	1,664
#E02913, 5.000%, due 6/1/26	1,364	1,468
#J16051, 4.500%, due 7/1/26	4,595	5,003
#G04424, 6.000%, due 6/1/38	278	309
#G04778, 6.000%, due 7/1/38	256	286
#A81372, 6.000%, due 8/1/38	132	146
#G04544, 6.000%, due 8/1/38	1,807	2,005
#G04687, 6.000%, due 9/1/38	373	416
#G04745, 6.000%, due 9/1/38	207	230
#A81799, 6.500%, due 9/1/38	1,229	1,401

Total FHLMC Mortgage Obligations		36,530

Federal National Mortgage Association (FNMA)—44.2%
#256224, 5.500%, due 4/1/16	29	31
#256559, 5.500%, due 1/1/17	15	17
#256606, 5.500%, due 2/1/17	20	22
#256646, 5.500%, due 3/1/17	15	17
#545898, 5.500%, due 9/1/17	460	501
#545899, 5.500%, due 9/1/17	521	568
#555029, 5.000%, due 11/1/17	65	70
#257067, 5.000%, due 1/1/18	72	78
#663692, 5.000%, due 1/1/18	219	237
#674713, 5.000%, due 1/1/18	15	16
#679305, 5.000%, due 1/1/18	69	75
#254591, 5.500%, due 1/1/18	347	377
#678938, 5.500%, due 2/1/18	35	37
#683100, 5.500%, due 2/1/18	453	496
#254684, 5.000%, due 3/1/18	24	26
#675717, 5.000%, due 3/1/18	299	324
#681361, 5.000%, due 3/1/18	113	122
#656564, 5.000%, due 4/1/18	1,614	1,748
#696677, 5.000%, due 4/1/18	108	117
#702888, 5.000%, due 4/1/18	171	185
#695838, 5.500%, due 4/1/18	99	109
#254721, 5.000%, due 5/1/18	268	291
#697593, 5.000%, due 5/1/18	255	279
#702332, 5.000%, due 5/1/18	58	63
#704049, 5.500%, due 5/1/18	962	1,054
#735357, 5.500%, due 5/1/18	1,383	1,515
#656573, 5.000%, due 6/1/18	267	292
#709848, 5.000%, due 6/1/18	222	243
#735003, 5.500%, due 7/1/18	1,501	1,645
#711991, 5.000%, due 8/1/18	202	221

See accompanying Notes to Portfolio of Investments.

June 30, 2012	William Blair Funds 37

Low Duration Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer		Principal Amount		Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#743183, 5.000%, due 10/1/18		$93		$102
#749596, 5.000%, due 11/1/18		331		361
#745237, 5.000%, due 12/1/18		72		78
#761267, 4.500%, due 2/1/19		771		846
#255079, 5.000%, due 2/1/19		62		67
#766276, 5.000%, due 3/1/19		503		547
#779363, 5.000%, due 6/1/19		102		112
#785259, 5.000%, due 8/1/19		392		427
#725953, 5.000%, due 10/1/19		116		127
#735401, 5.500%, due 3/1/20		274		299
#879607, 5.500%, due 4/1/21		138		151
#880993, 6.000%, due 1/1/22		41		45
#972934, 5.500%, due 2/1/23		432		473
#982878, 4.500%, due 5/1/23		710		779
#254908, 5.000%, due 9/1/23		84		91
#255165, 4.500%, due 3/1/24		109		119
#934808, 4.500%, due 3/1/24		134		147
#AA4519, 4.500%, due 3/1/24		2,474		2,715
#AA5028, 4.500%, due 4/1/24		583		639
#190988, 9.000%, due 6/1/24		181		212
#AC1520, 4.000%, due 9/1/24		189		205
#AC5124, 4.000%, due 11/1/24		1,370		1,494
#AC6600, 4.500%, due 11/1/24		101		111
#AC6257, 4.000%, due 12/1/24		1,414		1,541
#AC8857, 4.500%, due 12/1/24		93		101
#AC9560, 5.000%, due 1/1/25		4,259		4,652
#932449, 4.000%, due 2/1/25		582		635
#AD0855, 4.000%, due 3/1/25		300		325
#932723, 4.000%, due 4/1/25		693		756
#935995, 4.000%, due 6/1/25		214		233
#AD4677, 4.000%, due 6/1/25		2,287		2,494
#AD8164, 4.000%, due 8/1/25		2,601		2,836
#AE1176, 4.000%, due 8/1/25		972		1,060
#AB1459, 4.000%, due 9/1/25		389		424
#AH2671, 4.000%, due 1/1/26		1,745		1,903
#890329, 4.000%, due 4/1/26		1,726		1,875
#AI4856, 4.500%, due 6/1/26		2,111		2,317
#AI9811, 4.500%, due 8/1/26		3,082		3,382
#AH9564, 3.500%, due 9/1/26		4,233		4,558
#AB3497, 4.000%, due 9/1/26		2,065		2,243
#AB3608, 3.500%, due 10/1/26		3,703		3,988
#AI7363, 3.500%, due 10/1/26		1,260		1,356
#AJ2322, 3.500%, due 10/1/26		2,903		3,126
#AB3975, 3.500%, due 12/1/26		1,135		1,223
#AJ8149, 3.500%, due 12/1/26		3,301		3,555
#AJ7724, 4.000%, due 12/1/26		2,570		2,802
#AK2768, 3.500%, due 3/1/27		3,009		3,240
#AK7384, 4.000%, due 3/1/27		3,465		3,778
#AB4818, 4.000%, due 4/1/27		2,957		3,224
#829306, 6.000%, due 9/1/35		180		202
#889385, 6.000%, due 2/1/38		2,123		2,377
#975649, 6.000%, due 7/1/38		463		516
#935532, 4.500%, due 8/1/39		121		134
#AC6651, 4.500%, due 12/1/39		148		164
#AL0913, 6.000%, due 7/1/41		834		929

Total FNMA Mortgage Obligations				82,872

Issuer	NRSRO Rating		Principal Amount		Value

Asset-Backed Securities—19.1%
American Express Issuance Trust, 2007-2, Tranche A, 0.492%, 7/15/13, VRN	AAA		$473		$473
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-1A, Tranche A, 9.310%, 10/20/13	Aa1		1,333		1,353
Volkswagen Auto Loan Enhanced Trust, 2010-1, Tranche A3, 1.310%, 1/20/14	AAA		158		158
Honda Auto Receivables Owner Trust, 2010-2, Tranche A3, 1.340%, 3/18/14	Aaa		43		43
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A1, 4.260%, 3/25/14	Aaa		1,765		1,797
BMW Vehicle Owner Trust, 2010-A, Tranche A3, 1.390%, 4/25/14	AAA		121		121
Ford Credit Auto Owner Trust, 2010-A, Tranche A3, 1.320%, 6/15/14	AAA		196		197
Capital Auto Receivables Asset Trust, 2008-1, Tranche A4B, 1.592%, 7/15/14, VRN	AAA		73		73
CNH Equipment Trust, 2010-A, Tranche A3, 1.540%, 7/15/14	AAA		70		70
Nissan Auto Receivables Owner Trust, 2010-A, Tranche A3, 0.870%, 7/15/14	Aaa		399		399
Mercedes-Benz Auto Lease Trust—144A, 2011-B, Tranche A3, 1.070%, 8/15/14	Aaa		1,500		1,508
Nissan Auto Receivables Owner Trust, 2009-1, Tranche A3, 5.000%, 9/15/14	AAA		50		50
Nissan Auto Receivables Owner Trust, 2012-A, Tranche A2, 0.540%, 10/15/14	Aaa		1,400		1,400
Nissan Master Owner Trust Receivables—144A, 2010-AA, Tranche A, 1.392%, 1/15/15, VRN	AAA		2,300		2,313
CarMax Auto Owner Trust, 2012-1, Tranche A2, 0.590%, 3/16/15	AAA		1,000		1,000
CNH Equipment Trust, 2010-C, Tranche A3, 1.170%, 5/15/15	AAA		484		486
Harley-Davidson Motorcycle Trust, 2011-2, Tranche A2, 0.710%, 5/15/15	Aaa		1,403		1,405
Discover Card Master Trust, 2007-A2, Tranche A2, 0.808%, 6/15/15, VRN	AAA		292		292
Discover Card Master Trust I, 2005-4, Tranche A2, 0.332%, 6/16/15, VRN	AAA		77		77
FPL Recovery Funding LLC, 2007-A, Tranche A2, 5.044%, 8/1/15	AAA		518		531
Bank of America Credit Card Trust, 2010-A1, Tranche A1, 0.542%, 9/15/15, VRN	AAA		2,000		2,004

See accompanying Notes to Portfolio of Investments.

38 Semi-Annual Report	June 30, 2012

Low Duration Fund

Portfolio of Investments, June 30, 2012 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Asset-Backed Securities—(continued)
Chase Issuance Trust, 2008-A13, Tranche A13, 1.968%, 9/15/15, VRN	AAA	$100	$102
Discover Card Master Trust, 2010-A1, Tranche A1, 0.892%, 9/15/15, VRN	Aaa	447	449
USAA Auto Owner Trust, 2010-1, Tranche A4, 2.140%, 9/15/15	AAA	685	693
American Express Credit Account Master Trust, 2010-1, Tranche A, 0.492%, 11/16/15, VRN	AAA	500	501
Honda Auto Receivables Owner Trust, 2012-1, Tranche A3, 0.770%, 1/15/16	AAA	1,000	1,001
Ford Credit Floorplan Master Owner Trust, 2011-1, Tranche A2, 0.842%, 2/15/16, VRN	AAA	1,000	1,005
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A2, 5.290%, 3/25/16	Aaa	2,350	2,580
Ally Master Owner Trust, 2011-3, Tranche A1, 0.872%, 5/15/16, VRN	Aaa	1,100	1,103
CNH Equipment Trust, 2010-C, Tranche A4, 1.750%, 5/16/16	AAA	60	61
Avis Budget Rental Car Funding AESOP LLC—144A, 2010-3A, Tranche A, 4.640%, 5/20/16	Aaa	1,400	1,514
Centre Point Funding LLC—144A, 2010-1A, Tranche 1, 5.430%, 7/20/16	A2	1,589	1,665
CNH Equipment Trust, 2011-B, Tranche A3, 0.910%, 8/15/16	AAA	500	501
Discover Card Master Trust, 2011-A1, Tranche A1, 0.592%, 8/15/16, VRN	Aaa	1,400	1,406
Enterprise Fleet Financing LLC—144A, 2011-2, Tranche A2, 1.430%, 10/20/16	AAA	1,780	1,785
GE Capital Credit Card Master Note Trust, 2011-1, Tranche A, 0.792%, 1/15/17, VRN	Aaa	500	503
GE Dealer Floorplan Master Note Trust, 2012-1, Tranche A, 0.814%, 2/20/17, VRN	Aaa	1,000	1,002
Discover Card Master Trust, 2010-A2, Tranche A2, 0.822%, 3/15/18, VRN	AAA	350	354
Citibank Omni Master Trust—144A, 2009-A14A, Tranche A14, 2.992%, 8/15/18, VRN	Aaa	2,000	2,100
Capital One Multi-Asset Execution Trust, 2007-A2, Tranche A2, 0.322%, 12/16/19, VRN	AAA	215	211
MBNA Credit Card Master Note Trust, 2004-A3, Tranche A3, 0.502%, 8/16/21, VRN	AAA	475	468
Sierra Receivables Funding Co. LLC—144A, 2011-1A, Tranche A, 3.350%, 4/20/26	A	941	951

Total Asset-Backed Securities			35,705

Corporate Obligations—10.7%
JPMorgan Chase & Co., 1.266%, due 1/24/14, VRN	A+	$1,000	$1,003
Morgan Stanley, 2.066%, due 1/24/14, VRN	A	1,000	972
Bank of America Corporation, 1.886%, due 1/30/14, VRN	A	1,000	990
Citigroup, Inc., 1.391%, due 4/1/14, VRN	A	1,000	984
Morgan Stanley, 6.000%, due 5/13/14	A	1,000	1,036
The Goldman Sachs Group, Inc., 0.969%, due 1/12/15, VRN	A	1,000	943
General Dynamics Corporation, 1.375%, due 1/15/15	A	1,000	1,014
The Goldman Sachs Group, Inc., 5.125%, due 1/15/15	A	1,000	1,044
AT&T, Inc., 0.875%, due 2/13/15	A2	1,000	999
Wells Fargo & Co., 1.250%, due 2/13/15	AA-	2,250	2,247
Toyota Motor Credit Corporation, 1.000%, due 2/17/15	AA-	1,000	1,001
The Bank of New York Mellon Corporation, 1.200%, due 2/20/15	Aa3	1,000	1,005
American International Group, Inc., 3.000%, due 3/20/15	A-	1,150	1,156
JPMorgan Chase & Co., 1.875%, due 3/20/15	A+	1,300	1,299
The Goldman Sachs Group, Inc., 3.300%, due 5/3/15	A	800	800
Citigroup, Inc., 4.700%, due 5/29/15	A	1,100	1,148
John Deere Capital Corporation, 0.950%, due 6/29/15	A	1,000	1,002
General Electric Capital Corporation, 1.625%, due 7/2/15	A1	1,425	1,424

Total Corporate Obligations			20,067

Total Long-Term Investments—96.0% (cost $178,646)			179,930

Repurchase Agreement
Fixed Income Clearing Corporation, 0.100% dated 6/29/12, due 7/2/12, repurchase price $5,406, collateralized by FHLB, 3.650%, due 2/24/32	Aaa	5,406	5,406

Total Repurchase Agreement—2.9% (cost $5,406)			5,406

Total Investments—98.9% (cost $184,052)			185,336
Cash and other assets, less liabilities—1.1%			2,078

Net assets—100.0%			$187,414

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN = Variable Rate Note

See accompanying Notes to Portfolio of Investments.

June 30, 2012	William Blair Funds 39

Statements of Assets and Liabilities

June 30, 2012 (dollar amounts in thousands)

	Institutional International Growth Fund	Institutional International Equity Fund	International Small Cap Growth Fund
Assets
Investments in securities, at cost	$1,581,627	$104,775	$607,513

Investments in securities, at value	$1,679,268	$115,534	$648,320
Foreign currency, at value (cost $2,043; $46; $234)	2,042	46	233
Receivable for securities sold	39,698	1,501	1,783
Receivable for fund shares sold	9,874	—	1,285
Receivable from Advisor	—	37	—
Dividend and interest receivable	2,636	219	1,071
Unrealized appreciation on forward foreign currency contracts	9	—	—

Total assets	1,733,527	117,337	652,692
Liabilities
Payable for investment securities purchased	38,968	2,064	1,053
Payable for fund shares redeemed	95	—	379
Unrealized depreciation on forward foreign currency contracts	—	11	—
Investment advisory fee payable	1,275	91	518
Distribution and shareholder service fee payable	—	—	45
Other payables and accrued expenses	165	50	175

Total liabilities	40,503	2,216	2,170

Net Assets	$1,693,024	$115,121	$650,522

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$127	$12	$53
Capital paid in excess of par value	1,747,740	230,454	677,939
Accumulated net investment income (loss)	36,355	1,009	9,353
Accumulated net realized gain (loss)	(188,752)	(127,093)	(77,620)
Net unrealized appreciation (depreciation) of investments and foreign currencies	97,554	10,739	40,797

Net Assets	$1,693,024	$115,121	$650,522

Net Assets	$1,693,024	$115,121
Shares Outstanding	126,568,937	11,827,202
Net Asset Value Per Share	13.38	9.73
Institutional Share Class
Net Assets			297,994
Shares Outstanding			24,327,664
Net Asset Value Per Share			$12.25

See accompanying Notes to Financial Statements.

40 Semi-Annual Report	June 30, 2012

Statements of Operations

for the Period Ended June 30, 2012 (all amounts in thousands)

	Institutional International Growth Fund	Institutional International Equity Fund	International Small Cap Growth Fund
Investment income
Dividends	$31,754	$1,847	$9,998
Less foreign tax withheld	(3,116)	(170)	(933)
Interest	11	1	8

Total income	28,649	1,678	9,073
Expenses
Investment advisory fees	7,987	586	3,544
Distribution fees	—	—	20
Shareholder services fees	—	—	288
Custodian fees	149	49	115
Transfer agent fees	19	2	18
Sub-transfer agent fees
Class N	—	—	12
Class I	—	—	128
Professional fees	57	21	37
Registration fees	31	12	34
Shareholder reporting fees	3	—	39
Trustee fees	36	5	13
Other expenses	27	6	14

Total expenses	8,309	681	4,262

Expenses reimbursed to (waived or absorbed by) the Advisor	—	(37)	—

Net expenses	8,309	644	4,262

Net investment income (loss)	20,340	1,034	4,811
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments	12,716	2,261	(14,939)
Foreign currency transactions	5,464	37	1,539

Total net realized gain (loss)	18,180	2,298	(13,400)
Change in net unrealized appreciation (depreciation) of:
Investments	81,718	2,500	60,489
Foreign currency translations	987	(10)	538

Total change in net unrealized appreciation (depreciation)	82,705	2,490	61,027

Net increase (decrease) in net assets resulting from operations	$121,225	$5,822	$52,438

See accompanying Notes to Financial Statements.

June 30, 2012	William Blair Funds 41

Statements of Changes in Net Assets

for the Period Ended June 30, 2012 and the Year Ended December 31, 2011 (all amounts in thousands)

	Institutional International Growth Fund		Institutional International Equity Fund		International Small Cap Growth Fund
	2012	2011	2012	2011	2012	2011
Operations
Net investment income (loss)	$20,340	$25,588	$1,034	$3,338	$4,811	$6,857
Net realized gain (loss) on investments and foreign currency transactions	18,180	68,491	2,298	29,945	(13,400)	60,435
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	82,705	(329,733)	2,490	(61,430)	61,027	(155,577)

Net increase (decrease) in net assets resulting from operations	121,225	(235,654)	5,822	(28,147)	52,438	(88,285)
Distributions to shareholders from
Net investment income	—	(1,997)	—	(2,326)	—	(10,724)
Net realized gain	—	—	—	—	—	—

	—	(1,997)	—	(2,326)	—	(10,724)
Capital stock transactions
Net proceeds from sale of shares	125,366	357,122	4,556	12,843	66,178	313,989
Shares issued in reinvestment of income dividends and capital gain distributions	—	1,885	—	2,328	—	8,514
Less cost of shares redeemed	(96,161)	(464,979)	(6,731)	(164,692)	(186,315)	(152,224)

Net increase (decrease) in net assets resulting from capital share transactions	29,205	(105,972)	(2,175)	(149,521)	(120,137)	170,279

Increase (decrease) in net assets	150,430	(343,623)	3,647	(179,994)	(67,699)	71,270
Net assets
Beginning of period	$1,542,594	$1,886,217	$111,474	$291,468	$718,221	$646,951

End of period	$1,693,024	$1,542,594	$115,121	$111,474	$650,522	$718,221

Accumulated net investment income (loss) at the end of the period	$36,355	$18,657	$1,009	$655	$9,353	$(4,453)

See accompanying Notes to Financial Statements.

42 Semi-Annual Report	June 30, 2012

Statements of Assets and Liabilities

June 30, 2012 (dollar amounts in thousands)

	Emerging Markets Growth Fund	Emerging Leaders Fund	Bond Fund	Low Duration Fund
Assets
Investments in securities, at cost	$879,223	$42,440	$251,058	$184,052

Investments in securities, at value	$923,975	$44,688	$267,441	$185,336
Foreign currency, at value (cost $5,846; $570; $-; $-)	5,858	571	—	—
Receivable for securities sold	30,628	916	—	—
Receivable for fund shares sold	10	—	297	3,340
Receivable from Advisor	—	21	14	2
Dividend and interest receivable	2,228	89	2,484	572

Total assets	962,699	46,285	270,236	189,250
Liabilities
Payable for investment securities purchased	4,394	—	999	1,711
Payable for fund shares redeemed	258	—	190	—
Payble to custodian	4,277	—	—	—
Investment advisory fee payable	877	43	65	45
Distribution and shareholder service fee payable	21	3	26	14
Other payables and accrued expenses	1,173	1,273	117	66

Total liabilities	11,000	1,319	1,397	1,836

Net Assets	$951,699	$44,966	$268,839	$187,414

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$78	$5	$24	$19
Capital paid in excess of par value	944,952	46,607	250,394	189,501
Accumulated net investment income (loss)	5,647	378	(780)	(984)
Accumulated net realized gain (loss)	(42,919)	(4,271)	2,818	(2,406)
Net unrealized appreciation (depreciation) of investments and foreign currencies	43,941	2,247	16,383	1,284

Net Assets	$951,699	$44,966	$268,839	$187,414

Institutional Share Class
Net Assets	$801,502	$21,043	$83,775	$76,151
Shares Outstanding	65,989,169	2,567,844	7,628,817	7,737,804
Net Asset Value Per Share	$12.15	$8.19	$10.98	$9.84

See accompanying Notes to Financial Statements.

June 30, 2012	William Blair Funds 43

Statements of Operations

for the Period Ended June 30, 2012 (all amounts in thousands)

	Emerging Markets Growth Fund	Emerging Leaders Fund	Bond Fund	Low Duration Fund
Investment income
Dividends	$14,885	$816	$—	$—
Less foreign tax withheld	(1,101)	(59)	—	—
Interest	8	—	5,340	1,963

Total income	13,792	757	5,340	1,963
Expenses
Investment advisory fees	5,534	305	374	257
Distribution fees	23	—	14	5
Shareholder services fees	117	19	132	73
Custodian fees	273	64	27	34
Transfer agent fees	25	10	16	11
Sub-transfer agent fees
Class N	9	—	9	1
Class I	34	—	20	—
Professional fees	69	28	13	10
Registration fees	34	38	29	31
Shareholder reporting fees	34	—	2	—
Trustee fees	21	2	5	3
Other expenses	19	5	6	6

Total expenses before waiver	6,192	471	647	431
Expenses waived by the Advisor	—	(106)	(64)	(10)

Net expenses	6,192	365	583	421

Net investment income (loss)	7,600	392	4,757	1,542
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments	(13,238)	(1,591)	1,969	155
Foreign currency transactions	(1,245)	(30)	—	—

Total net realized gain (loss)	(14,483)	(1,621)	1,969	155
Change in net unrealized appreciation (depreciation) of:
Investments	63,746	4,762	2,990	1,025
Foreign currency translations	(494)	44	—	—

Total change in net unrealized appreciation (depreciation)	63,252	4,806	2,990	1,025

Net increase (decrease) in net assets resulting from operations	$56,369	$3,577	$9,716	$2,722

See accompanying Notes to Financial Statements.

44 Semi-Annual Report	June 30, 2012

Statements of Changes in Net Assets

for the Period Ended June 30, 2012 and the Year Ended December 31, 2011 (all amounts in thousands)

	Emerging Markets Growth Fund		Emerging Leaders Fund		Bond Fund		Low Duration Fund
	2012	2011	2012	2011	2012	2011	2012	2011
Operations
Net investment income (loss)	$7,600	$8,885	$392	$701	$4,757	$8,820	$1,542	$2,586
Net realized gain (loss) on investments and foreign currency transactions	(14,483)	127,536	(1,621)	112	1,969	3,325	155	59
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	63,252	(304,105)	4,806	(20,181)	2,990	3,590	1,025	360

Net increase (decrease) in net assets resulting from operations	56,369	(167,684)	3,577	(19,368)	9,716	15,735	2,722	3,005
Distributions to shareholders from
Net investment income	—	(4,450)	—	(332)	(5,539)	(9,700)	(2,526)	(4,103)
Net realized gain	—	(115,030)	—	(3,704)	—	(1,831)	—	—

	—	(119,480)	—	(4,036)	(5,539)	(11,531)	(2,526)	(4,103)
Capital stock transactions
Net proceeds from sale of shares	194,763	352,369	10,538	19,857	47,896	109,328	55,396	124,749
Shares issued in reinvestment of income dividends and capital gain distributions	—	100,061	—	3,491	4,205	—	1,963	—
Less cost of shares redeemed	(117,279)	(597,963)	(16,971)	(47,023)	(19,455)	(74,292)	(27,288)	(109,974)

Net increase (decrease) in net assets resulting from capital share transactions	77,484	(145,533)	(6,433)	(23,675)	32,646	35,036	30,071	14,775

Increase (decrease) in net assets	133,853	(432,697)	(2,856)	(47,079)	36,823	39,240	30,267	13,677
Net assets
Beginning of period	$817,846	$1,250,543	$47,822	$94,901	$232,016	$192,776	$157,147	$143,470

End of period	$951,699	$817,846	$44,966	$47,822	$268,839	$232,016	$187,414	$157,147

Accumulated net investment income (loss) at the end of the period	$5,647	$(7,892)	$378	$238	$(780)	$(879)	$(984)	$(1,517)

See accompanying Notes to Financial Statements.

June 30, 2012	William Blair Funds 45

Notes to Financial Statements

(1) Significant Accounting Policies

The following is a summary of William Blair Funds’ (the “Trust”) significant accounting policies in effect during the year covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Description of the Fund

The Fund is a diversified mutual fund registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The number of shares authorized for this Trust is unlimited. The Trust currently consists of the following twenty-four funds (the “Funds”), each with its own investment objective and policies. For each Fund, the number of shares authorized is unlimited.

Equity Funds	International Equity Funds

Growth

Large Cap Growth

Small Cap Growth

Mid Cap Growth

Small-Mid Cap Growth

Large Cap Value

Small Cap Value

Mid Cap Value

Small-Mid Cap Value

Global Equity Fund

Global Growth

Multi-Asset and Alternative Funds

Macro Allocation

Commodity Strategy Long/Short

International Growth

International Equity

Institutional International Growth

Institutional International Equity

International Small Cap Growth

Emerging Markets Growth

Emerging Leaders Growth

Emerging Markets Small Cap Growth

Fixed-Income Funds

Bond

Income

Low Duration

Money Market Fund

Ready Reserves

The investment objectives of the Funds are as follows:

Equity	Long-term capital appreciation.
Global Equity	Long-term capital appreciation.
International Equity	Long-term capital appreciation.
Fixed-Income	High level of current income with relative stability of principal. (Maximize total return—Low Duration)
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Fund, the Institutional International Equity Fund and the Institutional Share Classes of the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Leaders Growth Fund, Bond Fund, and the Low Duration Fund are the only Funds covered in this report.

The Macro Allocation Fund and the Commodity Strategy Long/Short Fund have a fiscal year end of October 31, and issue a separate report.

(b) Share Classes

Three different classes of shares of the Global Growth, International Small Cap Growth, Emerging Markets Growth, Emerging Leaders Growth, Emerging Markets Small Cap Growth, Bond and the Low Duration Funds currently exist: N, I and Institutional. This report includes financial information for only the Institutional Class. The Institutional share class is sold to institutional investors, including but not limited to employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the Fund’s high minimum investment requirement. The minimum initial investment required is $5 million. The Global Growth and Emerging Markets Small Cap Growth Funds do not have any shareholders in the Institutional Class as of June 30, 2012.

46 Semi-Annual Report	June 30, 2012

Investment income realized and unrealized gains and losses, and certain Fund level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Funds have equal rights with respect to voting subject to class specific arrangements.

(c) Investment Valuation

The market value of domestic equity securities is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the latest bid price.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the latest bid price. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate, and as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value the security as of the close of regular trading on the New York Stock Exchange. As a result, a Fund’s value for a security may be different from the last sale price (or the latest bid price).

Fixed-income securities are valued by using market quotations or independent pricing services that use either prices provided by market-makers or matrices that produce estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities, and other assets, for which a market price is not available or is deemed unreliable, (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the latest bid price), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. As of June 30, 2012, there were securities held in the Institutional International Growth, International Small Cap Growth, Emerging Markets Growth and Bond Funds requiring fair valuation pursuant to the Funds’ Valuation Procedures.

(d) Investment income and transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rate shown on the Portfolio of Investments for the Bond Fund and Low Duration Fund were the rates in effect on June 30, 2012. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the period ended June 30, 2012, the Bond and Low Duration Funds recognized an increase of interest income and a decrease of net realized loss of $(786) and $(984), respectively (in thousands). This reclassification had no effect on the net asset value or the net assets of the Funds.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

June 30, 2012	William Blair Funds 47

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at year end.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined by dividing the Fund’s net assets by the number of shares outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 4:00 p.m. Eastern time, on each day the Exchange is open.

Dividends from net investment income, if any, are declared at least annually for the Institutional International Growth, Institutional International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Funds. Dividends from the Bond and Low Duration Funds are declared daily and paid monthly. Dividends payable to shareholders are recorded on the ex-dividend date.

(f) Foreign Currency Translation and Foreign Currency Forward Contracts

The Funds (excluding the Bond and Low Duration Funds) may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, forward open foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s net asset value, typically 4:00 p.m. Eastern time on days when there is regular trading on the New York Stock Exchange (the “Exchange”). Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(g) Income Taxes

Each Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies. Each Fund intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

The Institutional International Growth, Institutional International Equity, International Small Cap Growth, Emerging Markets Growth, and Emerging Leaders Growth Funds may be subject to a tax imposed on net realized and unrealized gains on securities of certain foreign countries.

Management has evaluated all of the uncertain tax positions of the Funds and has determined that no liability is required to be recorded in the financial statements.

The statute of limitations on the Funds’ tax returns for each of the tax years in the four year period ended December 31, 2011 remains open and the returns are subject to examination.

48 Semi-Annual Report	June 30, 2012

The Funds have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for federal income tax purposes. The Funds also treat the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for federal income tax purposes and related gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) at June 30, 2012 were as follows (in thousands):

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Institutional International Growth	1,585,567	165,144	71,443	93,701
Institutional International Equity	106,321	12,491	3,277	9,214
International Small Cap Growth	613,406	69,552	34,638	34,914
Emerging Markets Growth	894,872	70,072	40,969	29,103
Emerging Leaders Growth	44,328	2,000	1,640	360
Bond	184,052	1,671	387	1,284
Low Duration	251,058	16,751	368	16,383

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Funds may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to Section 988 currency gains and losses, PFIC gains and losses, paydown gains and losses and redemptions in-kind. These reclassifications have no impact on the net asset values of the Funds. Accordingly, at December 31, 2011, the following reclassifications were recorded (in thousands):

Fund	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Capital Paid in Excess of Par Value
Institutional International Growth	$(2,642)	$2,642	$—
Institutional International Equity	(679)	701	(22)
International Small Cap Growth	8,995	(8,995)	—
Emerging Markets Growth	5,939	(24,168)	18,229
Emerging Leaders Growth	(251)	276	(25)
Bond	879	(879)	—
Low Duration	1,517	(1,517)	—

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows (in thousands):

	Distributions Paid in 2011			Distributions Paid in 2010
Fund	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains
Institutional International Growth	$—	$1,997	$—	$—	$35,383	$—
Institutional International Equity	—	2,306	—	—	4,059	—
International Small Cap Growth	—	5,384	—	—	1,388	—
Emerging Markets Growth	—	3,984	93,763	—	11,311	—
Emerging Leaders Growth	13	697	1,443	—	—	—
Bond	—	2,764	577	—	1,483	99
Low Duration	—	1,853	—	—	1,041	—

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows (in thousands):

Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)
Institutional International Growth	$17,088	$(202,354)	$—	$9,198
Institutional International Equity	—	(127,316)	—	6,149
International Small Cap Growth	5,874	(59,252)	—	(26,530)
Emerging Markets Growth	—	(13,506)	—	(36,194)
June 30, 2012	William Blair Funds 49

Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)
Emerging Leaders Growth	$—	$(931)	$—	$(4,292)
Bond	2	(79)	928	13,393
Low Duration	—	(2,561)	—	259

As of December 31, 2011, the Funds have unused capital loss carry forwards available for federal income tax purposes to be applied against future gains, if any. If not applied, the carryforward will expire as follows (in thousands):

Fund	2016	2017	2018	Total
Institutional International Growth	$—	$182,481	$—	$182,481
Institutional International Equity	13,581	113,087	—	126,668
International Small Cap Growth	—	55,999	—	55,999
Low Duration	—	—	955	955

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. Under the Act each Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred in periods after enactment will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. Each Fund has the following carry forward capital losses without expiration as of December 31, 2011 (in thousands):

Fund	Short Term	Long Term
Low Duration	$951	$406

For the period from November 1, 2011 through December 31, 2011, the following Funds incurred realized ordinary loss and capital losses. Ordinary Loss includes losses from currency transactions and PFICs. Each Fund intends to treat these losses as having occurred on the first day of fiscal year 2012 for federal income tax purposes (in thousands):

Fund	Ordinary Loss	Short-Term Capital	Long-Term Capital
Institutional International Growth	$—	$19,637	$—
Institutional International Equity	19	613	—
International Small Cap Growth	537	2,491	—
Emerging Markets Growth	783	9,852	2,610
Emerging Leaders Growth	16	791	81
Bond	—	78	—
Low Duration	—	118	132

(h) Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. William Blair & Company, L.L.C. (the “Advisor”) will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. A Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

50 Semi-Annual Report	June 30, 2012

(i) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(j) Indemnification

In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Fund’s maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

(k) Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•

Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time the net asset value of the Fund is calculated.

•

Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Any transfers between Level 1 and Level 2 are disclosed, effective as of the beginning of the year, in the tables below with the reasons for the transfers disclosed in a note to the tables, if applicable.

As of June 30, 2012, the hierarchical input levels of securities in each Fund, segregated by security class, are as follows (in thousands):

	Institutional International Growth	Institutional International Equity	International Small Cap Growth	Emerging Markets Growth	Emerging Leaders Growth
Investments in securities
Level 1—Quoted prices
Common Stocks	$1,622,734	$109,875	$621,984	$904,808	$43,755
Preferred Stocks	—	—	—	18,748	933
Level 2—Other significant observable inputs
Short-Term Investments	55,989	5,659	26,085	—	—
Level 3—Significant unobservable inputs
Common Stock	299	—	—	—	—
Convertible Bonds	246	—	251	419	—

Total investments in securities	$1,679,268	$115,534	$648,320	$923,975	$44,688

Other financial instruments—Liabilities
Level 2—Other significant observable inputs

Forward foreign currency contracts	$9	$(11)	—	—	—

June 30, 2012	William Blair Funds 51

	Bond	Low Duration
Investments in securities
Level 1—Quoted Prices
None	—	—
Level 2—Other significant observable inputs
U.S. Government and Agency Bonds	113,334	124,158
Corporate Bonds	142,281	20,067
Asset Backed Bonds	8,502	35,705
Short-Term Investments	3,157	5,406
Level 3—Significant unobservable inputs
Asset Backed Bonds	167	—

Total investments in securities	$267,441	$185,336

There were no transfers between Level 1 and Level 2 during the year.

Level 1 Common Stocks are exchange-traded securities with a quoted price. See Portfolio of Investments for Sector Classification.

The fair value estimates for the Level 3 securities in the Institutional International Growth, International Small Cap Growth, Emerging Markets Growth and Bond Funds were determined in good faith by the Pricing Committee in consultation with the Valuation Committee, pursuant to the Valuation Procedures adopted by the Board of Trustees. There were various factors considered in reaching this fair value determination, including, but not limited to, the following: the type of security, the extent of public trading of the security, information obtained from a broker-dealer for the security, analysis of the company’s performance, market trends that influence its performance and the potential for an adverse outcome in pending litigation. Level 3 securities represented 0.04%, 0.04%, 0.04%, 0.60% and 0.70% as a percentage of Net Assets in the Growth, International Small Cap Growth, Emerging Markets Growth, Bond and Income Funds, respectively. The change in net unrealized gain (loss) related to those securities held at June 30, 2012 is included in the change in net unrealized appreciation (depreciation) of investments on the Statement of Operations. There were no transfers from or to Level 3 during the period.

(2) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Fund has a management agreement with the Advisor for investment advisory, clerical, bookkeeping and administrative services. Each Fund pays the Advisor an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

International Funds:		Fixed-Income Funds
Institutional International Growth:		Bond	0.30%
First $500 million	1.00%	Low Duration	0.30%
Next $500 million	0.95%
Next $1.5 billion	0.90%
Next $2.5 billion	0.875%
Next $5 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%
Institutional International Equity:
First $500 million	1.000%
Next $500 million	0.950%
In excess of $1 billion	0.900%
International Small Cap Growth	1.00%
Emerging Markets Growth	1.10%
Emerging Leaders Growth	1.10%

All of the Funds, except Institutional International Growth, have also entered into Expense Limitation Agreements with the Advisor. Under the terms of these agreements, the Advisor will waive its management fee and/or reimburse the Fund for expenses in excess of the agreed upon rate. The amount the Advisor owes a Fund as of the report date is recorded as the

52 Semi-Annual Report	June 30, 2012

Receivable from Advisor on the Statement of Assets and Liabilities. The Advisor reimburses the Funds on an monthly basis. Under the terms of these agreements, the Advisor has agreed to waive its advisory fees and/or absorb other operating expenses through April 30, 2013, if total expenses of the Funds exceed the following rates (as a percentage of average daily net assets):

Fund	Effective May 1, 2012 through April 30, 2013	Effective May 1, 2011 through April 30, 2012
Institutional International Equity	1.10%	1.10%
International Small Cap Growth	1.25%	1.25%
Emerging Markets Growth	1.30%	1.30%
Emerging Leaders Growth	1.25%	1.25%
Bond	0.35%	0.35%
Low Duration	0.40%	0.40%

For a period of three years subsequent to the Commencement of Operations of the Fund, the Advisor is entitled to reimbursement from the Emerging Leaders Growth and Low Duration Funds for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. The total amount available for recapture at June 30, 2012 is $163 (in thousands) for the Low Duration Fund. As a result, the total expense ratio for a Fund during the period the agreement is in effect will not fall below the percentage indicated.

For the period ended June 30, 2012, the fees waivers and/or reimbursements for each Fund were as follows (in thousands):

Fund	Fund Level Waiver	Class Specific Waiver*	Total Waiver
Institutional International Equity	$37	$—	$37
Emerging Leaders Growth	105	1	106
Bond	35	29	64
Low Duration	9	1	10

*	Class specific waivers include waivers on Class N and Class I, which are included in a separate report.

(3) Investment Transactions

Investment transactions, excluding money market instruments, repurchase agreements and demand notes for the period ended June 30, 2012 were as follows (in thousands):

Fund	Purchases	Sales
Institutional International Growth	727,714	(711,614)
Institutional International Equity	55,249	(59,377)
International Small Cap Growth	247,693	(373,436)
Emerging Markets Growth	550,693	(481,027)
Emerging Leaders Growth	27,931	(34,782)
Bond	76,529	(41,620)
Low Duration	65,849	(38,607)

(4) Forward Foreign Currency Contracts

The Funds (excluding the Bond and Low Duration Funds) from time to time may enter into forward foreign currency contracts with the Fund’s custodian and other counterparties in an attempt to hedge against a decline in the value of foreign currency against the U.S. dollar. The Funds bear the market risk that arises from changes in foreign currency rates and bear the credit risk if the counterparty fails to perform under the contract.

June 30, 2012	William Blair Funds 53

For the period ended June 30, 2012, the Institutional International Growth, Institutional International Equity, and International Small Cap Growth Funds engaged in forward foreign currency contracts with average notional volume (in thousands) of:

Fund	Average Notional Value
Institutional International Growth	$162,356
Institutional International Equity	2,299
International Small Cap Growth	3,775

The following tables present the value of forward foreign currency contracts as of June 30, 2012 and their respective location on the Statement of Assets and Liabilities (values in thousands):

	Assets		Liabilities
Fund	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Institutional International Growth	Unrealized appreciation on foreign forward currency contracts	$9	Unrealized depreciation on foreign forward currency contracts	—
Institutional International equity	Unrealized appreciation on foreign forward currency contracts	—	Unrealized depreciation on foreign forward currency contracts	$11

The effect of forward contracts on the Statements of Operations for the period ended June 30, 2012 (values in thousands):

Realized gain (loss) recognized in foreign currency transactions
Fund	Value
Institutional International Growth	$4,859
Institutional International Equity	82
International Small Cap Growth	1,901

Change in unrealized gain (loss) recognized in foreign currency translations
Fund	Value
Institutional International Growth	$856
Institutional International Equity	(11)
International Small Cap Growth	311

The following table presents open forward foreign currency contracts as of June 30, 2012 (values in thousands):

Institutional International Growth
Counterparty	Short Contracts	Settlement Date	Local Currency	Current Value	Unrealized Gain/Loss
State Street Bank and Trust	Japanese Yen	9/20/2012	¥1,408,553	$17,640	$9

Institutional International Equity
Counterparty	Short Contracts	Settlement Date	Local Currency	Current Value	Unrealized Gain/Loss
Morgan Stanley and Company	Euro Currency	9/18/2012	€3,893	$4,862	(11)
54 Semi-Annual Report	June 30, 2012

(5) Fund Share Transactions

The following table summarizes the activity in capital shares for Institutional Classes of each Fund (in thousands):

	Dollars
	For the period ended June 30, 2012
Fund	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	$125,367	$—	$96,161	$29,206
Institutional International Equity	4,556	—	6,731	(2,175)
International Small Cap Growth	28,086	—	90,495	(62,409)
Emerging Markets Growth	186,592	—	106,948	79,644
Emerging Leaders Growth	5,937	—	13,123	(7,186)
Bond	14,964	1,297	3,177	13,084
Low Duration .	14,527	1,075	7,592	8,010

	Dollars
	For the year ended December 31, 2011
Fund	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	$357,122	$1,885	$464,979	$(105,972)
Institutional International Equity	12,843	2,328	164,692	(149,521)
International Small Cap Growth	144,872	5,156	51,270	98,758
Emerging Markets Growth	325,811	84,535	525,445	(115,099)
Emerging Leaders Growth	—	2,152	38,310	(36,158)
Bond	54,824	2,564	29,654	27,734
Low Duration.	61,464	1,816	42,760	20,520

	Shares
	For the period ended June 30, 2012
Fund	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	9,269	—	7,175	2,094
Institutional International Equity	470	—	667	(197)
International Small Cap Growth	2,332	—	7,081	(4,749)
Emerging Markets Growth	14,838	—	8,558	6,280
Emerging Leaders Growth	729	—	1,581	(852)
Bond	1,369	119	292	1,196
Low Duration.	1,473	109	771	811

	Shares
	For the year ended December 31, 2011
Fund	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	26,212	156	33,111	(6,743)
Institutional International Equity	1,239	259	16,514	(15,016)
International Small Cap Growth	11,931	463	4,109	8,285
Emerging Markets Growth	22,569	7,644	34,501	(4,288)
Emerging Leaders Growth	—	288	4,453	(4,165)
Bond	5,142	239	2,774	2,607
Low Duration.	6,225	184	4,328	2,081
June 30, 2012	William Blair Funds 55

Financial Highlights

Institutional International Growth Fund

	Period Ended June 30,	Years Ended December 31,
	2012	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.39	$14.37	$12.20	$8.66	$19.20	$19.39
Income (loss) from investment operations:
Net investment income (loss) (a)	0.16	0.21	0.14	0.10	0.25	0.15
Net realized and unrealized gain (loss) on investments	0.83	(2.17)	2.31	3.61	(10.24)	3.30

Total from investment operations	0.99	(1.96)	2.45	3.71	(9.99)	3.45
Less distributions from:
Net investment income	—	0.02	0.28	0.17	—	0.35
Net realized gain	—	—	—	—	0.55	3.29

Total distributions	—	0.02	0.28	0.17	0.55	3.64

Net asset value, end of year	$13.38	$12.39	$14.37	$12.20	$8.66	$19.20

Total Return (%)*	7.99	(13.66)	20.10	42.83	(51.99)	18.49
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.98	0.99	0.99	1.01	0.98	1.02
Net investment income (loss), before waivers and reimbursements	2.40	1.51	1.12	0.95	1.68	0.74

Net assets at end of year (in thousands)	$1,693,024	$1,542,594	$1,886,217	$1,375,848	$998,266	$2,145,312
Portfolio turnover rate (%)	43	111	99	125	86	61

(a)	Excludes $0.00, $0.09, $0.05, $(0.10), and $0.06 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2011, 2010, 2009, 2008, and 2007 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Redemption fees represent less than $0.005 per share for all periods.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

56 Semi-Annual Report	June 30, 2012

Financial Highlights

Institutional International Equity Fund

	Period Ended June 30,	Years Ended December 31,
	2012	2011	2010	2009	2008	2007

Net asset value, beginning of year	$9.27	$10.78	$9.84	$7.44	$15.03	$14.27
Income (loss) from investment operations:
Net investment income (loss)(a)	0.09	0.16	0.10	0.09	0.15	0.13
Net realized and unrealized gain (loss) on investments	0.37	(1.47)	0.99	2.38	(7.60)	2.42

Total from investment operations	0.46	(1.31)	1.09	2.47	(7.45)	2.55
Less distributions from:
Net investment income	—	0.20	0.15	0.07	—	0.22
Net realized gain	—	—	—	—	0.14	1.57

Total distributions	—	0.20	0.15	0.07	0.14	1.79

Net asset value, end of year	$9.73	$9.27	$10.78	$9.84	$7.44	$15.03

Total Return (%)*	4.96	(12.12)	11.12	33.27	(49.57)	18.36
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.10	1.10	1.07	1.09	1.05	1.09
Expenses, before waivers and reimbursements	1.16	1.10	1.07	1.09	1.05	1.06
Net investment income (loss), net of waivers and reimbursements	1.77	1.48	0.97	1.04	1.26	0.86
Net investment income (loss), before waivers and reimbursements	1.71	1.48	0.97	1.04	1.26	0.89

Net assets at end of year (in thousands)	$115,133	$111,474	$291,468	$365,271	$360,451	$618,179
Portfolio turnover rate (%)	48	91	73	78	91	66

(a)	Excludes $0.00, $0.04, $0.00, $0.00, and $(0.07) of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2011, 2010, 2009, 2008, and 2007 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Redemption fees represent less than $0.005 per share for all periods.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2012	William Blair Funds 57

Financial Highlights

International Small Cap Growth Fund

		Institutional Class Shares
	Period Ended June 30,	Years Ended December 31,
	2012	2011	2010	2009	2008	2007
Net asset value, beginning of year	$11.51	$13.24	$10.53	$6.69	$14.04	$13.43
Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	0.14	0.09	0.04	0.03	0.05
Net realized and unrealized gain (loss) on investments	0.65	(1.68)	2.69	3.83	(7.26)	1.72

Total from investment operations	0.74	(1.54)	2.78	3.87	(7.23)	1.77
Less distributions from:
Net investment income	—	0.19	0.07	0.03	—	0.12
Net realized gain	—	—	—	—	0.12	1.04

Total distributions	—	0.19	0.07	0.03	0.12	1.16

Net asset value, end of year	$12.25	$11.51	$13.24	$10.53	$6.69	$14.04

Total Return (%)*	6.43	(11.60)	26.40	57.84	(51.53)	13.53
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.07	1.08	1.08	1.13	1.14	1.14
Expenses, before waivers and reimbursements	1.07	1.08	1.08	1.13	1.11	1.14
Net investment income (loss), net of waivers and reimbursements	1.45	1.10	0.77	0.48	0.28	0.32
Net investment income (loss), before waivers and reimbursements	1.45	1.10	0.77	0.48	0.31	0.32

Net assets at end of year (in thousands)	$297,994	$334,656	$275,356	$165,436	$191,173	$230,715
Portfolio turnover rate (%)	36	85	85	136	78	88

(a)	Excludes $0.00, $0.15, $0.01, $(0.02), and $0.05 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2011, 2010, 2009, 2008, and 2007 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Redemption fees represent less than $0.005 per share for all periods.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

58 Semi-Annual Report	June 30, 2012

Financial Highlights

Emerging Markets Growth Fund

	Period Ended June 30,	Years Ended December 31,
	2012	2011	2010	2009	2008	2007
Net asset value, beginning of year	$11.32	$15.96	$13.03	$7.56	$22.07	$19.54
Income (loss) from investment operations:
Net investment income (loss)(a)	0.10	0.14	0.06	0.06	0.17	(0.01)
Net realized and unrealized gain (loss) on investments	0.73	(2.87)	3.05	5.55	(13.74)	7.27

Total from investment operations	0.83	(2.73)	3.11	5.61	(13.57)	7.26
Less distributions from:
Net investment income	—	0.08	0.18	0.14	—	0.19
Net realized gain	—	1.83	—	—	0.94	4.54

Total distributions	—	1.91	0.18	0.14	0.94	4.73

Net asset value, end of year	$12.15	$11.32	$15.96	$13.03	$7.56	$22.07

Total Return (%)*	7.33	(16.82)	23.91	74.33	(61.51)	38.21
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.19	1.19	1.17	1.22	1.22	1.25
Expenses, before waivers and reimbursements	1.19	1.19	1.17	1.22	1.20	1.25
Net investment income (loss), net of waivers and reimbursements	1.55	0.93	0.43	0.54	1.08	(0.05)
Net investment income (loss), before waivers and reimbursements	1.55	0.93	0.43	0.54	1.10	(0.05)

Net assets at end of year (in thousands)	$801,502	$675,633	$1,021,456	$830,660	$299,739	$809,071
Portfolio turnover rate (%)*	50	104	121	113	118	100

(a)	Excludes $0.00, $0.11, $0.15, $(0.09), and $0.21 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2011, 2010, 2009, 2008, and 2007 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Redemption fees represent less than $0.005 per share for all periods.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2012	William Blair Funds 59

Financial Highlights

Emerging Leaders Growth Fund

	Period Ended June 30,	Periods Ended December 31,
	2012	2011	2010	2009	2008(a)
Net asset value, beginning of year	$7.65	$10.35	$8.43	$4.78	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.06	0.09	0.04	0.04	0.04
Net realized and unrealized gain (loss) on investments	0.48	(2.10)	1.97	3.73	(5.26)

Total from investment operations	0.54	(2.01)	2.01	3.77	(5.22)
Less distributions from:
Net investment income	—	0.06	0.03	0.12	0.00 ^
Net realized gain	—	0.63	0.06	—	—
Return of capital	—	0.00 ^	—	—	—

Total distributions	—	0.69	0.09	0.12	0.00 ^

Net asset value, end of year	$8.19	$7.65	$10.35	$8.43	$4.78

Total Return (%)*	7.06	(19.30)	23.84	78.93	(52.11)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.25	1.26	1.25	1.25
Expenses, before waivers and reimbursements	1.62	1.41	1.35	1.36	1.41
Net investment income (loss), net of waivers and reimbursements	1.46	0.90	0.50	0.58	0.70
Net investment income (loss), before waivers and reimbursements	1.09	0.74	0.41	0.47	0.54

Net assets at end of year (in thousands)	$21,043	$26,166	$78,516	$106,313	$43,762
Portfolio turnover rate (%)	52	142	176	176	151

(a)	For the period March 26, 2008 (Commencement of Operations) to December 31, 2008.
(b)	Excludes $0.00, $0.96, $1.29, and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2011, 2010, 2009, and 2008 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Redemption fees represent less than $0.005 per share for all periods.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

60 Semi-Annual Report	June 30, 2012

Financial Highlights

Bond Fund

	Institutional Class Shares
	Period Ended June 30,	Periods Ended December 31,
	2012	2011	2010	2009	2008	2007(a)
Net asset value, beginning of year	$10.80	$10.58	$10.30	$9.72	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.45	0.48	0.51	0.50	0.32
Net realized and unrealized gain (loss) on investments	0.22	0.36	0.34	0.58	(0.31)	0.03

Total from investment operations	0.43	0.81	0.82	1.09	0.19	0.35
Less distributions from:
Net investment income	0.25	0.50	0.51	0.51	0.47	0.35
Net realized gain	—	0.09	0.03	—	—	—

Total distributions	0.25	0.59	0.54	0.51	0.47	0.35

Net asset value, end of year	$10.98	$10.80	$10.58	$10.30	$9.72	$10.00

Total Return (%)*	4.01	7.88	8.06	11.47	1.95	3.57
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.35	0.35	0.35	0.34	0.35	0.35
Expenses, before waivers and reimbursements	0.38	0.39	0.40	0.43	0.56	0.52
Net investment income (loss), net of waivers and reimbursements	3.93	4.24	4.54	5.07	5.04	5.09
Net investment income (loss), before waivers and reimbursements	3.90	4.20	4.49	4.98	4.83	4.92

Net assets at end of year (in thousands)	$83,775	$69,447	$40,490	$16,226	$10,443	$11,874
Portfolio turnover rate (%)*	12	28	25	29	52	38

(a)	For the period May 1, 2007 (Commencement of Operations) to December 31, 2007.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2012	William Blair Funds 61

Financial Highlights

Low Duration Bond Fund

		Institutional Class Shares
	Period Ended June 30,	Periods Ended December 31,
	2012	2011	2010	2009(a)
Net asset value, beginning of year	$9.83	$9.90	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.18	0.16	0.01
Net realized and unrealized gain (loss) on investments	0.07	0.03	0.05	(0.07)

Total from investment operations	0.16	0.21	0.21	(0.06)
Less distributions from:
Net investment income	0.15	0.28	0.24	0.01
Net realized gain	—	—	—	—

Total distributions	0.15	0.28	0.24	0.01

Net asset value, end of year	$9.84	$9.83	$9.90	$9.93

Total Return (%)*	1.64	2.14	2.15	(0.58)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.40	0.40	0.40	0.40
Expenses, before waivers and reimbursements	0.41	0.42	0.48	0.64
Net investment income (loss), net of waivers and reimbursements	1.89	1.81	1.61	1.54
Net investment income (loss), before waivers and reimbursements	1.88	1.79	1.53	1.30

Net assets at end of year (in thousands)	$76,151	$68,059	$47,965	$13,500
Portfolio turnover rate (%)*	12	43	51	—

(a)	For the period December 1, 2009 (Commencement of Operations) to December 31, 2009.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

62 Semi-Annual Report	June 30, 2012

Trustees and Officers (Unaudited). The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees
Michelle R. Seitz, 1965*	Chairperson of the Board of Trustees and President	Trustee since 2002; Chairperson since 2010 Since 2007	Partner, William Blair & Company, L.L.C.; Limited Partner, WB Holdings, L.P. (since November 2008); Member, WBC GP, L.L.P. (since November 2008)	25	Director, William Blair SICAV; Financial Accounting Foundation (FAF)

Richard W. Smirl, 1967*	Trustee and Senior Vice President	Trustee since 2010 and Senior Vice President Since 2007	Partner, William Blair & Company, L.L.C.	25	Director, William Blair SICAV

Non-Interested Trustees
Phillip O. Peterson, 1944	Trustee	Since 2007	Retired; formerly, President, Strong Mutual Funds, 2004-2005; formerly, Partner, KPMG LLP	25	The Hartford Group of Mutual Funds (87 portfolios); Symetra Mutual Funds Trust (variable annuity funds) (14 portfolios)

Lisa A. Pollina, 1965	Trustee	Since 2011	Senior Advisor to head of RBC Financial Group’s International Banking and Insurance division since 2010; formerly, Bank of America Corporation, Global Financial Institutions Executive from 2006-2008 and multiple Advisory from 2008-2010; prior thereto roles, Managing Partner, Bordeaux Capital from 2002-2006.	25	Darkstrand, high-speed fiber optic network provider (2009 to 2010); Jane Addams Hull House Association, Board of Trustees (2003 to 2009)

Donald J. Reaves, 1946	Trustee	Since 2004	Chancellor, Winston-Salem State University since 2007; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago 2002-2007.	25	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company

Donald L. Seeley, 1944	Trustee	Since 2003	Retired; formerly, Director, Applied Investment Management Program, University of Arizona Department of Finance, prior thereto, Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	25	Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer; Center for Furniture Craftsmanship (not-for-profit)
June 30, 2012	William Blair Funds 63

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. Companies; Director and Investment Committee Chairman of the US Accenture Foundation, Inc.; prior to 2005, Managing Partner of various divisions at Accenture	25	Mutual Trust Financial Group, provider of insurance and investment products; Board Member First MetLife Investors Insurance Company, NY Chartered Company for Metropolitan Life Insurance

Officers
Michael P. Balkin, 1959	Senior Vice President Vice President	Since 2009 2008-2009	Partner, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Partner, Magnetar Capital		N/A

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Partner, William Blair & Company, L.L.C.		N/A

David C. Fording, 1967	Senior Vice President Vice President	Since 2009 2006-2009	Partner, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Portfolio Manager, TIAA-CREF.		N/A

James S. Golan, 1961	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C.		N/A

W. George Greig, 1952	Senior Vice President	Since 1996	Partner, William Blair & Company, L.L.C.		N/A

Michael A. Jancosek, 1959	Senior Vice President	Since 2004	Partner, William Blair & Company L.L.C.		N/A

John F. Jostrand, 1954	Senior Vice President	Since 1999	Partner, William Blair & Company, L.L.C.		N/A

Chad M. Kilmer, 1975	Senior Vice President Vice President	Since 2011 2006-2011	Partner, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former analyst and Portfolio Manager U.S. Bancorp Asset Management.		N/A

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Partner, William Blair & Company, L.L.C.		Chairman, AG. Med, Inc.

Mark T. Leslie, 1967	Senior Vice President Vice President	Since 2008 2005-2008	Partner, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.		N/A

Matthew A. Litfin, 1972	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.		N/A

Kenneth J. McAtamney 1966	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.		N/A
64 Semi-Annual Report	June 30, 2012

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
Todd M. McClone, 1968	Senior Vice President Vice President	Since 2006 2005-2006	Partner, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A N/A

David Merjan, 1960	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.	N/A

David S. Mitchell, 1960	Senior Vice President	Since 2004	Partner, William Blair & Company, L.L.C.	N/A

David P. Ricci, 1958	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C.	N/A

Brian D. Singer, 1960	Senior Vice President Vice President	Since 2012 2011-2012

Partner, William Blair & Company, L.L.C.

Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Managing Partner, Singer Partners, LLC (2009-2011); prior thereto, UBS Global Asset Management (Americas) Inc. (2003-2007)

N/A

Paul J. Sularz, 1967	Senior Vice President Vice President	Since 2012 2009-2012	Partner, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; Vice President, J.P. Morgan Securities, Inc.	N/A

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Partner, William Blair & Company, L.L.C.	N/A

Christopher T. Vincent, 1956	Senior Vice President	Since 2004	Partner, William Blair & Company, L.L.C.	N/A

Kathleen M. Lynch, 1971	Vice President	Since 2010	Associate, William Blair & Company, L.L.C.	N/A

David F. Hone, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Portfolio Manager Large Cap Value, Deutsche Asset Management (2002-2010)	N/A

John Abunassar, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2009-2011); prior thereto. President and CEO of Allegiant Asset	N/A

Peter Carl, 1967	Vice President	Since 2011	Associate, William Blair & Company L.L.C. (since 2011); prior thereto, Portfolio Manager, Guidance Capital LLC (2006-2011)	N/A

D. Trowbridge Elliman III, 1957	Vice President	Since 2011	Associate, William Blair & Company L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2001-2011)	N/A
June 30, 2012	William Blair Funds 65

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
Christopher Walvoord, 1966	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2002-2011)	N/A

Brian Ziv, 1957	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2001-2011)	N/A

Edwin Denson, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Managing Partner, Singer Partners, LLC (2009-2011); prior thereto, UBS Global Asset Management (Americas) Inc. (2001-2009)	N/A

Thomas Clarke, 1968	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Managing Partner, Singer Partners, LLC (2009-2011); prior thereto, UBS Global Asset Management (Americas) Inc. (2000-2009)	N/A

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair & Company, L.L.C.; Associate Counsel and Chief Compliance Officer, Calamos Investments; Assistant General Counsel, American Century Investments.	N/A

Colette M. Garavalia, 1961	Treasurer	Since 2009	Associate, William Blair & Company, L.L.C.	N/A

	Secretary	2000-2009	Associate, William Blair & Company, L.L.C.	N/A

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair & Company, L.L.C.; Associate, Bell, Boyd & Lloyd, LLP; Associate, Sidley Austin LLP	N/A

John M. Raczek, 1970	Assistant Treasurer	Since 2010	Associate, William Blair & Company, L.L.C.; Manager, Calamos Investments	N/A

*	Ms. Seitz and Mr. Smirl are interested persons of the William Blair Funds because each is a partner of William Blair & Company, L.L.C., the Fund’s investment advisor, principal underwriter and distributor.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the earlier of (a) the non-interested Trustee’s 72nd birthday or (b) the 15th anniversary of the date that the non-interested Trustee was first elected or appointed as a member of the Board of Trustees. The Fund’s officers, except the Chief Compliance Officer, are elected annually by the Trustees. The Fund’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of the non-interested Trustees.
(2)	In November 2008, all partners of William Blair & Company, L.L.C. also became limited partners in WB Holdings, L.P.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

66 Semi-Annual Report	June 30, 2012

Renewal of the Trust’s Management Agreement

On April 24, 2012, the Board of Trustees (the “Board”) of the William Blair Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the renewal for an additional one-year term of the Trust’s Management Agreement with William Blair & Company, L.L.C. (the “Advisor”), on behalf of each of the William Blair Global Growth Fund, the William Blair Institutional International Growth Fund, the William Blair Institutional International Equity Fund, the William Blair International Small Cap Growth Fund, the William Blair Emerging Markets Growth Fund, the William Blair Emerging Leaders Growth Fund, the William Blair Bond Fund and the William Blair Low Duration Fund (each, a “Fund” and collectively, the “Funds”). In deciding to approve the renewal of the Management Agreement, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together.

The information in this summary outlines the Board’s considerations associated with its renewal of the Management Agreement. In connection with its deliberations regarding the continuation of the Management Agreement, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by the Advisor under the existing Management Agreement; comparative management fees and expense ratios as prepared by an independent provider (Lipper Inc.); the estimated profits realized by the Advisor; the extent to which the Advisor realizes economies of scale as a Fund grows; and whether any fall-out benefits are being realized by the Advisor. In addition, the Independent Trustees discussed the renewal of the Management Agreement with Fund management and in private sessions with independent legal counsel at which no representatives of the Advisor were present.

The Board, including the Independent Trustees, considered the renewal of the Management Agreement pursuant to a process that concluded at the Board’s April 24, 2012 meeting. In preparation for the review process, the Independent Trustees met with independent legal counsel and discussed the type and nature of information to be requested and independent legal counsel sent a formal request for information to Trust management. The Advisor provided extensive information in response to the request. After reviewing the information received, the Independent Trustees requested supplemental information, which the Advisor provided in writing and/or orally. The Independent Trustees reviewed comparative performance and comparative advisory fees and expense ratios for a peer group and a peer universe of funds provided by Lipper for each Fund. In addition, the Independent Trustees considered: (i) materials describing the nature, quality and extent of services provided by the Advisor; (ii) information comparing the performance of each Fund to one or more relevant securities indexes; (iii) information comparing advisory fees of each Fund to fees charged by the Advisor to other funds and client accounts with similar investment strategies; (iv) the estimated allocated direct or indirect costs of services provided and estimated profits realized by the Advisor for both the Trust as a whole and each Fund individually; and (v) information describing other benefits to the Advisor resulting from its relationship with the Funds. The Independent Trustees also noted that they receive information from the Advisor regarding the Funds throughout the year in connection with regular Board meetings, including presentations from portfolio managers. The Independent Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Management Agreement. Finally, the Advisor made an in-person presentation to the Independent Trustees regarding the contract review information, including addressing the supplemental information requests, and answered questions from the Independent Trustees.

On April 16, 23 and 24, 2012, the Independent Trustees met independently of Trust management and of the interested Trustees to review and discuss with independent legal counsel the information provided by the Advisor, Lipper and independent legal counsel. The Independent Trustees noted that in evaluating the Management Agreement, they were taking into account their accumulated experience as Board members in working with the Advisor on matters relating to the Funds. Based on their review, the Independent Trustees concluded that it was in the best interest of each Fund to renew the Management Agreement and recommended to the Board the renewal of the Management Agreement. The Board considered the recommendation of the Independent Trustees along with the other factors that the Board deemed relevant.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of the services provided by the Advisor to the Funds, the Board noted that the Advisor is a quality firm with a reputation for integrity and honesty that employs high quality people and has a long association with the Funds, in each case other than the Growth Fund, since the inception of the Funds. The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interests of shareholders and that shareholders have invested in the Funds knowing that the Advisor managed the Funds and knowing the investment advisory fee. The Board considered biographical information about the Trust’s officers and the Funds’ portfolio managers, including information on the portfolio managers’ investments in the Funds. The Board also considered the administrative services performed by the Advisor, financial information regarding the Advisor, the Advisor’s execution

June 30, 2012	William Blair Funds 67

quality and use of soft dollars, the compliance regime overseen by the Advisor, and the Advisor’s expense limitations in place for certain Funds. The Board was also provided with information pertaining to the Advisor’s organizational structure and senior management. The Board noted that the Advisor pays the compensation of all of the officers and the interested Trustees of the Trust.

The Board reviewed information on the annualized total returns of each Fund for the one, three, five and ten year periods ended December 31, 2011, as applicable, along with annualized total return information for the Lipper performance peer universe of funds and one or more relevant securities indexes. The Lipper performance peer universe for each Fund included all funds with a similar investment style as classified by Lipper regardless of asset size or primary channel of distribution. With respect to the comparative performance information generally, the Board considered the Advisor’s statement that it is committed to managing each Fund consistently with the Fund’s stated investment strategies through all market environments and that, as a result, the Funds’ relative performance compared to the Lipper performance peer universe and relevant securities indexes from year to year will be affected by whether the market environment favors or disfavors certain of the Advisor’s investment strategies, but that the Advisor seeks to provide superior performance over the long term. The Trustees reviewed each Fund’s ranking in its Lipper performance peer universe during the applicable periods, and based on that review, requested and discussed with the Advisor additional information regarding the performance of the Institutional International Equity Fund. With respect to the Institutional International Equity Fund, the Board considered the Advisor’s statement that the Fund’s lower allocations to emerging markets and small-cap securities relative to its peer funds had contributed to relative underperformance in recent periods.

Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Advisor to each Fund were satisfactory.

Fees and Expenses. The Board reviewed each Fund’s advisory fee and expense ratio and reviewed information comparing the advisory fee and expense ratio to those of a Lipper expense peer group and Lipper expense peer universe for each Fund. The Lipper expense peer group for each Fund consisted of a group of funds with a similar investment style as classified by Lipper, distribution channel and asset size as the Fund. The Lipper expense peer universe for each Fund consisted of all funds with a similar investment style as classified by Lipper and distribution channel as the Fund. For each Fund, the Board also reviewed amounts charged by the Advisor to other pooled investment vehicles, including other registered funds for which the Advisor acts as a subadvisor, and the Advisor’s fee schedule for institutional separate accounts. With respect to other pooled investment vehicles and institutional separate accounts, the Board considered the Advisor’s statement that both the mix of services provided to the Funds and the additional regulatory responsibilities associated with sponsoring registered investment companies were greater as compared to the work involved for other pooled investment vehicles and separate accounts. In addition, the Board considered the Advisor’s statement that institutional separate accounts are distributed differently, operate under different investment and regulatory structures and have different business risks as compared to the Funds.

In considering the Lipper information, the Board noted that the contractual advisory fees for the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Bond Fund and the Low Duration Fund were at or below the average advisory fees of their Lipper expense peer group. The Board also noted that the contractual advisory fees for the Global Growth Fund, the Institutional International Growth Fund, the Institutional International Equity Fund and the Emerging Leaders Growth Fund were above the average advisory fees of their Lipper expense peer group, but that each Fund’s advisory fee was within range of the average advisory fees of its Lipper expense peer group. The Board also considered that the Advisor had proposed to contractually limit total expenses for the Global Growth Fund, the Institutional International Equity Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Leaders Growth Fund, the Bond Fund and the Low Duration Fund. On the basis of the information provided, the Board concluded that each Fund’s advisory fee, coupled with applicable expense limitations, was reasonable.

Profitability. With respect to the profitability of the Management Agreement to the Advisor, the Board considered the overall fees paid under the Management Agreement, including the estimated allocated costs of the services provided and profits realized by the Advisor from its relationship with the Trust as a whole and each Fund individually. The Board concluded that the estimated profits realized by the Advisor were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors. The Board noted the Advisor’s representation that certain Fund expenses are relatively fixed and unrelated to asset size and that the Advisor may enjoy some economies of scale as a Fund’s assets grow. The Board also noted that the Advisor increased the number of personnel working on Fund matters during 2011. In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board

68 Semi-Annual Report	June 30, 2012

reviewed each Fund’s asset size, breakpoints for those Funds with breakpoints in the advisory fee schedule, the Fund’s total and net expense ratios and the expense limitations in place and/or proposed, and concluded that in the aggregate they reasonably reflect appropriate recognition of any economies of scale.

Other Benefits to the Advisor. The Board considered benefits derived by the Advisor from its relationship with the Funds, including (i) non-advisory fee revenue from the Funds in the form of shareholder administration fees, service fees and/or distribution fees and the payment of some or all of those revenues to affiliates or third parties, (ii) soft dollars, which pertain primarily to the Funds investing in equity securities, and (iii) favorable media coverage. The Board concluded that, taking into account these benefits, each Fund’s advisory fee was reasonable.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement continue to be fair and reasonable and that the continuation of the Management Agreement is in the best interests of each Fund.

June 30, 2012	William Blair Funds 69

(unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended December 31 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at www.williamblairfunds.com.

Additional Federal Income Tax Information: (unaudited)

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2011:

Emerging Markets Growth	Emerging Leaders Growth	Bond
$115,030,166	$2,732,548	$1,831,187

The following table provides the percentage of the 2011 year-end distributions that qualify for the dividend received deduction, and the qualified dividend income percentage:

Fund	Dividend Received Deduction%	Qualified Dividend Income%
Institutional International Growth	0.00%	80.38%
Institutional International Equity	0.00%	100.00%
International Small Cap Growth	0.00%	100.00%
Emerging Markets Growth	0.10%	100.00%
Emerging Leaders Growth	0.00%	100.00%
Bond	0.00%	0.00%
Low Duration	0.00%	0.00%

In January 2012, you were notified on IRS Form 1099-Div or substitute 1099 DIV as to the Federal tax status of the distributions received by you in the calendar year 2011.

70 Semi-Annual Report	June 30, 2012

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Portfolio.

Expense Example

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from January 1, 2012 to June 30, 2012.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

June 30, 2012	William Blair Funds 71

Fund Expenses; (unaudited)

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to the previous page for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value 1/1/2012	Ending Account Value 6/30/2012	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional International Growth Fund
Institutional Class—actual return	$1,000.00	$1,079.90	$5.07	0.98%
Institutional Class—hypothetical 5% return	$1,000.00	$1,019.99	$4.92	0.98
Institutional International Equity Fund
Class I—actual return	$1,000.00	$1,049.60	$5.61	1.10
Institutional Class—hypothetical 5% return	$1,000.00	$1,019.39	$5.52	1.10
International Small Cap Growth Fund
Institutional Class—actual return	$1,000.00	$1,064.30	$5.49	1.07
Institutional Class—hypothetical 5% return	$1,000.00	$1,019.54	$5.37	1.07
Emerging Markets Growth Fund
Institutional Class—actual return	$1,000.00	$1,073.30	$6.13	1.19
Institutional Class—hypothetical 5% return	$1,000.00	$1,018.95	$5.97	1.19
Emerging Leaders Growth Fund
Institutional Class—actual return	$1,000.00	$1,070.60	$6.44	1.25
Institutional Class—hypothetical 5% return	$1,000.00	$1,018.65	$6.27	1.25
Bond Fund
Institutional Class—actual return	$1,000.00	$1,040.10	$1.78	0.35
Institutional Class—hypothetical 5% return	$1,000.00	$1,023.12	$1.76	0.35
Low Duration Fund
Institutional Class—actual return	$1,000.00	$1,016.40	$2.01	0.40
Institutional Class—hypothetical 5% return	$1,000.00	$1,022.87	$2.01	0.40

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 182, and divided by 366 (to reflect the one-half year period).
72 Semi-Annual Report	June 30, 2012

BOARD OF TRUSTEES

Phillip O. Peterson

Retired Partner, KPMG LLP

Lisa A. Pollina

Senior Advisor to RBC Financial Group—International Banking and Insurance Division

Donald J. Reaves

Chancellor, Winston-Salem State University

Donald L. Seeley

Retired Adjunct Lecturer and Director, University of Arizona Department of Finance

Michelle R. Seitz, Chairman and President

Partner, William Blair & Company, L.L.C.,

Thomas J. Skelly

Retired Managing Partner, Accenture U.S.

Richard W. Smirl, Senior Vice President

Partner, William Blair & Company L.L.C.

Officers

Michael P. Balkin, Senior Vice President

Karl W. Brewer, Senior Vice President

David C. Fording, Senior Vice President

James S. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

Chad M. Kilmer, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Mark T. Leslie, Senior Vice President

Matthew A. Litfin, Senior Vice President

Kenneth J. McAtamney, Senior Vice President

Todd M. McClone, Senior Vice President

David Merjan, Senior Vice President

David S. Mitchell, Senior Vice President

David P. Ricci, Senior Vice President

Brian D. Singer, Senior Vice President

Paul J. Sularz, Senior Vice President

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Kathleen M. Lynch, Vice President

David F. Hone, Vice President

John Abunassar, Vice President

Peter Carl, Vice President

D. Trowbridge Elliman III, Vice President

Christopher Walvoord, Vice President

Brian Ziv, Vice President

Edwin Denson, Vice President

Thomas Clarke, Vice President

Walter R. Randall, Jr., Chief Compliance Officer and Assistant Secretary

Colette M. Garavalia, Treasurer

Andrew T. Pfau, Secretary

John M. Raczek, Assistant Treasurer

Investment Advisor

William Blair & Company, L.L.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Legal Counsel

Vedder Price P.C.

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

June 30, 2012	William Blair Funds 73

William Blair Funds

INTERNATIONAL EQUITY	FIXED-INCOME
Institutional International Growth Fund	Bond Fund - Institutional Class Shares
Institutional International Equity Fund	Low Duration Fund - Institutional Class Shares
International Small Cap Growth Fund - Institutional Class Shares
Emerging Markets Growth Fund - Institutional Class Shares
Emerging Leaders Growth Fund - Institutional Class Shares

©William Blair & Company, L.L.C., distributor
+1 800 742 7272 williamblairfunds.com	222 West Adams Street Chicago, Illinois 60606

Item 2.	Code of Ethics

Not applicable to this filing.

Item 3.	Audit Committee Financial Expert

Not applicable to this filing.

Item 4.	Principal Accountant Fees and Services

Not applicable to this filing.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the final quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

12. (a) (1) Code of Ethics

Not applicable because it is posted on Registrant’s website.

12. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act

12. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act.

12. (a) (3)

Not applicable to this Registrant.

12. (b)

Certification of Chief Executive Officer and Certification of Chief Financial Officer Required by Rule 30a-2(b) of the Investment Company Act

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Michelle R. Seitz
By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: August 16, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated

/s/ Michelle R. Seitz

By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: August 16, 2012

/s/ Colette M. Garavalia

By:	Colette M. Garavalia
Treasurer (Chief Financial Officer)

Date: August 16, 2012